UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	September 30, 2019

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	38
Investment Advisory Agreement Approval	39
Privacy Notice	41
Trustee and Officer Information	43

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,060.50	$1,023.01	$2.12	$2.08	0.41%
Core Plus Fixed Income Portfolio Class A	1,000.00	1,059.10	1,021.21	3.97	3.90	0.77
Core Plus Fixed Income Portfolio Class L	1,000.00	1,057.10	1,020.00	5.21	5.11	1.01
Core Plus Fixed Income Portfolio Class C	1,000.00	1,055.20	1,017.75	7.52	7.38	1.46
Core Plus Fixed Income Portfolio Class IS	1,000.00	1,061.80	1,023.31	1.81	1.78	0.35

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 10.83%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 10.30%.

Factors Affecting Performance

•  Government bond yields declined significantly over the period in the U.S. and throughout the world. After increasing the fed funds rate by 25 basis points (bps) in December 2018, the Federal Reserve (Fed) reversed course and signaled to the market that it would halt rate hikes. The Fed eventually cut rates by a total of 50 bps (so far) in 2019, as concerns mounted about trade wars and global economic growth. This helped relative performance, as the positive impact from the Fund's long duration position outside the U.S. more than offset the negative impact of the U.S. short duration exposure. The Fund's interest rate exposures are managed, in part, using futures and interest rate swaps.

•  Declining government bond yields and loose monetary policy helped spur demand for good quality bonds that offered extra yield over government securities. The result was strong performance in most credit sectors. The Fund benefited from overweights to these better-performing credit sectors — namely, investment-grade corporates, asset-backed securities (ABS) and non-agency residential and commercial mortgage-backed securities (MBS). It also benefited from its focus on agency MBS bonds with less average prepayment risk than those in the Index. This helped as mortgage rates fell to multi-year lows in 2019, spurring an increase in refinancings.

•  The Fund was hurt by exposure to emerging market currencies, which weakened along with the increased concern about trade wars and global economic growth. The Fund's currency exposures are managed, in part, using currency forward contracts.

•  During fiscal year 2019, the Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, 2019 fiscal year total returns would have been 10.63% for Class I shares as of September 30, 2019. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Management Strategies

•  Global growth is likely to continue to be lower for the remainder of 2019. Central banks have become more accommodative, although divided, particularly in the U.S. and Europe. We expect that to continue as uncertainty in the geopolitical and economic landscape remains prevalent. Three major risks we see to the outlook are Brexit, U.S.-China trade disputes and weakness in the manufacturing and trade sectors undermining the consumer. In this context, we expect U.S. Treasury yields to remain well below 2%.

•  We remain constructive on corporate credit. While valuations have richened with the strong performance in 2019 to date, we see a number of signals that macro risk is rising. This includes risk of a hard Brexit, continued trade negotiations between the U.S. and China with no resolution and weak global manufacturing data overall. However, our base case does not call for a recession. Rather, we expect continued low global growth and low inflation, supported by low real rates and easy financial conditions.

•  In the securitized assets sector, we still have a positive fundamental credit outlook for residential and consumer credit conditions in both the U.S. and Europe, though our enthusiasm has recently been tempered as concerns over a potential economic downturn become more pronounced. We remain slightly negative on agency MBS, but less negative than in the recent past. Agency MBS are under pressure from both increased prepayment risks from lower mortgage rates and also from the

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

continued supply-demand dynamics from the Fed continuing to reduce its MBS holdings and increasing market float by $20 billion per month. However, agency MBS spreads have widened materially over the past few months reflecting these risks, and now offer more comparable relative value. Much of the negative conditions for agency MBS seem to be priced in at this stage.

•  We remain cautious on emerging market debt. Ongoing U.S.-China trade talks will likely influence market sentiment, which has recently soured due to U.S. threats to restrict capital flows to China. The outcome of these negotiations is difficult to predict. This fragile backdrop for trade is weighing on global growth, increasing risks in the emerging market debt sector.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	10.83%	5.68%	5.97%	7.19%
Fund — Class A Shares w/o sales charges(5)	10.49	5.33	5.65	4.91
Fund — Class A Shares with maximum 3.25% sales charges(5)	6.94	4.63	5.30	4.76
Fund — Class L Shares w/o sales charges(6)	10.12	5.04	—	4.84
Fund — Class C Shares w/o sales charges(7)	9.70	—	—	4.64
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	8.70	—	—	4.64
Fund — Class IS Shares w/o sales charges(8)	10.89	—	—	8.79
Bloomberg Barclays U.S. Aggregate Index	10.30	3.38	3.75	6.90
Lipper Core Plus Bond Funds Index	9.74	3.52	4.62	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced offering on November 7, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15, 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.6%)
Agency Adjustable Rate Mortgage (0.0%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 2.48%, 7/1/45	$126	$128
Agency Fixed Rate Mortgages (19.1%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
3.50%, 8/1/49	1,992	2,024
4.00%, 4/1/49	3,246	3,366
4.50%, 2/1/49	2,870	3,020
Gold Pools:
3.00%, 3/1/47 - 6/1/49	3,808	3,889
3.50%, 1/1/44 - 4/1/49	2,115	2,212
4.00%, 6/1/44 - 1/1/48	1,471	1,545
5.41%, 7/1/37 - 8/1/37	20	22
5.44%, 1/1/37 - 6/1/38	59	65
5.46%, 5/1/37 - 1/1/38	76	82
5.48%, 8/1/37 - 10/1/37	48	52
5.50%, 8/1/37 - 4/1/38	74	81
5.52%, 9/1/37 - 10/1/37	17	19
5.62%, 12/1/36 - 8/1/37	68	74
6.00%, 10/1/36 - 8/1/38	113	129
6.50%, 12/1/25 - 8/1/33	86	97
7.00%, 6/1/28 - 11/1/31	36	38
Federal National Mortgage Association,
Conventional Pools:
2.50%, 9/1/49	1,000	990
3.00%, 6/1/40 - 8/1/49	11,048	11,245
3.50%, 8/1/45 - 7/1/49	9,108	9,454
4.00%, 11/1/41 - 9/1/49	12,192	12,739
4.50%, 3/1/41 - 8/1/49	4,724	4,981
5.00%, 3/1/41	214	234
5.50%, 6/1/35 - 1/1/37	59	66
5.62%, 12/1/36	32	34
6.50%, 4/1/24 - 1/1/34	808	914
7.00%, 11/1/22 - 12/1/33	134	141
9.50%, 4/1/30	73	82
October TBA:
3.00%, 10/1/34 - 10/1/49 (a)	4,960	5,051
3.50%, 10/1/49 (a)	20,959	21,499
Government National Mortgage Association,
October TBA:
3.50%, 10/20/49 (a)	680	704
4.00%, 10/20/49 (a)	13,500	14,040
Various Pools:
4.50%, 4/20/49	1,192	1,254
3.50%, 11/20/40 - 7/20/46	2,128	2,227
4.00%, 8/20/41 - 3/20/43	518	552
4.50%, 5/20/49 - 7/20/49	2,706	2,802
5.00%, 12/20/48 - 2/20/49	1,807	1,895
6.50%, 5/15/40	508	600
		108,219
	Face Amount (000)		Value (000)
Asset-Backed Securities (11.4%)
Aaset Trust,
3.84%, 5/15/39 (b)		$485	$486
Accredited Mortgage Loan Trust,
1 Month USD LIBOR + 0.60%, 2.62%, 4/25/34 (c)		823	816
American Homes 4 Rent Trust,
6.07%, 10/17/52 (b)		601	676
Aqua Finance Trust,
3.47%, 7/16/40 (b)		900	902
Avant Loans Funding Trust,
4.65%, 4/15/26 (b)		850	863
5.00%, 11/17/25 (b)		525	535
Blackbird Capital Aircraft Lease Securitization Ltd.,
5.68%, 12/16/41 (b)		833	873
CAM Mortgage Trust,
3.96%, 12/1/65 (b)		36	36
Consumer Loan Underlying Bond Credit Trust,
4.41%, 10/15/26 (b)		2,000	1,992
4.66%, 7/15/26 (b)		1,000	1,007
5.21%, 7/15/25 (b)		1,136	1,163
ContiMortgage Home Equity Loan Trust,
8.10%, 8/15/25		22	13
Diamond Resorts Owner Trust,
4.02%, 2/20/32 (b)		1,837	1,840
Fairstone Financial Issuance Trust I,
3.95%, 3/21/33 (b)	CAD	600	457
FCI Funding 2019-1 LLC,
3.63%, 2/18/31 (b)		$617	622
Finance of America Structured Securities Trust,
3.81%, 4/25/29 (b)(c)		757	767
Foundation Finance Trust,
3.86%, 11/15/34 (b)		870	891
FREED ABS Trust,
3.87%, 6/18/26 (b)		800	814
4.61%, 10/20/25 (b)		969	996
GCAT LLC,
3.84%, 6/25/48 (b)		404	405
Invitation Homes Trust,
1 Month USD LIBOR + 2.00%, 4.03%, 6/17/37 (b)(c)		1,550	1,555
1 Month USD LIBOR + 2.25%, 4.27%, 12/17/36 - 7/17/37 (b)(c)		1,553	1,554
JOL Air Ltd.,
4.95%, 4/15/44 (b)		255	258
Labrador Aviation Finance Ltd.,
5.68%, 1/15/42 (b)		483	494
MAPS Ltd.,
4.21%, 5/15/43 (b)		624	640
METAL LLC,
4.58%, 10/15/42 (b)		853	867

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
MFA LLC,
3.35%, 11/25/47 (b)		$870	$876
3.88%, 5/25/48 (b)		1,075	1,084
4.16%, 7/25/48 (b)		948	958
Nationstar HECM Loan Trust,
5.43%, 11/25/28 (b)(c)		1,200	1,203
New Residential Advance Receivables Trust,
3.06%, 10/20/52 - 8/15/53 (b)		2,630	2,632
New Residential Mortgage LLC,
4.69%, 5/25/23 (b)		418	424
NewDay Funding PLC,
1 Month GBP LIBOR + 2.10%, 2.81%, 8/15/26 (b)(c)	GBP	500	610
NRZ Advance Receivables Trust,
3.33%, 7/15/52 (b)		$900	905
NRZ Excess Spread-Collateralized Notes,
4.37%, 1/25/23 (b)		448	451
4.59%, 2/25/23 (b)		798	804
Oak Hill Advisors Residential Loan Trust,
3.00%, 7/25/57 (b)		108	108
Oxford Finance Funding 2019-1 LLC,
5.44%, 2/15/27 (b)		550	563
PNMAC GMSR Issuer Trust,
1 Month USD LIBOR + 2.35%, 4.37%, 4/25/23 (b)(c)		750	747
1 Month USD LIBOR + 2.65%, 4.67%, 8/25/25 (b)(c)		1,000	1,005
1 Month USD LIBOR + 2.85%, 5.34%, 2/25/23 (b)		500	501
Pretium Mortgage Credit Partners LLC,
4.83%, 9/25/58 (b)		723	729
Prosper Marketplace Issuance Trust,
3.36%, 11/15/23 (b)		307	307
3.59%, 7/15/25 (b)		1,250	1,260
4.87%, 6/17/24 (b)		450	456
5.50%, 10/15/24 (b)		1,296	1,309
PRPM LLC,
3.97%, 4/25/24 (b)		1,128	1,140
4.00%, 8/25/23 (b)(c)		491	495
RCO V Mortgage LLC,
4.00%, 5/25/23 (b)		711	714
4.46%, 10/25/23 (b)		841	849
RMF Buyout Issuance Trust,
5.43%, 11/25/28 (b)		1,200	1,202
S-Jets Ltd.,
7.02%, 8/15/42 (b)		1,067	1,090
Small Business Lending Trust,
2.85%, 7/15/26 (b)		740	739
Sofi Consumer Loan Program Trust,
3.79%, 4/26/27 (b)		600	615
4.02%, 8/25/27 (b)		200	207
	Face Amount (000)	Value (000)
Sprite 2017-1 Ltd.,
4.25%, 12/15/37 (b)	$561	$571
SPS Servicer Advance Receivables Trust,
4.50%, 10/17/50 (b)	490	496
Stanwich Mortgage Loan Trust,
4.50%, 10/18/23 (b)	767	774
START Ireland,
4.09%, 3/15/44 (b)	530	541
Start Ltd.,
4.09%, 5/15/43 (b)	1,372	1,402
Tricon American Homes Trust,
5.10%, 1/17/36 (b)	1,000	1,042
5.15%, 9/17/34 (b)	800	828
5.77%, 11/17/33 (b)	900	927
Upgrade Receivables Trust,
5.17%, 11/15/24 (b)	1,500	1,525
Upstart Securitization Trust,
3.73%, 9/20/29 (b)	1,700	1,710
5.00%, 8/20/25 (b)	1,750	1,770
Vantage Data Centers Issuer LLC,
4.07%, 2/16/43 (b)	394	410
Vericrest Opportunity Loan Trust,
3.35%, 9/25/49 (b)	1,979	1,990
VOLT LXIV LLC,
3.38%, 10/25/47 (b)	443	445
VOLT LXV LLC,
3.75%, 4/25/48 (b)	681	683
VOLT LXIX LLC,
4.70%, 8/25/48 (b)	550	549
VOLT LXXII LLC,
4.21%, 10/26/48 (b)	861	866
VOLT LXXIII LLC,
4.46%, 10/25/48 (b)	526	530
VOLT LXXV LLC,
4.34%, 1/25/49 (b)	678	685
VOLT LXXX LLC,
3.23%, 10/25/49 (b)	1,200	1,204
		64,453
Collateralized Mortgage Obligations — Agency Collateral Series (0.4%)
Federal Home Loan Mortgage Corporation,
1 Month USD LIBOR + 4.35%, 6.44%, 12/25/26 (b)(c)	187	196
1 Month USD LIBOR + 5.05%, 7.14%, 7/25/23 (c)	99	102
1 Month USD LIBOR + 5.25%, 7.34%, 7/25/26 (b)(c)	89	95
IO
0.46%, 11/25/27 (c)	23,866	594
0.57%, 8/25/27 (c)	14,833	456
IO REMIC
6.00% - 1 Month USD LIBOR, 3.97%, 11/15/43 (c)	939	137

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
6.05% - 1 Month USD LIBOR, 4.02%, 4/15/39 (c)	$549	$23
IO STRIPS
7.50%, 12/15/29	23	5
Federal National Mortgage Association, IO
6.39% - 1 Month USD LIBOR, 4.24%, 9/25/20 (c)	2,087	27
IO PAC REMIC
8.00%, 9/18/27	81	16
IO REMIC
6.00%, 7/25/33	64	13
IO STRIPS
6.50%, 9/25/29 - 12/25/29	342	54
8.00%, 4/25/24	54	5
8.50%, 10/25/25	28	5
9.00%, 11/25/26	27	4
REMIC
7.00%, 9/25/32	188	222
Government National Mortgage Association, IO
6.10% - 1 Month USD LIBOR, 3.62%, 7/16/33 (c)	377	5
5.00%, 2/16/41	192	32
IO PAC
6.15% - 1 Month USD LIBOR, 4.11%, 10/20/41 (c)	1,076	49
		2,040
Commercial Mortgage-Backed Securities (3.1%)
Bancorp Commercial Mortgage Trust,
1 Month USD LIBOR + 2.30%, 4.57%, 9/15/36 (b)(c)	1,400	1,414
BBCMS Trust,
4.43%, 9/10/28 (b)(c)	1,037	1,028
BXP Trust,
1 Month USD LIBOR + 3.00%, 5.03%, 11/15/34 (b)(c)	1,150	1,152
CG-CCRE Commercial Mortgage Trust,
1 Month USD LIBOR + 1.85%, 3.88%, 11/15/31 (b)(c)	761	759
Citigroup Commercial Mortgage Trust, IO
1.01%, 11/10/48 (c)	2,756	98
1.07%, 9/10/58 (c)	4,716	203
CLNS Trust,
1 Month USD LIBOR + 3.50%, 5.55%, 6/11/32 (b)(c)	800	803
COMM Mortgage Trust,
5.44%, 8/10/46 (b)(c)	800	823
IO
0.16%, 7/10/45 (c)	13,240	42
0.93%, 10/10/47 (c)	3,301	101
1.16%, 7/15/47 (c)	3,093	119
	Face Amount (000)	Value (000)
Commercial Mortgage Pass-Through Certificates,
4.79%, 2/10/47 (b)(c)	$575	$576
GS Mortgage Securities Trust,
4.91%, 8/10/46 (b)(c)	500	512
IO
0.87%, 9/10/47 (c)	5,262	157
1.48%, 10/10/48 (c)	5,254	322
HMH Trust,
6.29%, 7/5/31 (b)	450	473
InTown Hotel Portfolio Trust,
1 Month USD LIBOR + 2.05%, 4.08%, 1/15/33 (b)(c)	579	580
JP Morgan Chase Commercial Mortgage Securities Trust, IO
0.65%, 4/15/46 (c)	6,956	126
0.88%, 12/15/49 (c)	4,419	147
1.13%, 7/15/47 (c)	8,088	219
JPMBB Commercial Mortgage Securities Trust,
4.85%, 4/15/47 (b)(c)	775	799
IO
1.16%, 8/15/47 (c)	3,938	151
Natixis Commercial Mortgage Securities Trust,
4.56%, 2/15/39 (b)(c)	1,941	2,099
SG Commercial Mortgage Securities Trust,
4.66%, 2/15/41 (b)(c)	1,250	1,201
VMC Finance 2019-FL3 LLC,
1 Month USD LIBOR + 2.05%, 4.25%, 9/15/36 (b)(c)(d)	1,750	1,754
WFRBS Commercial Mortgage Trust,
3.50%, 8/15/47 (b)	1,400	1,235
4.28%, 5/15/45 (b)(c)	425	435
		17,328
Corporate Bonds (31.7%)
Communications (0.1%)
Vodafone Group PLC,
5.13%, 6/19/59	700	805
Energy (0.4%)
BP Capital Markets America, Inc.,
3.12%, 5/4/26	1,325	1,383
3.25%, 5/6/22	625	644
Midwest Connector Capital Co. LLC,
3.63%, 4/1/22 (b)	400	410
		2,437
Finance (13.6%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
4.13%, 7/3/23	1,150	1,207
American Express Co.,
4.20%, 11/6/25	450	495
American International Group, Inc.,
4.50%, 7/16/44	1,075	1,200
4.88%, 6/1/22	375	401

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
AvalonBay Communities, Inc., Series G
2.95%, 5/11/26	$375	$388
Banco Santander SA,
5.18%, 11/19/25	600	662
Bank of America Corp.,
4.24%, 4/24/38	225	257
6.11%, 1/29/37	250	328
MTN
3.97%, 3/5/29	1,950	2,115
4.00%, 1/22/25	1,055	1,121
4.25%, 10/22/26	1,088	1,176
Bank of Montreal,
3.80%, 12/15/32	800	830
Bank of New York Mellon Corp. (The), MTN
3.65%, 2/4/24	525	557
Banque Federative du Credit Mutuel SA,
3.75%, 7/20/23 (b)	1,530	1,611
BBVA USA,
3.50%, 6/11/21	800	813
BNP Paribas SA,
4.40%, 8/14/28 (b)	1,050	1,161
5.00%, 1/15/21	175	182
Boston Properties L.P.,
3.80%, 2/1/24	700	740
BPCE SA,
5.15%, 7/21/24 (b)	1,075	1,178
Brighthouse Financial, Inc.,
4.70%, 6/22/47	225	201
Series WI
3.70%, 6/22/27	730	722
Brookfield Finance, LLC,
4.00%, 4/1/24	775	825
Capital One Bank USA NA,
3.38%, 2/15/23	1,625	1,676
Capital One Financial Corp.,
3.30%, 10/30/24	2,275	2,356
Cigna Corp.,
3.75%, 7/15/23	725	760
4.90%, 12/15/48	475	546
CIT Bank NA,
2.97%, 9/27/25	800	801
Citigroup, Inc.,
3.89%, 1/10/28	1,825	1,956
3.98%, 3/20/30	1,700	1,850
6.68%, 9/13/43	120	174
Citizens Bank NA, MTN
2.55%, 5/13/21	250	252
CNO Financial Group, Inc.,
5.25%, 5/30/29	885	971
	Face Amount (000)	Value (000)
Cooperatieve Rabobank UA,
3.95%, 11/9/22	$650	$677
Credit Agricole SA,
3.75%, 4/24/23 (b)	1,175	1,229
3.88%, 4/15/24 (b)	500	534
Credit Suisse Group AG,
2.59%, 9/11/25 (b)	1,875	1,858
3.57%, 1/9/23 (b)	250	256
Danske Bank A/S,
5.00%, 1/12/22 (b)	350	368
Deutsche Bank AG,
2.70%, 7/13/20	625	624
3.95%, 2/27/23	850	863
Discover Bank,
7.00%, 4/15/20	250	256
Five Corners Funding Trust,
4.42%, 11/15/23 (b)	1,000	1,082
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35	1,315	1,378
GLP Capital LP/GLP Financing II, Inc.,
3.35%, 9/1/24	950	960
Goldman Sachs Group, Inc. (The),
4.22%, 5/1/29	1,825	1,994
6.75%, 10/1/37	965	1,304
MTN
4.80%, 7/8/44	625	749
Guardian Life Insurance Co. of America (The),
4.85%, 1/24/77 (b)	475	602
Harborwalk Funding Trust,
5.08%, 2/15/69 (b)	950	1,147
Hartford Financial Services Group, Inc. (The),
5.50%, 3/30/20	295	300
HSBC Holdings PLC,
4.25%, 3/14/24	2,325	2,448
HSBC USA, Inc.,
3.50%, 6/23/24	225	238
Humana, Inc.,
3.95%, 3/15/27	850	903
ING Bank N.V.,
5.80%, 9/25/23 (b)	770	855
Intesa Sanpaolo SpA,
5.25%, 1/12/24	610	661
iStar, Inc.,
5.25%, 9/15/22	300	307
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
6.25%, 6/3/26 (b)	450	466
JPMorgan Chase & Co.,
3.70%, 5/6/30	2,550	2,735
4.13%, 12/15/26	1,600	1,747
Kimco Realty Corp.,
3.70%, 10/1/49	1,050	1,030
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (b)	150	150

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Lloyds Banking Group PLC,
3.57%, 11/7/28	$250	$255
3.75%, 1/11/27	450	467
4.55%, 8/16/28	1,100	1,214
Marsh & McLennan Cos., Inc.,
3.88%, 3/15/24	1,225	1,305
MassMutual Global Funding II,
3.40%, 3/8/26 (b)	1,040	1,104
MetLife, Inc.,
5.70%, 6/15/35	175	236
Mizuho Financial Group, Inc.,
2.63%, 4/12/21 (b)	600	603
MPT Operating Partnership LP/MPT Finance Corp.,
5.00%, 10/15/27	300	315
Nationwide Building Society,
4.30%, 3/8/29 (b)	1,300	1,393
4.36%, 8/1/24 (b)	500	525
New York Life Global Funding,
1.70%, 9/14/21 (b)	600	596
Pine Street Trust I,
4.57%, 2/15/29 (b)	575	615
Realty Income Corp.,
3.25%, 10/15/22	400	413
REC Ltd.,
5.25%, 11/13/23 (b)	875	942
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23	875	904
Santander UK Group Holdings PLC,
3.57%, 1/10/23	1,125	1,142
Service Properties Trust,
4.35%, 10/1/24	1,850	1,874
Skandinaviska Enskilda Banken AB,
2.63%, 11/17/20 (b)	500	503
Standard Chartered PLC,
3.05%, 1/15/21 (b)	325	328
Syngenta Finance N.V.,
4.89%, 4/24/25 (b)	975	1,033
TD Ameritrade Holding Corp.,
3.63%, 4/1/25	500	532
Travelers Cos., Inc. (The),
3.75%, 5/15/46	500	551
UBS Group Funding Switzerland AG,
2.95%, 9/24/20 (b)	525	530
UnitedHealth Group, Inc.,
2.88%, 3/15/23	1,025	1,051
3.75%, 7/15/25	475	511
WEA Finance LLC/Westfield UK & Europe Finance PLC,
3.25%, 10/5/20 (b)	450	455
		76,630
	Face Amount (000)	Value (000)
Industrials (15.4%)
Air Liquide Finance SA,
1.75%, 9/27/21 (b)	$450	$447
Akamai Technologies, Inc.,
0.13%, 5/1/25	304	349
Altria Group, Inc.,
5.95%, 2/14/49	400	471
Amazon.com, Inc.,
2.80%, 8/22/24	1,625	1,691
American Airlines Pass-Through Trust, Series AA
3.15%, 8/15/33	550	567
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
4.90%, 2/1/46	1,325	1,583
Anthem, Inc.,
2.38%, 1/15/25	550	549
Apple, Inc.,
2.45%, 8/4/26	400	406
3.85%, 8/4/46	550	621
4.45%, 5/6/44	750	912
AT&T, Inc.,
4.25%, 3/1/27	1,125	1,225
4.50%, 3/9/48	950	1,023
4.90%, 8/15/37	300	341
BAT Capital Corp.,
4.54%, 8/15/47	1,250	1,200
Becton Dickinson and Co.,
2.89%, 6/6/22	600	609
Boeing Co. (The),
3.95%, 8/1/59	850	937
Booking Holdings, Inc.,
0.90%, 9/15/21 (e)	275	320
Bristol-Myers Squibb Co.,
4.25%, 10/26/49 (b)	1,300	1,512
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.20%, 3/15/28	750	789
4.91%, 7/23/25	300	329
CNH Industrial Capital LLC,
4.38%, 11/6/20	625	638
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/23	540	549
Coca-Cola Co. (The),
3.20%, 11/1/23	375	395
Comcast Corp.,
4.05%, 11/1/52	450	503
4.15%, 10/15/28	725	814
Concho Resources, Inc.,
4.85%, 8/15/48	575	660
Constellation Brands, Inc.,
4.40%, 11/15/25	2,050	2,268

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
CVS Health Corp.,
4.30%, 3/25/28	$750	$812
5.05%, 3/25/48	850	966
Daimler Finance North America LLC,
3.10%, 8/15/29 (b)	1,725	1,747
Dell International LLC/EMC Corp.,
6.02%, 6/15/26 (b)	1,475	1,660
Delta Air Lines, Inc.,
2.88%, 3/13/20	475	476
Series AA
3.20%, 10/25/25	1,050	1,098
Diageo Capital PLC Co.,
2.13%, 10/24/24	1,475	1,475
Diamond Sports Group LLC/Diamond Sports Finance Co.,
6.63%, 8/15/27 (b)(e)	700	728
Dollar Tree, Inc.,
3.70%, 5/15/23	450	467
4.20%, 5/15/28	750	807
Eldorado Gold Corp.,
9.50%, 6/1/24 (b)	1,050	1,139
Energy Transfer Operating L.P.,
5.15%, 3/15/45	800	841
Exxon Mobil Corp.,
4.11%, 3/1/46	1,200	1,423
Ferguson Finance PLC,
4.50%, 10/24/28 (b)	1,475	1,582
Fiserv, Inc.,
4.20%, 10/1/28	575	637
Ford Motor Credit Co., LLC,
3.20%, 1/15/21	400	401
Fortune Brands Home & Security, Inc.,
4.00%, 9/21/23	675	714
Fox Corp.,
5.58%, 1/25/49 (b)	925	1,172
General Motors Co.,
6.60%, 4/1/36	200	229
Glencore Funding LLC,
4.13%, 3/12/24 (b)	1,450	1,522
HCA, Inc.,
5.25%, 6/15/49	400	438
Heathrow Funding Ltd.,
4.88%, 7/15/23 (b)	525	548
Hilcorp Energy I LP/Hilcorp Finance Co.,
6.25%, 11/1/28 (b)	650	608
Imperial Brands Finance PLC,
3.13%, 7/26/24 (b)	1,000	1,003
International Business Machines Corp.,
3.30%, 5/15/26	2,750	2,902
Las Vegas Sands Corp.,
3.20%, 8/8/24	1,025	1,045
	Face Amount (000)	Value (000)
Lowe's Cos., Inc.,
2.50%, 4/15/26	$775	$773
3.65%, 4/5/29	550	589
LYB International Finance III LLC,
4.20%, 10/15/49 (d)	550	547
Macy's Retail Holdings, Inc.,
2.88%, 2/15/23 (e)	610	603
Medtronic, Inc.,
4.63%, 3/15/45	47	60
Microsoft Corp.,
3.13%, 11/3/25	325	346
4.45%, 11/3/45	750	948
Mondelez International Holdings Netherlands BV,
2.25%, 9/19/24 (b)	1,950	1,943
MPLX L.P.,
5.20%, 12/1/47 (b)	475	520
4.88%, 6/1/25	525	578
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (b)	1,375	1,372
Newell Brands, Inc.,
4.20%, 4/1/26 (e)	1,045	1,094
Newmont Goldcorp Corp.,
3.70%, 3/15/23	293	305
Novartis Capital Corp.,
4.40%, 5/6/44	800	991
Nuance Communications, Inc.,
1.00%, 12/15/35	425	404
Nucor Corp.,
3.95%, 5/1/28	550	601
Nvent Finance Sarl,
3.95%, 4/15/23	775	790
NXP Semiconductors N.V.,
1.00%, 12/1/19	475	518
Occidental Petroleum Corp.,
3.20%, 8/15/26	1,085	1,096
Oracle Corp.,
2.95%, 5/15/25	1,906	1,979
4.00%, 7/15/46	475	532
Palo Alto Networks, Inc.,
0.75%, 7/1/23	515	544
PepsiCo, Inc.,
3.60%, 3/1/24	625	666
Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 4/16/29 (b)	2,000	2,103
Rockies Express Pipeline LLC,
6.88%, 4/15/40 (b)	775	847
Shell International Finance BV,
3.25%, 5/11/25	1,150	1,218
Sherwin-Williams Co. (The),
2.95%, 8/15/29	1,775	1,782
Siemens Financieringsmaatschappij N.V.,
2.35%, 10/15/26 (b)	800	798

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Sika AG,
0.15%, 6/5/25	CHF	540	$598
Southern Copper Corp.,
5.25%, 11/8/42		$600	678
Splunk, Inc.,
0.50%, 9/15/23		495	534
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC,
3.36%, 3/20/23 (b)		1,694	1,704
Starbucks Corp.,
3.80%, 8/15/25		1,550	1,679
STMicroelectronics N.V., Series B
0.25%, 7/3/24		600	719
Telefonica Emisiones SA,
4.10%, 3/8/27		1,800	1,960
Teva Pharmaceutical Finance Netherlands III BV,
2.80%, 7/21/23 (e)		75	61
6.75%, 3/1/28 (e)		425	348
Total Capital International SA,
2.88%, 2/17/22		500	511
Trimble, Inc.,
4.15%, 6/15/23		1,150	1,202
United Airlines Pass-Through Trust, Series A
4.00%, 10/11/27		525	559
Verint Systems, Inc.,
1.50%, 6/1/21		325	328
Verizon Communications, Inc.,
3.88%, 2/8/29		375	412
4.67%, 3/15/55		196	235
Volkswagen Group of America Finance LLC,
2.40%, 5/22/20 (b)		800	801
4.75%, 11/13/28 (b)		1,025	1,141
Walmart, Inc.,
3.63%, 12/15/47		200	225
3.70%, 6/26/28		250	277
Weibo Corp.,
1.25%, 11/15/22		332	312
Zillow Group, Inc.,
2.00%, 12/1/21		5	5
			86,984
Utilities (2.2%)
Boston Gas Co.,
3.00%, 8/1/29 (b)		1,150	1,186
Calpine Corp.,
5.25%, 6/1/26 (b)		375	390
Duke Energy Indiana LLC, Series YYY
3.25%, 10/1/49		450	450
Electricite de France SA,
4.50%, 9/21/28 (b)		500	559
	Face Amount (000)		Value (000)
Enel Finance International N.V.,
3.63%, 5/25/27 (b)		$350	$363
4.25%, 9/14/23 (b)		575	611
Entergy Louisiana LLC,
3.05%, 6/1/31		525	545
ITC Holdings Corp.,
3.35%, 11/15/27		1,175	1,240
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (b)		1,380	1,455
Mississippi Power Co.,
3.95%, 3/30/28		825	899
Northern States Power Co.,
2.90%, 3/1/50		825	800
Oglethorpe Power Corp.,
5.05%, 10/1/48		775	939
Southern Power Co., Series D
1.95%, 12/15/19		550	550
Trans-Allegheny Interstate Line Co.,
3.85%, 6/1/25 (b)		775	824
Vistra Operations Co. LLC,
4.30%, 7/15/29 (b)		1,275	1,310
			12,121
			178,977
Mortgages — Other (9.6%)
Adjustable Rate Mortgage Trust,
4.74%, 6/25/35 (c)		232	237
Alternative Loan Trust,
1 Month USD LIBOR + 0.18%, 2.20%, 5/25/47 (c)		132	126
Banc of America Alternative Loan Trust,
1 Month USD LIBOR + 0.65%, 2.67%, 7/25/46 (c)		187	151
5.86%, 10/25/36		536	292
6.00%, 4/25/36		27	28
Banc of America Funding Trust,
5.25%, 7/25/37		129	128
Cascade Funding Mortgage Trust,
4.00%, 10/25/68 (b)(c)		725	708
ChaseFlex Trust,
6.00%, 2/25/37		731	505
Classic RMBS Trust,
3.06%, 8/15/26 (b)	CAD	3,600	2,717
E-MAC NL BV,
3 Month EURIBOR + 0.18%, 1.89%, 7/25/36 (c)	EUR	553	576
Eurosail BV,
3 Month EURIBOR + 1.80%, 1.44%, 10/17/40 (c)		700	761
Eurosail PLC,
3 Month GBP LIBOR + 0.95%, 1.73%, 6/13/45 (c)	GBP	738	887

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Eurosail-UK 2007-4bl PLC,
3 Month GBP LIBOR + 0.95%, 1.73%, 6/13/45 (c)	GBP	547	$665
Farringdon Mortgages No. 2 PLC,
3 Month GBP LIBOR + 1.50%, 2.27%, 7/15/47 (c)		216	264
Federal Home Loan Mortgage Corporation,
3.00%, 7/25/46 - 5/25/47		$3,388	3,424
3.50%, 5/25/45 - 5/25/47		2,423	2,490
3.87%, 5/25/45 (b)(c)		128	128
4.00%, 5/25/45		85	86
1 Month USD LIBOR + 2.35%, 4.37%, 4/25/30 (c)		1,300	1,316
1 Month USD LIBOR + 3.30%, 5.32%, 10/25/27 (c)		400	423
1 Month USD LIBOR + 5.15%, 7.17%, 10/25/29 (c)		300	347
FMC GMSR Issuer Trust,
4.23%, 9/25/24 (b)(c)		1,900	1,901
5.07%, 5/25/24 (b)(c)		1,400	1,448
GCAT Trust,
2.65%, 10/25/68 (b)(c)		1,112	1,117
Grifonas Finance PLC,
6 Month EURIBOR + 0.28%, 0.00%, 8/28/39 (c)	EUR	411	413
HarborView Mortgage Loan Trust,
1 Month USD LIBOR + 0.19%, 2.25%, 1/19/38 (c)		$482	468
Headlands Residential LLC,
3.97%, 6/25/24 (b)		500	504
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (c)	EUR	600	592
JP Morgan Mortgage Trust,
4.53%, 6/25/37 (c)		$131	121
6.00%, 6/25/37		119	113
Landmark Mortgage Securities No. 1 PLC,
3 Month EURIBOR + 0.60%, 0.20%, 6/17/38 (c)	EUR	768	786
Lehman Mortgage Trust,
6.50%, 9/25/37		$734	426
LHOME Mortgage Trust,
4.58%, 10/25/23 (b)		1,000	1,016
Natixis Commercial Mortgage Securities Trust,
4.27%, 5/15/39 (b)(c)		1,300	1,334
New Residential Mortgage Loan Trust,
4.00%, 9/25/57 (b)(c)		923	954
NRPL Trust,
4.25%, 7/25/67 (b)(c)		1,106	1,113
Paragon Mortgages No. 13 PLC,
3 Month GBP LIBOR + 0.40%, 1.17%, 1/15/39 (c)	GBP	285	323
	Face Amount (000)		Value (000)
Paragon Mortgages No. 15 PLC,
3 Month EURIBOR + 0.54%, 0.11%, 12/15/39 (c)	EUR	800	$767
Preston Ridge Partners Mortgage,
4.50%, 1/25/24 (b)		$1,091	1,101
RALI Trust,
5.50%, 12/25/34		477	482
6.00%, 11/25/36		205	189
RMAC PLC,
3 Month GBP LIBOR + 1.30%, 2.08%, 6/12/46 (c)	GBP	700	846
Rochester Financing No. 2 PLC,
3 Month GBP LIBOR + 2.75%, 3.53%, 6/18/45 (c)		750	930
Seasoned Credit Risk Transfer Trust,
3.00%, 7/25/56 - 10/25/58		$9,755	9,957
4.00%, 7/25/56 (c)		450	455
4.00%, 8/25/56 (b)(c)		1,000	987
4.00%, 8/25/58 - 10/25/58		1,036	1,087
4.50%, 6/25/57		2,831	3,020
4.75%, 7/25/56 - 6/25/57 (b)(c)		1,408	1,426
Structured Asset Securities Corp. Reverse Mortgage Loan Trust,
1 Month USD LIBOR + 1.85%, 3.87%, 5/25/47 (b)(c)		1,423	1,266
TDA 27 FTA,
3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (c)	EUR	1,600	1,545
VCAT Asset Securitization, LLC,
4.36%, 2/25/49 (b)		$1,062	1,073
			54,019
Municipal Bonds (0.9%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue Series 2010B
6.40%, 1/1/40		255	378
City of New York, NY, Series G-1
5.97%, 3/1/36		270	366
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds Series A
6.18%, 1/1/34		477	649
Municipal Electric Authority of Georgia, GA,
6.64%, 4/1/57 Series A		281	385
6.66%, 4/1/57 Series 2010A		317	454
New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Transitional Finance Authority Future Tax Secured Revenue Series A
5.27%, 5/1/27		320	382
University of Virginia, VA, Series C-2
2.97%, 9/1/49		2,460	2,481
			5,095

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (7.1%)
Australia Government Bond,
2.75%, 11/21/28	AUD	4,100	$3,189
Brazil Notas do Tesouro Nacional Serie F,
10.00%, 1/1/29	BRL	6,200	1,783
Colombian TES, Series B
7.00%, 6/30/32	COP	3,294,900	1,018
Croatia Government International Bond,
2.75%, 1/27/30	EUR	745	991
Egypt Government International Bond,
6.38%, 4/11/31 (b)		1,000	1,137
Export-Import Bank of India,
3.88%, 2/1/28 (b)		$1,786	1,889
Hellenic Republic Government Bond,
3.38%, 2/15/25 (b)	EUR	2,075	2,560
3.45%, 4/2/24 (b)		1,245	1,522
Hungary Government Bond,
3.00%, 8/21/30	HUF	656,700	2,358
Indonesia Treasury Bond,
6.13%, 5/15/28	IDR	12,919,000	845
8.25%, 5/15/29		13,520,000	1,019
Mexican Bonos, Series M
8.50%, 5/31/29	MXN	72,500	4,093
Mexico Government International Bond,
3.60%, 1/30/25		$704	732
New Zealand Government Bond,
3.00%, 4/20/29	NZD	3,225	2,369
Nigeria Government International Bond,
9.25%, 1/21/49 (b)		$1,195	1,338
Pertamina Persero PT,
6.50%, 11/7/48 (b)		900	1,184
Perusahaan Listrik Negara PT,
6.15%, 5/21/48 (b)		460	591
Petroleos Mexicanos,
6.50%, 1/23/29		525	536
6.84%, 1/23/30 (b)		570	591
7.69%, 1/23/50 (b)		536	560
Qatar Government International Bond,
5.10%, 4/23/48 (b)		730	935
Senegal Government International Bond,
6.25%, 5/23/33 (b)		483	488
Spain Government Bond,
1.95%, 7/30/30 (b)	EUR	1,725	2,231
3.45%, 7/30/66 (b)		535	994
Sweden Government Bond,
0.75%, 11/12/29 (b)	SEK	24,025	2,697
Ukraine Government International Bond,
6.75%, 6/20/26 (b)	EUR	615	724
9.75%, 11/1/28 (b)		$1,355	1,556
			39,930
	Face Amount (000)		Value (000)
U.S. Agency Security (0.4%)
Federal Home Loan Bank, 3.25%, 11/16/28		$2,055	$2,292
U.S. Treasury Securities (12.9%)
U.S. Treasury Bonds,
3.00%, 11/15/44		7,875	9,252
3.13%, 8/15/44		9,525	11,415
3.63%, 2/15/44		15,000	19,396
U.S. Treasury Notes,
0.88%, 1/15/29		6,528	6,928
2.75%, 8/31/23		6,500	6,791
2.88%, 11/30/23		18,000	18,945
			72,727
Total Fixed Income Securities (Cost $525,430)			545,208
	Shares
Short-Term Investments (11.4%)
Securities held as Collateral on Loaned Securities (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $2,903)		2,902,688	2,903
Investment Company (9.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $55,046)		55,046,309	55,046
	Face Amount (000)
U.S. Treasury Securities (1.0%)
U.S. Treasury Bill
2.35%, 11/21/19 (f)		$1,673	1,668
U.S. Treasury Note
1.75%, 11/30/19		4,100	4,098
Total U.S. Treasury Securities (Cost $5,763)			5,766
Sovereign (0.2%)
Egypt Treasury Bill
15.85%, 3/10/20 (Cost $1,379)	EGP	24,050	1,386
Total Short-Term Investments (Cost $65,091)			65,101
Total Investments (108.0%) (Cost $590,521) Including $2,849 of Securities Loaned (g)(h)			610,309
Liabilities in Excess of Other Assets (–8.0%)			(45,093)
Net Assets (100.0%)			$565,216

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(c)  Floating or variable rate securities: The rates disclosed are as of September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  When-issued security.

(e)  All or a portion of this security was on loan at September 30, 2019.

(f)  Rate shown is the yield to maturity at September 30, 2019.

(g)  Securities are available for collateral in connection with purchase of when-issued security, securities purchased on a forward commitment basis, open foreign currency forward exchange contracts and futures contracts.

(h)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $590,913,000. The aggregate gross unrealized appreciation is approximately $23,797,000 and the aggregate gross unrealized depreciation is approximately $3,987,000, resulting in net unrealized appreciation of approximately $19,810,000.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC		$233	MXN	4,583	10/2/19	$	(—	@)
Bank of America NA		$1,503	MXN	29,670	10/3/19		(—	@)
Bank of America NA	CAD	3,594		$2,708	12/18/19		(8)
Bank of America NA	HUF	739,371		$2,473	12/18/19		55
Bank of America NA	MXN	29,670		$1,485	12/18/19		—	@
Bank of America NA	NZD	3,552		$2,279	12/18/19		52
Bank of America NA	PLN	711		$182	12/18/19		4
Bank of America NA	ZAR	1,061		$72	12/18/19		2
Barclays Bank PLC	AUD	4,881		$3,360	12/18/19		58
Barclays Bank PLC	MXN	3,352		$168	12/18/19		—	@
Barclays Bank PLC		$171	EUR	154	12/18/19		(2)
BNP Paribas SA	BRL	7,687		$1,886	12/18/19		44
BNP Paribas SA	PEN	4,708		$1,409	12/18/19		17
Citibank NA	CHF	556		$566	12/18/19		5
Citibank NA	COP	3,529,652		$1,052	12/18/19		41
Citibank NA	MXN	23,013		$1,168	12/18/19		16
Citibank NA		$1,394	GBP	1,116	12/18/19		(18)
Citibank NA		$17	NOK	155	12/18/19		(—	@)
Goldman Sachs International	GBP	4,850		$6,006	12/18/19		24
Goldman Sachs International	SEK	26,617		$2,781	12/18/19		63
JPMorgan Chase Bank NA	EUR	13,930		$15,518	12/18/19		244
JPMorgan Chase Bank NA	IDR	27,742,199		$1,968	12/18/19		29
JPMorgan Chase Bank NA		$1,394	PEN	4,727	12/18/19		4
Royal Bank of Canada	CAD	598		$453	12/18/19		1
Royal Bank of Canada	EUR	757		$833	12/18/19		3
							$634

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Ultra Long Bond	90	Dec-19	$9,000	$12,817	$(34)
U.S. Treasury 2 yr. Note	292	Dec-19	58,400	62,926	(156)
U.S. Treasury 30 yr. Bond	8	Dec-19	800	1,299	(— @)
U.S. Treasury 5 yr. Note	137	Dec-19	13,700	16,323	(56)
U.S. Treasury Ultra Bond	42	Dec-19	4,200	8,060	(89)

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Futures Contracts (cont'd):

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Short:
German Euro OAT	23	Dec-19	EUR	(2,300)	$(4,270)	$62
U.S. Treasury 10 yr. Note	7	Dec-19		$(700)	(912)	(1)
German Euro Bund	27	Dec-19	EUR	(2,700)	(5,128)	54
						$(220)

@  —  Value is less than $500.

OAT  —  Obligations Assimilables du Trésor (Treasury Obligation).

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

COP  —  Colombian Peso

EGP  —  Egyptian Pound

EUR  —  Euro

GBP  —  British Pound

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

SEK  —  Swedish Krona

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	17.8%
Industrials	14.3
Finance	12.6
U.S. Treasury Securities	12.0
Asset-Backed Securities	10.6
Short-Term Investments	10.2
Mortgages — Other	8.9
Other**	7.0
Sovereign	6.6
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $111,735,000 and net unrealized depreciation of approximately $220,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $634,000.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $532,572)	$552,360
Investment in Security of Affiliated Issuer, at Value (Cost $57,949)	57,949
Total Investments in Securities, at Value (Cost $590,521)	610,309
Foreign Currency, at Value (Cost $157)	145
Cash	33
Interest Receivable	3,188
Receivable for Investments Sold	1,953
Receivable for Fund Shares Sold	1,724
Receivable for Variation Margin on Futures Contracts	733
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	662
Receivable from Affiliate	83
Tax Reclaim Receivable	12
Receivable from Securities Lending Income	1
Other Assets	90
Total Assets	618,933
Liabilities:
Payable for Investments Purchased	49,947
Collateral on Securities Loaned, at Value	2,903
Payable for Fund Shares Redeemed	280
Payable for Advisory Fees	148
Deferred Capital Gain Country Tax	103
Payable for Professional Fees	88
Payable for Sub Transfer Agency Fees — Class I	38
Payable for Sub Transfer Agency Fees — Class A	12
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Due to Broker	39
Payable for Administration Fees	36
Payable for Shareholder Services Fees — Class A	18
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	11
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	28
Payable for Custodian Fees	12
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Other Liabilities	49
Total Liabilities	53,717
Net Assets	$565,216
Net Assets Consist of:
Paid-in-Capital	$540,565
Total Distributable Earnings	24,651
Net Assets	$565,216

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2019 (000)
CLASS I:
Net Assets	$457,610
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	39,506,782
Net Asset Value, Offering and Redemption Price Per Share	$11.58
CLASS A:
Net Assets	$92,191
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	7,948,024
Net Asset Value, Redemption Price Per Share	$11.60
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.39
Maximum Offering Price Per Share	$11.99
CLASS L:
Net Assets	$720
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	61,987
Net Asset Value, Offering and Redemption Price Per Share	$11.61
CLASS C:
Net Assets	$14,684
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,274,805
Net Asset Value, Offering and Redemption Price Per Share	$11.52
CLASS IS:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	941
Net Asset Value, Offering and Redemption Price Per Share	$11.58
(1) Including: Securities on Loan, at Value:	$2,849

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $23 of Foreign Taxes Withheld)	$14,528
Dividends from Security of Affiliated Issuer (Note G)	840
Income from Securities Loaned — Net	20
Total Investment Income	15,388
Expenses:
Advisory Fees (Note B)	1,559
Sub Transfer Agency Fees — Class I	307
Sub Transfer Agency Fees — Class A	110
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	6
Administration Fees (Note C)	333
Shareholder Services Fees — Class A (Note D)	195
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	92
Professional Fees	144
Registration Fees	111
Pricing Fees	71
Custodian Fees (Note F)	67
Shareholder Reporting Fees	43
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	17
Other Expenses	36
Total Expenses	3,112
Waiver of Advisory Fees (Note B)	(841)
Reimbursement of Class Specific Expenses — Class I (Note B)	(150)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(62)
Net Expenses	2,056
Net Investment Income	13,332
Realized Gain (Loss):
Investments Sold	2,344
Foreign Currency Forward Exchange Contracts	2,020
Foreign Currency Translation	(54)
Futures Contracts	(351)
Swap Agreements	(544)
Net Realized Gain	3,415
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $100)	26,802
Foreign Currency Forward Exchange Contracts	96
Foreign Currency Translation	(11)
Futures Contracts	386
Swap Agreements	(308)
Net Change in Unrealized Appreciation (Depreciation)	26,965
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	30,380
Net Increase in Net Assets Resulting from Operations	$43,712

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,332	$10,055
Net Realized Gain (Loss)	3,415	(1,393)
Net Change in Unrealized Appreciation (Depreciation)	26,965	(9,909)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,712	(1,247)
Dividends and Distributions to Shareholders:
Class I	(11,689)	(7,059)
Class A	(2,538)	(1,283)
Class L	(17)	(16)
Class C	(229)	(98)
Class IS	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(14,473)	(8,456)
Capital Share Transactions:(1)
Class I:
Subscribed	258,962	120,839
Distributions Reinvested	11,394	6,889
Redeemed	(93,324)	(128,252)
Class A:
Subscribed	57,507	48,894
Distributions Reinvested	2,538	1,283
Redeemed	(39,054)	(43,739)
Class L:
Exchanged	341	99
Distributions Reinvested	17	16
Redeemed	(150)	(762)
Class C:
Subscribed	9,758	3,834
Distributions Reinvested	225	95
Redeemed	(2,836)	(1,764)
Class IS:
Subscribed	—	10 (a)
Distributions Reinvested	— @	—
Net Increase in Net Assets Resulting from Capital Share Transactions	205,378	7,442
Total Increase (Decrease) in Net Assets	234,617	(2,261)
Net Assets:
Beginning of Period	330,599	332,860
End of Period	$565,216	$330,599

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	23,170	11,043
Shares Issued on Distributions Reinvested	1,028	628
Shares Redeemed	(8,452)	(11,727)
Net Increase (Decrease) in Class I Shares Outstanding	15,746	(56)
Class A:
Shares Subscribed	5,169	4,469
Shares Issued on Distributions Reinvested	229	117
Shares Redeemed	(3,499)	(3,982)
Net Increase in Class A Shares Outstanding	1,899	604
Class L:
Shares Exchanged	31	10
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(14)	(70)
Net Increase (Decrease) in Class L Shares Outstanding	19	(59)
Class C:
Shares Subscribed	873	351
Shares Issued on Distributions Reinvested	20	9
Shares Redeemed	(256)	(162)
Net Increase in Class C Shares Outstanding	637	198
Class IS:
Shares Subscribed	—	1 (a)
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IS Shares Outstanding	— @@	1

(a)  For the period June 15, 2018 through September 30, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.84		$11.17		$11.22		$10.18		$10.36
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.37		0.34		0.32		0.34		0.33
Net Realized and Unrealized Gain (Loss)	0.78		(0.38)		(0.02)		1.11		(0.20)
Total from Investment Operations	1.15		(0.04)		0.30		1.45		0.13
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.29)		(0.35)		(0.41)		(0.31)
Net Asset Value, End of Period	$11.58		$10.84		$11.17		$11.22		$10.18
Total Return(3)	10.83	%(4)	(0.36)%		2.79	%(5)	14.80	%(6)	1.15%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$457,610		$257,605		$265,958		$193,976		$197,057
Ratio of Expenses Before Expense Limitation	0.67%		0.70%		0.73%		0.74%		0.73%
Ratio of Expenses After Expense Limitation	0.41	%(7)	0.40	%(7)	0.40	%(7)	0.43	%(7)(8)	0.51	%(7)(9)
Ratio of Net Investment Income	3.29	%(7)	3.09	%(7)	2.94	%(7)	3.31	%(7)(8)	3.24	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	217%		248%		350%		262%		348%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.63%.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.33%.

(6)  Performance was positively impacted by approximately 7.72% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 7.08%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.42% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.52% for Class I shares.

(9)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.52% for Class I shares. Prior to October 6, 2014, the maximum ratio was 0.62% for Class I shares.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.85		$11.18		$11.23		$10.19		$10.37
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.33		0.30		0.28		0.30		0.30
Net Realized and Unrealized Gain (Loss)	0.79		(0.38)		(0.02)		1.12		(0.21)
Total from Investment Operations	1.12		(0.08)		0.26		1.42		0.09
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.25)		(0.31)		(0.38)		(0.27)
Net Asset Value, End of Period	$11.60		$10.85		$11.18		$11.23		$10.19
Total Return(3)	10.49	%(4)	(0.70)%		2.43	%(5)	14.31	%(6)	0.90%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,191		$65,647		$60,874		$24,071		$3,553
Ratio of Expenses Before Expense Limitation	0.97%		1.00%		1.02%		1.15%		1.07%
Ratio of Expenses After Expense Limitation	0.75	%(7)	0.75	%(7)	0.75	%(7)	0.76	%(7)(8)	0.86	%(7)(9)
Ratio of Net Investment Income	2.96	%(7)	2.73	%(7)	2.58	%(7)	2.82	%(7)(8)	2.87	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	217%		248%		350%		262%		348%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 10.29%.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.97%.

(6)  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 6.55%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.77% for Class A shares. Prior to January 4, 2016, the maximum ratio was 0.87% for Class A shares.

(9)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class A shares. Prior to October 6, 2014, the maximum ratio was 0.97% for Class A shares.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.86		$11.17		$11.23		$10.18		$10.37
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.27		0.26		0.28		0.27
Net Realized and Unrealized Gain (Loss)	0.78		(0.37)		(0.03)		1.12		(0.21)
Total from Investment Operations	1.08		(0.10)		0.23		1.40		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.21)		(0.29)		(0.35)		(0.25)
Net Asset Value, End of Period	$11.61		$10.86		$11.17		$11.23		$10.18
Total Return(3)	10.12	%(4)	(0.95)%		2.16	%(5)	14.10	%(6)	0.59%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$720		$464		$1,138		$841		$333
Ratio of Expenses Before Expense Limitation	1.45%		1.41%		1.35%		1.82%		1.76%
Ratio of Expenses After Expense Limitation	1.01	%(7)	1.00	%(7)	1.00	%(7)	1.03	%(7)(8)	1.11	%(7)(9)
Ratio of Net Investment Income	2.70	%(7)	2.46	%(7)	2.37	%(7)	2.65	%(7)(8)	2.65	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	217%		248%		350%		262%		348%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 9.92%.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.70%.

(6)  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 6.34%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.02% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.12% for Class L shares.

(9)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.12% for Class L shares. Prior to October 6, 2014, the maximum ratio was 1.22% for Class L shares.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.77		$11.10		$11.17		$10.16		$10.44
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.25		0.22		0.20		0.22		0.10
Net Realized and Unrealized Gain (Loss)	0.78		(0.37)		(0.03)		1.12		(0.31)
Total from Investment Operations	1.03		(0.15)		0.17		1.34		(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.18)		(0.24)		(0.33)		(0.07)
Net Asset Value, End of Period	$11.52		$10.77		$11.10		$11.17		$10.16
Total Return(4)	9.70	%(5)	(1.39)%		1.57	%(6)	13.52	%(7)	(2.02	)%(10)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,684		$6,873		$4,890		$3,528		$49
Ratio of Expenses Before Expense Limitation	1.68%		1.73%		1.74%		2.00%		14.06	%(11)
Ratio of Expenses After Expense Limitation	1.46	%(8)	1.50	%(8)	1.50	%(8)	1.51	%(8)(9)	1.61	%(8)(11)
Ratio of Net Investment Income	2.23	%(8)	2.01	%(8)	1.86	%(8)	2.04	%(8)(9)	2.23	%(8)(11)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.02%		0.01	%(11)
Portfolio Turnover Rate	217%		248%		350%		262%		348	%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 9.50%.

(6)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 1.11%.

(7)  Performance was positively impacted by approximately 7.75% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 5.77%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.62% for Class C shares.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Core Plus Fixed Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2019		Period from June 15, 2018(1) to September 30, 2018
Net Asset Value, Beginning of Period	$10.84		$10.85
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.37		0.10
Net Realized and Unrealized Gain (Loss)	0.78		(0.04)
Total from Investment Operations	1.15		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.07)
Net Asset Value, End of Period	$11.58		$10.84
Total Return(3)	10.89	%(4)	0.56	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10
Ratio of Expenses Before Expense Limitation	18.96%		18.71	%(7)
Ratio of Expenses After Expense Limitation	0.35	%(5)	0.35	%(5)(7)
Ratio of Net Investment Income	3.33	%(5)	3.17	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02	%(7)
Portfolio Turnover Rate	217%		248	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 10.69%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include,

but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$128	$—	$128
Agency Fixed Rate Mortgages	—	108,219	—	108,219
Asset-Backed Securities	—	64,453	—	64,453
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,040	—	2,040
Commercial Mortgage- Backed Securities	—	17,328	—	17,328
Corporate Bonds	—	178,977	—	178,977
Mortgages — Other	—	54,019	—	54,019
Municipal Bonds	—	5,095	—	5,095
Sovereign	—	39,930	—	39,930
U.S. Agency Security	—	2,292	—	2,292
U.S. Treasury Securities	—	72,727	—	72,727
Total Fixed Income Securities	—	545,208	—	545,208
Short-Term Investments
Investment Company	57,949	—	—	57,949
Sovereign	—	1,386	—	1,386
U.S. Treasury Securities	—	5,766	—	5,766
Total Short-Term Investments	57,949	7,152	—	65,101
Foreign Currency Forward Exchange Contracts	—	662	—	662
Futures Contracts	116	—	—	116
Total Assets	58,065	553,022	—	611,087
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(28)	—	(28)
Futures Contracts	(336)	—	—	(336)
Total Liabilities	(336)	(28)	—	(364)
Total	$57,729	$552,994	$—	$610,723

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

As of September 30, 2019, the Fund did not have any open swap agreements.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$662
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	116	(a)
Total			$778
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(28)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(336	)(a)
Total			$(364)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$2,020
Interest Rate Risk	Futures Contracts	(351)
Interest Rate Risk	Swap Agreements	(544)
	Total	$(1,125)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$96
Interest Rate Risk	Futures Contracts	386
Interest Rate Risk	Swap Agreements	(308)
	Total	$174

At September 30, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$662	$(28)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)(d)	Net Amount (not less than $0) (000)
Bank of America NA	$113	$(8)	$(39)	$66
Barclays Bank PLC	58	(2)	—	56
BNP Paribas SA	61	—	—	61
Citibank NA	62	(18)	—	44
Goldman Sachs International	87	—	—	87
JPMorgan Chase Bank NA	277	—	—	277
Royal Bank of Canada	4	—	—	4
Total	$662	$(28)	$(39)	$595

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$8	$(8)	$—	$0
Barclays Bank PLC	2	(2)	—	0
Citibank NA	18	(18)	—	0
Total	$28	$(28)	$—	$0

For the year ended September 30, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$41,019,000
Futures Contracts:
Average monthly notional value	$128,189,000
Swap Agreements:
Average monthly notional amount	$5,604,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,849	(e)	$—	$(2,849	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Fund received cash collateral of approximately $2,903,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$2,849	$—	$—	$—	$2,849
Total Borrowings	$2,849	$—	$—	$—	$2,849
Gross amount of recognized liabilities for securities lending transactions					$2,849

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2019, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.16% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I shares, 0.77% for Class A shares, 1.02% for Class L shares, 1.52% for Class C shares and 0.37% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2019, approximately $841,000 of advisory fees were waived and approximately $153,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $250,861,000 and $151,798,000, respectively. For the year ended September 30, 2019, purchases and sales of long-term U.S. Government securities were approximately $834,078,000 and $735,096,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

"Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2019, advisory fees paid were reduced by approximately $62,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2019 is as follows:

Affiliated Investment Company	Value September 30, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$39,349	$253,250	$234,650	$840
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2019 (000)
Liquidity Funds	$—	$—	$57,949

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$14,473	$8,456

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2019.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,332	$1,053

During the year ended September 30, 2019, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $2,518,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 58.2%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

40

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

41

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

47

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
2788430 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Investment Advisory Agreement Approval	30
Privacy Notice	32
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Corporate Bond Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$1,079.60	$1,021.56	$3.65	$3.55	0.70%
Corporate Bond Portfolio Class A	1,000.00	1,077.70	1,020.21	5.05	4.91	0.97
Corporate Bond Portfolio Class L	1,000.00	1,075.80	1,018.20	7.13	6.93	1.37
Corporate Bond Portfolio Class C	1,000.00	1,074.10	1,016.04	9.36	9.10	1.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Corporate Bond Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.64%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned 13.00%.

Factors Affecting Performance

•  Market sentiment was negative during the last quarter of 2018, driven by a combination of factors. Economic data, especially in developed economies, generally surprised to the downside in the fourth quarter of 2018. While company earnings generally held up well through the year, expectations for 2019 have been revised steadily lower. In addition, many of the main macro risks — trade tensions between the U.S. and China, populist politics in Europe, concerns about the slowing Chinese economy — remain unresolved. Compounding these worries were poor technicals headed into year-end, the most notable symptom being limited risk appetite in the dealer community. However, sentiment turned going into 2019 and risk assets rallied throughout the year to September 2019, driven mainly by a pivot in central bank policy to a more dovish stance. The Federal Reserve (Fed) implemented two 25 basis points (bps) rate cuts in July and September 2019.

•  U.S. investment grade credit spreads, as measured by the Index, ended the first quarter of 2019 tighter, thanks to the renewed backdrop of easier financial conditions globally and despite slower economic growth. Demand from investors recovered in the quarter, pushing spreads tighter and reversing the poor technical state of the market in the fourth quarter of 2018. High beta and higher yielding credit outperformed, with subordinated financials the best performing sector and BBB-rated credit materially outperforming A-rated credit. Oil prices (as measured by West Texas Intermediate [WTI] crude) rose 32% during the quarter, and equity markets also saw strong performance with the S&P 500 Index gaining as much as 13.1% in the quarter.i

•  During the second quarter of 2019, despite weaker economic data, something credit and equities should not have liked, markets rallied almost indiscriminately as risk appetite returned on the back of hopes for U.S.-China progress, as well as the dovish stance from both the Fed and the European Central Bank (ECB). The Index spread closed 4 bps tighter in the quarter to end at 114 bps over government bonds, with longer-dated and lower-rated credits outperforming.ii

•  The third quarter of 2019 was mixed for fixed income assets. Rates performed well overall, with yields declining in July and August before rising in September. The key drivers were weak economic data, accommodative central bank policies and multiple political events including Brexit news, Italian politics and U.S.-China trade tensions, which all impacted sentiment. In the U.S., the Fed implemented two 25 bp rate cuts in July and September. The U.S. Treasury 10-year yields fell to new year lows of 1.48% in September before retracing their move toward the end of the period to close at 1.66%.iii In Europe, the ECB announced a comprehensive package of easing across rates, including a rate cut, tiering bank deposit rates, forward guidance and open-ended quantitative easing (QE) after a continuous dovish stance throughout the period. This, combined with concerns over the U.S. economy slowing, as signalled by the U.S. 2-year-10-year curve inversion (when 2-year Treasury yields are higher than 10-year Treasury yields) in late August, pushed bund yields to a new all-time low of -0.71% before rising in September as economic data came out above expectations. iii

•  U.S. investment grade credit spreads ended the third quarter of 2019 slightly wider overall (up +1 bp as measured by the Index). While spreads tightened in July, they retraced their move in August on the back of political uncertainty, persisting trade tensions, and disappointing economic data. Oil prices (WTI) declined by 7.53% during the quarter, experiencing volatility in September after the strike on Saudi oil

i  Source: Bloomberg L.P. Data as of March 31, 2019.

ii  Source: Bloomberg Barclays. Data as of June 30, 2019.

iii  Source: Bloomberg L.P. Data as of September 30, 2019.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

infrastructure. iii Equity markets saw positive performance with the S&P 500 Index gaining 1.19% for the quarter. iii

•  As of September 30, 2019, the Fund was positioned to be modestly underweight credit risk as a whole. The Fund remains biased toward financials over industrials as financials continue to present strong fundamentals and attractive valuations relative to non-financial credits. The financials overweight contributed positively to returns as spreads were tighter over the period. Within non-financials, an underweight to technology and consumer cyclicals detracted from returns.

•  The Fund was positioned underweight duration (that is, with lower interest rate sensitivity) relative to the benchmark, which had a negative impact on performance as U.S. Treasury rates fell over the period. Exposure to high yield bonds detracted slightly. The Fund's exposure to interest rate swaps, which are used for duration management, also detracted from returns.

•  Over the period, we reduced exposure to BBB- rated industrials and duration positioning was brought to neutral by the end of the period to reflect our macro views and current market valuations. The Fund continues to hold selective allocations to high yield bonds, emerging market corporate debt and convertible bonds.

Management Strategies

•  While valuations have tightened in the strong performance in 2019 to date, we see a number of signals that macro risk is rising. This includes risk of a hard Brexit, continued trade negotiations between the U.S. and China with no resolution and weak global manufacturing data overall. However, our base case does not call for a recession. Rather, we expect continued low global growth and low inflation, supported by low real rates and easy financial conditions.

•  We are carefully monitoring the incoming economic data (with heightened focus on employment trends) as well as comments from central banks. While easy financial conditions support low defaults and technical demand likely creates positive momentum over the fourth quarter, valuations are close to the long-run average. Second quarter corporate reporting did not signal weakness, but we wait to see whether the weaker economic growth and forward-looking surveys are reflected in third quarter results. Our strategy has been to take profits on long-held positions pre-summer as spreads moved below the long-run average, and we look to be tactical over the coming quarter, sensitive to price moves.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

Performance Compared to the Bloomberg Barclays U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	12.64%	6.08%	6.16%	6.45%
Fund — Class A Shares w/o sales charges(5)	12.25	5.73	5.90	4.69
Fund — Class A Shares with maximum 3.25% sales charges(5)	8.57	5.04	5.55	4.49
Fund — Class L Shares w/o sales charges(6)	11.82	5.39	5.54	5.08
Fund — Class C Shares w/o sales charges(7)	11.34	—	—	5.02
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	10.34	—	—	5.02
Bloomberg Barclays U.S. Corporate Index	13.00	4.72	5.56	6.86
Lipper Corporate Debt Funds BBB-Rated Index	12.76	4.46	5.74	6.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced offering on May 20, 2002.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.2%)
Corporate Bonds (95.2%)
Communications (0.5%)
Vodafone Group PLC
5.13%, 6/19/59	$525	$604
Energy (0.3%)
Midwest Connector Capital Co. LLC
3.63%, 4/1/22 (a)	375	385
Finance (35.9%)
Air Lease Corp.,
2.50%, 3/1/21	650	652
3.75%, 6/1/26	600	624
American Express Co.
4.20%, 11/6/25	550	605
American International Group, Inc.,
4.25%, 3/15/29	300	329
4.50%, 7/16/44	275	307
Banco de Credito del Peru
2.70%, 1/11/25 (a)	325	325
Bank of America Corp., MTN
3.97%, 3/5/29	425	461
4.24%, 4/24/38	800	915
MTN
4.25%, 10/22/26	475	513
7.75%, 5/14/38	550	839
BBVA USA,
2.50%, 8/27/24	325	323
3.50%, 6/11/21	975	991
BNP Paribas SA
4.40%, 8/14/28 (a)	850	940
BPCE SA
5.15%, 7/21/24 (a)	1,025	1,123
Brighthouse Financial, Inc., Series WI
3.70%, 6/22/27	330	326
4.70%, 6/22/47	95	85
Brookfield Finance, Inc.
4.85%, 3/29/29	425	481
Brookfield Finance, LLC
4.00%, 4/1/24	300	319
Capital One Financial Corp.,
3.30%, 10/30/24	1,625	1,683
3.75%, 3/9/27	125	131
Cigna Corp.,
4.38%, 10/15/28	360	394
4.90%, 12/15/48	125	144
Cigna Holding Co.
3.88%, 10/15/47	125	124
CIT Bank NA
2.97%, 9/27/25	275	275
Citigroup, Inc.,
3.89%, 1/10/28	1,800	1,930
4.45%, 9/29/27	1,025	1,119
	Face Amount (000)	Value (000)
CNO Financial Group, Inc.
5.25%, 5/30/29	$260	$285
Commerzbank AG
8.13%, 9/19/23 (a)	550	642
Credit Agricole SA
4.13%, 1/10/27 (a)(b)	250	271
Credit Suisse Group AG
2.59%, 9/11/25 (a)	675	669
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 4/16/21	650	661
Danske Bank A/S,
3.00%, 9/20/22 (a)	425	427
5.00%, 1/12/22 (a)	200	210
Deutsche Bank AG,
3.15%, 1/22/21	625	625
3.95%, 2/27/23	100	102
Discover Bank
7.00%, 4/15/20	320	328
Discover Financial Services
3.95%, 11/6/24	625	664
Enstar Group Ltd.
4.95%, 6/1/29	650	688
ERP Operating LP
4.63%, 12/15/21	600	630
Federal Realty Investment Trust
3.63%, 8/1/46	225	232
GE Capital International Funding Co., Unlimited Co.
4.42%, 11/15/35	936	981
GLP Capital LP/GLP Financing II, Inc.
4.00%, 1/15/30	350	353
Goldman Sachs Group, Inc. (The) MTN
4.80%, 7/8/44	575	690
6.75%, 10/1/37	950	1,284
Great-West Lifeco Finance LP
4.58%, 5/17/48 (a)	225	269
Guardian Life Insurance Co. of America (The)
4.85%, 1/24/77 (a)	275	348
Hartford Financial Services Group, Inc. (The)
2.80%, 8/19/29	650	649
High Street Funding Trust I
4.11%, 2/15/28 (a)	850	916
HSBC Holdings PLC,
3.80%, 3/11/25	675	704
4.38%, 11/23/26	1,375	1,472
Humana, Inc.,
3.95%, 3/15/27	475	505
4.80%, 3/15/47	100	115
ING Groep N.V.
4.63%, 1/6/26 (a)	350	388
JPMorgan Chase & Co.,
3.78%, 2/1/28	2,700	2,891
4.01%, 4/23/29	200	219

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Kilroy Realty LP
3.05%, 2/15/30	$400	$392
Kimco Realty Corp.
3.70%, 10/1/49	275	270
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (a)	175	175
Lloyds Banking Group PLC
3.57%, 11/7/28	425	434
Marsh & McLennan Cos., Inc.
3.88%, 3/15/24	500	533
MassMutual Global Funding II
3.40%, 3/8/26 (a)	300	318
MDC GMTN B.V.
4.50%, 11/7/28 (a)	200	231
Nationwide Building Society,
4.30%, 3/8/29 (a)	475	509
4.36%, 8/1/24 (a)	500	525
Northwestern Mutual Life Insurance Co. (The)
3.63%, 9/30/59 (a)	170	174
PartnerRe Finance B LLC
3.70%, 7/2/29	400	418
Pine Street Trust I
4.57%, 2/15/29 (a)	375	401
Royal Bank of Scotland Group PLC
3.88%, 9/12/23	1,075	1,111
Santander UK Group Holdings PLC
4.80%, 11/15/24	575	616
Santander UK PLC
5.00%, 11/7/23 (a)	1,050	1,117
SCOR SE, 5.25%, 3/13/29 (c)	400	391
Service Properties Trust
4.35%, 10/1/24	575	582
Shinhan Bank Co. Ltd.
4.00%, 4/23/29 (a)	325	347
Sumitomo Mitsui Financial Group, Inc.
2.06%, 7/14/21	950	947
Synchrony Financial
2.85%, 7/25/22	175	177
Syngenta Finance N.V.
4.89%, 4/24/25 (a)	300	318
TD Ameritrade Holding Corp.
3.30%, 4/1/27	325	342
Toronto-Dominion Bank (The)
1.80%, 7/13/21 (b)	650	648
Trust F/1401
5.25%, 12/15/24 (a)	575	617
Wells Fargo & Co.,
2.10%, 7/26/21	625	625
3.00%, 10/23/26	850	874
3.07%, 1/24/23	600	611
		47,879
	Face Amount (000)	Value (000)
Industrials (49.1%)
3M Co. 1.75%, 2/14/23 (b)	$675	$673
Akamai Technologies, Inc.
0.13%, 5/1/25	303	348
Alimentation Couche-Tard, Inc.
3.55%, 7/26/27 (a)	375	390
Altria Group, Inc.
5.95%, 2/14/49	275	324
Amazon.com, Inc.,
2.80%, 8/22/24	375	390
4.25%, 8/22/57	425	529
American Airlines Pass-Through Trust, Series AA
3.15%, 8/15/33	700	722
3.20%, 12/15/29	219	226
4.00%, 1/15/27	364	384
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.90%, 2/1/46	1,125	1,345
Anthem, Inc.
2.38%, 1/15/25	275	274
Apple, Inc.,
3.85%, 5/4/43 - 8/4/46	1,050	1,185
APT Pipelines Ltd.
4.20%, 3/23/25 (a)	300	318
Ashtead Capital, Inc.,
4.13%, 8/15/25 (a)	525	537
5.25%, 8/1/26 (a)	200	213
AT&T, Inc.,
4.25%, 3/1/27	600	653
4.50%, 3/9/48	875	943
4.90%, 8/15/37	575	653
Aviation Capital Group LLC
4.38%, 1/30/24 (a)	475	501
BAT Capital Corp.,
3.56%, 8/15/27	300	302
4.54%, 8/15/47	275	264
Bayer US Finance II LLC
4.63%, 6/25/38 (a)	200	217
BG Energy Capital PLC
5.13%, 10/15/41 (a)	320	412
Boeing Co. (The)
3.95%, 8/1/59	375	413
Booking Holdings, Inc.
0.90%, 9/15/21 (b)	225	261
Bristol-Myers Squibb Co.
4.25%, 10/26/49 (a)	500	581
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42	75	88
4.55%, 9/1/44	435	523
Caterpillar Financial Services Corp.
3.65%, 12/7/23	575	611

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Caterpillar, Inc.
3.25%, 9/19/49	$225	$235
Celanese US Holdings LLC
3.50%, 5/8/24	425	441
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.20%, 3/15/28	300	316
6.48%, 10/23/45	375	457
Chevron Corp.
2.10%, 5/16/21	1,175	1,180
Cimarex Energy Co.,
3.90%, 5/15/27	475	484
4.38%, 3/15/29	250	263
Comcast Corp.,
3.55%, 5/1/28	575	618
4.05%, 11/1/52	825	922
4.15%, 10/15/28	150	168
Conagra Brands, Inc.
5.40%, 11/1/48	125	149
Concho Resources, Inc.,
3.75%, 10/1/27	275	286
4.85%, 8/15/48	250	287
ConocoPhillips Co.
4.95%, 3/15/26	200	231
Constellation Brands, Inc.
4.40%, 11/15/25	400	443
CVS Health Corp.,
4.30%, 3/25/28	550	595
4.78%, 3/25/38	400	439
5.05%, 3/25/48	550	625
Daimler Finance North America LLC,
2.70%, 6/14/24 (a)(b)	325	326
3.10%, 8/15/29 (a)	325	329
Dell International LLC/EMC Corp.
4.90%, 10/1/26 (a)	750	805
Delta Air Lines, Inc., Series AA
3.20%, 10/25/25	450	471
3.63%, 3/15/22	475	488
Diageo Capital PLC Co.
2.13%, 10/24/24	1,050	1,050
Diamond Sports Group LLC/Diamond Sports Finance Co.
6.63%, 8/15/27 (a)(b)	200	208
Dollar Tree, Inc.,
4.00%, 5/15/25	850	901
4.20%, 5/15/28	20	22
Dow Chemical Co. (The)
5.55%, 11/30/48 (a)	200	243
DP World PLC
5.63%, 9/25/48 (a)	300	348
Eldorado Gold Corp.
9.50%, 6/1/24 (a)	300	326
	Face Amount (000)	Value (000)
Embraer Netherlands Finance BV
5.40%, 2/1/27	$330	$375
EMD Finance LLC
3.25%, 3/19/25 (a)	300	307
Energy Transfer Operating LP
6.50%, 2/1/42	350	421
Enterprise Products Operating LLC,
4.20%, 1/31/50	225	242
5.95%, 2/1/41	275	352
Express Scripts Holding Co.
4.80%, 7/15/46	125	140
Exxon Mobil Corp.
4.11%, 3/1/46	275	326
Ferguson Finance PLC
4.50%, 10/24/28 (a)	425	456
Fiserv, Inc.
4.20%, 10/1/28	275	304
Fortune Brands Home & Security, Inc.
4.00%, 9/21/23	475	502
Fox Corp.
5.58%, 1/25/49 (a)	250	317
Fresenius Medical Care US Finance III, Inc.
3.75%, 6/15/29 (a)	418	421
General Motors Co.,
6.60%, 4/1/36	325	373
6.75%, 4/1/46	150	172
Glencore Funding LLC,
3.88%, 10/27/27 (a)(b)	300	308
4.13%, 3/12/24 (a)	325	341
Grupo Bimbo SAB de CV
3.88%, 6/27/24 (a)	400	416
Halliburton Co.
5.00%, 11/15/45	150	168
HCA, Inc.
5.25%, 6/15/49	225	246
Hilcorp Energy I LP/Hilcorp Finance Co.
6.25%, 11/1/28 (a)	225	210
Home Depot, Inc. (The),
4.50%, 12/6/48	125	156
4.88%, 2/15/44	75	97
5.88%, 12/16/36	159	220
Imperial Brands Finance PLC
3.13%, 7/26/24 (a)	800	803
Intel Corp.
3.30%, 10/1/21	1,125	1,158
International Business Machines Corp.,
3.30%, 5/15/26	1,275	1,346
4.15%, 5/15/39	175	200
John Deere Capital Corp.
3.45%, 3/7/29	550	596
Kinder Morgan Energy Partners LP
5.00%, 3/1/43	325	357

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Kraft Heinz Foods Co.
3.75%, 4/1/30 (a)	$220	$222
Las Vegas Sands Corp.
3.20%, 8/8/24	325	331
Lowe's Cos., Inc.,
2.50%, 4/15/26	575	573
3.65%, 4/5/29	265	284
LYB International Finance III LLC
4.20%, 10/15/49 (d)	125	124
Macy's Retail Holdings, Inc.
2.88%, 2/15/23 (b)	245	242
Marathon Petroleum Corp.
4.75%, 12/15/23	1,125	1,221
Mars, Inc.
3.20%, 4/1/30 (a)	300	318
Medtronic, Inc.
4.63%, 3/15/45	18	23
Microsoft Corp.,
3.30%, 2/6/27	1,125	1,215
4.45%, 11/3/45	450	569
Mondelez International Holdings Netherlands BV
2.25%, 9/19/24 (a)	500	498
MPLX LP
5.20%, 12/1/47 (a)	100	109
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 9/29/27 (a)	1,125	1,122
Newell Brands, Inc.
4.20%, 4/1/26 (b)	250	262
Newmont Goldcorp Corp.
5.45%, 6/9/44	225	282
Noble Energy, Inc.
4.95%, 8/15/47	150	164
NOVA Chemicals Corp.
4.88%, 6/1/24 (a)	300	310
Nuance Communications, Inc.
1.00%, 12/15/35	251	238
Nucor Corp.
3.95%, 5/1/28	350	382
Nvent Finance Sarl
3.95%, 4/15/23	1,075	1,096
NXP Semiconductors N.V.
1.00%, 12/1/19	250	273
Occidental Petroleum Corp.
3.50%, 8/15/29	550	558
Oracle Corp.
3.80%, 11/15/37	825	900
Patterson-UTI Energy, Inc.
3.95%, 2/1/28	450	454
POSCO
4.00%, 8/1/23 (a)	225	237
Resorts World Las Vegas LLC/RWLV Capital, Inc.
4.63%, 4/16/29 (a)	500	526
	Face Amount (000)	Value (000)
Rockies Express Pipeline LLC
6.88%, 4/15/40 (a)	$525	$574
Sabine Pass Liquefaction LLC
4.20%, 3/15/28	120	127
Sands China Ltd.
5.40%, 8/8/28	800	903
Santos Finance Ltd.
4.13%, 9/14/27	950	967
Saudi Arabian Oil Co.
3.50%, 4/16/29 (a)	500	522
Sherwin-Williams Co. (The)
2.95%, 8/15/29	675	678
Sigma Finance Netherlands BV
4.88%, 3/27/28 (a)(b)	200	213
Smithfield Foods, Inc.
5.20%, 4/1/29 (a)	775	854
Southern Copper Corp.
7.50%, 7/27/35	358	481
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC
4.74%, 9/20/29 (a)	400	426
Starbucks Corp.
4.45%, 8/15/49	300	348
STMicroelectronics N.V., Series B
0.25%, 7/3/24	200	240
Target Corp.
3.38%, 4/15/29	375	404
Telefonica Europe BV
8.25%, 9/15/30	209	304
Tencent Holdings Ltd.
3.60%, 1/19/28 (a)	675	705
Teva Pharmaceutical Finance Netherlands III BV
6.75%, 3/1/28 (b)	275	225
Transportadora de Gas Internacional SA ESP
5.55%, 11/1/28 (a)	200	231
United Airlines Pass-Through Trust, Class A
4.30%, 2/15/27	527	570
Verint Systems, Inc.
1.50%, 6/1/21	225	227
Verizon Communications, Inc.,
3.88%, 2/8/29	375	412
4.27%, 1/15/36	1,200	1,351
Volkswagen Group of America Finance LLC
4.75%, 11/13/28 (a)	375	418
Wabtec Corp.
4.95%, 9/15/28	300	331
Walmart, Inc.
3.70%, 6/26/28	625	693
Walt Disney Co. (The),
4.95%, 10/15/45 (a)	125	168
6.40%, 12/15/35 (a)	283	408

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Westlake Chemical Corp.
4.38%, 11/15/47	$250	$246
Williams Cos., Inc. (The)
4.30%, 3/4/24	350	372
Zillow Group, Inc.
2.00%, 12/1/21	325	323
		65,520
Utilities (9.4%)
Abu Dhabi National Energy Co., PJSC
4.38%, 6/22/26 (a)	625	673
Alabama Power Co.
3.75%, 3/1/45	625	675
Appalachian Power Co.
7.00%, 4/1/38	325	470
Avangrid, Inc.
3.80%, 6/1/29	875	941
Black Hills Corp.,
3.15%, 1/15/27	375	380
4.35%, 5/1/33	75	85
Boston Gas Co.
4.49%, 2/15/42 (a)	125	146
Cleveland Electric Illuminating Co. (The)
4.55%, 11/15/30 (a)	250	285
Consolidated Edison, Inc.
2.00%, 5/15/21	650	649
Consorcio Transmantaro SA
4.70%, 4/16/34 (a)	200	218
DTE Electric Co.
3.95%, 3/1/49	450	516
Duke Energy Indiana LLC, Series YYY
3.25%, 10/1/49	250	250
Duke Energy Progress LLC
3.45%, 3/15/29	550	594
Electricite de France SA
4.50%, 9/21/28 (a)	475	531
Enel Finance International N.V.
6.00%, 10/7/39 (a)	200	250
Entergy Arkansas LLC
3.50%, 4/1/26	458	488
Entergy Louisiana LLC
3.05%, 6/1/31	75	78
Interstate Power & Light Co.
3.50%, 9/30/49	175	177
ITC Holdings Corp.
3.35%, 11/15/27	525	554
Mid-Atlantic Interstate Transmission LLC
4.10%, 5/15/28 (a)	275	303
Mississippi Power Co.
3.95%, 3/30/28	575	627
	Face Amount (000)	Value (000)
Nevada Power Co., Series N
6.65%, 4/1/36	$150	$211
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/27	550	583
NiSource, Inc.
2.95%, 9/1/29	400	403
Northern States Power Co.
2.90%, 3/1/50	275	267
NSTAR Electric Co.
3.25%, 5/15/29	275	293
Oglethorpe Power Corp.
5.05%, 10/1/48	325	394
Public Service Co. of Colorado, Series 34
3.20%, 3/1/50	275	281
Southern California Edison Co.
4.00%, 4/1/47	250	268
TransAlta Corp.
4.50%, 11/15/22	361	374
Vistra Operations Co. LLC
4.30%, 7/15/29 (a)	525	539
		12,503
Total Fixed Income Securities (Cost $118,271)		126,891
	Shares
Short-Term Investments (6.2%)
Securities held as Collateral on Loaned Securities (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $2,229)	2,229,060	2,229
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $4,183)	4,182,546	4,183
	Face Amount (000)
U.S. Treasury Security (1.4%)
U.S. Treasury Bill
2.35%, 11/21/19 (e)(f) (Cost $1,859)	$1,865	1,859
Total Short-Term Investments (Cost $8,271)		8,271
Total Investments (101.4%) (Cost $126,542) Including $3,445 of Securities Loaned (g)(h)		135,162
Liabilities in Excess of Other Assets (–1.4%)		(1,840)
Net Assets (100.0%)		$133,322

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2019.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2019.

(d)  When-issued security.

(e)  Rate shown is the yield to maturity at September 30, 2019.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreement.

(g)  Securities are available for collateral in connection with purchase of a when-issued security, open futures contracts and swap agreement.

(h)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $126,387,000. The aggregate gross unrealized appreciation is approximately $8,267,000 and the aggregate gross unrealized depreciation is approximately $149,000, resulting in net unrealized appreciation of approximately $8,118,000.

MTN  Medium Term Note.

PJSC  Public Joint Stock Company.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	74	Dec-19	$14,800	$15,947	$(41)
U.S. Treasury 30 yr. Bond	34	Dec-19	3,400	5,519	(116)
U.S. Treasury 5 yr. Note	23	Dec-19	2,300	2,740	(3)
U.S. Treasury Ultra Bond	19	Dec-19	1,900	3,646	(98)
Short:
U.S. Treasury 10 yr. Note	73	Dec-19	(7,300)	(9,513)	72
U.S. Treasury 10 yr. Ultra Long Bond	17	Dec-19	(1,700)	(2,421)	22
					$(164)

Interest Rate Swap Agreement:

The Fund had the following interest rate swap agreement open at September 30, 2019:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.39%	Semi-Annual/ Quarterly	3/27/29	$6,710	$(494)	$—	$(494)

*    —  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  —  London Interbank Offered Rate.
Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	49.3%
Finance	36.0
Utilities	9.4
Short-Term Investments	4.6
Other***	0.7
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2019.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with a value of approximately $39,786,000 and net unrealized depreciation of approximately $164,000. Does not include an open swap agreement with total unrealized depreciation of approximately $494,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $120,130)	$128,750
Investment in Security of Affiliated Issuer, at Value (Cost $6,412)	6,412
Total Investments in Securities, at Value (Cost $126,542)	135,162
Cash	35
Interest Receivable	1,183
Receivable for Investments Sold	566
Receivable for Fund Shares Sold	72
Receivable from Affiliate	6
Receivable for Variation Margin on Futures Contracts	3
Receivable for Variation Margin on Swap Agreements	1
Receivable from Securities Lending Income	1
Other Assets	53
Total Assets	137,082
Liabilities:
Collateral on Securities Loaned, at Value	2,229
Payable for Investments Purchased	1,173
Payable for Fund Shares Redeemed	99
Payable for Professional Fees	68
Payable for Trustees' Fees and Expenses	44
Deferred Capital Gain Country Tax	33
Payable for Transfer Agency Fees — Class I	31
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Advisory Fees	24
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	9
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Custodian Fees	4
Other Liabilities	30
Total Liabilities	3,760
Net Assets	$133,322
Net Assets Consist of:
Paid-in-Capital	$126,038
Total Distributable Earnings	7,284
Net Assets	$133,322

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2019 (000)
CLASS I:
Net Assets	$122,450
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,577,775
Net Asset Value, Offering and Redemption Price Per Share	$12.78
CLASS A:
Net Assets	$6,400
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	499,970
Net Asset Value, Redemption Price Per Share	$12.80
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.43
Maximum Offering Price Per Share	$13.23
CLASS L:
Net Assets	$1,671
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	130,694
Net Asset Value, Offering and Redemption Price Per Share	$12.79
CLASS C:
Net Assets	$2,801
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	220,394
Net Asset Value, Offering and Redemption Price Per Share	$12.71
(1) Including: Securities on Loan, at Value:	$3,445

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$4,814
Dividends from Security of Affiliated Issuer (Note G)	58
Income from Securities Loaned — Net	12
Total Investment Income	4,884
Expenses:
Advisory Fees (Note B)	453
Transfer Agency Fees — Class I (Note E)	154
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Professional Fees	137
Administration Fees (Note C)	97
Sub Transfer Agency Fees — Class I	66
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	4
Registration Fees	56
Shareholder Services Fees — Class A (Note D)	13
Distribution and Shareholder Services Fees — Class L (Note D)	8
Distribution and Shareholder Services Fees — Class C (Note D)	31
Shareholder Reporting Fees	35
Custodian Fees (Note F)	25
Pricing Fees	24
Trustees' Fees and Expenses	8
Other Expenses	148
Total Expenses	1,272
Reimbursement of Class Specific Expenses — Class I (Note B)	(221)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Waiver of Advisory Fees (Note B)	(135)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(5)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	904
Net Investment Income	3,980
Realized Gain (Loss):
Investments Sold (Net of $3 of Capital Gain Country Tax)	1,033
Futures Contracts	308
Swap Agreements	(337)
Net Realized Gain	1,004
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $29)	10,352
Futures Contracts	(197)
Swap Agreements	(652)
Net Change in Unrealized Appreciation (Depreciation)	9,503
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,507
Net Increase in Net Assets Resulting from Operations	$14,487

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,980	$2,492
Net Realized Gain (Loss)	1,004	(2,076)
Net Change in Unrealized Appreciation (Depreciation)	9,503	(593)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,487	(177)
Dividends and Distributions to Shareholders:
Class I	(4,270)	(1,527)
Class A	(176)	(172)
Class L	(48)	(34)
Class C	(77)	(22)
Total Dividends and Distributions to Shareholders	(4,571)	(1,755)
Capital Share Transactions:(1)
Class I:
Subscribed	19,935	13,881
Issued due to a tax-free reorganization	—	166,639
Distributions Reinvested	3,813	1,418
Redeemed	(19,161)	(109,651)
Class A:
Subscribed	3,735	2,854
Distributions Reinvested	175	172
Redeemed	(2,440)	(6,103)
Class L:
Exchanged	83	—
Distributions Reinvested	48	35
Redeemed	(93)	(212)
Class C:
Subscribed	1,752	1,304
Distributions Reinvested	77	21
Redeemed	(1,396)	(285)
Net Increase in Net Assets Resulting from Capital Share Transactions	6,528	70,073
Total Increase in Net Assets	16,444	68,141
Net Assets:
Beginning of Period	116,878	48,737
End of Period	$133,322	$116,878
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,647	1,163
Shares Issued due to a tax-free reorganization	—	14,158
Shares Issued on Distributions Reinvested	318	119
Shares Redeemed	(1,607)	(9,305)
Net Increase in Class I Shares Outstanding	358	6,135
Class A:
Shares Subscribed	303	238
Shares Issued on Distributions Reinvested	14	14
Shares Redeemed	(199)	(513)
Net Increase (Decrease) in Class A Shares Outstanding	118	(261)
Class L:
Shares Exchanged	8	—
Shares Issued on Distributions Reinvested	4	3
Shares Redeemed	(8)	(18)
Net Increase (Decrease) in Class L Shares Outstanding	4	(15)
Class C:
Shares Subscribed	150	110
Shares Issued on Distributions Reinvested	6	2
Shares Redeemed	(113)	(24)
Net Increase in Class C Shares Outstanding	43	88

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$11.80		$12.32		$12.33		$10.80		$11.12
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.40		0.39		0.34		0.37		0.37
Net Realized and Unrealized Gain (Loss)	1.04		(0.58)		0.01		1.51		(0.37)
Total from Investment Operations	1.44		(0.19)		0.35		1.88		—
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.33)		(0.36)		(0.35)		(0.32)
Net Asset Value, End of Period	$12.78		$11.80		$12.32		$12.33		$10.80
Total Return(3)	12.64%		(1.60)%		2.95	%(4)	17.79	%(5)	(0.04)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$122,450		$108,809		$37,993		$31,873		$31,427
Ratio of Expenses Before Expense Limitation	1.01%		0.97%		1.26%		1.28%		1.15%
Ratio of Expenses After Expense Limitation	0.70	%(6)	0.70	%(6)	0.70	%(6)	0.69	%(6)	0.70	%(6)
Ratio of Net Investment Income	3.34	%(6)	3.29	%(6)	2.85	%(6)	3.28	%(6)	3.33	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	64%		37%		33%		41%		45%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.10%.

(5)  Performance was positively impacted by approximately 9.01% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.78%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$11.81		$12.32		$12.34		$10.81		$11.12
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.37		0.33		0.30		0.32		0.33
Net Realized and Unrealized Gain (Loss)	1.04		(0.56)		(0.00	)(3)	1.53		(0.37)
Total from Investment Operations	1.41		(0.23)		0.30		1.85		(0.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.28)		(0.32)		(0.32)		(0.27)
Net Asset Value, End of Period	$12.80		$11.81		$12.32		$12.34		$10.81
Total Return(4)	12.25%		(1.87)%		2.54	%(5)	17.41	%(6)	(0.37)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,400		$4,496		$7,911		$6,916		$544
Ratio of Expenses Before Expense Limitation	1.21%		1.29%		1.62%		1.51%		1.88%
Ratio of Expenses After Expense Limitation	0.99	%(7)	1.01	%(7)	1.05	%(7)	0.99	%(7)	1.05	%(7)
Ratio of Net Investment Income	3.04	%(7)	2.78	%(7)	2.50	%(7)	2.78	%(7)	2.98	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	64%		37%		33%		41%		45%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.69%.

(6)  Performance was positively impacted by approximately 8.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 8.44%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$11.79		$12.30		$12.32		$10.79		$11.11
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32		0.29		0.26		0.30		0.30
Net Realized and Unrealized Gain (Loss)	1.04		(0.56)		(0.00	)(3)	1.51		(0.37)
Total from Investment Operations	1.36		(0.27)		0.26		1.81		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.24)		(0.28)		(0.28)		(0.25)
Net Asset Value, End of Period	$12.79		$11.79		$12.30		$12.32		$10.79
Total Return(4)	11.82%		(2.19)%		2.20	%(5)	17.06	%(6)	(0.65)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,671		$1,499		$1,749		$2,151		$2,163
Ratio of Expenses Before Expense Limitation	1.49%		1.56%		1.80%		1.75%		1.73%
Ratio of Expenses After Expense Limitation	1.38	%(7)	1.38	%(7)	1.34	%(7)	1.33	%(7)	1.31	%(7)
Ratio of Net Investment Income	2.67	%(7)	2.45	%(7)	2.20	%(7)	2.64	%(7)	2.72	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.01%		0.01%		0.00	%(8)
Portfolio Turnover Rate	64%		37%		33%		41%		45%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.84% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.36%.

(6)  Performance was positively impacted by approximately 9.05% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 8.01%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$11.72		$12.25		$12.27		$10.77		$11.21
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.27		0.25		0.21		0.22		0.10
Net Realized and Unrealized Gain (Loss)	1.03		(0.57)		0.00	(4)	1.53		(0.48)
Total from Investment Operations	1.30		(0.32)		0.21		1.75		(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.21)		(0.23)		(0.25)		(0.06)
Net Asset Value, End of Period	$12.71		$11.72		$12.25		$12.27		$10.77
Total Return(5)	11.34%		(2.64)%		1.81	%(6)	16.47	%(7)	(3.40	)%(10)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,801		$2,074		$1,084		$126		$10
Ratio of Expenses Before Expense Limitation	2.01%		2.15%		2.82%		4.45%		38.20	%(11)
Ratio of Expenses After Expense Limitation	1.80	%(8)	1.80	%(8)	1.80	%(8)	1.79	%(8)	1.80	%(11)(8)
Ratio of Net Investment Income	2.24	%(8)	2.10	%(8)	1.71	%(8)	1.90	%(8)	2.25	%(11)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%		0.00	%(9)(11)
Portfolio Turnover Rate	64%		37%		33%		41%		45	%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.96%.

(7)  Performance was positively impacted by approximately 8.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 7.62%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

On June 4, 2018, the Fund acquired the net assets of Morgan Stanley Income Securities Inc. ("Income Securities Inc."), a closed-end investment company, based on the respective valuations as of the close of business on June 1, 2018, pursuant to a Plan of Reorganization approved by the shareholders of Income Securities Inc. on April 20, 2018 ("Reorganization"). The purpose of the transaction was to combine two funds managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 14,157,983 Class I shares of the Fund at a net asset value of $11.77 for 8,963,335 Common shares of Income Securities Inc. The net assets of Income Securities Inc. before the Reorganization were approximately $166,639,000, including unrealized depreciation of approximately $2,206,000 at June 1, 2018. The investment portfolio of Income Securities Inc., with a fair value of approximately $163,395,000 and identified cost of approximately $165,601,000 on June 1, 2018, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Income Securities Inc. was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $43,663,000. Immediately after the Reorganization, the net assets of the Fund were approximately $210,323,000.

Upon closing of the Reorganization, shareholders of Income Securities Inc. received shares of the Fund as follows:

Morgan Stanley Income Securities Inc.	MSIFT Corporate Bond Portfolio
Common Shares	Class I

Assuming the acquisition had been completed on October 1, 2017, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the period ended September 30, 2018, are as follows:

Net investment income(1)	$8,337,000
Net realized and unrealized loss(2)	$(1,720,000)
Net increase in net assets resulting from operations	$6,617,000

(1) Approximately $2,492,000 as reported, plus approximately $4,618,000 of Income Securities Inc. prior to the Reorganization, plus approximately $1,227,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(2,669,000) as reported, plus approximately $949,000 of Income Securities Inc. prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Morgan Stanley Income Securities Inc. that have been included in the Portfolio's Statement of Operations since June 4, 2018.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are

valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$126,891	$—	$126,891
Short-Term Investments
Investment Company	6,412	—	—	6,412
U.S. Treasury Security	—	1,859	—	1,859
Total Short-Term Investments	6,412	1,859	—	8,271
Futures Contracts	94	—	—	94
Total Assets	6,506	128,750	—	135,256
Liabilities:
Futures Contracts	(258)	—	—	(258)
Interest Rate Swap Agreement	—	(494)	—	(494)
Total Liabilities	(258)	(494)	—	(752)
Total	$6,248	$128,256	$—	$134,504

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.   Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$94	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(258	)(a)
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	(494	)(a)
Total			$(752)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	308
Interest Rate Risk	Swap Agreement	(337)
	Total	$(29)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	(197)
Interest Rate Risk	Swap Agreements	(652)
	Total	$(849)

For the year ended September 30, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$56,878,000
Swap Agreements:
Average monthly notional amount	$7,417,000

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,445	(b)	$—	$(3,445	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Fund received cash collateral of approximately $2,229,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,283,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$2,229	$—	$—	$—	$2,229
Total Borrowings	$2,229	$—	$—	$—	$2,229
Gross amount of recognized liabilities for securities lending transactions					$2,229

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2019, approximately $135,000 of advisory fees were waived and ap-

proximately $224,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. For the year ended September 30, 2019, this waiver amounted to approximately $5,000.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $80,214,000 and $73,736,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2019, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2019 is as follows:

Affiliated Investment Company	Value September 30, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$6,373	$46,490	$46,451	$58
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2019 (000)
Liquidity Funds	$—	$—	$6,412

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$4,571	$1,755

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2019.

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$513	—

At September 30, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $584,000 and $681,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State

Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 29.7%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Corporate Bond Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average, the actual management fee was lower than its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average, (ii) management fee was competitive with its peer group average and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

31

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

32

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

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Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
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© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
2788448 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Discovery Portfolio

(formerly Mid Cap Growth Portfolio)

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Investment Advisory Agreement Approval	29
Federal Tax Notice	31
Privacy Notice	32
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Discovery Portfolio (the "Fund") (formerly Mid Cap Growth Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$1,022.10	$1,021.36	$3.75	$3.75	0.74%
Discovery Portfolio Class A	1,000.00	1,020.30	1,020.16	4.96	4.96	0.98
Discovery Portfolio Class L	1,000.00	1,017.90	1,017.60	7.54	7.54	1.49
Discovery Portfolio Class C	1,000.00	1,016.90	1,015.99	9.15	9.15	1.81
Discovery Portfolio Class IS	1,000.00	1,021.80	1,021.91	3.19	3.19	0.63

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.71%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 5.20%.

Factors Affecting Performance

•  U.S. stocks remained reactive to the ongoing moderation in domestic and global economic growth, particularly as trade conflict, Brexit uncertainty and other geopolitical events clouded the outlook for investors, businesses and consumers. However, the U.S. Federal Reserve (Fed), European Central Bank and other world central banks sought to extend the economic cycle, and soothe market anxiety, with monetary easing measures. The increase in downside risks led to several pronounced sell-offs in U.S. equities during the period. But the market rallied back amid expectations for an accommodative Fed, along with macro and corporate data that suggested slower, but not negative, economic growth.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The portfolio underperformed the benchmark this reporting period due to an adverse impact from sector allocation, which offset favorable stock selection.

•  Our team continues to focus on stock selection and the long-term outlook for companies owned in the portfolio. Mid-cap growth stocks, as measured by the Index, gained over the period. Real estate,

consumer staples and materials were the top performing sectors, finishing the period well ahead of the Index. Energy and health care declined over the period and strongly underperformed the Index.

•  The Fund's relative performance was hampered by the communication services sector, where both stock selection and a sector overweight allocation detracted from results. Stock selection in the consumer discretionary sector was another source of relative weakness. The Fund held no exposure to the real estate and consumer staples sectors and therefore did not participate in their outsized gains during the period, causing the Fund to lag the Index.

•  Our stock selection in the information technology (IT) sector was by far the largest positive contributor to relative performance, with an overweight allocation to the sector also adding value. The Fund benefited from favorable stock selection in the health care sector, but the gains were more than offset by the negative impact of the overweight allocation there. Not owning energy stocks was also advantageous in the period, as the sector remained under pressure due to falling oil prices.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon and owning a portfolio of unique companies whose market value can increase significantly for underlying fundamental reasons.

•  We seek to invest primarily in high-quality established and emerging companies with sustainable competitive advantages, strong free-cash-flow yields and favorable returns on invested capital trends. We focus on long-term growth rather than short-term events, with our stock selection informed by rigorous fundamental analysis.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	4.71%	11.07%	12.58%	12.62%
Fund — Class A Shares w/o sales charges(5)	4.40	10.75	12.28	10.39
Fund — Class A Shares with maximum 5.25% sales charges(5)	-1.07	9.56	11.67	10.12
Fund — Class L Shares w/o sales charges(6)	3.90	10.14	—	12.07
Fund — Class C Shares w/o sales charges(8)	3.55	—	—	20.74
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	2.74	—	—	20.74
Fund — Class IS Shares w/o sales charges(7)	4.77	11.16	—	10.65
Russell Midcap® Growth Index	5.20	11.12	14.08	10.60
Lipper Mid-Cap Growth Funds Index	3.95	10.97	12.82	10.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced offering on January 31, 1997.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
Aerospace & Defense (1.6%)
HEICO Corp., Class A147,473		$14,351
Biotechnology (2.5%)
Alnylam Pharmaceuticals, Inc. (a)	59,429	4,779
Exact Sciences Corp. (a)	173,968	15,722
Moderna, Inc. (a)(b)	190,774	3,037
		23,538
Commercial Services & Supplies (7.0%)
Copart, Inc. (a)	304,009	24,421
Rollins, Inc.	728,460	24,819
Waste Connections, Inc.	167,407	15,401
		64,641
Containers & Packaging (1.8%)
Ball Corp.	224,074	16,315
Diversified Consumer Services (2.9%)
Service Corp. International	202,081	9,662
ServiceMaster Global Holdings, Inc. (a)	312,902	17,491
		27,153
Entertainment (4.4%)
Spotify Technology SA (a)	358,748	40,897
Health Care Equipment & Supplies (5.2%)
DexCom, Inc. (a)	219,375	32,740
Penumbra, Inc. (a)(b)	116,203	15,628
		48,368
Health Care Providers & Services (3.7%)
Covetrus, Inc. (a)	411,228	4,889
Guardant Health, Inc. (a)	222,479	14,201
HealthEquity, Inc. (a)	262,382	14,994
		34,084
Health Care Technology (3.7%)
Agilon Health Topco, Inc. (a)(c)(d)(e) (acquisition cost — $2,693; acquired 11/7/18)	7,122	2,832
Veeva Systems, Inc., Class A (a)	203,005	30,997
		33,829
Hotels, Restaurants & Leisure (1.0%)
Vail Resorts, Inc.	41,150	9,364
Household Durables (3.2%)
Roku, Inc. (a)	288,146	29,322
Information Technology Services (18.0%)
Adyen N.V. (Netherlands) (a)	21,844	14,403
Broadridge Financial Solutions, Inc.	187,043	23,274
MongoDB, Inc. (a)	195,171	23,514
Okta, Inc. (a)	236,483	23,284
Shopify, Inc., Class A (Canada) (a)	109,189	34,030
Square, Inc., Class A (a)	209,667	12,989
Twilio, Inc., Class A (a)	315,210	34,660
		166,154
	Shares	Value (000)
Interactive Media & Services (13.8%)
Match Group, Inc. (b)	246,683	$17,623
Pinterest, Inc., Class A (a)	846,901	22,401
Snap, Inc., Class A (a)	961,400	15,190
Twitter, Inc. (a)	1,336,807	55,076
Zillow Group, Inc., Class C (a)	575,710	17,168
		127,458
Internet & Direct Marketing Retail (7.0%)
Chewy, Inc., Class A (a)	271,087	6,664
Farfetch Ltd., Class A (a)	907,997	7,845
MercadoLibre, Inc. (a)	44,435	24,494
Overstock.com, Inc. (a)(b)	500,587	5,301
Wayfair, Inc., Class A (a)(b)	185,167	20,761
		65,065
Leisure Products (2.1%)
Peloton Interactive, Inc., Class A (a)(b)	769,527	19,315
Professional Services (1.9%)
Verisk Analytics, Inc.	109,994	17,394
Software (14.1%)
Alteryx, Inc., Class A (a)	128,002	13,751
Anaplan, Inc. (a)	294,902	13,860
Coupa Software, Inc. (a)	256,054	33,177
Datadog, Inc., Class A (a)	240,312	8,149
Slack Technologies, Inc., Class A (a)	1,349,838	32,032
Trade Desk, Inc. (The), Class A (a)	107,397	20,142
Zoom Video Communications, Inc., Class A (a)(b)	122,802	9,358
		130,469
Specialty Retail (1.8%)
Carvana Co. (a)	250,764	16,550
Total Common Stocks (Cost $838,383)		884,267
Short-Term Investments (8.5%)
Securities held as Collateral on Loaned Securities (4.8%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	32,003,405	32,003
	Face Amount (000)
Repurchase Agreements (1.3%)
Barclays Capital, Inc., (2.30%, dated 9/30/19, due 10/1/19; proceeds $2,175; fully collateralized by a U.S. Government obligation; 3.00% due 5/15/45; valued at $2,218)	$2,174	2,174
HSBC Securities USA, Inc., (1.80%, dated 9/30/19, due 10/1/19; proceeds $1,777; fully collateralized by U.S. Government obligations; 0.00% due 5/15/23; valued at $1,812)	1,777	1,777

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
HSBC Securities USA, Inc., (2.35%, dated 9/30/19, due 10/1/19; proceeds $1,327; fully collateralized by U.S. Government obligations; 0.00% due 11/14/19 - 8/15/27; valued at $1,353)	$1,327	$1,327
Merrill Lynch & Co., Inc., (2.30%, dated 9/30/19, due 10/1/19; proceeds $6,812; fully collateralized by U.S. Government obligations; 1.25%-2.13% due 7/15/20 - 12/31/20; valued at $6,947)	6,811	6,811
		12,089
Total Securities held as Collateral on Loaned Securities (Cost $44,092)		44,092
	Shares
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $34,217)	34,216,945	34,217
Total Short-Term Investments (Cost $78,309)		78,309
Total Investments Excluding Purchased Options (104.2%) (Cost $916,692)		962,576
Total Purchased Options Outstanding (0.2%) (Cost $3,178)		1,819
Total Investments (104.4%) (Cost $919,870) Including $43,318 of Securities Loaned (f)(g)		964,395
Liabilities in Excess of Other Assets (–4.4%)		(41,079)
Net Assets (100.0%)		$923,316

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2019.

(c)  At September 30, 2019, the Fund held a fair valued security valued at approximately $2,832,000, representing 0.3% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(d)  Security has been deemed illiquid at September 30, 2019.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2019 amounts to approximately $2,832,000 and represents 0.3% of net assets.

(f)  The approximate fair value and percentage of net assets, $14,403,000 and 1.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $934,811,000. The aggregate gross unrealized appreciation is approximately $110,744,000 and the aggregate gross unrealized depreciation is approximately $81,161,000, resulting in net unrealized appreciation of approximately $29,583,000.

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	115,175,179	115,175	$278	$589	$(311)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	178,281,259	178,281	721	920	(199)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	188,938,749	188,939	819	1,020	(201)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	110,365,893	110,366	1	649	(648)
							$1,819	$3,178	$(1,359)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	34.4%
Information Technology Services	18.1
Software	14.2
Interactive Media & Services	13.9
Internet & Direct Marketing Retail	7.1
Commercial Services & Supplies	7.0
Health Care Equipment & Supplies	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Discovery Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $853,650)	$898,175
Investment in Security of Affiliated Issuer, at Value (Cost $66,220)	66,220
Total Investments in Securities, at Value (Cost $919,870)	964,395
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	17,799
Receivable for Fund Shares Sold	967
Receivable from Securities Lending Income	444
Dividends Receivable	114
Receivable from Affiliate	98
Other Assets	237
Total Assets	984,055
Liabilities:
Collateral on Securities Loaned, at Value	44,092
Payable for Investments Purchased	8,542
Payable for Fund Shares Redeemed	4,452
Due to Broker	1,920
Payable for Advisory Fees	1,241
Payable for Shareholder Services Fees — Class A	89
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	5
Payable for Sub Transfer Agency Fees — Class I	47
Payable for Sub Transfer Agency Fees — Class A	46
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	66
Payable for Professional Fees	56
Payable for Trustees' Fees and Expenses	43
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	11
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	3
Payable for Custodian Fees	4
Other Liabilities	109
Total Liabilities	60,739
Net Assets	$923,316
Net Assets Consist of:
Paid-in-Capital	$791,853
Total Distributable Earnings	131,463
Net Assets	$923,316

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Discovery Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2019 (000)
CLASS I:
Net Assets	$374,736
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	18,812,981
Net Asset Value, Offering and Redemption Price Per Share	$19.92
CLASS A:
Net Assets	$403,285
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	25,024,918
Net Asset Value, Redemption Price Per Share	$16.12
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.89
Maximum Offering Price Per Share	$17.01
CLASS L:
Net Assets	$8,124
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	571,818
Net Asset Value, Offering and Redemption Price Per Share	$14.21
CLASS C:
Net Assets	$6,518
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	416,036
Net Asset Value, Offering and Redemption Price Per Share	$15.67
CLASS IS:
Net Assets	$130,653
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,485,461
Net Asset Value, Offering and Redemption Price Per Share	$20.15
(1) Including: Securities on Loan, at Value:	$43,318

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Discovery Portfolio

Statement of Operations	Year Ended September 30, 2019 (000)
Investment Income:
Income from Securities Loaned — Net	$1,463
Dividends from Securities of Unaffiliated Issuers (Net of $48 of Foreign Taxes Withheld)	1,221
Dividends from Security of Affiliated Issuer (Note G)	930
Total Investment Income	3,614
Expenses:
Advisory Fees (Note B)	3,912
Shareholder Services Fees — Class A (Note D)	808
Distribution and Shareholder Services Fees — Class L (Note D)	65
Distribution and Shareholder Services Fees — Class C (Note D)	29
Sub Transfer Agency Fees — Class I	319
Sub Transfer Agency Fees — Class A	326
Sub Transfer Agency Fees — Class L	6
Sub Transfer Agency Fees — Class C	4
Administration Fees (Note C)	626
Registration Fees	133
Shareholder Reporting Fees	117
Professional Fees	105
Transfer Agency Fees — Class I (Note E)	18
Transfer Agency Fees — Class A (Note E)	42
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	8
Custodian Fees (Note F)	31
Trustees' Fees and Expenses	22
Pricing Fees	4
Other Expenses	41
Expenses Before Non Operating Expenses	6,623
Bank Overdraft Expense	1
Total Expenses	6,624
Rebate from Morgan Stanley Affiliate (Note G)	(85)
Net Expenses	6,539
Net Investment Loss	(2,925)
Realized Gain:
Investments Sold	134,124
Foreign Currency Translation	27
Net Realized Gain	134,151
Change in Unrealized Appreciation (Depreciation):
Investments	(123,664)
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(123,664)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,487
Net Increase in Net Assets Resulting from Operations	$7,562

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Discovery Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2,925)	$(3,018)
Net Realized Gain	134,151	163,296
Net Change in Unrealized Appreciation (Depreciation)	(123,664)	79,072
Net Increase in Net Assets Resulting from Operations	7,562	239,350
Dividends and Distributions to Shareholders:
Class I	(47,434)	(76,997)
Class A	(56,202)	(91,767)
Class L	(1,904)	(2,865)
Class C	(138)	(4)
Class IS	(15,697)	(20,114)
Total Dividends and Distributions to Shareholders	(121,375)	(191,747)
Capital Share Transactions:(1)
Class I:
Subscribed	233,979	117,653
Distributions Reinvested	47,059	76,164
Redeemed	(169,311)	(155,559)
Class A:
Subscribed	269,839	41,320
Distributions Reinvested	55,847	91,096
Redeemed	(167,362)	(131,766)
Class L:
Exchanged	28	—
Distributions Reinvested	1,883	2,826
Redeemed	(1,677)	(1,750)
Class C:
Subscribed	7,204	485
Distributions Reinvested	136	—
Redeemed	(1,047)	—
Class IS:
Subscribed	51,205	26,185
Distributions Reinvested	15,694	20,109
Redeemed	(18,561)	(24,742)
Net Increase in Net Assets Resulting from Capital Share Transactions	324,916	62,021
Total Increase in Net Assets	211,103	109,624
Net Assets:
Beginning of Period	712,213	602,589
End of Period	$923,316	$712,213

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,358	5,817
Shares Issued on Distributions Reinvested	2,875	4,569
Shares Redeemed	(8,473)	(8,191)
Net Increase in Class I Shares Outstanding	5,760	2,195
Class A:
Shares Subscribed	15,741	2,381
Shares Issued on Distributions Reinvested	4,208	6,442
Shares Redeemed	(10,392)	(7,872)
Net Increase in Class A Shares Outstanding	9,557	951
Class L:
Shares Exchanged	2	—
Shares Issued on Distributions Reinvested	160	219
Shares Redeemed	(123)	(116)
Net Increase in Class L Shares Outstanding	39	103
Class C:
Shares Subscribed	448	27
Shares Issued on Distributions Reinvested	10	—
Shares Redeemed	(70)	—
Net Increase in Class C Shares Outstanding	388	27
Class IS:
Shares Subscribed	2,482	1,244
Shares Issued on Distributions Reinvested	949	1,196
Shares Redeemed	(902)	(1,302)
Net Increase in Class IS Shares Outstanding	2,529	1,138

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Discovery Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$23.30		$22.30		$31.85		$35.96		$44.73
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.05)		(0.07)		0.05		0.03		(0.16)
Net Realized and Unrealized Gain (Loss)	0.35		7.99		1.99		0.18		(2.33)
Total from Investment Operations	0.30		7.92		2.04		0.21		(2.49)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.09)
Net Realized Gain	(3.68)		(6.92)		(11.59)		(4.32)		(6.19)
Total Distributions	(3.68)		(6.92)		(11.59)		(4.32)		(6.28)
Net Asset Value, End of Period	$19.92		$23.30		$22.30		$31.85		$35.96
Total Return(3)	4.71%		47.85%		16.16%		0.19%		(6.18)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$374,736		$304,179		$242,140		$563,397		$2,164,565
Ratio of Expenses Before Expense Limitation	0.74%		0.72%		0.72%		0.74%		N/A
Ratio of Expenses After Expense Limitation	0.73	%(4)	0.71	%(4)	0.72	%(4)	0.73	%(4)	0.74	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.73	%(4)	0.71	%(4)	0.71	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.27	)%(4)	(0.35	)%(4)	0.21	%(4)	0.09	%(4)	(0.39	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	116%		86%		59%		23%		27%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per sharebasis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Discovery Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$19.71		$19.92		$29.86		$34.06		$42.70
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.11)		(0.03)		(0.05)		(0.26)
Net Realized and Unrealized Gain (Loss)	0.18		6.82		1.68		0.17		(2.19)
Total from Investment Operations	0.09		6.71		1.65		0.12		(2.45)
Distributions from and/or in Excess of:
Net Realized Gain	(3.68)		(6.92)		(11.59)		(4.32)		(6.19)
Net Asset Value, End of Period	$16.12		$19.71		$19.92		$29.86		$34.06
Total Return(3)	4.40%		47.36%		15.85%		(0.12)%		(6.40)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$403,285		$304,921		$289,123		$480,488		$996,553
Ratio of Expenses Before Expense Limitation	1.00%		1.02%		1.01%		1.00%		N/A
Ratio of Expenses After Expense Limitation	0.99	%(4)	1.01	%(4)	1.01	%(4)	0.99	%(4)	1.00	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.99	%(4)	1.01	%(4)	1.00	%(4)	N/A		N/A
Ratio of Net Investment Loss	(0.52	)%(4)	(0.65	)%(4)	(0.17	)%(4)	(0.17	)%(4)	(0.65	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	116%		86%		59%		23%		27%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Discovery Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$17.96		$18.79		$29.01		$33.39		$42.20
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.18)		(0.16)		(0.22)		(0.46)
Net Realized and Unrealized Gain (Loss)	0.08		6.27		1.53		0.16		(2.16)
Total from Investment Operations	(0.07)		6.09		1.37		(0.06)		(2.62)
Distributions from and/or in Excess of:
Net Realized Gain	(3.68)		(6.92)		(11.59)		(4.32)		(6.19)
Net Asset Value, End of Period	$14.21		$17.96		$18.79		$29.01		$33.39
Total Return(3)	3.90%		46.73%		15.07%		(0.73)%		(6.94)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,124		$9,572		$8,091		$9,874		$12,600
Ratio of Expenses Before Expense Limitation	1.51%		1.51%		1.64%		1.61%		N/A
Ratio of Expenses After Expense Limitation	1.50	%(4)	1.50	%(4)	1.63	%(4)	1.60	%(4)	1.55	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.50	%(4)	1.50	%(4)	1.63	%(4)	N/A		N/A
Ratio of Net Investment Loss	(1.06	)%(4)	(1.15	)%(4)	(0.85	)%(4)	(0.76	)%(4)	(1.20	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	116%		86%		59%		23%		27%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Discovery Portfolio

	Class C
	Year Ended September 30,				Period from May 31, 2017(1) to
Selected Per Share Data and Ratios	2019		2018		September 30, 2017
Net Asset Value, Beginning of Period	$19.42		$19.85		$19.34
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)		(0.29)		(0.09)
Net Realized and Unrealized Gain	0.15		6.78		0.60
Total from Investment Operations	(0.07)		6.49		0.51
Distributions from and/or in Excess of:
Net Realized Gain	(3.68)		(6.92)		—
Net Asset Value, End of Period	$15.67		$19.42		$19.85
Total Return(3)	3.55%		46.08%		2.64	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,518		$536		$10
Ratio of Expenses Before Expense Limitation	1.84%		3.69%		15.31	%(7)
Ratio of Expenses After Expense Limitation	1.83	%(4)	1.89	%(4)	1.90	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.83	%(4)	1.89	%(4)	1.90	%(4)(7)
Ratio of Net Investment Loss	(1.32	)%(4)	(1.58	)%(4)	(1.34	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	116%		86%		59	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Discovery Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$23.50		$22.43		$31.94		$36.03		$44.80
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.04)		(0.06)		0.04		0.07		(0.10)
Net Realized and Unrealized Gain (Loss)	0.37		8.05		2.04		0.16		(2.33)
Total from Investment Operations	0.33		7.99		2.08		0.23		(2.43)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.15)
Net Realized Gain	(3.68)		(6.92)		(11.59)		(4.32)		(6.19)
Total Distributions	(3.68)		(6.92)		(11.59)		(4.32)		(6.34)
Net Asset Value, End of Period	$20.15		$23.50		$22.43		$31.94		$36.03
Total Return(3)	4.77%		47.89%		16.24%		0.25%		(6.02)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$130,653		$93,005		$63,225		$219,255		$1,087,612
Ratio of Expenses Before Expense Limitation	0.64%		0.66%		0.65%		0.62%		N/A
Ratio of Expenses After Expense Limitation	0.63	%(4)	0.65	%(4)	0.65	%(4)	0.61	%(4)	0.61	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.63	%(4)	0.65	%(4)	0.65	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.18	)%(4)	(0.30	)%(4)	0.18	%(4)	0.22	%(4)	(0.25	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	116%		86%		59%		23%		27%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Discovery Portfolio (name changed on February 11, 2019, formerly Mid Cap Growth Portfolio). The Fund seeks long-term capital growth. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering of Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$14,351	$—	$—	$14,351
Biotechnology	23,538	—	—	23,538
Commercial Services & Supplies	64,641	—	—	64,641
Containers & Packaging	16,315	—	—	16,315
Diversified Consumer Services	27,153	—	—	27,153
Entertainment	40,897	—	—	40,897
Health Care Equipment & Supplies	48,368	—	—	48,368
Health Care Providers & Services	34,084	—	—	34,084
Health Care Technology	30,997	—	2,832	33,829
Hotels, Restaurants & Leisure	9,364	—	—	9,364
Household Durables	29,322	—	—	29,322
Information Technology Services	151,751	14,403	—	166,154
Interactive Media & Services	127,458	—	—	127,458
Internet & Direct Marketing Retail	65,065	—	—	65,065
Leisure Products	19,315	—	—	19,315
Professional Services	17,394	—	—	17,394
Software	130,469	—	—	130,469
Specialty Retail	16,550	—	—	16,550
Total Common Stocks	867,032	14,403	2,832	884,267
Call Options Purchased	—	1,819	—	1,819
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$66,220	$—	$—	$66,220
Repurchase Agreements	—	12,089	—	12,089
Total Short-Term Investments	66,220	12,089	—	78,309
Total Assets	$933,252	$28,311	$2,832	$964,395

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—
Purchases	2,693
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	139
Realized gains (losses)	—
Ending Balance	$2,832
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2019	$139

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2019:

	Fair Value at September 30, 2019 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Common Stock	$2,832	Discounted Cash Flow	Weighted Average Cost of Capital	14.5%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	0.8	x	Increase
			Discount for Lack of Marketability	10.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains

(losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$1,819	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1,819	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(208	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At September 30, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$1,819	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$278	$—	$(230)	$48
Royal Bank of Scotland	1,541	—	(1,541)	0
Total	$1,819	$—	$(1,771)	$48

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	414,653,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$43,318	(f)	$—	$(43,318	)(g)(h)	$0

(f) Represents market value of loaned securities at period end.

(g) The Fund received cash collateral of approximately $44,092,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $683,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$44,092	$—	$—	$—	$44,092
Total Borrowings	$44,092	$—	$—	$—	$44,092
Gross amount of recognized liabilities for securities lending transactions					$44,092

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,067,921,000 and $869,344,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2019, advisory fees paid were reduced by approximately $85,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2019 is as follows:

Affiliated Investment Company	Value September 30, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$76,417	$739,291	$749,488	$930
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2019 (000)
Liquidity Funds	$—	$—	$66,220

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund engaged in cross-trade sale of approximately $1,782,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$10,731	$110,644	—	$191,747

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at September 30, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(23,150)	$23,150

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$21,322	$80,673

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 64.8%.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Discovery Portfolio (formerly Mid Cap Growth Portfolio)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Discovery Portfolio (formerly Mid Cap Growth Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the five-year period but better than its peer group average for the one- and three-year year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2019. For corporate shareholders 5.88% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $133,823,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,227,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Privacy Notice (unaudited)   April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

32

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
2789928 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	10
Consolidated Statement of Assets and Liabilities	48
Consolidated Statement of Operations	50
Consolidated Statements of Changes in Net Assets	51
Consolidated Financial Highlights	53
Notes to Consolidated Financial Statements	58
Report of Independent Registered Public Accounting Firm	71
Investment Advisory Agreement Approval	72
Federal Tax Notice	74
Privacy Notice	75
Trustee and Officer Information	77

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Strategist Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,028.60	$1,021.51	$3.61	$3.60	0.71%
Global Strategist Portfolio Class A	1,000.00	1,026.80	1,020.00	5.13	5.11	1.01
Global Strategist Portfolio Class L	1,000.00	1,024.30	1,017.50	7.66	7.64	1.51
Global Strategist Portfolio Class C	1,000.00	1,022.50	1,015.99	9.18	9.15	1.81
Global Strategist Portfolio Class IS	1,000.00	1,028.60	1,021.61	3.51	3.50	0.69

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.74%, net of fees. The Fund's Class I shares outperformed against the Fund's primary benchmark, the MSCI All Country World Index, which returned 1.38%, and underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 4.19%.

Factors Affecting Performance1

•  In the 12 months ended September 30, 2019, bonds outperformed equities and commodities, with the J.P. Morgan Global Government Bond Index up +8.7%, the MSCI All Country World Index up +1.4%, and the S&P GSCI Index, a broad index of commodity prices, down –16.3%.2 (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars (USD).)

•  Risky assets sank during the fourth quarter of 2018 and safe-haven assets rallied, as Federal Reserve (Fed) tightening, slowing global economic growth and rising geopolitical tensions (Brexit, Italy and U.S.-China trade wars) stoked volatility. Following the sharp fourth quarter 2018 sell-off, 2019 returns were initially propelled by a relief rally, as global central bank policy took a dovish turn, economic data appeared to be stabilizing amid muted inflation and several issues that had been worrying markets (such as trade disputes, Brexit and slowing global growth) appeared to show signs of improvement. Then, in May, a trade agreement between the U.S. and China unraveled, and the U.S. announced an increase in existing tariffs and threatened new tariffs on the remaining $300 billion in Chinese imports as well as all $345 billion of Mexican imports. Global equities sold off –5.8% during the month of May. In June, markets found relief in a trade deal with Mexico; in optimism that the U.S. and China would make progress at the G-20 Summit in Osaka; and — most importantly — in indications from the U.S. Fed that it was considering rate cuts in 2019. By the end of the second quarter, the market was pricing in approximately three rate cuts in 2019, compared with zero cuts priced in at the beginning of the year. The dovish shift of major central banks helped to support markets in the third quarter. However, slowing economic data, new tariff announcements and a brief inversion of the 2s 10s yield curve (measuring the yields between 2-year and 10-year U.S. Treasury bonds) contributed to recession fears and caused a sell-off in August. The September rally appeared to mark a change from prior market trends: after a pronounced and prolonged period of underperformance, value stocks strongly outperformed momentum, quality and growth stocks in September.

•  Global equities rose +1.4% (MSCI All Country World Index, USD). The U.S. was the strongest performing region, with the S&P 500 Index up +4.3% as U.S. economic growth held up relatively well versus other regions and U.S. monetary policy became increasingly dovish over the course of the year. Eurozone equities underperformed in U.S. dollar terms (Euro Stoxx 50 Index +1.4% USD), but returned +7.9% in local currency, supported by a number of tailwinds, including: stabilization in economic data, past currency weakness (the euro has fallen nearly 13% versus USD since January 2018), the recombination of the Italian government into a more European Union (EU)-friendly coalition, reduced uncertainty around Brexit following the EU's extension of Article 50

1  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

2  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. data as of September 30, 2019.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

(which meant Britain did not crash out of the EU without a deal on March 29), and European Central Bank (ECB) easing. Emerging markets (MSCI Emerging Markets Index –2.0% USD, –0.2% local currency) underperformed, as economic data there disappointed expectations, and it became clear that a further escalation in tariffs between the U.S. and China would disproportionately affect the region. Japanese equities were the weakest regional performer (MSCI Japan Index –9.3% local, –4.7% USD) as they were hurt by yen strength (+5.2%), concerns over the impact of a value added tax hike in the third quarter of 2019 on domestic demand, and tensions with the U.S. over tariffs.

•  Within bonds, global government yields fell during the period as investors priced in the dovish turn from global central banks. In the U.S., the 10-year Treasury yield fell –140 basis points (bps) to 1.66%, while the 2-year yield fell –120 bps to 1.62%, causing the yield curve to further flatten (and even invert briefly in August). Over the course of the year, the Fed went from indicating three hikes in 2019 and one in 2020 (via the "dot plot" as of November 2018), to actually cutting rates twice in July and in September 2019 by a cumulative –50 bps. At the end of the third quarter, the market expected a third cut in 2019, and one to two more in 2020. High yield U.S. credit spreads widened by +57 bps to 3.73%. Elsewhere in developed markets, German 10-year yields fell by –104 bps back into negative territory (–0.57%). The ECB cut rates in September by –10 bps to –0.5% while re-starting quantitative easing (QE, buying EUR 20 billion per month, starting November 1, 2019) and vowed to maintain QE and low rates until inflation picks up. Periphery eurozone bond yields fell considerably, as Italy and the EU agreed to a fiscal compromise and a coalition agreement between Italy's euroskeptic Five Star and center-left Democratic parties allayed fears of an EU confrontation. Greek 10-year bonds yields dropped –282 bps to 1.33% and Italian yields declined –232 bps to 0.82%, considerably below U.S. Treasury yields.

•  Commodity prices fell –16.3% during the period. Driving this decline was Brent crude oil, which was down –28% during the period. Oil plummeted –35% in the fourth quarter of 2018, amid falling demand forecasts and oversupply concerns, then recovered in the first four months of 2019 as the Organization of Petroleum Exporting Countries and its allies agreed to maintain output cuts until June and U.S. sanctions against Iran and Venezuela further curtailed output. Oil gave back these gains later in 2019 amid concerns over weaker global demand and strong U.S. supply. Gold prices on the other hand were up +24%, benefiting from safe-haven inflows and falling real interest rates.

•  Within currencies, the U.S. dollar rose +4.5%, pushed higher by better U.S. growth as well as an investor flight to safe-haven assets amid an intensifying trade war between the U.S. and China. The Japanese yen also benefited from safe-haven inflows, while the euro fell –6.1% against the U.S. dollar. The British pound fell –5.7% during the period amid uncertainty regarding Brexit. The Chinese renminbi fell –3.9%, having risen initially as the market anticipated a trade deal between the U.S. and China, then falling –6.1% when negotiations unraveled in the second and third quarters of 2019. The renminbi broke through the 7.0 level in August, causing the U.S. to label China a currency manipulator. The Argentine peso was the weakest currency, depreciating –28%. Argentina's primary election results in August 2019 dealt a major blow to hopes for a continuation of the market-friendly government. In anticipation of a Peronist government favoring a weak currency, Argentine assets sold off sharply.

•  Regarding the Fund's overall performance relative to the Customized Index, the Fund's asset allocation mix of an average neutral weight in equities, an overweight in fixed income and an underweight in cash had a positive impact on performance.

•  Active positions within equities contributed negatively to performance. An underweight position in Australian banks relative to global equities and developed market banks, an overweight position in North America midstream energy companies relative to U.S. equities, and an overweight position in U.S. banks relative to U.S. equities were the top detractors, in addition to an underweight position in Canadian banks relative to global equities and an overweight position in eurozone banks relative to eurozone equities. However, these losses were

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

partially offset by gains from an underweight position in U.S. cyclicals relative to U.S. defensives equities, an overweight position in eurozone domestic equities relative to eurozone equities, and an overweight position in U.S. housing stocks relative to U.S. equities.

•  Active positions within fixed income contributed negatively to performance. Detractors during the period included an overweight position in Argentine 10-year USD bonds relative to U.S. 10-year Treasuries and emerging market credit default swaps and an overweight position in U.S. 10-year inflation swaps. Contributors during the period included an overweight position in Greek bonds relative to German, Spanish and Italian 10-year bonds and an overweight position in U.S. 10-year TIPS (Treasury inflation-protected securities) and U.S. 10-year Treasury bonds. Other contributors included an overweight position in Australian 3-year bonds, directional as well as relative to U.S. Treasuries, and an overweight position in South Africa 10-year bonds.

•  Active positions within commodities had a positive impact on performance, as an overweight position in gold contributed to performance.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. Underweight positions in the Chinese renminbi relative to the U.S. dollar as well as G-10 currencies (ex U.S. dollar) and an overweight position in the Brazilian real relative to emerging market currencies detracted from performance. Other detractors included underweight positions in the U.S. dollar (DXY Index) and in the Philippines peso relative to emerging market currencies. These losses were partially offset by gains from our overweight positions in the British pound relative to the euro, and in the Turkish lira relative to the U.S. dollar as well as emerging market currencies.

Management Strategies

•  As of September 30, 2019, the Fund was overweight global equities and underweight bonds. We believe that the market is overstating concerns over near-term recession risks and slowing global growth. Global purchasing managers indexes (PMIs) have indeed been weakening with the latest

(September 2019) PMI of 50.2 implying 2.2% global growth, but most of this weakness has been concentrated in the manufacturing sector, while the U.S. labor market and consumption have remained strong: second quarter 2019 personal consumption was 4.6% quarter-over-quarter annualized. In fact, economic data disappointments appear to have bottomed, with global economic data beginning to surprise to the upside during the third quarter of 2019. We see an increasing likelihood of a temporary trade truce over the next few months as the U.S. and China work to prevent new trade tariffs from being implemented. We believe a truce could reduce the impact of tariffs on global growth from –50 bps to –25 bps. Given global central banks have already begun to react to trade tensions through dovish policy and rate cuts, if a truce does occur, the GMA team estimates that global growth is likely to rebound slightly to roughly 2.4% in 2019 and 2.5% in 2020 (versus 2.2% implied by the latest PMI), with upside potential from easier global monetary policy.

•  Global equities are 7% cheaper than bonds based on the equity risk premium (at 5.3% currently versus 4.9% implied by latest PMIs). In the event of a trade truce, the equity risk premium could fall to 4.52%, implying as much as 18% upside for global stocks versus bonds. Under this scenario, earnings would likely rebound in 2020 to 8%; this would be a positive surprise relative to the 2% earnings growth expected by consensus in 2019. Sentiment for global equities is pessimistic but not at extreme levels. U.S. 10-year Treasury yields are expensive today, at 1.57%, relative to today's fair value of 1.75% as well as year-end fair value of 1.92% (the latter assumes a 2019 trade truce between the U.S. and China). In addition, we believe the market is overpricing future Fed rate cuts: The market now expects one more Fed cut this year (90% chance) and in 2020 sees one to two more 25 bp cuts (a 100% chance of one cut next year, with a 50% chance of a second). By contrast, we expect one cut this year, and zero in 2020, as inflation in the U.S. rebounds to the 2% target.

•  We expect inflation to exceed market expectations over the next 12 months. Core Personal Consumption Expenditures (PCE) was 1.6% year-over-year in July, and we expect inflation to

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

reach 1.9% by year-end 2019 (versus consensus expectations for 1.8%), driven by a tightening labor market and fading dollar strength. August Consumer Price Index (CPI) data showed that at 2.4%, year-over-year core CPI is already running faster than consensus expectations for 2.3% year-over-year.

•  Value stocks have been underperforming for over a decade in the U.S. relative to growth and momentum stocks and in the eurozone relative to quality stocks, and are now trading 27% below their historical discount to momentum stocks and 36% below their historical discount to growth stocks, and in Europe, 21% below their historical discount to quality stocks (based on forward earnings).i From this level of discount in the past, value stocks have subsequently returned 30% over the next 12 months versus momentum stocks and 15-20% versus growth and quality stocks, with some periods exceeding 40%.i Consensus expectations for relative earnings are extreme: U.S. growth and momentum stocks earnings per share (EPS) are expected to outgrow value stocks by roughly 8% annually for the next three to five years. While value stocks typically perform best in accelerating growth and inflation environments with steepening yield curves, stabilization of macro drivers should, in our view, be sufficient to drive a cyclical rebound in value stocks over the next year, given recent underperformance and current extreme undervaluation. We expect the U.S. to avoid recession: lower rates have helped U.S. housing activity to rebound to cycle highs and the insured unemployment rate hit a new low of 1.1% in September. We expect inflation to reach target in the U.S. over the next 12 months. A more durable regime shift in favor of value — supported by an extension of the current economic expansion for another one to three years and/or the revival of inflation and thus higher interest rates — could lead to even more significant outperformance.

•  We continue to expect eurozone growth to stabilize, as negative one-offs in German growth from 2018 reverse, and fiscal easing along with export strength boosted by past depreciation in the euro contribute to stronger growth. An improvement in gross domestic product (GDP) growth relative to the U.S. should drive roughly 5% earnings outperformance in 2019 for the domestically-oriented eurozone stocks and at least a 10% rerating in relative multiples amid cheap valuations (18% discount versus the historical median 10% discount on relative forward price-to-earnings [P/E] ratio).

•  In emerging markets (EM), EM-ex-China stocks look fairly valued, trading in line with their historical average valuation relative to developed markets ex-Japan. However, a relative performance pick up would require a rebound in relative GDP growth. We do not expect this, given slowing growth in China and a reluctance to open the floodgates of easier policy. Support for infrastructure has accelerated more recently, but infrastructure fixed asset investment growth of 7% year-over-year in August is still a far cry from the roughly 15-30% growth witnessed during prior easing cycles. Additionally, China's credit impulse during this easing cycle has been just a +2% acceleration, an underwhelming figure compared with prior easing cycles.

•  Japanese equities appear cheap and unloved, with valuations at a 17% discount to developed market equities ex-Japan, and at all-time lows, and foreign investors having unwound nearly 85% of Abenomics inflows. However, Japanese stocks tend to be cyclical and to be driven by yen weakness, and it appears that Japanese policymakers have few tools left at their disposal to combat slowing real growth.

•  Within sectors, we expect U.S. housing stocks to outperform given attractive valuations and a more than –100 bp decline in average 30-year mortgage rates over the last 12 months. Housing stocks still trade at an 18% discount to the historical median relative forward P/E.

i  Source: MSIM Global Multi-Asset Team analysis; Bloomberg; Factset; S&P; MSCI. Momentum stocks are defined by the GMA team as the cohort stocks in the S&P 1500 with the highest returns over the prior 12 months, on a sector neutral basis (i.e., each sector has the same percentage of names as the overall market, but within each sector, we select the highest performing stocks). Each stock in the cohort is given equal weight. Value vs. growth stocks are defined by the GMA team simply as the cheapest stocks in the S&P 1500, using 5 value factors, relative to the most expensive stocks on a sector-neutral basis (i.e., the same percentage of names in tech and financials as the overall market, but within each sector, the cheapest stocks are bought and the most expensive ones are sold; in the U.S. each stock in the cohort is given equal weight, and in Europe, market capitalization weights are used). Eurozone quality stocks are defined similarly, using Return on Equity as the criteria for quality (and using market capitalization weights for the sector neutralization). Based on the MSCI Eurozone Index. Index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment. Past performance is no guarantee of future results.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  We believe banks in the U.S. and eurozone look attractive. In the U.S., banks are priced for a recession, which we do not expect in the near term — trading 13% below the historical median forward P/E relative to U.S. equities. In addition, bank stocks' earnings continue to outperform those of the broader market, boosted by a 10% buyback expected in 2019. Lower interest rates are negative for banks' net interest margins, but we see a greater likelihood of the market being disappointed by the Fed and bond yields rising as a result. Eurozone banks are cheap versus eurozone equities on both forward P/E (30% discount versus history) and dividend yield (41% discount versus history). We expect eurozone banks to outperform as GDP growth there rebounds, which we've begun to see in the first half of 2019. Bank stocks have instead reacted negatively to ECB dovishness, as expected rate cuts would put interest rates further into negative territory. While we agree with consensus expectations for further ECB easing, we believe that this is fully discounted in analyst estimates and share prices. Any positive surprise to global growth, U.S.-China trade discussions and/or eurozone GDP growth should provide substantial upside to the position.

•  We believe gold is an attractive investment over the next one to two years despite the 30% rise since the fall of 2018, and expect gold to rise, supported by a weaker dollar and the increasing likelihood of wider budget deficits and looser fiscal and monetary policy globally. In what will likely to turn out to be an increasingly experimental monetary and fiscal policy environment, gold will remain attractive as an inflation hedge and a diversifier in traditional portfolios.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the MSCI All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2019 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	3.74%	3.59%	7.18%	7.12%
Fund — Class A Shares w/o sales charges(6)	3.38	3.26	6.87	6.06
Fund — Class A Shares with maximum 5.25% sales charges(6)	–2.06	2.15	6.30	5.81
Fund — Class L Shares w/o sales charges(7)	2.87	2.73	—	5.13
Fund — Class C Shares w/o sales charges(8)	2.55	—	—	2.70
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	1.65	—	—	2.70
Fund — Class IS Shares w/o sales charges(9)	3.77	—	—	4.23
MSCI All Country World Index	1.38	6.65	8.35	7.57
Customized MSIM Global Allocation Index	4.19	4.49	5.77	—
Lipper Flexible Portfolio Funds Index	3.68	5.17	7.36	6.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays

Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofAML U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced offering on November 1, 1996.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on May 29, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (40.6%)
Agency Adjustable Rate Mortgage (0.0%)
United States (0.0%)
Federal Home Loan Mortgage Corporation, Conventional Pool:
12 Month USD LIBOR + 1.62%, 2.48%, 7/1/45	$160	$163
Agency Fixed Rate Mortgages (3.5%)
United States (3.5%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
4.00%, 4/1/49	2,025	2,100
4.50%, 1/1/49	500	528
Gold Pools:
3.50%, 1/1/44 - 4/1/49	1,831	1,911
4.50%, 1/1/49	136	141
6.50%, 5/1/32 - 7/1/32	33	37
7.50%, 5/1/35	4	4
Federal National Mortgage Association,
Conventional Pools:
3.00%, 7/1/49	798	812
3.50%, 3/1/47 - 3/1/49	460	475
4.00%, 4/1/45 - 4/1/49	1,298	1,370
4.50%, 3/1/41 - 11/1/44	226	244
5.00%, 1/1/41 - 3/1/41	576	628
6.00%, 1/1/38	4	5
6.50%, 12/1/29	12	13
7.00%, 2/1/31	63	65
7.50%, 8/1/37	7	9
October TBA:
3.00%, 10/1/34 - 10/1/49 (a)	2,700	2,743
3.50%, 10/1/49 (a)	1,654	1,697
Government National Mortgage Association,
Various Pools:
4.00%, 8/20/41 - 11/20/42	325	347
4.50%, 6/20/49	257	265
5.00%, 2/20/49 - 6/20/49	1,143	1,196
5.50%, 8/15/39	41	44
		14,634
Asset-Backed Securities (0.4%)
United States (0.4%)
New Century Home Equity Loan Trust,
1 Month USD LIBOR + 1.35%, 3.37%, 3/25/33 (b)	205	207
New Residential Advance Receivables Trust,
2.52%, 8/15/53 (c)	433	432
NovaStar Mortgage Funding Trust,
1 Month USD LIBOR + 1.58%, 3.59%, 12/25/34 (b)	200	204
Renaissance Home Equity Loan Trust,
1 Month USD LIBOR + 0.76%, 2.78%, 12/25/32 (b)	235	236
	Face Amount (000)		Value (000)
SASCO Mortgage Loan Trust,
1 Month USD LIBOR + 2.18%, 4.19%, 5/25/34 (b)		$360	$366
United Auto Credit Securitization Trust,
4.26%, 5/10/23 (c)		250	254
			1,699
Collateralized Mortgage Obligations — Agency Collateral Series (0.0%)
United States (0.0%)
Federal Home Loan Mortgage Corporation,
2.79%, 1/25/22		75	76
2.97%, 10/25/21		85	86
IO REMIC
6.05% - 1 Month USD LIBOR, 4.02%, 4/15/39 (b)		35	2
			164
Commercial Mortgage-Backed Securities (0.4%)
United Kingdom (0.1%)
Taurus 2018-2 UK DAC,
3 Month GBP LIBOR + 1.10%, 1.90%, 5/22/28 (b)	GBP	250	307
United States (0.3%)
COMM Mortgage Trust,
3.28%, 1/10/46		$305	313
4.89%, 7/15/47 (b)(c)		152	154
JP Morgan Chase Commercial Mortgage Securities Trust,
4.39%, 7/15/46 (c)		98	100
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	263
WFRBS Commercial Mortgage Trust,
4.15%, 10/15/57 (b)(c)		362	348
5.19%, 9/15/46 (b)(c)		375	373
			1,551
			1,858
Corporate Bonds (13.1%)
Australia (0.5%)
Commonwealth Bank of Australia,
1.75%, 11/7/19 (c)		350	350
Macquarie Bank Ltd.,
6.63%, 4/7/21 (c)		270	286
Macquarie Group Ltd.,
4.15%, 3/27/24 (c)		125	132
National Australia Bank Ltd.,
0.63%, 8/30/23	EUR	375	419
Transurban Finance Co. Pty Ltd.,
2.00%, 8/28/25		350	419
Woolworths Group Ltd.,
4.00%, 9/22/20 (c)		$400	406
			2,012
Belgium (0.1%)
Anheuser-Busch InBev SA,
2.75%, 3/17/36	EUR	350	482

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Canada (0.6%)
Province of Alberta Canada,
1.75%, 8/26/20		$850	$848
Province of British Columbia Canada,
2.00%, 10/23/22		780	787
Royal Bank of Canada,
2.75%, 2/1/22		925	942
			2,577
Chile (0.1%)
Banco del Estado de Chile,
2.67%, 1/8/21 (c)		300	300
China (0.1%)
Baidu, Inc.,
2.88%, 7/6/22		200	202
Syngenta Finance N.V.,
4.44%, 4/24/23 (c)		200	209
			411
Colombia (0.2%)
Ecopetrol SA,
5.88%, 9/18/23		710	792
Denmark (0.0%)
Danske Bank A/S,
5.00%, 1/12/22 (c)		200	210
France (0.9%)
Air Liquide Finance SA,
1.75%, 9/27/21 (c)		200	199
Banque Federative du Credit Mutuel SA,
0.75%, 7/17/25	EUR	400	452
BNP Paribas SA,
1.13%, 6/11/26		485	555
3.80%, 1/10/24 (c)		$825	867
5.00%, 1/15/21		95	99
BPCE SA,
5.15%, 7/21/24 (c)		725	794
Danone SA,
1.69%, 10/30/19 (c)		475	475
TOTAL SA,
2.71%, 12/29/49 (d)	EUR	100	117
3.88%, 12/29/49 (d)		250	297
			3,855
Germany (1.0%)
Bayer US Finance II LLC,
3.88%, 12/15/23 (c)		$675	706
BMW US Capital LLC,
2.15%, 4/6/20 (c)		525	525
Daimler Finance North America LLC,
2.70%, 6/14/24 (c)		325	326
Deutsche Bank AG,
2.70%, 7/13/20		625	624
Deutsche Telekom International Finance BV,
3.60%, 1/19/27 (c)		625	660
	Face Amount (000)		Value (000)
Kreditanstalt fuer Wiederaufbau,
1.13%, 9/15/32	EUR	640	$813
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen,
6.00%, 5/26/41		400	480
			4,134
Hong Kong (0.0%)
CK Hutchison International 16 Ltd.,
1.88%, 10/3/21 (c)		$200	198
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd.,
3.75%, 7/27/26		820	852
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		315	290
Italy (0.1%)
FCA Bank SpA,
1.38%, 4/17/20	EUR	400	440
Korea, Republic of (0.1%)
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (c)		$510	538
Malaysia (0.2%)
Petronas Capital Ltd.,
3.50%, 3/18/25 (c)		675	711
Netherlands (0.7%)
ABN AMRO Bank N.V.,
2.88%, 6/30/25	EUR	400	444
ASR Nederland N.V.,
5.00%, 9/30/24 (d)		425	528
Cooperatieve Rabobank UA,
3.95%, 11/9/22		$250	261
Series G
3.75%, 11/9/20	EUR	300	340
ING Bank N.V.,
5.80%, 9/25/23 (c)		$715	794
ING Groep N.V.,
1.38%, 1/11/28	EUR	400	473
			2,840
Saudi Arabia (0.1%)
Saudi Telecom Co.,
3.89%, 5/13/29 (c)		$400	430
Singapore (0.1%)
DBS Group Holdings Ltd.,
2.85%, 4/16/22 (c)		230	233
Spain (0.5%)
Banco Santander SA,
3.13%, 1/19/27	EUR	400	501
5.18%, 11/19/25		$600	662

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Spain (cont'd)
CaixaBank SA,
0.75%, 4/18/23	EUR	400	$446
Telefonica Emisiones SA,
4.71%, 1/20/20		300	332
			1,941
Sweden (0.1%)
Skandinaviska Enskilda Banken AB,
2.30%, 3/11/20		$525	525
Switzerland (0.3%)
Credit Suisse Group AG,
3.57%, 1/9/23 (c)		325	333
UBS Group Funding Switzerland AG,
3.49%, 5/23/23 (c)		900	924
			1,257
United Arab Emirates (0.0%)
ADCB Finance Cayman Ltd.,
4.00%, 3/29/23 (c)		200	210
United Kingdom (1.0%)
BP Capital Markets PLC,
2.50%, 11/6/22		275	279
HSBC Holdings PLC,
3.95%, 5/18/24		550	576
4.25%, 3/14/24		400	421
Lloyds Bank PLC,
6.50%, 3/24/20	EUR	450	505
Lloyds Banking Group PLC,
4.55%, 8/16/28		$375	414
Nationwide Building Society,
3.77%, 3/8/24 (c)		300	308
4.36%, 8/1/24 (c)		200	210
NGG Finance PLC,
5.63%, 6/18/73	GBP	200	277
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23		$750	775
Vodafone Group PLC,
4.38%, 5/30/28		450	497
			4,262
United States (6.1%)
Abbott Laboratories,
3.40%, 11/30/23		87	91
Air Lease Corp.,
2.13%, 1/15/20		400	400
Altria Group, Inc.,
3.80%, 2/14/24		450	471
Amazon.com, Inc.,
2.80%, 8/22/24		525	546
American Express Credit Corp.,
MTN
2.20%, 3/3/20		375	375
American International Group, Inc.,
4.88%, 6/1/22		400	428
	Face Amount (000)		Value (000)
Apple, Inc.,
2.50%, 2/9/22		$700	$711
AT&T, Inc.,
1.80%, 9/5/26	EUR	400	473
4.50%, 3/9/48		$241	260
5.15%, 2/15/50		100	117
Bank of America Corp.,
MTN
4.00%, 1/22/25		825	877
Bristol-Myers Squibb Co.,
3.40%, 7/26/29 (c)		575	615
Burlington Northern Santa Fe LLC,
4.55%, 9/1/44		195	234
Capital One Financial Corp.,
2.50%, 5/12/20		250	250
3.30%, 10/30/24		325	337
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.20%, 3/15/28		150	158
4.91%, 7/23/25		100	110
Chubb INA Holdings, Inc.,
0.88%, 6/15/27	EUR	400	451
Cigna Corp.,
3.75%, 7/15/23		$250	262
Citigroup, Inc.,
5.50%, 9/13/25		425	482
Coca-Cola Co. (The),
3.20%, 11/1/23		250	263
Constellation Brands, Inc.,
4.40%, 11/15/25		300	332
CVS Health Corp.,
3.70%, 3/9/23		575	599
4.30%, 3/25/28		125	135
Discover Bank,
3.10%, 6/4/20		525	528
Dollar Tree, Inc.,
3.70%, 5/15/23		175	182
Dow Chemical Co. (The),
4.55%, 11/30/25 (c)		450	495
Duke Energy Corp.,
1.80%, 9/1/21		275	274
Emerson Electric Co.,
1.25%, 10/15/25	EUR	450	521
Express Scripts Holding Co.,
4.50%, 2/25/26		$125	137
Five Corners Funding Trust,
4.42%, 11/15/23 (c)		725	784
Ford Motor Credit Co., LLC,
2.68%, 1/9/20		300	300
Fox Corp.,
4.71%, 1/25/29 (c)		325	372

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35		$250	$262
General Motors Financial Co., Inc.,
2.35%, 10/4/19		200	200
Goldman Sachs Group, Inc. (The),
2.88%, 10/31/22		350	354
6.75%, 10/1/37		500	676
HCA, Inc.,
4.13%, 6/15/29		190	200
HSBC USA, Inc.,
3.50%, 6/23/24		100	106
International Business Machines Corp.,
3.00%, 5/15/24		925	960
JPMorgan Chase & Co.,
2.25%, 1/23/20		900	900
Las Vegas Sands Corp.,
3.50%, 8/18/26		175	178
Lowe's Cos., Inc.,
3.65%, 4/5/29		10	11
McDonald's Corp.,
MTN
3.38%, 5/26/25		275	291
Medtronic Global Holdings SCA,
1.13%, 3/7/27	EUR	475	550
Metropolitan Life Global Funding I,
2.40%, 1/8/21 (c)		$525	528
Microsoft Corp.,
1.55%, 8/8/21		525	523
NBC Universal Media LLC,
4.38%, 4/1/21		175	181
Newmont Goldcorp Corp.,
3.70%, 3/15/23		198	206
NextEra Energy Capital Holdings, Inc.,
3.55%, 5/1/27		450	477
Occidental Petroleum Corp.,
3.20%, 8/15/26		390	394
Oracle Corp.,
3.40%, 7/8/24		175	185
PepsiCo, Inc.,
2.63%, 4/28/26	EUR	400	508
Prologis Euro Finance LLC,
1.88%, 1/5/29		300	368
salesforce.com, Inc.,
3.25%, 4/11/23		$500	522
Starbucks Corp.,
3.80%, 8/15/25		400	433
Synchrony Bank,
3.00%, 6/15/22		875	887
Union Pacific Corp.,
3.95%, 9/10/28		190	210
	Face Amount (000)		Value (000)
UnitedHealth Group, Inc.,
2.88%, 3/15/23		$250	$256
4.25%, 3/15/43		150	169
Verizon Communications, Inc.,
1.38%, 10/27/26	EUR	500	585
4.67%, 3/15/55		$121	145
Visa, Inc.,
3.15%, 12/14/25		300	320
Walmart, Inc.,
2.55%, 4/11/23		200	204
Wells Fargo & Co.,
3.00%, 10/23/26		1,225	1,259
			25,618
			55,118
Mortgages — Other (0.7%)
Netherlands (0.1%)
E-MAC NL 2006-II BV,
3 Month EURIBOR + 0.13%, 0.85%, 1/25/39 (b)	EUR	283	284
United Kingdom (0.1%)
Aggregator of Loans Backed by Assets 2015-1 PLC,
2.36%, 4/24/49	GBP	300	370
Great Hall Mortgages No 1 PLC,
3 Month EURIBOR + 0.25%, 0.00%, 6/18/38 (b)	EUR	200	201
			571
United States (0.5%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36		$30	16
6.00%, 4/25/36		2	2
ChaseFlex Trust,
6.00%, 2/25/37		25	17
Federal Home Loan Mortgage Corporation,
3.00%, 9/25/45 - 5/25/47		1,027	1,036
3.50%, 5/25/45 - 7/25/46		527	537
4.00%, 5/25/45		51	52
GSR Mortgage Loan Trust,
5.75%, 1/25/37		14	13
Lehman Mortgage Trust,
6.50%, 9/25/37		20	12
Seasoned Credit Risk Transfer Trust,
3.00%, 7/25/58 - 10/25/58		426	435
4.00%, 10/25/58		55	58
			2,178
			3,033
Sovereign (18.9%)
Argentina (0.3%)
Argentine Republic Government International Bond,
5.88%, 1/11/28		2,939	1,201

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Australia (0.4%)
Australia Government Bond,
2.75%, 11/21/28	AUD	2,420	$1,882
Austria (0.4%)
Republic of Austria Government Bond,
2.10%, 12/31/99 (c)	EUR	210	437
4.15%, 3/15/37 (c)		560	1,053
			1,490
Belgium (0.3%)
Kingdom of Belgium Government Bond,
1.90%, 6/22/38 (c)		750	1,073
Canada (1.3%)
Canadian Government Bond,
2.00%, 6/1/28	CAD	5,950	4,722
Province of Ontario Canada,
2.30%, 6/15/26		$780	800
			5,522
China (0.2%)
Sinopec Group Overseas Development 2013 Ltd.,
2.63%, 10/17/20	EUR	300	336
Sinopec Group Overseas Development 2015 Ltd.,
2.50%, 4/28/20 (c)		$575	575
			911
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	2,190	351
France (0.5%)
French Republic Government Bond OAT,
2.00%, 5/25/48 (c)	EUR	680	1,043
3.25%, 5/25/45		590	1,095
			2,138
Germany (0.4%)
Bundesrepublik Deutschland Bundesanleihe,
0.50%, 2/15/28		530	636
4.25%, 7/4/39		540	1,136
			1,772
Greece (2.1%)
Hellenic Republic Government Bond,
3.75%, 1/30/28		6,924	9,016
Hong Kong (0.1%)
Hong Kong Government International Bond,
2.50%, 5/28/24 (c)		$250	257
Hungary (0.3%)
Hungary Government Bond,
3.00%, 8/21/30	HUF	228,000	819
Hungary Government International Bond,
1.75%, 10/10/27	EUR	220	271
			1,090
	Face Amount (000)		Value (000)
Indonesia (0.3%)
Indonesia Government International Bond,
1.75%, 4/24/25		$440	$509
Indonesia Treasury Bond,
6.13%, 5/15/28	IDR	3,175,000	208
8.25%, 5/15/29		4,621,000	348
			1,065
Italy (1.2%)
Italy Buoni Poliennali Del Tesoro,
1.45%, 9/15/22	EUR	1,150	1,311
3.75%, 9/1/24		1,670	2,132
3.85%, 9/1/49 (c)		920	1,454
			4,897
Japan (5.6%)
Japan Government Ten Year Bond,
0.10%, 6/20/26 - 6/20/29	JPY	690,000	6,595
0.50%, 9/20/24		353,000	3,408
1.10%, 6/20/21		282,000	2,671
Japan Government Thirty Year Bond,
0.30%, 6/20/46		340,000	3,139
1.70%, 6/20/33		405,000	4,642
2.00%, 9/20/40		261,000	3,296
			23,751
Korea, Republic of (0.4%)
Export-Import Bank of Korea,
2.38%, 6/25/24		$510	516
Korea Electric Power Corp.,
2.50%, 6/24/24 (c)		610	616
Korea Gas Corp.,
2.88%, 7/16/29 (c)		310	322
Korea International Bond,
2.00%, 6/19/24		350	351
			1,805
Malaysia (0.1%)
Malaysia Government Bond,
3.96%, 9/15/25	MYR	1,930	476
Mexico (0.4%)
Mexican Bonos,
Series M
7.50%, 6/3/27	MXN	8,000	421
8.50%, 5/31/29		12,000	677
Petroleos Mexicanos,
6.84%, 1/23/30 (c)		$358	372
			1,470
New Zealand (0.3%)
New Zealand Government Bond,
3.00%, 4/20/29	NZD	1,520	1,117
Nigeria (0.1%)
Africa Finance Corp.,
4.38%, 4/17/26 (c)		$200	212

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Norway (0.1%)
Norway Government Bond,
2.00%, 5/24/23 (c)	NOK	2,430	$274
Poland (0.1%)
Republic of Poland Government Bond,
2.25%, 4/25/22	PLN	1,690	429
Portugal (0.0%)
Portugal Obrigacoes do Tesouro OT,
4.10%, 2/15/45 (c)	EUR	110	200
Russia (0.1%)
Russian Federal Bond — OFZ,
7.95%, 10/7/26	RUB	21,000	346
Spain (1.4%)
Spain Government Bond,
0.25%, 7/30/24 (c)	EUR	1,470	1,645
1.60%, 4/30/25 (c)		2,230	2,681
1.95%, 7/30/30 (c)		660	854
2.70%, 10/31/48 (c)		410	632
3.45%, 7/30/66 (c)		100	186
			5,998
Supernational (0.7%)
European Financial Stability Facility,
1.25%, 5/24/33		650	836
European Investment Bank,
0.20%, 7/15/24		690	779
International Bank for Reconstruction & Development,
2.20%, 2/27/24	AUD	2,190	1,540
			3,155
Sweden (0.2%)
Sweden Government Bond,
0.75%, 11/12/29 (c)	SEK	7,700	864
1.00%, 11/12/26		1,600	180
			1,044
United Kingdom (1.5%)
United Kingdom Gilt,
1.25%, 7/22/27	GBP	970	1,278
1.63%, 10/22/28		640	873
3.50%, 1/22/45		1,530	2,948
4.25%, 9/7/39		690	1,370
			6,469
			79,411
U.S. Treasury Securities (3.6%)
United States (3.6%)
U.S. Treasury Bonds,
2.50%, 2/15/45		$2,080	2,239
3.13%, 5/15/48		3,150	3,830
4.25%, 11/15/40		3,170	4,400
	Face Amount (000)	Value (000)
U.S. Treasury Notes,
0.88%, 1/15/29	$1,331	$1,413
2.25%, 2/15/27	780	814
2.88%, 8/15/28	2,050	2,254
		14,950
Total Fixed Income Securities (Cost $164,102)		171,030
	Shares
Common Stocks (47.1%)
Australia (1.3%)
AGL Energy Ltd.	4,351	56
Alumina Ltd.	13,077	21
Amcor PLC CDI	6,243	60
AMP Ltd.	15,746	19
APA Group	7,138	55
Aristocrat Leisure Ltd.	2,868	59
ASX Ltd.	1,030	56
Aurizon Holdings Ltd.	11,008	44
AusNet Services	10,740	13
Australia & New Zealand Banking Group Ltd.	18,158	351
Bank of Queensland Ltd.	2,543	17
Bendigo & Adelaide Bank Ltd.	3,209	25
BHP Group Ltd.	16,750	415
Boral Ltd.	6,256	21
Brambles Ltd.	8,558	66
Caltex Australia Ltd.	1,435	26
Challenger Ltd.	3,271	16
CIMIC Group Ltd.	559	12
Coca-Cola Amatil Ltd.	3,284	24
Cochlear Ltd.	304	43
Coles Group Ltd.	6,458	67
Commonwealth Bank of Australia	9,424	516
Computershare Ltd.	2,505	27
Crown Resorts Ltd.	2,058	17
CSL Ltd.	2,541	402
Dexus REIT	5,196	42
Domino's Pizza Enterprises Ltd.	353	11
Flight Centre Travel Group Ltd.	333	11
Fortescue Metals Group Ltd.	8,107	49
Goodman Group REIT	9,678	93
GPT Group (The) REIT	9,647	40
Harvey Norman Holdings Ltd.	3,141	10
Incitec Pivot Ltd.	9,012	21
Insurance Australia Group Ltd.	12,655	68
James Hardie Industries PLC CDI	2,399	40
Lend Lease Group REIT	2,954	35
Macquarie Group Ltd.	1,642	145
Medibank Pvt Ltd.	14,729	34
Mirvac Group REIT	19,957	41
National Australia Bank Ltd.	16,926	341
Newcrest Mining Ltd.	4,011	94
Oil Search Ltd.	7,278	36
OneMarket Ltd. (e)	390	—	@

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
Orica Ltd.	2,003	$30
Origin Energy Ltd.	9,359	51
Qantas Airways Ltd.	1,980	8
QBE Insurance Group Ltd.	8,104	69
Ramsay Health Care Ltd.	743	33
REA Group Ltd.	302	22
Rio Tinto Ltd.	2,231	140
Santos Ltd.	9,631	50
Scentre Group REIT	28,618	76
Seek Ltd.	1,787	26
Shopping Centres Australasia Property Group REIT	58	—	@
Sonic Healthcare Ltd.	2,249	43
South32 Ltd.	27,861	50
Stockland REIT	14,137	43
Suncorp Group Ltd. (e)	6,675	62
Sydney Airport	5,891	32
Tabcorp Holdings Ltd.	10,620	35
Telstra Corp., Ltd.	28,021	66
TPG Telecom Ltd.	1,951	9
Transurban Group	10,902	108
Treasury Wine Estates Ltd.	3,921	49
Vicinity Centres REIT	17,827	31
Vocus Group Ltd. (e)	3,046	7
Wesfarmers Ltd.	6,002	161
Westpac Banking Corp.	19,036	381
Woodside Petroleum Ltd.	4,157	91
Woolworths Group Ltd.	7,625	192
		5,404
Austria (0.1%)
Erste Group Bank AG (e)	4,481	149
IMMOFINANZ AG (e)	344	10
OMV AG	655	35
Raiffeisen Bank International AG	2,854	66
voestalpine AG	1,752	40
		300
Belgium (0.3%)
Ageas	778	43
Anheuser-Busch InBev SA N.V.	3,489	332
bpost SA	36,442	382
Cie d'Entreprises CFE	473	44
Colruyt SA	247	14
D'ieteren SA	1,265	69
Econocom Group SA	20,420	51
Groupe Bruxelles Lambert SA	331	32
KBC Group N.V.	4,746	309
Proximus SADP	822	24
Solvay SA	307	32
Telenet Group Holding N.V.	220	10
UCB SA	517	38
Umicore SA	773	29
		1,409
	Shares	Value (000)
Canada (2.4%)
Agnico Eagle Mines Ltd.	1,400	$75
Alimentation Couche-Tard, Inc., Class B	5,262	161
AltaGas Ltd.	1,200	18
ARC Resources Ltd.	1,845	9
Atco Ltd., Class I	600	22
Bank of Montreal	4,498	331
Bank of Nova Scotia (The)	8,111	461
Barrick Gold Corp. (NYSE)	4,532	78
Barrick Gold Corp. (LSE)	4,518	79
Bausch Health Cos., Inc. (e)	1,700	37
BCE, Inc.	1,300	63
Blackberry Ltd. (e)	2,920	15
Bombardier, Inc., Class B (e)	10,998	15
Brookfield Asset Management, Inc., Class A	4,513	240
CAE, Inc.	1,400	36
Cameco Corp.	2,434	23
Canadian Imperial Bank of Commerce	2,538	209
Canadian National Railway Co.	4,176	375
Canadian Natural Resources Ltd.	6,329	168
Canadian Pacific Railway Ltd.	1,200	267
Canadian Tire Corp., Ltd., Class A	600	67
Canadian Utilities Ltd., Class A	1,100	32
CCL Industries, Inc., Class B	1,400	56
Cenovus Energy, Inc.	4,769	45
CGI, Inc. (e)	1,500	119
CI Financial Corp.	1,500	22
Constellation Software, Inc.	100	100
Crescent Point Energy Corp.	3,213	14
Dollarama, Inc.	2,500	89
Eldorado Gold Corp. (e)	738	6
Element Fleet Management Corp.	2,238	18
Emera, Inc.	500	22
Empire Co., Ltd., Class A	1,200	32
Enbridge, Inc.	22,547	791
Encana Corp.	5,647	26
Fairfax Financial Holdings Ltd.	100	44
Finning International, Inc.	1,200	21
First Capital Realty, Inc.	1,100	18
First Quantum Minerals Ltd.	3,994	34
Fortis, Inc.	2,534	107
Franco-Nevada Corp.	1,200	109
George Weston Ltd.	631	53
Gibson Energy, Inc.	2,200	38
Gildan Activewear, Inc.	1,400	50
Great-West Lifeco, Inc.	1,500	36
H&R Real Estate Investment Trust REIT	1,200	21
Husky Energy, Inc.	1,898	13
Hydro One Ltd.	1,500	28
IA Financial Corp., Inc.	900	41
IGM Financial, Inc.	700	20
Imperial Oil Ltd.	1,456	38
Intact Financial Corp.	1,100	111

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Inter Pipeline Ltd.	7,945	$139
Keyera Corp.	4,500	109
Kinder Morgan Canada Ltd.	700	8
Kinross Gold Corp. (e)	6,714	31
Linamar Corp.	500	16
Loblaw Cos., Ltd.	1,473	84
Magna International, Inc.	2,238	119
Manulife Financial Corp.	10,783	198
Methanex Corp.	700	25
Metro, Inc.	1,400	62
National Bank of Canada	2,300	114
Nutrien Ltd.	3,969	198
Onex Corp.	700	43
Open Text Corp.	1,400	57
Pembina Pipeline Corp.	10,858	402
Peyto Exploration & Development Corp.	1,200	3
Power Corp. of Canada	1,942	45
Power Financial Corp.	1,500	35
PrairieSky Royalty Ltd.	1,177	16
Restaurant Brands International, Inc.	1,500	107
RioCan Real Estate Investment Trust REIT	1,200	24
Rogers Communications, Inc., Class B	2,042	99
Royal Bank of Canada	9,667	784
Saputo, Inc.	1,700	52
Seven Generations Energy Ltd., Class A (e)	1,700	11
Shaw Communications, Inc., Class B	2,434	48
SmartCentres Real Estate Investment Trust REIT	600	15
SNC-Lavalin Group, Inc.	1,200	17
Sun Life Financial, Inc.	3,505	157
Suncor Energy, Inc.	9,188	290
TC Energy Corp.	18,662	966
Teck Resources Ltd., Class B	3,309	54
TELUS Corp.	1,100	39
Thomson Reuters Corp.	1,689	113
Tidewater Midstream and Infrastructure Ltd.	1,900	2
Toronto-Dominion Bank (The)	12,009	700
Tourmaline Oil Corp.	1,400	14
Trisura Group Ltd. (e)	27	1
Turquoise Hill Resources Ltd. (e)	5,840	3
Vermilion Energy, Inc.	900	15
West Fraser Timber Co., Ltd.	600	24
Wheaton Precious Metals Corp.	2,531	66
Yamana Gold, Inc.	4,962	16
		10,224
China (0.0%)
China Common Rich Renewable Energy Investments Ltd. (e)(f)	42,000	—	@
Denmark (0.3%)
AP Moller — Maersk A/S Series A	18	19
AP Moller — Maersk A/S Series B	35	40
Carlsberg A/S Series B	112	17
	Shares	Value (000)
Coloplast A/S Series B	81	$10
Danske Bank A/S	4,817	67
DSV A/S	2,206	210
Maersk Drilling A/S (e)	104	6
Novo Nordisk A/S Series B	12,918	667
Novozymes A/S Series B	1,772	74
Orsted A/S	188	17
Vestas Wind Systems A/S	2,229	173
		1,300
Finland (0.2%)
Elisa Oyj	796	41
Fortum Oyj	2,347	56
Kone Oyj, Class B	1,466	84
Metso Oyj	490	18
Neste Oyj	1,704	56
Nokia Oyj	25,458	129
Nokian Renkaat Oyj	503	14
Nordea Bank Abp (OMXH)	194	1
Nordea Bank Abp (SSE)	20,111	143
Orion Oyj, Class B	455	17
Sampo Oyj, Class A	1,940	77
Stora Enso Oyj, Class R	2,428	29
UPM-Kymmene Oyj	2,325	69
Wartsila Oyj Abp	1,947	22
		756
France (4.4%)
Accor SA	805	34
Aeroports de Paris (ADP)	3,957	704
Air Liquide SA	1,822	260
Airbus SE	2,498	325
Akka Technologies	1,285	88
ALD SA	6,140	88
Alstom SA	653	27
Alten SA	3,310	378
Altran Technologies SA	26,094	410
Amundi SA	254	18
ArcelorMittal	5,555	78
Arkema SA	289	27
Atos SE	838	59
AXA SA	8,252	211
BioMerieux	178	15
BNP Paribas SA	26,382	1,286
Bollore SA	3,690	15
Bouygues SA	1,924	77
Bureau Veritas SA	1,127	27
Capgemini SE	683	81
Carrefour SA	5,232	92
Casino Guichard Perrachon SA	470	22
Cie de Saint-Gobain	4,321	170
Cie Generale des Etablissements Michelin SCA	727	81
CNP Assurances	719	14

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
Covivio REIT	142	$15
Credit Agricole SA	22,108	269
Danone SA	2,824	249
Dassault Aviation SA	11	16
Dassault Systemes SE	556	79
Derichebourg SA	29,543	103
Edenred	948	46
Eiffage SA	7,765	806
Electricite de France SA	5,792	65
Elior Group SA	21,417	284
Engie SA	18,068	295
EssilorLuxottica SA	881	127
Eurazeo SE	201	15
Eurofins Scientific SE	48	22
Eutelsat Communications SA	748	14
Faurecia SE	318	15
Fnac Darty SA (e)	3,517	222
Gecina SA REIT	202	32
Getlink SE	1,972	30
Hermes International	135	93
ICADE REIT	142	13
Iliad SA	146	14
Imerys SA	153	6
Ingenico Group SA	252	25
Ipsen SA	161	15
Jacquet Metal Service SA	2,075	35
JCDecaux SA	315	9
Kaufman & Broad SA	2,026	81
Kering SA	324	165
Klepierre SA REIT	934	32
L'Oreal SA	1,180	331
Lagardere SCA	507	11
Legrand SA	1,126	80
LVMH Moet Hennessy Louis Vuitton SE	1,195	476
Natixis SA	4,019	17
Orange SA	10,986	172
Pernod Ricard SA	1,003	179
Peugeot SA	62,370	1,558
Publicis Groupe SA	1,833	90
Remy Cointreau SA	98	13
Renault SA	1,639	94
Rexel SA	1,272	14
Safran SA	1,417	223
Sanofi	10,087	935
Schneider Electric SE	2,415	212
SCOR SE	731	30
SEB SA	97	15
SES SA	1,554	28
Societe BIC SA	121	8
Societe Generale SA	17,990	494
Sodexo SA	391	44
STMicroelectronics N.V.	5,675	110
	Shares	Value (000)
Suez	2,249	$35
Teleperformance	248	54
Thales SA	455	52
TOTAL SA	10,018	522
Ubisoft Entertainment SA (e)	269	19
Unibail-Rodamco-Westfield REIT	1,035	151
Unibail-Rodamco-Westfield REIT CDI	3,080	22
Valeo SA	1,017	33
Veolia Environnement SA	2,653	67
Vinci SA	35,313	3,806
Vivendi SA	4,390	121
Wendel SA	119	16
Worldline SA (e)	9,634	608
		18,419
Germany (2.4%)
1&1 Drillisch AG	229	7
Adidas AG	796	248
Allianz SE (Registered)	1,905	444
Amadeus Fire AG	365	40
Aumann AG	3,274	47
Axel Springer SE	209	14
BASF SE	3,917	274
Bayer AG (Registered)	7,951	561
Bayerische Motoren Werke AG	1,410	99
Bayerische Motoren Werke AG (Preference)	480	27
Bechtle AG	4,329	440
Befesa SA	1,947	70
Beiersdorf AG	471	56
Bilfinger SE	8,497	248
Brenntag AG	662	32
CANCOM SE	5,971	322
Commerzbank AG	23,981	139
Continental AG	466	60
Covestro AG	686	34
Daimler AG (Registered)	4,076	202
Deutsche Bank AG (Registered)	8,716	65
Deutsche Boerse AG	799	125
Deutsche Lufthansa AG (Registered)	2,055	33
Deutsche Post AG (Registered)	4,123	138
Deutsche Telekom AG (Registered)	18,386	309
Deutsche Wohnen SE	1,505	55
E.ON SE	11,820	115
Evonik Industries AG	692	17
Fraport AG Frankfurt Airport Services Worldwide	7,276	617
Fresenius Medical Care AG & Co., KGaA	1,935	130
Fresenius SE & Co., KGaA	3,756	176
Fuchs Petrolub SE (Preference)	297	11
GEA Group AG	747	20
Hamburger Hafen und Logistik AG	3,464	86
Hannover Rueck SE (Registered)	254	43
HeidelbergCement AG	1,290	93
Henkel AG & Co., KGaA	484	44

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
Henkel AG & Co., KGaA (Preference)	837	$83
Hochtief AG	82	9
Hornbach Holding AG & Co., KGaA	804	46
Hugo Boss AG	273	15
Indus Holding AG	1,349	55
Infineon Technologies AG	4,979	89
Innogy SE	749	36
Jungheinrich AG (Preference)	4,804	104
K+S AG (Registered)	808	11
KION Group AG	575	30
LANXESS AG	390	24
Linde PLC	1,232	239
Linde PLC (e)	1,230	239
Merck KGaA	585	66
METRO AG	1,573	25
MTU Aero Engines AG	221	59
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Registered)	659	170
OSRAM Licht AG	422	19
Porsche Automobil Holding SE (Preference)	654	43
ProSiebenSat.1 Media SE (Registered)	1,002	14
Puma SE	270	21
QIAGEN N.V. (e)	928	30
RTL Group SA	165	8
RWE AG	2,795	87
Salzgitter AG	10,923	183
SAP SE	4,174	491
Schaeffler AG (Preference)	1,000	8
Siemens AG (Registered)	3,283	352
Sixt SE	2,683	257
Symrise AG	530	52
Telefonica Deutschland Holding AG	3,188	9
thyssenKrupp AG	1,850	26
Uniper SE	1,954	64
United Internet AG (Registered)	675	24
Volkswagen AG	280	48
Volkswagen AG (Preference)	1,612	274
Vonovia SE	2,087	106
Wacker Neuson SE	4,526	79
Washtec AG	434	22
Wirecard AG	514	82
Zalando SE (e)	20,408	931
		9,971
Greece (0.1%)
Mytilineos SA	9,211	96
National Bank of Greece SA (e)	9	—	@
OPAP SA	20,146	208
		304
Hong Kong (0.6%)
AIA Group Ltd.	65,200	612
ASM Pacific Technology Ltd.	1,200	15
Bank of East Asia Ltd. (The)	10,396	26
	Shares	Value (000)
BOC Hong Kong Holdings Ltd.	26,500	$90
Cathay Pacific Airways Ltd.	5,000	6
CK Asset Holdings Ltd.	13,864	94
CK Hutchison Holdings Ltd.	13,864	122
CK Infrastructure Holdings Ltd.	4,500	30
CLP Holdings Ltd.	9,000	94
First Pacific Co., Ltd.	10,000	4
Galaxy Entertainment Group Ltd.	12,000	75
Hang Lung Group Ltd.	5,000	13
Hang Lung Properties Ltd.	12,000	27
Hang Seng Bank Ltd.	5,100	110
Henderson Land Development Co., Ltd.	7,644	36
HK Electric Investments & HK Electric Investments Ltd.	14,000	13
HKT Trust & HKT Ltd.	14,000	22
Hong Kong & China Gas Co., Ltd.	64,820	126
Hong Kong Exchanges & Clearing Ltd.	6,661	197
Hongkong Land Holdings Ltd.	6,200	35
Hysan Development Co., Ltd.	4,000	16
I-CABLE Communications Ltd. (e)	7,559	—	@
Jardine Matheson Holdings Ltd.	1,200	64
Kerry Properties Ltd.	3,500	11
Li & Fung Ltd.	32,000	4
Link REIT	12,033	132
Melco Resorts & Entertainment Ltd. ADR	1,000	19
MGM China Holdings Ltd.	4,800	8
MTR Corp., Ltd.	8,124	45
New World Development Co., Ltd.	34,367	45
NWS Holdings Ltd.	9,000	14
PCCW Ltd.	23,000	13
Power Assets Holdings Ltd.	8,000	54
Sands China Ltd.	13,200	60
Shangri-La Asia Ltd.	8,000	8
Sino Land Co., Ltd.	18,782	28
SJM Holdings Ltd.	11,000	11
Sun Hung Kai Properties Ltd.	8,004	116
Swire Pacific Ltd., Class A	2,000	19
Swire Properties Ltd.	6,350	20
Techtronic Industries Co., Ltd.	7,500	53
WH Group Ltd.	43,500	39
Wharf Holdings Ltd. (The)	7,200	16
Wharf Real Estate Investment Co., Ltd.	7,200	40
Wheelock & Co., Ltd.	5,000	29
Wynn Macau Ltd.	8,800	17
Yue Yuen Industrial Holdings Ltd.	4,500	12
		2,640
Ireland (0.1%)
AIB Group PLC	16,132	48
Bank of Ireland Group PLC	22,674	90
CRH PLC	3,553	122
Flutter Entertainment PLC (e)	339	32
Kerry Group PLC, Class A	733	86
		378

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Israel (0.0%)
Bank Hapoalim BM (e)	1,817	$14
Bank Leumi Le-Israel BM	2,598	19
Mizrahi Tefahot Bank Ltd.	164	4
Teva Pharmaceutical Industries Ltd. ADR (e)	200	1
		38
Italy (1.1%)
Assicurazioni Generali SpA	5,238	102
Atlantia SpA	45,049	1,091
CIR-Compagnie Industriali Riunite SpA	25,285	26
CNH Industrial N.V.	8,798	90
Davide Campari-Milano SpA	2,512	23
Enav SpA	33,491	189
Enel SpA	80,192	599
Eni SpA	10,807	165
EXOR N.V.	460	31
Ferrari N.V.	529	82
Fiat Chrysler Automobiles N.V.	9,229	120
Fiera Milano SpA	9,992	46
FinecoBank Banca Fineco SpA	8,296	88
Geox SpA	36,862	52
Intesa Sanpaolo SpA	300,202	713
Leonardo SpA	3,527	41
Mediobanca Banca di Credito Finanziario SpA	11,842	129
Poste Italiane SpA	2,227	25
Prysmian SpA	882	19
Recordati SpA	449	19
Snam SpA	9,785	49
Societa Iniziative Autostradali e Servizi SpA	6,657	116
Telecom Italia SpA (e)	63,067	36
Telecom Italia SpA	33,250	18
Tenaris SA	2,020	21
Terna Rete Elettrica Nazionale SpA	7,512	48
UniCredit SpA	47,375	560
UnipolSai Assicurazioni SpA	4,206	11
		4,509
Japan (1.4%)
Aeon Co., Ltd.	100	2
Aozora Bank Ltd.	100	3
Astellas Pharma, Inc.	100	1
Chiba Bank Ltd. (The)	1,300	7
Chubu Electric Power Co., Inc.	900	13
Chugoku Electric Power Co., Inc. (The)	100	1
Concordia Financial Group Ltd.	2,200	8
Fukuoka Financial Group, Inc.	100	2
Japan Post Bank Co., Ltd.	700	7
Japan Tobacco, Inc.	100	2
Kansai Electric Power Co., Inc. (The)	900	10
Kao Corp.	300	22
KDDI Corp.	2,400	63
Kirin Holdings Co., Ltd.	100	2
Kyushu Electric Power Co., Inc.	100	1
	Shares	Value (000)
Mebuki Financial Group, Inc.	2,200	$5
Mitsubishi Estate Co., Ltd.	71,300	1,381
Mitsui Fudosan Co., Ltd.	63,400	1,578
Mizuho Financial Group, Inc.	84,000	129
Nippon Telegraph & Telephone Corp.	1,000	48
Nomura Real Estate Holdings, Inc.	11,900	258
NTT DOCOMO, Inc.	1,800	46
Osaka Gas Co., Ltd.	300	6
Resona Holdings, Inc.	4,200	18
Seven & i Holdings Co., Ltd.	100	4
Seven Bank Ltd.	1,500	4
Shinsei Bank Ltd.	100	1
Shizuoka Bank Ltd. (The)	700	5
Softbank Corp.	2,100	28
SoftBank Group Corp.	1,900	75
Sumitomo Mitsui Financial Group, Inc.	1,600	55
Sumitomo Mitsui Trust Holdings, Inc.	600	22
Sumitomo Realty & Development Co., Ltd.	34,600	1,322
Takeda Pharmaceutical Co., Ltd.	100	3
Tohoku Electric Power Co., Inc.	100	1
Tokyo Electric Power Co., Holdings, Inc. (e)	1,400	7
Tokyo Gas Co., Ltd.	100	3
Tokyo Tatemono Co., Ltd.	29,600	418
Tokyu Fudosan Holdings Corp.	63,100	404
Yamaguchi Financial Group, Inc.	100	1
		5,966
Netherlands (1.1%)
ABN AMRO Bank N.V. CVA	8,138	143
Accell Group N.V.	1,445	35
Aegon N.V.	15,180	63
AerCap Holdings N.V. (e)	1,200	66
Akzo Nobel N.V.	956	85
Altice Europe N.V. (e)	2,318	12
ASML Holding N.V.	1,687	419
Basic-Fit N.V. (e)	3,301	103
Boskalis Westminster	386	8
Coca-Cola European Partners PLC	900	50
Heineken Holding N.V.	541	54
Heineken N.V.	1,211	131
ING Groep N.V.	75,351	790
InterXion Holding N.V. (e)	6,400	521
Koninklijke Ahold Delhaize N.V.	11,375	285
Koninklijke DSM N.V.	772	93
Koninklijke KPN N.V.	18,883	59
Koninklijke Philips N.V.	4,256	197
Koninklijke Vopak N.V.	298	15
NN Group N.V.	1,295	46
NXP Semiconductors N.V.	1,500	164
PostNL N.V.	96,816	215
Randstad N.V.	1,020	50
Takeaway.com (e)	4,706	376
TomTom N.V. (e)	16,165	182

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Netherlands (cont'd)
Unilever N.V.	7,580	$455
Wolters Kluwer N.V.	1,286	94
		4,711
New Zealand (0.0%)
Auckland International Airport Ltd.	4,561	26
Contact Energy Ltd.	3,355	18
Fletcher Building Ltd.	3,166	10
Mercury NZ Ltd.	3,250	10
Meridian Energy Ltd.	6,024	19
Ryman Healthcare Ltd.	1,773	15
Spark New Zealand Ltd.	10,723	30
		128
Norway (0.1%)
Akastor ASA (e)	892	1
Aker Solutions ASA (e)	892	2
DNB ASA	7,068	125
Equinor ASA	6,407	122
Kvaerner ASA	816	1
Mowi ASA	168	4
Norsk Hydro ASA	6,705	24
Orkla ASA	4,986	45
REC Silicon ASA (e)	649	—	@
Seadrill Ltd. (e)	1	—	@
Subsea 7 SA	1,521	16
Telenor ASA	8,847	177
Yara International ASA	992	43
		560
Poland (0.0%)
Jeronimo Martins SGPS SA	2,885	49
Portugal (0.1%)
CTT-Correios de Portugal SA	19,365	45
EDP — Energias de Portugal SA	2,615	10
Galp Energia SGPS SA	2,692	41
Navigator Co. SA (The)	40,744	146
Pharol SGPS SA (Registered) (e)	11,120	1
Semapa-Sociedade de Investimento e Gestao	2,142	27
		270
Singapore (0.0%)
DBS Group Holdings Ltd.	2,200	40
Oversea-Chinese Banking Corp., Ltd.	5,200	41
Singapore Telecommunications Ltd.	10,300	23
United Overseas Bank Ltd.	1,600	29
		133
South Africa (0.0%)
Nedbank Group Ltd.	655	10
Old Mutual Ltd.	20,416	26
		36
	Shares	Value (000)
Spain (1.4%)
ACS Actividades de Construccion y Servicios SA	1,086	$43
Aena SME SA	8,634	1,582
Amadeus IT Group SA	1,871	134
Banco Bilbao Vizcaya Argentaria SA	130,909	683
Banco de Sabadell SA	147,709	144
Banco Santander SA	329,026	1,342
Bankia SA	23,900	45
Bankinter SA	13,150	83
CaixaBank SA	72,199	190
Cia de Distribucion Integral Logista Holdings SA	7,661	149
Enagas SA	972	23
Ence Energia y Celulosa SA	37,742	144
Endesa SA	1,678	44
Ferrovial SA	2,106	61
Grifols SA	1,272	37
Iberdrola SA	30,889	321
Industria de Diseno Textil SA	4,624	143
International Consolidated Airlines Group SA	2,656	16
Mapfre SA	4,603	12
Naturgy Energy Group SA	1,864	49
NH Hotel Group SA	5,430	26
Red Electrica Corp., SA	2,297	47
Repsol SA	11,880	185
Siemens Gamesa Renewable Energy SA	1,036	14
Telefonica SA	45,654	349
Telepizza Group SA (e)(f)	3,030	16
		5,882
Sweden (0.4%)
Alfa Laval AB	1,499	30
Assa Abloy AB, Class B	5,107	114
Atlas Copco AB, Class A	3,390	104
Atlas Copco AB, Class B	1,974	54
Boliden AB	1,368	31
Electrolux AB, Class B	1,212	29
Epiroc AB, Class A	3,390	37
Epiroc AB, Class B	2,098	22
Essity AB, Class B	3,359	98
Getinge AB, Class B	1,214	17
Hennes & Mauritz AB, Class B	4,709	91
Hexagon AB, Class B	1,304	63
Husqvarna AB, Class B	2,245	17
ICA Gruppen AB	427	20
Industrivarden AB, Class C	912	20
Investor AB, Class B	2,354	115
Kinnevik AB, Class B	1,213	32
L E Lundbergforetagen AB, Class B	417	16
Lundin Petroleum AB	944	28
Millicom International Cellular SA SDR	445	22
Modern Times Group MTG AB, Class B (e)	44	—	@
Nordic Entertainment Group AB, Class B	44	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Sweden (cont'd)
Sandvik AB	5,622	$88
Securitas AB, Class B	1,580	24
Skandinaviska Enskilda Banken AB, Class A	10,166	93
Skanska AB, Class B	1,717	35
SKF AB, Class B	1,923	32
Svenska Handelsbanken AB, Class A	9,866	92
Swedbank AB, Class A	5,799	83
Swedish Match AB	914	38
Tele2 AB, Class B	2,433	36
Telefonaktiebolaget LM Ericsson, Class B	15,980	128
Telia Co., AB	16,588	74
Volvo AB, Class B	7,864	111
		1,795
Switzerland (1.7%)
ABB Ltd. (Registered)	19,442	382
Adecco Group AG (Registered)	787	43
Alcon, Inc. (e)	2,559	149
Cie Financiere Richemont SA (Registered)	2,764	203
Credit Suisse Group AG (Registered) (e)	9,171	113
Geberit AG (Registered)	466	222
Givaudan SA (Registered)	54	151
Idorsia Ltd. (e)	603	15
Julius Baer Group Ltd. (e)	1,321	59
Kuehne & Nagel International AG (Registered)	419	62
LafargeHolcim Ltd. (Registered) (e) (SIX)	195	10
LafargeHolcim Ltd. (Registered) (e) (Euronext)	2,374	117
Lonza Group AG (Registered) (e)	313	106
Nestle SA (Registered)	20,992	2,277
Novartis AG (Registered)	12,797	1,111
Roche Holding AG (Genusschein)	3,513	1,024
SGS SA (Registered)	33	82
Sonova Holding AG (Registered)	536	125
Swatch Group AG (The)	201	53
Swiss Re AG	764	80
Swisscom AG (Registered)	421	208
Transocean Ltd. (e)(f)	1,913	8
UBS Group AG (Registered) (e)	15,796	180
Zurich Insurance Group AG	1,313	502
		7,282
Turkey (0.3%)
Akbank T.A.S. (e)	301,431	434
Turkiye Garanti Bankasi AS (e)	244,266	442
Turkiye Is Bankasi A/S Series C (e)	144,518	161
		1,037
United Kingdom (3.1%)
3i Group PLC	5,423	78
Admiral Group PLC	1,173	31
Anglo American PLC	7,038	162
Antofagasta PLC	2,332	26
Ashtead Group PLC	2,811	78
Associated British Foods PLC	2,135	60
	Shares	Value (000)
AstraZeneca PLC	7,027	$624
Auto Trader Group PLC	5,816	36
Aviva PLC	22,863	112
Babcock International Group PLC	1,464	10
BAE Systems PLC	17,771	125
Barclays PLC	138,751	256
Barratt Developments PLC	5,613	45
Berkeley Group Holdings PLC	725	37
BHP Group PLC	11,615	248
BP PLC	103,151	652
British American Tobacco PLC	12,803	473
British Land Co., PLC (The) REIT	5,494	40
BT Group PLC	58,322	128
Bunzl PLC	1,892	49
Burberry Group PLC	2,464	66
Capita PLC (e)	3,984	7
Carnival PLC	1,103	46
Centrica PLC	36,575	33
Cobham PLC (e)	14,110	27
Coca-Cola HBC AG (e)	1,077	35
Compass Group PLC	8,282	213
ConvaTec Group PLC	8,125	17
Croda International PLC	725	43
DCC PLC	506	44
Diageo PLC	14,117	578
Direct Line Insurance Group PLC	7,778	29
Dixons Carphone PLC	5,805	8
easyJet PLC	923	13
Experian PLC	5,309	170
Ferguson PLC	1,380	101
Fresnillo PLC	1,310	11
G4S PLC	7,663	18
GlaxoSmithKline PLC	27,217	583
Glencore PLC (e)	64,695	195
Hammerson PLC REIT	4,639	16
Hargreaves Lansdown PLC	1,526	39
Hikma Pharmaceuticals PLC	833	23
HSBC Holdings PLC	138,084	1,059
IMI PLC	1,611	19
Imperial Brands PLC	5,267	118
Inmarsat PLC	2,762	20
InterContinental Hotels Group PLC	976	61
Intertek Group PLC	916	62
Intu Properties PLC REIT	5,299	3
Investec PLC	3,913	20
ITV PLC	20,803	32
J Sainsbury PLC	9,618	26
Johnson Matthey PLC	1,075	40
Kingfisher PLC	12,399	32
Land Securities Group PLC REIT	4,183	44
Legal & General Group PLC	33,596	103
Lloyds Banking Group PLC	773,443	516
London Stock Exchange Group PLC	1,805	162

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Marks & Spencer Group PLC	9,500	$22
Mediclinic International PLC	2,160	9
Meggitt PLC	4,597	36
Melrose Industries PLC	20,966	52
Merlin Entertainments PLC	4,223	23
Micro Focus International PLC	1,717	24
Mondi PLC	2,071	40
National Grid PLC	21,330	231
Next PLC	809	62
Paragon Offshore PLC (e)(f)(g)	303	—
Pearson PLC	4,699	43
Persimmon PLC	1,721	46
Provident Financial PLC	917	5
Prudential PLC	13,602	247
Quilter PLC	9,698	16
Reckitt Benckiser Group PLC	3,814	297
RELX PLC (LSE)	6,038	143
RELX PLC (Euronext N.V.)	5,794	138
Rio Tinto PLC	6,473	336
Rolls-Royce Holdings PLC (e)	9,423	92
Royal Bank of Scotland Group PLC	30,768	79
Royal Dutch Shell PLC, Class A	23,597	690
Royal Dutch Shell PLC, Class B	19,765	581
Royal Mail PLC	5,233	14
RSA Insurance Group PLC	5,782	38
Sage Group PLC (The)	6,122	52
Schroders PLC	733	28
Segro PLC REIT	5,604	56
Severn Trent PLC	1,617	43
Smith & Nephew PLC	5,180	125
Smiths Group PLC	2,235	43
SSE PLC	6,702	103
St. James's Place PLC	2,985	36
Standard Chartered PLC	23,231	195
Standard Life Aberdeen PLC	13,232	46
Tate & Lyle PLC	2,715	25
Taylor Wimpey PLC	18,314	36
Tesco PLC	51,738	153
Travis Perkins PLC	1,475	23
TUI AG	2,597	30
Unilever PLC	7,144	430
United Utilities Group PLC	4,504	46
Vodafone Group PLC	174,265	347
Weir Group PLC (The)	1,298	23
Whitbread PLC	736	39
Wm Morrison Supermarkets PLC	12,253	30
WPP PLC	7,214	90
		13,165
United States (24.2%)
3M Co.	1,298	213
AAR Corp.	2,400	99
Abbott Laboratories	4,125	345
	Shares	Value (000)
AbbVie, Inc.	3,564	$270
Abercrombie & Fitch Co., Class A	7,600	119
ABIOMED, Inc. (e)	164	29
Accenture PLC, Class A	1,452	279
Activision Blizzard, Inc.	1,693	90
Acuity Brands, Inc.	138	19
Adobe, Inc. (e)	1,124	310
Adtalem Global Education, Inc. (e)	2,800	107
Advance Auto Parts, Inc.	149	25
Advanced Micro Devices, Inc. (e)	2,201	64
AdvanSix, Inc. (e)	4,700	121
AECOM (e)	3,000	113
AES Corp.	2,445	40
Affiliated Managers Group, Inc.	183	15
Aflac, Inc.	1,734	91
Agilent Technologies, Inc.	717	55
AGNC Investment Corp. REIT	1,184	19
Air Products & Chemicals, Inc.	579	128
Akamai Technologies, Inc. (e)	376	34
Albemarle Corp.	164	11
Alexandria Real Estate Equities, Inc. REIT	197	30
Alexion Pharmaceuticals, Inc. (e)	1,596	156
Align Technology, Inc. (e)	170	31
Alkermes PLC (e)	349	7
Alleghany Corp. (e)	51	41
Allegion PLC	231	24
Allergan PLC	780	131
Alliance Data Systems Corp.	1,068	137
Alliant Energy Corp.	840	45
Allscripts Healthcare Solutions, Inc. (e)	11,700	128
Allstate Corp. (The)	769	84
Ally Financial, Inc.	901	30
Alnylam Pharmaceuticals, Inc. (e)	243	20
Alphabet, Inc., Class A (e)	658	803
Alphabet, Inc., Class C (e)	711	867
Altice USA, Inc., Class A (e) (NYSE)	313	9
Altice USA, Inc., Class A (e) (Euronext N.V.)	964	28
Altria Group, Inc.	5,116	209
Amazon.com, Inc. (e)	966	1,677
AMC Networks, Inc., Class A (e)	2,200	108
Amcor PLC (e)	3,638	35
AMERCO	31	12
Ameren Corp.	669	54
American Airlines Group, Inc.	192	5
American Electric Power Co., Inc.	1,253	117
American Equity Investment Life Holding Co.	5,000	121
American Express Co.	1,630	193
American Financial Group, Inc.	167	18
American International Group, Inc.	1,947	108
American Tower Corp. REIT	962	213
American Water Works Co., Inc.	543	67
American Woodmark Corp. (e)	1,300	116
Ameriprise Financial, Inc.	278	41

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
AmerisourceBergen Corp.	358	$29
AMETEK, Inc.	493	45
Amgen, Inc.	1,430	277
Amphenol Corp., Class A	640	62
Analog Devices, Inc.	887	99
Andersons, Inc. (The)	5,000	112
Anixter International, Inc. (e)	1,700	117
Annaly Capital Management, Inc. REIT	3,234	28
ANSYS, Inc. (e)	196	43
Anthem, Inc.	583	140
AO Smith Corp.	287	14
Aon PLC	546	106
Apache Corp.	819	21
Apple, Inc.	10,560	2,365
Applied Materials, Inc.	2,090	104
Aptiv PLC	591	52
Aramark	568	25
ArcBest Corp.	3,700	113
Arch Capital Group Ltd. (e)	919	39
Archer-Daniels-Midland Co.	4,259	175
Arconic, Inc.	5,231	136
Arista Networks, Inc. (e)	185	44
Arrow Electronics, Inc. (e)	193	14
Arthur J Gallagher & Co.	450	40
Assertio Therapeutics, Inc. (e)	60,200	77
Associated Banc-Corp	5,800	117
Assurant, Inc.	217	27
AT&T, Inc.	25,797	976
Athene Holding Ltd., Class A (e)	370	16
Atlas Air Worldwide Holdings, Inc. (e)	3,900	98
Atmos Energy Corp.	215	24
Autodesk, Inc. (e)	579	86
Autoliv, Inc.	184	15
Automatic Data Processing, Inc.	945	153
AutoZone, Inc. (e)	87	94
AvalonBay Communities, Inc. REIT	289	62
Avery Dennison Corp.	202	23
Avis Budget Group, Inc. (e)	4,300	122
Avista Corp.	2,200	107
AXA Equitable Holdings, Inc.	631	14
Axalta Coating Systems Ltd. (e)	538	16
Axos Financial, Inc. (e)	4,300	119
B&G Foods, Inc.	6,000	113
Baker Hughes a GE Co.	5,708	132
Ball Corp.	741	54
Bank of America Corp.	46,133	1,346
Bank of New York Mellon Corp. (The)	1,949	88
Bank OZK	4,300	117
Baxter International, Inc.	1,130	99
BB&T Corp.	3,440	184
Becton Dickinson & Co.	558	141
Bel Fuse, Inc., Class B	2,600	39
	Shares	Value (000)
Belden, Inc.	2,200	$117
Berkshire Hathaway, Inc., Class B (e)	2,902	604
Best Buy Co., Inc.	539	37
Big Lots, Inc.	4,800	118
Bio-Rad Laboratories, Inc., Class A (e)	400	133
Biogen, Inc. (e)	1,092	254
BioMarin Pharmaceutical, Inc. (e)	428	29
BJ's Restaurants, Inc.	3,000	117
BlackRock, Inc.	220	98
Bloomin' Brands, Inc.	6,000	114
Boeing Co. (The)	1,177	448
Bonanza Creek Energy, Inc. (e)	4,800	107
Booking Holdings, Inc. (e)	158	310
BorgWarner, Inc.	513	19
Boston Properties, Inc. REIT	345	45
Boston Scientific Corp. (e)	3,456	141
Brighthouse Financial, Inc. (e)	3,168	128
Brinker International, Inc.	2,800	119
Bristol-Myers Squibb Co.	3,819	194
Broadcom, Inc.	871	240
Broadridge Financial Solutions, Inc.	207	26
Brown-Forman Corp., Class B	687	43
Brunswick Corp.	2,200	115
Bunge Ltd.	293	17
Burlington Stores, Inc. (e)	232	46
Cabot Corp.	2,600	118
Cabot Oil & Gas Corp.	985	17
Cadence Design Systems, Inc. (e)	600	40
CalAmp Corp. (e)	10,800	124
Callon Petroleum Co. (e)	27,400	119
Camden Property Trust REIT	241	27
Campbell Soup Co.	384	18
Capital One Financial Corp.	2,347	214
Capri Holdings Ltd. (e)	4,211	140
Cardinal Health, Inc.	3,054	144
CarMax, Inc. (e)	396	35
Carnival Corp.	3,368	147
Carrizo Oil & Gas, Inc. (e)	14,000	120
Cars.com, Inc. (e)	11,600	104
Caterpillar, Inc.	1,294	163
CBL & Associates Properties, Inc. REIT	94,100	121
Cboe Global Markets, Inc.	191	22
CBRE Group, Inc., Class A (e)	732	39
CBS Corp., Class B	761	31
CDK Global, Inc.	2,634	127
CDW Corp.	312	38
Cedar Realty Trust, Inc. REIT	22,400	67
Celanese Corp.	241	29
Celgene Corp. (e)	2,792	277
Centene Corp. (e)	3,336	144
CenterPoint Energy, Inc.	4,975	150
Central Garden & Pet Co. (e)	4,100	120
Central Garden & Pet Co., Class A (e)	4,500	125

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Century Communities, Inc. (e)	3,900	$119
CenturyLink, Inc.	12,706	159
Cerner Corp.	749	51
CF Industries Holdings, Inc.	566	28
CH Robinson Worldwide, Inc.	269	23
Charles River Laboratories International, Inc. (e)	700	93
Charles Schwab Corp. (The)	2,768	116
Charter Communications, Inc., Class A (e)	352	145
Chatham Lodging Trust REIT	6,300	114
Chemours Co. (The)	7,864	117
Cheniere Energy, Inc. (e)	4,512	285
Chevron Corp.	4,264	506
Chipotle Mexican Grill, Inc. (e)	92	77
Chubb Ltd.	1,018	164
Church & Dwight Co., Inc.	567	43
Cigna Corp. (e)	1,519	231
Cimarex Energy Co.	154	7
Cincinnati Financial Corp.	347	40
Cintas Corp.	213	57
Cisco Systems, Inc.	9,921	490
CIT Group, Inc.	385	17
Citigroup, Inc.	11,000	760
Citizens Financial Group, Inc.	5,300	187
Citrix Systems, Inc.	260	25
Clorox Co. (The)	246	37
CME Group, Inc.	862	182
CMS Energy Corp.	708	45
Coca-Cola Co. (The)	11,014	600
Cognex Corp.	395	19
Cognizant Technology Solutions Corp., Class A	1,326	80
Colgate-Palmolive Co.	1,976	145
Comcast Corp., Class A	10,208	460
Comerica, Inc.	2,366	156
Commercial Metals Co.	7,100	123
CommScope Holding Co., Inc. (e)	468	5
Computer Programs & Systems, Inc.	5,000	113
Comtech Telecommunications Corp.	3,900	127
Conagra Brands, Inc.	1,209	37
Concho Resources, Inc.	510	35
Conn's, Inc. (e)	4,500	112
ConocoPhillips	2,481	141
CONSOL Energy, Inc. (e)	6,500	102
Consolidated Edison, Inc.	941	89
Constellation Brands, Inc., Class A	382	79
Continental Resources, Inc. (e)	231	7
Cooper Cos., Inc. (The)	177	53
Cooper-Standard Holdings, Inc. (e)	2,800	114
Copart, Inc. (e)	521	42
CoreCivic, Inc. REIT	6,500	112
Corning, Inc.	1,738	50
	Shares	Value (000)
Corteva, Inc. (e)	1,710	$48
CoStar Group, Inc. (e)	129	77
Costco Wholesale Corp.	1,041	300
Coty, Inc., Class A	660	7
Crown Castle International Corp. REIT	979	136
Crown Holdings, Inc. (e)	278	18
CSX Corp.	1,704	118
Cummins, Inc.	1,018	166
Customers Bancorp, Inc. (e)	5,800	120
CVS Health Corp.	4,833	305
Dana, Inc.	7,800	113
Danaher Corp.	1,460	211
Darden Restaurants, Inc.	229	27
DaVita, Inc. (e)	235	13
Deere & Co.	657	111
Dell Technologies, Inc., Class C (e)	341	18
Delphi Technologies PLC	7,300	98
Delta Air Lines, Inc.	389	22
Denbury Resources, Inc. (e)	100,500	120
Dentsply Sirona, Inc.	580	31
Devon Energy Corp.	935	22
DexCom, Inc. (e)	227	34
Diamondback Energy, Inc.	341	31
DiamondRock Hospitality Co. REIT	11,200	115
Dick's Sporting Goods, Inc.	3,200	131
Digital Realty Trust, Inc. REIT	536	70
Diodes, Inc. (e)	3,000	120
Discover Financial Services	755	61
Discovery, Inc., Class A (e)	4,441	118
Discovery, Inc., Class C (e)	5,144	127
DISH Network Corp., Class A (e)	505	17
DocuSign, Inc. (e)	164	10
Dollar General Corp.	523	83
Dollar Tree, Inc. (e)	536	61
Dominion Energy, Inc.	2,729	221
Domino's Pizza, Inc.	136	33
Domtar Corp.	3,400	122
Donnelley Financial Solutions, Inc. (e)	7,800	96
Dover Corp.	304	30
Dow, Inc. (e)	1,705	81
DR Horton, Inc.	8,959	472
Dropbox, Inc., Class A (e)	471	9
DTE Energy Co.	546	73
Duke Energy Corp.	3,682	353
Duke Realty Corp. REIT	868	29
DuPont de Nemours, Inc.	1,674	119
DXC Technology Co.	3,728	110
E*Trade Financial Corp.	565	25
Eagle Materials, Inc.	647	58
East West Bancorp, Inc.	554	25
Eastman Chemical Co.	1,977	146
Eaton Corp., PLC	958	80
Eaton Vance Corp.	205	9

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
eBay, Inc.	1,947	$76
Ebix, Inc.	3,000	126
Ecolab, Inc.	522	103
Edgewell Personal Care Co. (e)	3,500	114
Edison International	849	64
Edwards Lifesciences Corp. (e)	548	120
Elanco Animal Health, Inc. (e)	580	15
Electronic Arts, Inc. (e)	663	65
Eli Lilly & Co.	2,150	240
Emerson Electric Co.	1,314	88
Encore Capital Group, Inc. (e)	3,200	107
EnerSys	1,900	125
Entergy Corp.	771	90
EOG Resources, Inc.	1,348	100
EPAM Systems, Inc. (e)	192	35
Equifax, Inc.	225	32
Equinix, Inc. REIT	185	107
Equity Lifestyle Properties, Inc. REIT	202	27
Equity Residential REIT	906	78
Era Group, Inc. (e)	5,400	57
Erie Indemnity Co., Class A	90	17
ESC Seventy Seven (e)(f)(g)	275	—
Essex Property Trust, Inc. REIT	232	76
Estee Lauder Cos., Inc. (The), Class A	564	112
Everest Re Group Ltd.	143	38
Evergy, Inc.	700	47
Eversource Energy	825	71
EW Scripps Co. (The), Class A	8,400	112
Exact Sciences Corp. (e)	251	23
Exelon Corp.	5,335	258
Expedia Group, Inc.	225	30
Expeditors International of Washington, Inc.	396	29
Extra Space Storage, Inc. REIT	249	29
Exxon Mobil Corp.	9,599	678
F5 Networks, Inc. (e)	206	29
Facebook, Inc., Class A (e)	5,405	963
Factset Research Systems, Inc.	135	33
Fastenal Co.	1,271	42
Federal Realty Investment Trust REIT	162	22
FedEx Corp.	546	79
Fidelity National Financial, Inc.	7,996	355
Fidelity National Information Services, Inc.	1,860	247
Fiesta Restaurant Group, Inc. (e)	12,700	132
Fifth Third Bancorp	3,237	89
First American Financial Corp.	2,248	133
First Horizon National Corp.	6,900	112
First Republic Bank	644	62
FirstEnergy Corp.	1,279	62
Fiserv, Inc. (e)	1,285	133
FleetCor Technologies, Inc. (e)	203	58
Flex Ltd. (e)	1,200	13
FLIR Systems, Inc.	270	14
	Shares	Value (000)
Flowserve Corp.	255	$12
Fluor Corp.	278	5
FMC Corp.	264	23
FNB Corp.	10,300	119
Foot Locker, Inc.	2,800	121
Ford Motor Co.	8,573	79
FormFactor, Inc. (e)	6,300	117
Fortinet, Inc. (e)	315	24
Fortive Corp.	647	44
Fortune Brands Home & Security, Inc.	285	16
Fox Corp., Class A	828	26
Fox Corp., Class B (e)	404	13
Franklin Resources, Inc.	666	19
Freeport-McMoRan, Inc.	3,192	31
G-III Apparel Group Ltd. (e)	4,700	121
Gap, Inc. (The)	7,078	123
Garmin Ltd.	264	22
Gartner, Inc. (e)	217	31
General Dynamics Corp.	560	102
General Electric Co.	32,451	290
General Mills, Inc.	1,401	77
General Motors Co.	2,883	108
Genesco, Inc. (e)	3,200	128
Genuine Parts Co.	308	31
Genworth Financial, Inc., Class A (e)	24,600	108
GEO Group, Inc. (The) REIT	6,300	109
Gilead Sciences, Inc.	4,778	303
Global Payments, Inc.	644	102
Globe Life, Inc.	174	17
GoDaddy, Inc., Class A (e)	407	27
Goldman Sachs Group, Inc. (The)	1,362	282
Goodyear Tire & Rubber Co. (The)	8,900	128
Greenbrier Cos., Inc. (The)	4,500	136
Greif, Inc., Class A	3,200	121
Group 1 Automotive, Inc.	1,500	138
GrubHub, Inc. (e)	208	12
Gulfport Energy Corp. (e)	41,700	113
H&R Block, Inc.	522	12
Halliburton Co.	7,760	146
Hancock Whitney Corp.	3,200	123
Hanesbrands, Inc.	849	13
Hanmi Financial Corp.	6,200	116
Harley-Davidson, Inc.	352	13
Hartford Financial Services Group, Inc. (The)	863	52
Hasbro, Inc.	217	26
Hawaiian Holdings, Inc.	4,500	118
HCA Healthcare, Inc.	556	67
HCP, Inc. REIT	1,091	39
HD Supply Holdings, Inc. (e)	417	16
HEICO Corp.	153	19
HEICO Corp., Class A	170	17
Helmerich & Payne, Inc.	178	7
Henry Schein, Inc. (e)	320	20

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Hersha Hospitality Trust REIT	7,800	$116
Hershey Co. (The)	322	50
Hess Corp.	551	33
Hewlett Packard Enterprise Co.	10,656	162
Hibbett Sports, Inc. (e)	7,100	163
Hillenbrand, Inc.	3,900	120
Hilton Worldwide Holdings, Inc.	593	55
HNI Corp.	3,400	121
HollyFrontier Corp.	365	20
Hologic, Inc. (e)	543	27
Home Depot, Inc. (The)	2,526	586
Honeywell International, Inc.	1,649	279
Hope Bancorp, Inc.	8,200	118
Hormel Foods Corp.	643	28
Host Hotels & Resorts, Inc. REIT	8,194	142
HP, Inc.	3,424	65
Hub Group, Inc., Class A (e)	2,400	112
Humana, Inc.	264	67
Huntington Bancshares, Inc.	4,925	70
Huntington Ingalls Industries, Inc.	746	158
IAC/InterActiveCorp (e)	174	38
Ichor Holdings Ltd. (e)	4,700	114
ICU Medical, Inc. (e)	700	112
IDEX Corp.	166	27
IDEXX Laboratories, Inc. (e)	205	56
IHS Markit Ltd. (e)	836	56
Illinois Tool Works, Inc.	726	114
Illumina, Inc. (e)	416	127
Incyte Corp. (e)	450	33
Ingersoll-Rand PLC	541	67
Ingredion, Inc.	1,734	142
Innoviva, Inc. (e)	9,700	102
Inogen, Inc. (e)	2,400	115
Integer Holdings Corp. (e)	1,500	113
Intel Corp.	12,256	632
Intercontinental Exchange, Inc.	1,310	121
Interface, Inc.	9,300	134
International Business Machines Corp.	2,717	395
International Flavors & Fragrances, Inc.	156	19
International Paper Co.	830	35
Interpublic Group of Cos., Inc. (The)	836	18
INTL. FCStone, Inc. (e)	2,800	115
Intuit, Inc.	608	162
Intuitive Surgical, Inc. (e)	211	114
Invacare Corp.	18,100	136
Invesco Ltd.	7,770	132
Invitation Homes, Inc. REIT	968	29
Ionis Pharmaceuticals, Inc. (e)	264	16
IPG Photonics Corp. (e)	129	17
IQVIA Holdings, Inc. (e)	398	59
Iron Mountain, Inc. REIT	597	19
iStar, Inc. REIT	8,800	115
	Shares	Value (000)
j2 Global, Inc.	1,300	$118
Jack Henry & Associates, Inc.	170	25
Jacobs Engineering Group, Inc.	285	26
Janus Henderson Group PLC	5,400	121
Jazz Pharmaceuticals PLC (e)	207	27
JB Hunt Transport Services, Inc.	192	21
Jefferies Financial Group, Inc.	588	11
JetBlue Airways Corp. (e)	6,700	112
JM Smucker Co. (The)	1,302	143
Johnson & Johnson	7,002	906
Johnson Controls International PLC	1,801	79
Jones Lang LaSalle, Inc.	179	25
JPMorgan Chase & Co.	14,770	1,738
Juniper Networks, Inc.	5,312	131
Kansas City Southern	153	20
KB Home	6,728	229
KBR, Inc.	4,100	101
Kellogg Co.	601	39
Kelly Services, Inc., Class A	4,500	109
KEMET Corp.	6,200	113
Kennametal, Inc.	3,700	114
KeyCorp	4,780	85
Keysight Technologies, Inc. (e)	459	45
Kimberly-Clark Corp.	807	115
Kimco Realty Corp. REIT	985	21
Kinder Morgan, Inc.	34,244	706
KKR & Co., Inc., Class A	1,099	29
KLA Corp.	468	75
Knight-Swift Transportation Holdings, Inc.	239	9
Kohl's Corp.	371	18
Kraft Heinz Co. (The)	5,855	164
Kraton Corp. (e)	3,700	119
Kroger Co. (The)	1,880	48
L Brands, Inc.	501	10
L3Harris Technologies, Inc.	573	120
Laboratory Corp. of America Holdings (e)	247	41
Lam Research Corp.	325	75
Lamb Weston Holdings, Inc.	320	23
Laredo Petroleum, Inc. (e)	45,300	109
Las Vegas Sands Corp.	825	48
Lear Corp.	203	24
Leggett & Platt, Inc.	252	10
Leidos Holdings, Inc.	290	25
Lennar Corp., Class A	8,934	499
Lennox International, Inc.	125	30
Lexington Realty Trust REIT	11,000	113
Liberty Broadband Corp., Class C (e)	176	18
Liberty Global PLC, Class A (e)	443	11
Liberty Global PLC Series C (e)	1,149	27
Liberty Media Corp-Liberty SiriusXM, Class A (e)	205	9
Liberty Media Corp-Liberty SiriusXM, Class C (e)	390	16

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Liberty Media Corp.-Liberty Formula One, Class C (e)	513	$21
Liberty Property Trust REIT	322	17
Ligand Pharmaceuticals, Inc. (e)	1,300	129
Lincoln National Corp.	2,617	158
Live Nation Entertainment, Inc. (e)	321	21
LKQ Corp. (e)	688	22
Lockheed Martin Corp.	597	233
Loews Corp.	588	30
LogMeIn, Inc.	1,700	121
Louisiana-Pacific Corp.	6,688	164
Lowe's Cos., Inc.	1,762	194
LSC Communications, Inc.	29,600	41
Lululemon Athletica, Inc. (e)	185	36
Lydall, Inc. (e)	4,100	102
LyondellBasell Industries N.V., Class A	2,132	191
M&T Bank Corp.	506	80
M/I Homes, Inc. (e)	849	32
Macerich Co. (The) REIT	198	6
Mack-Cali Realty Corp. REIT	5,200	113
Macquarie Infrastructure Corp.	1,200	47
Macy's, Inc.	7,948	124
Mallinckrodt PLC (e)	55,200	133
ManpowerGroup, Inc.	1,507	127
Marathon Oil Corp.	1,855	23
Marathon Petroleum Corp.	1,560	95
Marcus Corp. (The)	3,400	126
MarineMax, Inc. (e)	7,500	116
Markel Corp. (e)	29	34
MarketAxess Holdings, Inc.	132	43
Marriott International, Inc., Class A	620	77
Marsh & McLennan Cos., Inc.	1,174	117
Martin Marietta Materials, Inc.	491	135
Marvell Technology Group Ltd.	1,389	35
Masco Corp.	9,606	400
Mastercard, Inc., Class A	2,133	579
Matthews International Corp., Class A	3,500	124
Maxim Integrated Products, Inc.	560	32
McCormick & Co., Inc.	232	36
McDonald's Corp.	1,712	368
McKesson Corp.	467	64
MDC Holdings, Inc.	178	8
MDU Resources Group, Inc.	3,900	110
MEDNAX, Inc. (e)	5,200	118
Medtronic PLC	3,259	354
MercadoLibre, Inc. (e)	152	84
Merck & Co., Inc.	6,747	568
Meridian Bioscience, Inc.	11,600	110
Merit Medical Systems, Inc. (e)	3,500	107
Meritage Homes Corp. (e)	641	45
MetLife, Inc.	4,260	201
Mettler-Toledo International, Inc. (e)	89	63
	Shares	Value (000)
MGIC Investment Corp.	33,846	$426
MGM Resorts International	1,197	33
Microchip Technology, Inc.	526	49
Micron Technology, Inc. (e)	4,697	201
Microsoft Corp.	16,509	2,295
Mid-America Apartment Communities, Inc. REIT	205	27
Middleby Corp. (The) (e)	195	23
Minerals Technologies, Inc.	2,200	117
Mohawk Industries, Inc. (e)	840	104
Molson Coors Brewing Co., Class B	2,567	148
Mondelez International, Inc., Class A	4,100	227
MongoDB, Inc. (e)	116	14
Monotype Imaging Holdings, Inc.	5,600	111
Monster Beverage Corp. (e)	939	55
Moody's Corp.	404	83
Moog, Inc., Class A	1,300	105
Mosaic Co. (The)	862	18
Motorola Solutions, Inc.	376	64
Movado Group, Inc.	4,700	117
MSCI, Inc.	197	43
Mylan N.V. (e)	6,592	130
MYR Group, Inc. (e)	3,900	122
Nasdaq, Inc.	208	21
National Beverage Corp.	2,800	124
National Fuel Gas Co.	2,400	113
National Oilwell Varco, Inc.	844	18
National Retail Properties, Inc. REIT	371	21
Natus Medical, Inc. (e)	3,700	118
Navient Corp.	8,600	110
Nektar Therapeutics (e)	410	7
NetApp, Inc.	567	30
Netflix, Inc. (e)	961	257
Newell Brands, Inc.	937	18
Newmont Goldcorp Corp.	1,884	71
Newpark Resources, Inc. (e)	15,800	120
News Corp., Class A	855	12
NextEra Energy, Inc.	1,203	280
Nielsen Holdings PLC	850	18
NIKE, Inc., Class B	2,830	266
NiSource, Inc.	926	28
Noble Energy, Inc.	1,070	24
Nordstrom, Inc.	202	7
Norfolk Southern Corp.	534	96
Northern Trust Corp.	532	50
Northrop Grumman Corp.	368	138
Norwegian Cruise Line Holdings Ltd. (e)	2,663	138
NRG Energy, Inc.	790	31
Nu Skin Enterprises, Inc., Class A	2,600	111
Nucor Corp.	656	33
nVent Electric PLC	5,200	115
NVIDIA Corp.	1,305	227
NVR, Inc. (e)	13	48

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
O'Reilly Automotive, Inc. (e)	171	$68
Occidental Petroleum Corp.	1,963	87
Office Depot, Inc.	70,100	123
OGE Energy Corp.	606	27
Okta, Inc. (e)	167	16
Old Dominion Freight Line, Inc.	220	37
Old Republic International Corp.	4,800	113
Olin Corp.	6,500	122
Olympic Steel, Inc.	3,000	43
Omnicom Group, Inc.	583	46
ON Semiconductor Corp. (e)	915	18
ONEOK, Inc.	7,049	519
Oracle Corp.	7,837	431
OraSure Technologies, Inc. (e)	16,000	120
Oshkosh Corp.	1,500	114
Owens Corning	2,309	146
Owens-Illinois, Inc.	11,000	113
PACCAR, Inc.	2,501	175
Packaging Corp. of America	232	25
PacWest Bancorp	3,200	116
Palo Alto Networks, Inc. (e)	233	47
Park Hotels & Resorts, Inc. REIT	2,600	65
Parker Hannifin Corp.	240	43
Parsley Energy, Inc., Class A	595	10
Patrick Industries, Inc. (e)	3,200	137
Patterson Cos., Inc.	6,500	116
Paychex, Inc.	740	61
Paycom Software, Inc. (e)	176	37
PayPal Holdings, Inc. (e)	2,460	255
Penn National Gaming, Inc. (e)	5,600	104
Penn Virginia Corp. (e)	3,700	108
Pennsylvania Real Estate Investment Trust REIT	22,200	127
Pentair PLC	365	14
People's United Financial, Inc.	1,928	30
PepsiCo, Inc.	4,173	572
PerkinElmer, Inc.	196	17
Perrigo Co., PLC	249	14
Perspecta, Inc.	4,300	112
PetMed Express, Inc.	6,900	124
Pfizer, Inc.	14,095	506
Philip Morris International, Inc.	4,460	339
Phillips 66	997	102
Photronics, Inc. (e)	10,300	112
Pinnacle West Capital Corp.	200	19
Pioneer Natural Resources Co.	396	50
Pitney Bowes, Inc.	26,800	122
Plains GP Holdings LP, Class A (e)	337	7
Plantronics, Inc.	3,400	127
PNC Financial Services Group, Inc. (The)	2,056	288
Polaris, Inc.	1,499	132
PPG Industries, Inc.	521	62
	Shares	Value (000)
PPL Corp.	6,265	$197
Principal Financial Group, Inc.	2,673	153
Procter & Gamble Co. (The)	6,607	822
Progressive Corp. (The)	1,365	105
ProLogis, Inc. REIT	1,443	123
ProPetro Holding Corp. (e)	11,200	102
Prudential Financial, Inc.	933	84
PTC, Inc. (e)	199	14
Public Service Enterprise Group, Inc.	2,087	130
Public Storage REIT	354	87
Pulte Group, Inc.	9,318	341
PVH Corp.	1,462	129
Qorvo, Inc. (e)	230	17
QUALCOMM, Inc.	2,721	208
Quanta Services, Inc.	3,200	121
Quest Diagnostics, Inc.	275	29
QuinStreet, Inc. (e)	9,500	120
Qurate Retail, Inc. (e)	888	9
Ralph Lauren Corp.	182	17
Raymond James Financial, Inc.	245	20
Raytheon Co.	590	116
Realogy Holdings Corp.	22,600	151
Realty Income Corp. REIT	672	52
Regal-Beloit Corp.	1,500	109
Regency Centers Corp. REIT	390	27
Regeneron Pharmaceuticals, Inc. (e)	185	51
Regions Financial Corp.	12,180	193
Reinsurance Group of America, Inc.	920	147
RenaissanceRe Holdings Ltd.	150	29
Republic Services, Inc.	501	43
Resideo Technologies, Inc. (e)	7,800	112
ResMed, Inc.	309	42
Ring Energy, Inc. (e)	73,200	120
Robert Half International, Inc.	211	12
Rockwell Automation, Inc.	209	34
Rollins, Inc.	319	11
Roper Technologies, Inc.	164	58
Ross Stores, Inc.	875	96
Royal Caribbean Cruises Ltd.	1,530	166
RPC, Inc.	20,500	115
Ryder System, Inc.	2,200	114
S&P Global, Inc.	576	141
Sabre Corp.	566	13
salesforce.com, Inc. (e)	1,903	282
SBA Communications Corp. REIT	198	48
ScanSource, Inc. (e)	3,700	113
Schlumberger Ltd.	3,173	108
Scotts Miracle-Gro Co. (The), Class A	493	50
Seagate Technology PLC	577	31
Sealed Air Corp.	348	14
Seattle Genetics, Inc. (e)	202	17
SEI Investments Co.	258	15
Select Medical Holdings Corp. (e)	6,500	108

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
SemGroup Corp., Class A	1,200	$20
Sempra Energy	770	114
Sensata Technologies Holding PLC (e)	372	19
Service Properties Trust REIT	4,300	111
ServiceNow, Inc. (e)	446	113
Sherwin-Williams Co. (The)	191	105
Signature Bank	211	25
Simon Property Group, Inc. REIT	687	107
Sirius XM Holdings, Inc.	3,712	23
Skyline Champion Corp. (e)	866	26
Skyworks Solutions, Inc.	1,707	135
SL Green Realty Corp. REIT	195	16
SMART Global Holdings, Inc. (e)	3,700	94
Snap, Inc., Class A (e)	1,477	23
Snap-On, Inc.	192	30
Southern Co. (The)	3,379	209
Southwest Airlines Co.	283	15
Southwestern Energy Co. (e)	57,200	110
Spectrum Brands Holdings, Inc.	15	1
Spirit AeroSystems Holdings, Inc., Class A	170	14
Splunk, Inc. (e)	327	39
Sprint Corp. (e)	2,821	17
Square, Inc., Class A (e)	718	44
SS&C Technologies Holdings, Inc.	496	26
Stamps.com, Inc. (e)	1,500	112
Stanley Black & Decker, Inc.	325	47
Starbucks Corp.	2,884	255
State Street Corp.	3,025	179
Steel Dynamics, Inc.	573	17
STERIS PLC	203	29
Stewart Information Services Corp.	663	26
Stryker Corp.	795	172
Summit Hotel Properties, Inc. REIT	9,700	113
Sun Communities, Inc. REIT	206	31
SunCoke Energy, Inc. (e)	17,700	100
SunTrust Banks, Inc.	2,004	138
SVB Financial Group (e)	200	42
Sykes Enterprises, Inc. (e)	3,700	113
Symantec Corp.	1,448	34
Synchrony Financial	1,450	49
Syneos Health, Inc. (e)	2,100	112
SYNNEX Corp.	1,100	124
Synopsys, Inc. (e)	330	45
Sysco Corp.	1,409	112
T Rowe Price Group, Inc.	533	61
T-Mobile US, Inc. (e)	879	69
Take-Two Interactive Software, Inc. (e)	199	25
Tanger Factory Outlet Centers, Inc. REIT	7,300	113
Tapestry, Inc.	593	15
Targa Resources Corp.	3,603	145
Target Corp.	1,194	128
TD Ameritrade Holding Corp.	593	28
	Shares	Value (000)
TE Connectivity Ltd.	777	$72
TechnipFMC PLC	903	22
Teleflex, Inc.	163	55
Tellurian, Inc. (e)	800	7
Terex Corp.	4,500	117
Tesla, Inc. (e)	249	60
Texas Capital Bancshares, Inc. (e)	2,100	115
Texas Instruments, Inc.	2,086	270
Textron, Inc.	2,912	143
Thermo Fisher Scientific, Inc.	937	273
Tiffany & Co.	184	17
Timken Co. (The)	2,600	113
Tivity Health, Inc. (e)	6,500	108
TiVo Corp.	13,200	101
TJX Cos., Inc. (The)	2,800	156
Toll Brothers, Inc.	7,298	300
Tractor Supply Co.	218	20
TransDigm Group, Inc.	167	87
TransUnion	456	37
Travelers Cos., Inc. (The)	530	79
Trimble, Inc. (e)	579	22
Trinity Industries, Inc.	6,200	122
Trinseo SA	3,000	129
TripAdvisor, Inc. (e)	181	7
TrueBlue, Inc. (e)	5,600	118
TTM Technologies, Inc. (e)	9,700	118
Twilio, Inc., Class A (e)	200	22
Twitter, Inc. (e)	1,662	68
Tyson Foods, Inc., Class A	648	56
Uber Technologies, Inc. (e)	458	14
UDR, Inc. REIT	574	28
UGI Corp.	2,719	137
Ulta Salon Cosmetics & Fragrance, Inc. (e)	197	49
Ultra Clean Holdings, Inc. (e)	8,200	120
Under Armour, Inc., Class A (e)	445	9
Under Armour, Inc., Class C (e)	459	8
Union Pacific Corp.	1,633	265
Unisys Corp. (e)	15,800	117
United Airlines Holdings, Inc. (e)	232	21
United Parcel Service, Inc., Class B	1,506	180
United Rentals, Inc. (e)	1,072	134
United States Steel Corp.	9,900	114
United Technologies Corp.	1,853	253
United Therapeutics Corp. (e)	1,300	104
UnitedHealth Group, Inc.	2,220	482
Universal Forest Products, Inc.	4,887	195
Universal Health Services, Inc., Class B	192	29
Universal Insurance Holdings, Inc.	4,100	123
Unum Group	4,648	138
Urban Outfitters, Inc. (e)	4,700	132
US Bancorp	6,524	361
Vail Resorts, Inc.	141	32
Valero Energy Corp.	962	82

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Varex Imaging Corp. (e)	3,700	$106
Varian Medical Systems, Inc. (e)	219	26
Veeva Systems, Inc., Class A (e)	245	37
Ventas, Inc. REIT	863	63
VEREIT, Inc. REIT	2,218	22
VeriSign, Inc. (e)	182	34
Verisk Analytics, Inc.	349	55
Verizon Communications, Inc.	14,611	882
Vertex Pharmaceuticals, Inc. (e)	606	103
VF Corp.	772	69
Viacom, Inc., Class B	5,144	124
Visa, Inc., Class A	4,022	692
Vistra Energy Corp.	975	26
VMware, Inc., Class A	194	29
Vornado Realty Trust REIT	2,105	134
Voya Financial, Inc.	312	17
Vulcan Materials Co.	1,318	199
Wabash National Corp.	8,000	116
WABCO Holdings, Inc. (e)	181	24
Wabtec Corp.	349	25
Waddell & Reed Financial, Inc., Class A	6,500	112
Walgreens Boots Alliance, Inc.	4,020	222
Walker & Dunlop, Inc.	2,200	123
Walmart, Inc.	4,096	486
Walt Disney Co. (The)	3,980	519
Washington Prime Group, Inc. REIT	31,900	132
Waste Connections, Inc.	533	49
Waste Management, Inc.	996	115
Waters Corp. (e)	152	34
Watsco, Inc.	223	38
Wayfair, Inc., Class A (e)	214	24
WEC Energy Group, Inc.	820	78
WellCare Health Plans, Inc. (e)	174	45
Wells Fargo & Co.	21,946	1,107
Welltower, Inc. REIT	870	79
Western Digital Corp.	613	37
Western Union Co. (The)	5,732	133
Westlake Chemical Corp.	132	9
WestRock Co.	3,786	138
Weyerhaeuser Co. REIT	1,746	48
Whirlpool Corp.	219	35
Whiting Petroleum Corp. (e)	15,100	121
William Lyon Homes, Class A (e)	6,200	126
Williams Cos., Inc. (The)	21,236	511
Willis Towers Watson PLC	257	50
Workday, Inc., Class A (e)	338	57
WP Carey, Inc. REIT	386	35
WR Berkley Corp.	319	23
WW Grainger, Inc.	163	48
Wyndham Destinations, Inc.	2,400	110
	Shares	Value (000)
Wynn Resorts Ltd.	238	$26
Xcel Energy, Inc.	2,125	138
Xenia Hotels & Resorts, Inc. REIT	5,400	114
Xerox Holdings Corp. (e)	4,221	126
Xilinx, Inc.	585	56
Xperi Corp.	5,600	116
XPO Logistics, Inc. (e)	163	12
Xylem, Inc.	429	34
Yum! Brands, Inc.	687	78
Zayo Group Holdings, Inc. (e)	627	21
Zebra Technologies Corp., Class A (e)	186	38
Zillow Group, Inc., Class C (e)	239	7
Zimmer Biomet Holdings, Inc.	520	71
Zions Bancorp NA	3,354	149
Zoetis, Inc.	1,102	137
		101,924
Total Common Stocks (Cost $172,013)		198,590
	No. of Rights
Rights (0.0%)
Australia (0.0%)
Harvey Norman Holdings Ltd. (e)	184	—	@
Austria (0.0%)
BUWOG AG (e)(f)(g)	172	—
Total Rights (Cost $—)		—	@
	No. of Warrants
Warrant (0.0%)
France (0.0%)
CGG SA, expires 2/21/22 (e) (Cost $—)	59	—	@
	Shares
Short-Term Investments (13.1%)
Investment Company (11.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $50,100)	50,100,250	50,100
	Face Amount (000)
U.S. Treasury Security (1.2%)
U.S. Treasury Bill,
2.35%, 11/21/19 (h)(i) (Cost $4,914)	$4,930	4,914
Total Short-Term Investments (Cost $55,014)		55,014
Total Investments (100.8%) (Cost $391,129) (j)(k)(l)		424,634
Liabilities in Excess of Other Assets (–0.8%)		(3,327)
Net Assets (100.0%)		$421,307

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2019.

(e)  Non-income producing security.

(f)  Security has been deemed illiquid at September 30, 2019.

(g)  At September 30, 2019, the Fund held fair valued securities valued at $0, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(h)  Rate shown is the yield to maturity at September 30, 2019.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  The approximate fair value and percentage of net assets, $85,345,000 and 20.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(l)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $398,718,000. The aggregate gross unrealized appreciation is approximately $32,488,000 and the aggregate gross unrealized depreciation is approximately $9,800,000, resulting in net unrealized appreciation of approximately $22,688,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

EURIBOR  Euro Interbank Offered Rate.

Euronext  Euronext Paris Exchange.

Euronext N.V.  Euronext Amsterdam Stock Market.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

OMXH  Helsinki Stock Exchange.

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SDR  Swedish Depositary Receipt.

SIX  Swiss Exchange.

SSE  Stockholm Stock Exchange.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA		$170	EUR	156	10/3/19	$	(— @)
Citibank NA		$86	AUD	128	10/3/19		(— @)
State Street Bank and Trust Co.		$201	JPY	21,681	10/3/19		(— @)
JPMorgan Chase Bank NA	CNH	118,251		$16,851	10/17/19		293
JPMorgan Chase Bank NA	CNH	82,879		$11,795	10/17/19		190
JPMorgan Chase Bank NA	CNH	580		$85	10/17/19		3
JPMorgan Chase Bank NA		$1,048	CNH	7,393	10/17/19		(13)
JPMorgan Chase Bank NA		$2,442	CNH	16,810	10/17/19		(88)
JPMorgan Chase Bank NA		$20,200	CNH	137,282	10/17/19		(978)
JPMorgan Chase Bank NA		$5,993	CNH	40,225	10/17/19		(361)
Bank of America NA	HUF	255,463		$854	12/18/19		19
Bank of America NA	NZD	1,274		$818	12/18/19		18
Bank of America NA	PLN	564		$144	12/18/19		3
Bank of America NA		$526	CNH	3,763	12/18/19		— @
Barclays Bank PLC	AUD	2,002		$1,378	12/18/19		24
Barclays Bank PLC		$514	ARS	36,604	12/18/19		(15)
Barclays Bank PLC		$848	EUR	765	12/18/19		(10)
Barclays Bank PLC		$571	EUR	515	12/18/19		(6)
Barclays Bank PLC		$536	GBP	428	12/18/19		(8)
BNP Paribas SA	ARS	6,158		$89	12/18/19		5

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	EUR	156		$171	12/18/19	$	(— @)
BNP Paribas SA		$499	ARS	26,520	12/18/19		(138)
BNP Paribas SA		$525	THB	15,946	12/18/19		(3)
Citibank NA	AUD	128		$87	12/18/19		— @
Citibank NA	DKK	390		$58	12/18/19		1
Citibank NA	EUR	260		$285	12/18/19		(— @)
Citibank NA	JPY	54,232		$505	12/18/19		— @
Citibank NA	MXN	4,529		$230	12/18/19		3
Citibank NA	NOK	1,379		$154	12/18/19		2
Citibank NA		$893	CHF	878	12/18/19		(7)
Citibank NA		$34	JPY	3,594	12/18/19		(— @)
Citibank NA		$351	SGD	482	12/18/19		(1)
Goldman Sachs International	ARS	73,986		$1,417	12/18/19		410
Goldman Sachs International	ARS	26,092		$344	12/18/19		(11)
Goldman Sachs International	ARS	26,092		$342	12/18/19		(13)
Goldman Sachs International	ARS	15,324		$221	12/18/19		12
Goldman Sachs International	MYR	21		$5	12/18/19		— @
Goldman Sachs International	SEK	3,501		$366	12/18/19		8
Goldman Sachs International		$2,304	ARS	117,726	12/18/19		(701)
Goldman Sachs International		$153	GBP	124	12/18/19		(1)
JPMorgan Chase Bank NA	ARS	31,214		$443	12/18/19		18
JPMorgan Chase Bank NA	IDR	466,077		$33	12/18/19		1
JPMorgan Chase Bank NA		$8,214	EUR	7,374	12/18/19		(129)
JPMorgan Chase Bank NA		$4,747	JPY	510,439	12/18/19		(1)
JPMorgan Chase Bank NA		$2,036	KRW	2,402,302	12/18/19		(23)
Royal Bank of Canada	CAD	302		$229	12/18/19		1
State Street Bank and Trust Co.	JPY	21,681		$202	12/18/19		— @
State Street Bank and Trust Co.		$3,176	CNH	22,492	12/18/19		(31)
Bank of America NA	CNH	3,833		$536	12/19/19		(— @)
Bank of America NA	CNH	12,471		$1,751	12/19/19		7
Bank of America NA	PLN	252		$64	12/19/19		1
Bank of America NA		$113	ILS	390	12/19/19		(— @)
Bank of America NA		$185	ILS	651	12/19/19		3
Bank of Montreal		$52	HUF	15,423	12/19/19		(1)
Bank of New York Mellon	EUR	1,099		$1,222	12/19/19		17
Barclays Bank PLC	COP	3,216,684		$945	12/19/19		24
Barclays Bank PLC	EUR	1,161		$1,291	12/19/19		18
Barclays Bank PLC	JPY	4,699		$44	12/19/19		— @
Barclays Bank PLC		$489	COP	1,670,655	12/19/19		(10)
Barclays Bank PLC		$818	SGD	1,128	12/19/19		(1)
BNP Paribas SA	CAD	747		$569	12/19/19		4
BNP Paribas SA	CNH	821		$115	12/19/19		— @
BNP Paribas SA	EUR	2,131		$2,370	12/19/19		34
BNP Paribas SA	INR	5,363		$74	12/19/19		(1)
BNP Paribas SA	PEN	3,270		$994	12/19/19		27
BNP Paribas SA	RUB	8,097		$121	12/19/19		(3)
BNP Paribas SA	TRY	749		$129	12/19/19		(— @)
BNP Paribas SA	TWD	3,604		$117	12/19/19		— @
BNP Paribas SA		$42	DKK	281	12/19/19		(1)
BNP Paribas SA		$142	HKD	1,113	12/19/19		— @
BNP Paribas SA		$492	PEN	1,659	12/19/19		(1)
BNP Paribas SA		$19	PHP	996	12/19/19		— @
BNP Paribas SA		$40	TRY	237	12/19/19		1
BNP Paribas SA		$42	TWD	1,296	12/19/19		— @
Citibank NA	AUD	72		$50	12/19/19		1
Citibank NA	CHF	235		$240	12/19/19		2
Citibank NA	CLP	630,118		$882	12/19/19		17
Citibank NA	GBP	629		$781	12/19/19		4
Citibank NA	KRW	301,109		$252	12/19/19		(1)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	MXN	2,393		$121	12/19/19	$1
Citibank NA		$489	CLP	352,304	12/19/19	(5)
Citibank NA		$74	CZK	1,734	12/19/19	(1)
Citibank NA		$136	ILS	479	12/19/19	3
Citibank NA		$78	KRW	93,065	12/19/19	—	@
Citibank NA		$7	THB	223	12/19/19	—	@
Citibank NA		$933	TRY	5,586	12/19/19	32
Commonwealth Bank of Australia	EUR	429		$477	12/19/19	7
Commonwealth Bank of Australia	NZD	41		$26	12/19/19	1
Credit Suisse International	EUR	298		$331	12/19/19	5
Credit Suisse International	JPY	15,905		$149	12/19/19	1
Goldman Sachs International	BRL	20,494		$4,885	12/19/19	(24)
Goldman Sachs International	CAD	1,719		$1,308	12/19/19	9
Goldman Sachs International	EUR	7,863		$8,745	12/19/19	123
Goldman Sachs International	EUR	1,444		$1,596	12/19/19	13
Goldman Sachs International	EUR	3,041		$3,362	12/19/19	27
Goldman Sachs International	GBP	440		$546	12/19/19	3
Goldman Sachs International	IDR	2,149,824		$150	12/19/19	(—	@)
Goldman Sachs International	JPY	328,143		$3,079	12/19/19	28
Goldman Sachs International		$9,868	BRL	40,652	12/19/19	(130)
Goldman Sachs International		$1,038	EUR	947	12/19/19	—	@
Goldman Sachs International		$315	EUR	285	12/19/19	(3)
Goldman Sachs International		$14	HUF	4,307	12/19/19	(—	@)
Goldman Sachs International		$108	IDR	1,541,013	12/19/19	(—	@)
Goldman Sachs International		$190	JPY	20,332	12/19/19	(1)
JPMorgan Chase Bank NA	AUD	29		$20	12/19/19	—	@
JPMorgan Chase Bank NA	CAD	1,223		$931	12/19/19	7
JPMorgan Chase Bank NA	CHF	11		$11	12/19/19	—	@
JPMorgan Chase Bank NA	JPY	3,623		$34	12/19/19	—	@
JPMorgan Chase Bank NA	NOK	611		$68	12/19/19	1
JPMorgan Chase Bank NA	ZAR	10		$1	12/19/19	—	@
State Street Bank and Trust Co.	AUD	1		$1	12/19/19	—	@
State Street Bank and Trust Co.	GBP	140		$173	12/19/19	1
State Street Bank and Trust Co.	JPY	42,516		$399	12/19/19	4
UBS AG	AUD	337		$232	12/19/19	4
UBS AG	CAD	220		$166	12/19/19	—	@
UBS AG	CHF	105		$105	12/19/19	(—	@)
UBS AG	EUR	20,707		$23,030	12/19/19	324
UBS AG	EUR	4,834		$5,376	12/19/19	76
UBS AG	EUR	1,052		$1,166	12/19/19	12
UBS AG	GBP	756		$932	12/19/19	(1)
UBS AG	HKD	3,693		$471	12/19/19	(—	@)
UBS AG	JPY	133,540		$1,253	12/19/19	11
UBS AG	MXN	8,156		$408	12/19/19	—	@
UBS AG	MXN	17,898		$902	12/19/19	6
UBS AG		$684	AUD	1,011	12/19/19	—	@
UBS AG		$23	AUD	34	12/19/19	(—	@)
UBS AG		$161	CAD	213	12/19/19	(—	@)
UBS AG		$209	CHF	207	12/19/19	—	@
UBS AG		$91	CHF	90	12/19/19	(1)
UBS AG		$21	DKK	143	12/19/19	(—	@)
UBS AG		$638	EUR	572	12/19/19	(10)
UBS AG		$15,404	EUR	13,864	12/19/19	(202)
UBS AG		$176	EUR	160	12/19/19	(1)
UBS AG		$329	GBP	267	12/19/19	—	@
UBS AG		$347	GBP	280	12/19/19	(2)
UBS AG		$27	HKD	210	12/19/19	(—	@)
UBS AG		$1,265	JPY	136,146	12/19/19	1
UBS AG		$204	JPY	21,946	12/19/19	(—	@)
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$380	JPY	40,858	12/19/19	$	(—	@)
UBS AG		$559	JPY	59,862	12/19/19		(2)
UBS AG		$492	MXN	9,695	12/19/19		(7)
UBS AG		$15	NOK	137	12/19/19		(—	@)
UBS AG		$23	SEK	225	12/19/19		(—	@)
UBS AG		$45	SEK	430	12/19/19		(1)
UBS AG		$49	SGD	67	12/19/19		(—	@)
UBS AG		$1,304	TRY	7,807	12/19/19		44
UBS AG	ZAR	530		$36	12/19/19		1
							$(1,032)

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
100 oz Gold Future (United States)	21	Dec-19		$2	$3,093	$76
Euro Stoxx 50 (Germany)	17	Dec-19	EUR	— @	659	7
MSCI Emerging Market E Mini (United States)	188	Dec-19		$9	9,418	(268)
NASDAQ 100 E Mini (United States)	17	Dec-19		— @	2,642	(34)
NIKKEI 225 Index (Japan)	40	Dec-19	JPY	20	4,044	105
S&P 500 E MINI Index (United States)	95	Dec-19		$5	14,148	(90)
SGX MSCI Singapore (Singapore)	38	Oct-19	SGD	4	988	(9)
U.S. Treasury 2 yr. Note (United States)	30	Dec-19		$6,000	6,465	(20)
Short:
German Euro BONO (Germany)	4	Dec-19	EUR	(400)	(697)	(— @)
German Euro BTP (Germany)	40	Dec-19		(4,000)	(6,358)	(27)
German Euro OAT (Germany)	10	Dec-19		(1,000)	(1,856)	10
TOPIX Index (Japan)	37	Dec-19	JPY	(370)	(5,434)	(161)
U.S. Treasury 10 yr. Note (United States)	42	Dec-19		$(4,200)	(5,473)	60
U.S. Treasury 10 yr. Ultra Long Bond (United States)	74	Dec-19		(7,400)	(10,538)	(132)
U.S. Treasury 5 yr. Note (United States)	11	Dec-19		(1,100)	(1,311)	8
						$(475)

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2019:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
Morgan Stanley & Co., LLC* CDX.EM.31	NR	Buy	1.00%	Quarterly	6/20/24	$1,405	$63	$38	$25

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2019:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/Quarterly	6/14/27	KRW	1,400,000	$54	$—	$54
Barclays Bank PLC	US CPI All Urban Consumers Index	Receive	1.85	Semi-Annual/Quarterly	9/17/29		$1,560	(18)	—	(18)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	US CPI All Urban Consumers Index	Receive	1.90%	Semi-Annual/Quarterly	9/17/29	$2,567	$(42)	$—	$(42)
Citibank NA	US CPI All Urban Consumers Index	Receive	1.85	Semi-Annual/Quarterly	9/16/29	3,764	(43)	—	(43)
Citibank NA	US CPI All Urban Consumers Index	Receive	1.87	Semi-Annual/Quarterly	9/17/29	3,677	(48)	—	(48)
Citibank NA	US CPI All Urban Consumers Index	Receive	1.90	Semi-Annual/Quarterly	9/17/29	3,850	(63)	—	(63)
JPMorgan Chase Bank NA	US CPI All Urban Consumers Index	Receive	1.87	Semi-Annual/Quarterly	9/17/29	3,677	(49)	—	(49)
							$(209)	$—	$(209)

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2019:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays U.S. IPO Index††	Pay	3 Month USD LIBOR plus 2.25%	Quarterly	8/5/20		$539	$13	$—	$13
BNP Paribas SA	MSCI Emerging Market Index	Receive	3 Month USD LIBOR plus 0.24%	Quarterly	1/24/20		21,055	(1,055)	—	(1,055)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.20%	Quarterly	2/10/20	AUD	118	(4)	—	(4)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.33%	Quarterly	2/10/20		2,158	(72)	—	(72)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		1,143	(38)	—	(38)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		651	(30)	—	(30)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		3,865	(128)	—	(128)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.33%	Quarterly	2/10/20		1,543	(51)	—	(51)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		2,007	(67)	—	(67)
BNP Paribas SA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.37%	Quarterly	6/1/20		$375	7	—	7
BNP Paribas SA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.37%	Quarterly	6/1/20		2,828	51	—	51
BNP Paribas SA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.37%	Quarterly	6/1/20		363	7	—	7
BNP Paribas SA	BNP Custom U.S. Banks Index 1††	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/20		3,705	(48)	—	(48)
BNP Paribas SA	BNP Custom U.S. Banks Index 2††	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/20		2,064	(20)	—	(20)
JPMorgan Chase Bank NA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.16%	Quarterly	2/10/20		14,392	701	—	701
JPMorgan Chase Bank NA	JPM Custom EU Value Index††	Receive	3 Month EUR EURIBOR plus 0.14%	Quarterly	7/24/20	EUR	16,257	165	—	165
JPMorgan Chase Bank NA	JPM Custom EU Quality Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		13,619	(228)	—	(228)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA JPM Custom 3 Month EUR	EU Quality Index††	Pay	EURIBOR plus 0.05%	Quarterly	7/27/20	EUR	2,302	$(53)	$—	$(53)
JPMorgan Chase Bank NA	JPM Custom EU Quality Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		3,593	(60)	—	(60)
JPMorgan Chase Bank NA	JPM Custom U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		$2,817	(14)	—	(14)
JPMorgan Chase Bank NA	JPM Custom U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		1,893	(55)	—	(55)
JPMorgan Chase Bank NA	JPM Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.04%	Quarterly	8/19/20		2,034	(52)	—	(52)
JPMorgan Chase Bank NA	JPM Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.04%	Quarterly	8/19/20		2,031	(54)	—	(54)
JPMorgan Chase Bank NA	JPM Custom U.S. IPO Index 1††	Receive	3 Month USD LIBOR plus 2.20%	Quarterly	9/10/20		1,043	(— @)	—	(— @)
JPMorgan Chase Bank NA	JPM Custom U.S. IPO Index 2††	Pay	3 Month USD LIBOR plus 2.20%	Quarterly	9/10/20		1,043	100	—	100
JPMorgan Chase Bank NA	S&P 500 Utility Sector Total Return Index	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/10/20		1,939	(74)	—	(74)
JPMorgan Chase Bank NA	S&P 500 Utility Sector Total Return Index	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/10/20		946	(12)	—	(12)
JPMorgan Chase Bank NA	JPM Custom U.S. IPO Index 1††	Pay	3 Month USD LIBOR plus 0.62%	Quarterly	9/28/20		877	79	—	79
								$(992)	$—	$(992)

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Barclays U.S. IPO Index as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
Barclays U.S. IPO Index
Lyft, Inc.	321,880	$13,146	27.96%
Pinterest, Inc.	739,770	19,567	41.61
Uber Technologies, Inc.	469,690	14,311	30.43
Total		$47,024	100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP Custom U.S. Banks Index 1 as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index 1
Bank of America Corp.	253,639	$7,399	18.61%
BB&T Corp.	21,557	1,150	2.89
CIT Group, Inc.	2,714	123	0.31
Citigroup, Inc.	65,178	4,502	11.32
Citizens Financial Group, Inc.	12,905	456	1.15
Comerica, Inc.	4,349	287	0.72
East West Bancorp, Inc.	4,081	181	0.45
Fifth Third Bancorp, Inc.	20,629	565	1.42
First Republic Bank	4,730	457	1.15
Huntington Bancshares, Inc.	29,363	419	1.05
JPMorgan Chase & Co.	91,265	10,741	27.02
KeyCorp	28,288	505	1.27

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index 1 (cont'd)
M&T Bank Corp.	3,652	$577	1.45%
People's United Financial, Inc.	11,202	175	0.44
PNC Financial Services Group, Inc. (The)	12,688	1,778	4.47
Regions Financial Corp.	28,460	450	1.13
Signature Bank	1,569	187	0.47
SunTrust Banks, Inc.	12,478	858	2.16
SVB Financial Group	1,475	308	0.78
US Bancorp	42,448	2,349	5.91
Wells Fargo & Co.	120,195	6,063	15.25
Zions Bancorp NA	5,139	229	0.58
Total		$39,759	100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP Custom U.S. Banks Index 2 as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index 2
Bank of America Corp.	308,343	$8,994	18.61%
BB&T Corp.	26,206	1,399	2.89
CIT Group, Inc.	3,298	149	0.31
Citigroup, Inc.	79,236	5,474	11.32
Citizens Financial Group, Inc.	15,687	555	1.15
Comerica, Inc.	5,287	349	0.72
East West Bancorp, Inc.	4,961	220	0.45
Fifth Third Bancorp, Inc.	25,079	687	1.42
First Republic Bank	5,750	556	1.15
Huntington Bancshares, Inc.	35,695	509	1.05
JPMorgan Chase & Co.	110,953	13,058	27.02
KeyCorp	34,389	614	1.27
M&T Bank Corp.	4,440	701	1.45
People's United Financial, Inc.	13,619	213	0.44
PNC Financial Services Group, Inc. (The)	15,425	2,162	4.47
Regions Financial Corp.	34,597	547	1.13
Signature Bank	1,907	227	0.47
SunTrust Banks, Inc.	15,171	1,044	2.16
SVB Financial Group	1,793	375	0.78
US Bancorp	51,605	2,856	5.91
Wells Fargo & Co.	146,120	7,370	15.25
Zions Bancorp NA	6,245	278	0.58
Total		$48,337	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom EU Value Index as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM Custom EU Value Index
Aegon N.V.	655,096	$2,726	0.95%
AerCap Holdings N.V.	47,300	2,590	0.90
ArcelorMittal	234,652	3,302	1.15
Atos SE	36,849	2,599	0.90
Banco de Sabadell SA	2,030,700	1,971	0.69
Bank of Ireland Group PLC	334,255	1,327	0.46
Bayer AG	357,138	25,189	8.76
Bayerische Motoren Werke AG	20,981	1,166	0.41
BNP Paribas SA	418,145	20,365	7.08

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom EU Value Index (cont'd)
Bouygues SA	87,014	$3,487	1.21%
Carrefour SA	220,189	3,856	1.34
Casino Guichard Perrachon SA	20,154	962	0.33
Cie de Saint-Gobain	184,210	7,230	2.52
CNH Industrial N.V.	374,184	3,810	1.33
Commerzbank AG	361,011	2,095	0.73
Deutsche Lufthansa AG	89,542	1,423	0.50
Electricite de France SA	234,898	2,630	0.91
Enel SpA	3,171,497	23,690	8.24
Engie SA	715,194	11,681	4.06
Fiat Chrysler Automobiles N.V.	397,397	5,144	1.79
Fresenius Medical Care AG & Co KGaA	81,795	5,502	1.91
Fresenius SE & Co KGaA	160,362	7,500	2.61
HeidelbergCement AG	55,201	3,992	1.39
KION Group AG	23,172	1,219	0.42
Koninklijke Ahold Delhaize N.V.	450,382	11,272	3.92
Leonardo SpA	152,539	1,795	0.62
METRO AG	69,460	1,097	0.38
OMV AG	56,081	3,011	1.05
Peugeot SA	207,940	5,187	1.80
Publicis Groupe SA	81,213	3,995	1.39
Raiffeisen Bank International AG	55,067	1,278	0.44
Randstad N.V.	44,356	2,181	0.76
Renault SA	70,543	4,050	1.41
Repsol SA	548,907	8,582	2.99
Sanofi	431,806	40,046	13.94
Societe Generale SA	282,137	7,733	2.69
STMicroelectronics N.V.	239,781	4,635	1.61
Telefonica SA	1,747,802	13,341	4.64
Unibail-Rodamco-Westfield	52,350	7,634	2.66
UniCredit SpA	739,376	8,722	3.03
Uniper SE	76,360	2,505	0.87
Voestalpine AG	43,191	993	0.35
Volkswagen AG	69,747	11,868	4.13
Volkswagen AG	12,180	2,094	0.73
Total		$287,475	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom EU Quality Index as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM Custom EU Quality Index
Adidas AG	2,213	$689	7.07%
Adyen N.V.	129	85	0.87
Aena SME SA	844	155	1.59
Airbus SE	7,262	944	9.69
Allianz SE	5,249	1,224	12.60
Amadeus IT Group SA	5,428	389	3.99
AXA SA	23,672	605	6.21
Bureau Veritas SA	3,557	86	0.88
Colruyt SA	697	38	0.39
Covivio	583	62	0.63
Deutsche Boerse AG	2,397	375	3.85
Elisa Oyj	1,781	92	0.94
Enagas SA	2,917	68	0.69

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom EU Quality Index (cont'd)
Endesa SA	4,026	$106	1.09%
Ferrari N.V.	1,505	232	2.38
FinecoBank Banca Fineco SpA	7,332	78	0.80
Fuchs Petrolub SE	855	32	0.33
Galp Energia SGPS SA	6,195	93	0.96
Hannover Rueck SE	746	126	1.29
Hermes International	381	263	2.70
Hochtief AG	307	35	0.36
Hugo Boss AG	777	42	0.43
Industria de Diseno Textil SA	13,424	416	4.27
Ipsen SA	513	49	0.50
Jeronimo Martins SGPS SA	3,137	53	0.54
KBC Group N.V.	3,022	196	2.02
Knorr-Bremse AG	601	57	0.58
Kone Oyj	4,130	235	2.41
Koninklijke KPN N.V.	46,579	145	1.49
Moncler SpA	2,139	76	0.78
MTU Aero Engines AG	660	175	1.80
Neste Oyj	5,334	177	1.81
Orion Oyj	1,318	49	0.50
Poste Italiane SpA	6,467	74	0.75
Proximus SADP	1,968	58	0.60
Red Electrica Corp. SA	5,528	112	1.15
RTL Group SA	487	23	0.24
Sampo Oyj	5,421	216	2.21
Sartorius Stedim Biotech	359	50	0.52
Smurfit Kappa Group PLC	2,682	80	0.82
Terna Rete Elettrica Nazionale SpA	18,079	116	1.19
Unilever N.V.	18,631	1,120	11.50
UPM-Kymmene Oyj	6,451	191	1.96
Wolters Kluwer N.V.	3,494	255	2.62
Total		$9,742	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom U.S. Value Index as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. Value Index
AAR Corp.	838	$35	0.33%
Abercrombie & Fitch Co.	2,507	39	0.37
Adtalem Global Education, Inc.	899	34	0.33
AdvanSix, Inc.	1,559	40	0.38
AECOM	979	37	0.35
Alexion Pharmaceuticals, Inc.	354	35	0.33
Alliance Data Systems Corp.	292	37	0.36
Allscripts Healthcare Solutions, Inc.	3,992	44	0.42
AMC Networks, Inc.	754	37	0.35
American Equity Investment Life Holding	1,672	40	0.39
American Woodmark Corp.	436	39	0.37
Andersons, Inc. (The)	1,667	37	0.36
Anixter International, Inc.	586	41	0.39
ArcBest Corp.	1,237	38	0.36
Archer-Daniels-Midland Co.	949	39	0.37
Arconic, Inc.	1,413	37	0.35
Assertio Therapeutics, Inc.	20,886	27	0.25

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. Value Index (cont'd)
Associated BanCorp.	1,909	$39	0.37%
Atlas Air Worldwide Holdings, Inc.	1,333	34	0.32
Avis Budget Group, Inc.	1,466	41	0.39
Avista Corp.	778	38	0.36
Axos Financial, Inc.	1,440	40	0.38
B&G Foods, Inc.	1,991	38	0.36
Baker Hughes a GE Co.	1,561	36	0.34
Bank of America Corp.	1,324	39	0.37
Bank OZK	1,403	38	0.36
Bel Fuse, Inc.	928	14	0.13
Belden, Inc.	759	41	0.39
Big Lots, Inc.	1,614	40	0.38
Biogen, Inc.	164	38	0.36
Bio-Rad Laboratories, Inc.	109	36	0.35
BJ's Restaurants, Inc.	988	38	0.37
Bloomin' Brands, Inc.	1,944	37	0.35
Bonanza Creek Energy, Inc.	1,609	36	0.34
Brighthouse Financial, Inc.	1,007	41	0.39
Brinker International, Inc.	931	40	0.38
Brunswick Corp.	743	39	0.37
Cabot Corp.	871	39	0.38
CalAmp Corp.	3,580	41	0.39
Callon Petroleum Co.	9,002	39	0.37
Capital One Financial Corp.	416	38	0.36
Capri Holdings Ltd.	1,308	43	0.41
Cardinal Health, Inc.	808	38	0.36
Carnival Corp.	803	35	0.33
Carrizo Oil & Gas, Inc.	4,591	39	0.38
Cars.com, Inc.	3,858	35	0.33
CBL & Associates Properties, Inc.	33,333	43	0.41
CDK Global, Inc.	818	39	0.37
Cedar Realty Trust, Inc.	7,557	23	0.22
Celgene Corp.	378	38	0.36
Centene Corp.	800	35	0.33
CenterPoint Energy, Inc.	1,289	39	0.37
Central Garden & Pet Co.	1,485	41	0.39
Central Garden & Pet Co.	1,366	40	0.38
Century Communities, Inc.	1,332	41	0.39
CenturyLink, Inc.	3,112	39	0.37
Charles River Laboratories International	273	36	0.34
Chatham Lodging Trust	2,138	39	0.37
Chemours Co. (The)	2,505	37	0.36
Cigna Corp.	239	36	0.35
Citizens Financial Group, Inc.	1,076	38	0.36
Comerica, Inc.	596	39	0.37
Commercial Metals Co.	2,317	40	0.38
Computer Programs & Systems, Inc.	1,719	39	0.37
Comtech Telecommunications Corp.	1,331	43	0.41
Conn's, Inc.	1,521	38	0.36
CONSOL Energy, Inc.	2,215	35	0.33
Cooper-Standard Holdings, Inc.	926	38	0.36
CoreCivic, Inc.	2,123	37	0.35
Cummins, Inc.	237	39	0.37
Customers BanCorp., Inc.	1,934	40	0.38
CVS Health Corp.	590	37	0.35

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. Value Index (cont'd)
Dana, Inc.	2,608	$38	0.36%
Delphi Technologies PLC	2,347	31	0.30
Denbury Resources, Inc.	32,502	39	0.37
DiamondRock Hospitality Co.	3,752	38	0.37
Dick's Sporting Goods, Inc.	1,035	42	0.40
Diodes, Inc.	972	39	0.37
Discovery, Inc.	1,343	36	0.34
Discovery, Inc.	1,431	35	0.34
Domtar Corp.	1,092	39	0.37
Donnelley Financial Solutions, Inc.	2,638	33	0.31
Duke Energy Corp.	392	38	0.36
DXC Technology Co.	1,076	32	0.30
Eastman Chemical Co.	540	40	0.38
Ebix, Inc.	971	41	0.39
Edgewell Personal Care Co.	1,198	39	0.37
Encore Capital Group, Inc.	1,075	36	0.34
EnerSys	624	41	0.39
Era Group, Inc.	1,824	19	0.18
EW Scripps Co. (The)	2,867	38	0.36
Exelon Corp.	763	37	0.35
Fiesta Restaurant Group, Inc.	4,326	45	0.43
First Horizon National Corp.	2,304	37	0.36
FNB Corp.	3,442	40	0.38
Foot Locker, Inc.	932	40	0.38
FormFactor, Inc.	2,093	39	0.37
Gap, Inc. (The)	2,178	38	0.36
General Electric Co.	4,217	38	0.36
Genesco, Inc.	1,016	41	0.39
Genworth Financial, Inc.	8,291	36	0.35
GEO Group, Inc. (The)	2,070	36	0.34
G-III Apparel Group Ltd.	1,519	39	0.37
Gilead Sciences, Inc.	567	36	0.34
Goldman Sachs Group, Inc. (The)	177	37	0.35
Goodyear Tire & Rubber Co. (The)	3,013	43	0.41
Greenbrier Cos, Inc. (The)	1,485	45	0.43
Greif, Inc.	1,040	39	0.38
Group 1 Automotive, Inc.	476	44	0.42
Gulfport Energy Corp.	14,018	38	0.36
Halliburton Co.	1,924	36	0.35
Hancock Whitney Corp.	1,050	40	0.38
Hanmi Financial Corp.	2,108	40	0.38
Hawaiian Holdings, Inc.	1,517	40	0.38
Hersha Hospitality Trust	2,597	39	0.37
Hewlett Packard Enterprise Co.	2,521	38	0.36
Hibbett Sports, Inc.	2,371	54	0.54
Hillenbrand, Inc.	1,314	41	0.39
HNI Corp.	1,159	41	0.39
Hope BanCorp., Inc.	2,723	39	0.37
Host Hotels & Resorts, Inc.	2,205	38	0.36
Hub Group, Inc.	841	39	0.37
Huntington Ingalls Industries, Inc.	171	36	0.34
Ichor Holdings Ltd.	1,572	38	0.36
ICU Medical, Inc.	235	38	0.36
Ingredion, Inc.	464	38	0.36
Innoviva, Inc.	3,262	34	0.33

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. Value Index (cont'd)
Inogen, Inc.	841	$40	0.38%
Integer Holdings Corp.	498	38	0.36
Intel Corp.	721	37	0.35
Interface, Inc.	3,213	46	0.44
International Business Machines Corp.	261	38	0.36
INTL. FCStone, Inc.	926	38	0.36
Invacare Corp.	6,321	47	0.45
Invesco Ltd.	2,298	39	0.37
iStar, Inc.	2,984	39	0.37
j2 Global, Inc.	418	38	0.36
Janus Henderson Group PLC	1,825	41	0.39
JetBlue Airways Corp.	2,203	37	0.35
JM Smucker Co. (The)	349	38	0.37
Juniper Networks, Inc.	1,520	38	0.36
KB Home	1,269	43	0.41
KBR, Inc.	1,404	34	0.33
Kelly Services, Inc.	1,526	37	0.35
KEMET Corp.	2,043	37	0.35
Kennametal, Inc.	1,204	37	0.35
Kraft Heinz Co. (The)	1,346	38	0.36
Kraton Corp.	1,259	41	0.39
L, Inc.oln National Corp.	665	40	0.38
Laredo Petroleum, Inc.	14,750	36	0.34
Lennar Corp.	706	39	0.38
Lexington Realty Trust	3,691	38	0.36
Ligand Pharmaceuticals, Inc.	419	42	0.40
LogMeIn, Inc.	545	39	0.37
LSC Communications, Inc.	10,058	14	0.13
Lydall, Inc.	1,367	34	0.32
LyondellBasell Industries N.V.	471	42	0.40
Mack-Cali Realty Corp.	1,743	38	0.36
Macy's, Inc.	2,386	37	0.35
Mall, Inc.krodt PLC	19,640	47	0.45
ManpowerGroup, Inc.	444	37	0.36
Marcus Corp. (The)	1,103	41	0.39
MarineMax, Inc.	2,522	39	0.37
Matthews International Corp.	1,203	43	0.41
MDU Resources Group, Inc.	1,346	38	0.36
MEDNAX, Inc.	1,759	40	0.38
Meridian Bioscience, Inc.	3,920	37	0.35
Merit Medical Systems, Inc.	1,199	37	0.35
MetLife, Inc.	794	37	0.36
Micron Technology, Inc.	750	32	0.31
Minerals Technologies, Inc.	740	39	0.37
Molson Coors Brewing Co.	688	40	0.38
Monotype Imaging Holdings, Inc.	1,861	37	0.35
Moog, Inc.	444	36	0.34
Movado Group, Inc.	1,564	39	0.37
Mylan N.V.	1,790	35	0.34
MYR Group, Inc.	1,313	41	0.39
National Beverage Corp.	903	40	0.38
National Fuel Gas Co.	781	37	0.35
Natus Medical, Inc.	1,281	41	0.39
Navient Corp.	2,872	37	0.35
Newpark Resources, Inc.	5,338	41	0.39

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. Value Index (cont'd)
Norwegian Cruise Line Holdings Ltd.	705	$36	0.35%
Nu Skin Enterprises, Inc.	855	36	0.35
nVent Electric PLC	1,724	38	0.36
Office Depot, Inc.	24,163	42	0.40
Old Republic International Corp.	1,632	38	0.37
Olin Corp.	2,152	40	0.38
Olympic Steel, Inc.	1,002	14	0.14
Oracle Corp.	691	38	0.36
OraSure Technologies, Inc.	5,425	41	0.39
Oshkosh Corp.	513	39	0.37
Owens-Illinois, Inc.	3,615	37	0.35
PACCAR, Inc.	537	38	0.36
PacWest BanCorp.	1,061	39	0.37
Park Hotels & Resorts, Inc.	882	22	0.21
Patrick Industries, Inc.	1,061	46	0.43
Patterson Cos, Inc.	2,207	39	0.37
Penn National Gaming, Inc.	1,861	35	0.33
Penn Virginia Corp.	1,240	36	0.34
Pennsylvania Real Estate Investment Trust	7,159	41	0.39
Perspecta, Inc.	1,417	37	0.35
PetMed Express, Inc.	2,298	41	0.39
Photronics, Inc.	3,429	37	0.36
Pitney Bowes, Inc.	9,068	41	0.39
Plantronics, Inc.	1,149	43	0.41
Polaris, Inc.	455	40	0.38
PPL Corp.	1,233	39	0.37
PrIncipal Financial Group, Inc.	674	39	0.37
ProPetro Holding Corp.	3,611	33	0.31
PVH Corp.	430	38	0.36
Quanta Services, Inc.	1,073	41	0.39
QuinStreet, Inc.	3,202	40	0.38
Realogy Holdings Corp.	7,450	50	0.47
Regal Beloit Corp.	507	37	0.35
Regions Financial Corp.	2,473	39	0.37
Reinsurance Group of America, Inc.	236	38	0.36
Resideo Technologies, Inc.	2,563	37	0.35
Ring Energy, Inc.	26,422	43	0.41
Royal Caribbean Cruises Ltd.	339	37	0.35
RPC, Inc.	6,904	39	0.37
Ryder System, Inc.	724	37	0.36
ScanSource, Inc.	1,286	39	0.37
Select Medical Holdings Corp.	2,194	36	0.35
Service Properties Trust	1,475	38	0.36
Skyworks Solutions, Inc.	460	36	0.35
SMART Global Holdings, Inc.	1,258	32	0.31
Southwestern Energy Co.	19,030	37	0.35
Stamps.com, Inc.	531	40	0.38
State Street Corp.	708	42	0.40
Summit Hotel Properties, Inc.	3,239	38	0.36
SunCoke Energy, Inc.	5,802	33	0.31
Sykes Enterprises, Inc.	1,236	38	0.36
Syneos Health, Inc.	692	37	0.35
SYNNEX Corp.	405	46	0.44
Tanger Factory Outlet Centers, Inc.	2,427	38	0.36
Terex Corp.	1,457	38	0.36

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. Value Index (cont'd)
Texas Capital Bancshares, Inc.	705	$39	0.37%
Textron, Inc.	790	39	0.37
Timken Co. (The)	896	39	0.37
Tivity Health, Inc.	2,211	37	0.35
TiVo Corp.	4,501	34	0.33
Toll Brothers, Inc.	1,001	41	0.39
Trinity Industries, Inc.	2,019	40	0.38
Trinseo SA	1,005	43	0.41
TrueBlue, Inc.	1,839	39	0.37
TTM Technologies, Inc.	3,202	39	0.37
UGI Corp.	765	38	0.37
Ultra Clean Holdings, Inc.	2,774	41	0.39
Unisys Corp.	5,166	38	0.37
United Rentals, Inc.	314	39	0.37
United States Steel Corp.	3,225	37	0.35
United Therapeutics Corp.	457	36	0.35
Universal Forest Products, Inc.	972	39	0.37
Universal Insurance Holdings, Inc.	1,362	41	0.39
Unum Group	1,387	41	0.39
Urban Outfitters, Inc.	1,539	43	0.41
Varex Imaging Corp.	1,285	37	0.35
Viacom, Inc.	1,419	34	0.32
Vornado Realty Trust	585	37	0.35
Wabash National Corp.	2,677	39	0.37
Waddell & Reed Financial, Inc.	2,184	38	0.36
Walgreens Boots Alliance, Inc.	699	39	0.37
Walker & Dunlop, Inc.	722	40	0.38
Washington Prime Group, Inc.	10,646	44	0.42
Wells Fargo & Co.	779	39	0.37
Western Union Co. (The)	1,607	37	0.35
Westrock Co.	1,046	38	0.36
Whiting Petroleum Corp.	5,052	41	0.39
William Lyon Homes	2,044	42	0.40
Wyndham Destinations, Inc.	808	37	0.35
Xenia Hotels & Resorts, Inc.	1,788	38	0.36
Xerox Holdings Corp.	1,230	37	0.35
Xperi Corp.	1,912	40	0.38
Zions BanCorp. N.A.	897	40	0.38
Total		$10,506	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Short Luxury Index as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM Short Luxury Index
Brunello Cucinelli SpA	1,592	$50	0.50%
Burberry Group PLC	9,603	257	2.60
Christian Dior SE	624	296	3.00
Cie Financiere Richemont SA	13,323	978	9.92
Hermes International	1,826	1,262	12.80
Hugo Boss AG	1,622	87	0.88
Kering SA	2,931	1,494	15.15
LVMH Moet Hennessy Louis Vuitton SE	11,695	4,650	47.17
Moncler SpA	6,013	214	2.17
Salvatore Ferragamo SpA	3,907	72	0.73

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Short Luxury Index (cont'd)
Swatch Group AG (The)	1,236	$328	3.33%
Tapestry, Inc.	6,615	172	1.75
Total		$9,860	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom U.S. IPO Index 1 as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. IPO Index 1
Adaptive Biotechnologies Corp.	48,704	$1,505	16.47%
Chewy, Inc.	75,098	1,846	20.20
Crowdstrike Holdings, Inc.	29,847	1,740	19.04
RealReal, Inc. (The)	181,028	4,048	44.29
Total		$9,139	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom U.S. IPO Index 2 as of September 30, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. IPO Index 2
Dynatrace, Inc.	112,359	$2,098	24.37%
Livongo Health, Inc.	108,712	1,896	22.03
Medallia, Inc.	80,664	2,213	25.71
Slack Technologies, Inc.	101,197	2,401	27.89
Total		$8,608	100.00%

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR  Not rated.

BBSW  Australia's Bank Bill Swap.

CPI  Consumer Price Index.

KORIBOR  Korea Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

ARS  —  Argentine Peso

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

COP  —  Colombian Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PHP  —  Philippine Peso

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	46.8%
Fixed Income Securities	40.3
Short-Term Investments	12.9
Other**	0.0	***
Total Investments	100.0	%****

**  Industries and/or investment types representing less than 5% of total investments.

***  Amount is less than 0.05%.

****  Does not include open long/short futures contracts with a value of approximately $73,124,000 and net unrealized depreciation of approximately $475,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $1,032,000. Also does not include open swap agreements with net unrealized depreciation of approximately $1,176,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $341,029)	$374,534
Investment in Security of Affiliated Issuer, at Value (Cost $50,100)	50,100
Total Investments in Securities, at Value (Cost $391,129)	424,634
Foreign Currency, at Value (Cost $1,528)	1,524
Cash	111
Receivable for Variation Margin on Futures Contracts	2,715
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,916
Unrealized Appreciation on Swap Agreements	1,177
Interest Receivable	1,169
Receivable for Investments Sold	543
Dividends Receivable	230
Tax Reclaim Receivable	189
Receivable for Fund Shares Sold	133
Receivable from Affiliate	77
Other Assets	64
Total Assets	434,482
Liabilities:
Payable for Investments Purchased	6,094
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2,948
Unrealized Depreciation on Swap Agreements	2,378
Due to Broker	702
Payable for Advisory Fees	405
Payable for Fund Shares Redeemed	193
Payable for Trustees' Fees and Expenses	112
Payable for Professional Fees	97
Payable for Custodian Fees	57
Payable for Shareholder Services Fees — Class A	41
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	5
Payable for Sub Transfer Agency Fees — Class A	27
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	28
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	7
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Deferred Capital Gain Country Tax	6
Payable for Variation Margin on Swap Agreements	3
Other Liabilities	58
Total Liabilities	13,175
Net Assets	$421,307
Net Assets Consist of:
Paid-in-Capital	$391,718
Total Distributable Earnings	29,589
Net Assets	$421,307
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2019 (000)
CLASS I:
Net Assets	$57,532
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,724,231
Net Asset Value, Offering and Redemption Price Per Share	$15.45
CLASS A:
Net Assets	$197,271
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	12,893,427
Net Asset Value, Redemption Price Per Share	$15.30
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.85
Maximum Offering Price Per Share	$16.15
CLASS L:
Net Assets	$13,356
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	881,559
Net Asset Value, Offering and Redemption Price Per Share	$15.15
CLASS C:
Net Assets	$1,906
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	126,873
Net Asset Value, Offering and Redemption Price Per Share	$15.02
CLASS IS:
Net Assets	$151,242
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,779,804
Net Asset Value, Offering and Redemption Price Per Share	$15.46

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $265 of Foreign Taxes Withheld)	$3,871
Interest from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	3,480
Dividends from Security of Affiliated Issuer (Note G)	921
Total Investment Income	8,272
Expenses:
Advisory Fees (Note B)	1,485
Shareholder Services Fees — Class A (Note D)	506
Distribution and Shareholder Services Fees — Class L (Note D)	108
Distribution and Shareholder Services Fees — Class C (Note D)	18
Custodian Fees (Note F)	305
Administration Fees (Note C)	264
Sub Transfer Agency Fees — Class I	43
Sub Transfer Agency Fees — Class A	148
Sub Transfer Agency Fees — Class L	9
Sub Transfer Agency Fees — Class C	1
Professional Fees	141
Pricing Fees	123
Registration Fees	70
Shareholder Reporting Fees	48
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	29
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	12
Other Expenses	24
Total Expenses	3,351
Waiver of Advisory Fees (Note B)	(127)
Rebate from Morgan Stanley Affiliate (Note G)	(68)
Reimbursement of Class Specific Expenses — Class I (Note B)	(34)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	3,119
Net Investment Income	5,153
Realized Gain (Loss):
Investments Sold (Net of $72 of Capital Gain Country Tax)	(2,725)
Foreign Currency Forward Exchange Contracts	1,218
Foreign Currency Translation	29
Futures Contracts	2,511
Swap Agreements	(30)
Net Realized Gain	1,003
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $3)	8,363
Foreign Currency Forward Exchange Contracts	(1,854)
Foreign Currency Translation	3
Futures Contracts	(727)
Swap Agreements	(1,290)
Net Change in Unrealized Appreciation (Depreciation)	4,495
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,498
Net Increase in Net Assets Resulting from Operations	$10,651

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,153	$5,477
Net Realized Gain	1,003	30,497
Net Change in Unrealized Appreciation (Depreciation)	4,495	(23,819)
Net Increase in Net Assets Resulting from Operations	10,651	12,155
Dividends and Distributions to Shareholders:
Class I	(7,553)	(4,282)
Class A	(25,417)	(14,484)
Class L	(1,941)	(1,087)
Class C	(218)	(72)
Class IS	(20)	(10)
Total Dividends and Distributions to Shareholders	(35,149)	(19,935)
Capital Share Transactions:(1)
Class I:
Subscribed	6,077	5,799
Distributions Reinvested	7,518	4,265
Redeemed	(13,423)	(14,485)
Class A:
Subscribed	9,231	4,800
Distributions Reinvested	24,946	14,203
Redeemed	(39,012)	(39,079)
Class L:
Exchanged	404	226
Distributions Reinvested	1,901	1,063
Redeemed	(4,829)	(3,783)
Class C:
Subscribed	654	685
Distributions Reinvested	217	72
Redeemed	(670)	(226)
Class IS:
Subscribed	148,417	24
Distributions Reinvested	19	9
Redeemed	(66)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	141,384	(26,427)
Total Increase (Decrease) in Net Assets	116,886	(34,207)
Net Assets:
Beginning of Period	304,421	338,628
End of Period	$421,307	$304,421

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	397	338
Shares Issued on Distributions Reinvested	535	253
Shares Redeemed	(903)	(845)
Net Increase (Decrease) in Class I Shares Outstanding	29	(254)
Class A:
Shares Subscribed	585	282
Shares Issued on Distributions Reinvested	1,788	849
Shares Redeemed	(2,601)	(2,295)
Net Decrease in Class A Shares Outstanding	(228)	(1,164)
Class L:
Shares Exchanged	29	13
Shares Issued on Distributions Reinvested	137	64
Shares Redeemed	(340)	(223)
Net Decrease in Class L Shares Outstanding	(174)	(146)
Class C:
Shares Subscribed	44	42
Shares Issued on Distributions Reinvested	16	4
Shares Redeemed	(46)	(14)
Net Increase in Class C Shares Outstanding	14	32
Class IS:
Shares Subscribed	9,774	1
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(5)	—
Net Increase in Class IS Shares Outstanding	9,770	2

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)(2)		2015(2)
Net Asset Value, Beginning of Period	$17.05		$17.48		$15.79		$14.58		$16.99
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.27		0.33		0.30		0.28		0.28
Net Realized and Unrealized Gain (Loss)	0.17		0.35		1.57		0.95		(1.73)
Total from Investment Operations	0.44		0.68		1.87		1.23		(1.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.58)		(0.21)		(0.18)		—		(0.35)
Net Realized Gain	(1.46)		(0.90)		—		(0.02)		(0.61)
Total Distributions	(2.04)		(1.11)		(0.18)		(0.02)		(0.96)
Net Asset Value, End of Period	$15.45		$17.05		$17.48		$15.79		$14.58
Total Return(4)	3.74%		3.94%		11.98%		8.42	%(5)	(8.87)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$57,532		$62,998		$69,017		$74,158		$83,930
Ratio of Expenses Before Expense Limitation	0.84%		0.85%		0.85%		0.81%		0.83%
Ratio of Expenses After Expense Limitation	0.72	%(6)	0.73	%(6)	0.72	%(6)	0.68	%(6)	0.73	%(6)
Ratio of Net Investment Income	1.80	%(6)	1.95	%(6)	1.87	%(6)	1.84	%(6)	1.78	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	117%		132%		176%		103%		98%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.05% higher and the Ratio of Net Investment Income would have been 0.05% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.21%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)(2)		2015(2)
Net Asset Value, Beginning of Period	$16.90		$17.32		$15.64		$14.50		$16.88
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.23		0.28		0.25		0.23		0.23
Net Realized and Unrealized Gain (Loss)	0.15		0.35		1.56		0.93		(1.71)
Total from Investment Operations	0.38		0.63		1.81		1.16		(1.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.15)		(0.13)		—		(0.29)
Net Realized Gain	(1.46)		(0.90)		—		(0.02)		(0.61)
Total Distributions	(1.98)		(1.05)		(0.13)		(0.02)		(0.90)
Net Asset Value, End of Period	$15.30		$16.90		$17.32		$15.64		$14.50
Total Return(4)	3.38%		3.68%		11.64%		7.98	%(5)	(9.16)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$197,271		$221,707		$247,483		$259,999		$287,438
Ratio of Expenses Before Expense Limitation	1.09%		1.09%		1.12%		1.11%		1.11%
Ratio of Expenses After Expense Limitation	1.03	%(6)	1.03	%(6)	1.05	%(6)	0.99	%(6)	1.05	%(6)
Ratio of Net Investment Income	1.49	%(6)	1.66	%(6)	1.52	%(6)	1.56	%(6)	1.44	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	117%		132%		176%		103%		98%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.07% higher and the Ratio of Net Investment Income would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.27% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 7.71%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)(2)		2015(2)
Net Asset Value, Beginning of Period	$16.73		$17.15		$15.47		$14.41		$16.79
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.15		0.19		0.16		0.15		0.15
Net Realized and Unrealized Gain (Loss)	0.16		0.34		1.55		0.93		(1.72)
Total from Investment Operations	0.31		0.53		1.71		1.08		(1.57)
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.05)		(0.03)		—		(0.20)
Net Realized Gain	(1.46)		(0.90)		—		(0.02)		(0.61)
Total Distributions	(1.89)		(0.95)		(0.03)		(0.02)		(0.81)
Net Asset Value, End of Period	$15.15		$16.73		$17.15		$15.47		$14.41
Total Return(4)	2.87%		3.13%		11.07%		7.47	%(5)	(9.66)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,356		$17,665		$20,605		$23,051		$24,544
Ratio of Expenses Before Expense Limitation	1.58%		1.58%		1.66%		1.64%		1.69%
Ratio of Expenses After Expense Limitation	1.53	%(6)	1.52	%(6)	1.57	%(6)	1.52	%(6)	1.58	%(6)
Ratio of Net Investment Income	0.97	%(6)	1.12	%(6)	1.00	%(6)	1.03	%(6)	0.93	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	117%		132%		176%		103%		98%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been 0.06% higher and the Ratio of Net Investment Income would have been 0.06% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 7.27%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Financial Highlights

Global Strategist Portfolio

	Class C
	Year Ended September 30,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$16.65		$17.08		$15.42		$14.41		$16.03
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.11		0.21		0.11		0.10		0.03
Net Realized and Unrealized Gain (Loss)	0.15		0.27		1.55		0.93		(1.65)
Total from Investment Operations	0.26		0.48		1.66		1.03		(1.62)
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.01)		—		—		—
Net Realized Gain	(1.46)		(0.90)		—		(0.02)		—
Total Distributions	(1.89)		(0.91)		—		(0.02)		—
Net Asset Value, End of Period	$15.02		$16.65		$17.08		$15.42		$14.41
Total Return(5)	2.55%		2.83%		10.77%		7.13	%(6)	(10.11	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,906		$1,885		$1,386		$1,613		$1,363
Ratio of Expenses Before Expense Limitation	1.93%		1.99%		2.02%		1.94%		2.28	%(9)
Ratio of Expenses After Expense Limitation	1.82	%(7)	1.83	%(7)	1.82	%(7)	1.81	%(7)	1.83	%(7)(9)
Ratio of Net Investment Income	0.73	%(7)	1.28	%(7)	0.72	%(7)	0.71	%(7)	0.54	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.01%		0.01	%(9)
Portfolio Turnover Rate	117%		132%		176%		103%		98	%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.02% higher and the Ratio of Net Investment Income would have been 0.02% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 6.92%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Consolidated Financial Highlights

Global Strategist Portfolio

	Class IS
	Year Ended September 30,								Period from May 29, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$17.06		$17.49		$15.79		$14.59		$15.97
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.27		0.37		0.31		0.26		0.09
Net Realized and Unrealized Gain (Loss)	0.17		0.31		1.57		0.96		(1.47)
Total from Investment Operations	0.44		0.68		1.88		1.22		(1.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.58)		(0.21)		(0.18)		—		—
Net Realized Gain	(1.46)		(0.90)		—		(0.02)		—
Total Distributions	(2.04)		(1.11)		(0.18)		(0.02)		—
Net Asset Value, End of Period	$15.46		$17.06		$17.49		$15.79		$14.59
Total Return(5)	3.77%		3.98%		12.08%		8.42	%(6)	(8.70	)%(9)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$151,242		$166		$137		$143		$9
Ratio of Expenses Before Expense Limitation	0.75%		1.95%		2.17%		5.44%		16.27	%(10)
Ratio of Expenses After Expense Limitation	0.69	%(7)	0.70	%(7)	0.69	%(7)	0.70	%(7)	0.71	%(7)(10)
Ratio of Net Investment Income	1.76	%(7)	2.13	%(7)	1.88	%(7)	1.68	%(7)	1.66	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	117%		132%		176%		103%		98	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.35% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 8.07%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of September 30, 2019, the Subsidiary represented approximately $23,180,000 or approximately 5.50% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's consolidated financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$163	$—	$163
Agency Fixed Rate Mortgages	—	14,634	—	14,634
Asset-Backed Securities	—	1,699	—	1,699
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Fixed Income Securities (cont'd)
Collateralized Mortgage Obligations — Agency Collateral Series	$—	$164	$—		$164
Commercial Mortgage- Backed Securities	—	1,858	—		1,858
Corporate Bonds	—	55,118	—		55,118
Mortgages — Other	—	3,033	—		3,033
Sovereign	—	79,411	—		79,411
U.S. Treasury Securities	—	14,950	—		14,950
Total Fixed Income Securities	—	171,030	—		171,030
Common Stocks
Aerospace & Defense	2,239	996	—		3,235
Air Freight & Logistics	533	958	—		1,491
Airlines	293	76	—		369
Auto Components	698	237	—		935
Automobiles	260	2,547	—		2,807
Banks	9,963	13,698	—		23,661
Beverages	1,671	1,437	—		3,108
Biotechnology	2,069	454	—		2,523
Building Products	1,269	506	—		1,775
Capital Markets	2,622	1,354	—		3,976
Chemicals	2,491	1,590	—		4,081
Commercial Banks	941	89	—		1,030
Commercial Services & Supplies	859	639	—		1,498
Communications Equipment	1,141	257	—		1,398
Computers & Peripherals	126	—	—		126
Construction & Engineering	505	4,901	—		5,406
Construction Materials	392	419	—		811
Consumer Finance	764	5	—		769
Containers & Packaging	632	60	—		692
Distributors	53	69	—		122
Diversified Consumer Services	119	—	—		119
Diversified Financial Services	707	362	—		1,069
Diversified Telecommunication Services	2,140	1,881	—		4,021
Electric Utilities	2,134	1,575	—		3,709
Electrical Equipment	634	951	—		1,585
Electronic Equipment, Instruments & Components	1,145	88	—		1,233
Energy Equipment & Services	827	55	—	†	882	†
Entertainment	1,038	140	—		1,178
Equity Real Estate Investment Trusts (REITs)	4,084	922	—		5,006
Food & Staples Retailing	1,672	981	—		2,653
Food Products	1,397	2,785	—		4,182
Gas Utilities	292	239	—		531

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$3,218	$698	$—	$3,916
Health Care Providers & Services	2,300	406	—	2,706
Health Care Technology	329	—	—	329
Hotels, Restaurants & Leisure	2,407	1,471	—	3,878
Household Durables	2,434	541	—	2,975
Household Products	1,408	522	—	1,930
Independent Power & Renewable Electricity Producers	97	83	—	180
Industrial Conglomerates	840	790	—	1,630
Information Technology Services	4,708	2,592	—	7,300
Insurance	4,021	3,304	—	7,325
Interactive Media & Services	3,240	58	—	3,298
Internet & Direct Marketing Retail	2,382	1,307	—	3,689
Leisure Products	273	35	—	308
Life Sciences Tools & Services	966	158	—	1,124
Lodging	65	—	—	65
Machinery	2,203	1,063	—	3,266
Marine	—	121	—	121
Media	1,567	376	—	1,943
Metals & Mining	1,083	2,129	—	3,212
Multi-Line Retail	695	255	—	950
Multi-Utilities	1,253	955	—	2,208
Oil, Gas & Consumable Fuels	8,680	3,418	—	12,098
Paper & Forest Products	310	455	—	765
Personal Products	344	1,294	—	1,638
Pharmaceuticals	3,225	5,687	—	8,912
Professional Services	754	1,024	—	1,778
Real Estate Management & Development	233	6,112	—	6,345
Road & Rail	1,583	644	—	2,227
Semiconductors & Semiconductor Equipment	3,494	633	—	4,127
Software	4,969	646	—	5,615
Specialty Retail	2,839	542	—	3,381
Tech Hardware, Storage & Peripherals	2,708	—	—	2,708
Textiles, Apparel & Luxury Goods	1,011	1,514	—	2,525
Thrifts & Mortgage Finance	668	—	—	668
Tobacco	548	631	—	1,179
Trading Companies & Distributors	365	332	—	697
Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Transportation Infrastructure	$47		$4,581	$—		$4,628
Water Utilities	67		89	—		156
Wireless Telecommunication Services	185		624	—		809
Total Common Stocks	113,229		85,361	—	†	198,590	†
Rights	—	@	—	—	†	—	@†
Warrant	—	@	—	—		—	@
Short-Term Investments
Investment Company	50,100		—	—		50,100
U.S. Treasury Security	—		4,914	—		4,914
Total Short-Term Investments	50,100		4,914	—		55,014
Foreign Currency Forward Exchange Contracts	—		1,916	—		1,916
Futures Contracts	266		—	—		266
Credit Default Swap Agreement	—		25	—		25
Interest Rate Swap Agreement	—		54	—		54
Total Return Swap Agreements	—		1,123	—		1,123
Total Assets	163,595		264,423	—	†	428,018	†
Liabilities:
Foreign Currency Forward Exchange Contracts	—		(2,948)	—		(2,948)
Futures Contracts	(741)		—	—		(741)
Interest Rate Swap Agreements	—		(263)	—		(263)
Total Return Swap Agreements	—		(2,115)	—		(2,115)
Total Liabilities	(741)		(5,326)	—		(6,067)
Total	$162,854		$259,097	$—	†	$421,951	†

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks (000)		Right (000)
Beginning Balance	$—	@†	$—
Purchases	—		—	†
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	(38)		—
Change in unrealized appreciation (depreciation)	38		—
Realized gains (losses)	—		—
Ending Balance	$—	†	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2019	$—	†	$—	†

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open,

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2019:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,916
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	76	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	112	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	78	(a)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	25
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	1,123
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	54
Total			$3,384
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(2,948)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(562	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(179	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(2,115)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(263)
Total			$(6,067)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,218
Commodity Risk	Futures Contracts	782
Equity Risk	Futures Contracts	2,413
Interest Rate Risk	Futures Contracts	(684)
Credit Risk	Swap Agreements	115
Equity Risk	Swap Agreements	(102)
Interest Rate Risk	Swap Agreements	(43)
Total		$3,699
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,854)
Commodity Risk	Futures Contracts	114
Equity Risk	Futures Contracts	(750)
Interest Rate Risk	Futures Contracts	(91)
Credit Risk	Swap Agreement	25
Equity Risk	Swap Agreements	(1,257)
Interest Rate Risk	Swap Agreements	(58)
Total		$(3,871)

At September 30, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$1,916	$(2,948)
Swap Agreements	1,177	(2,378)
Total	$3,093	$(5,326)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2019:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)		Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$51	$	(— @)	$—	$51
Bank of New York Mellon	17		—	—	17
Barclays Bank PLC	79		(63)	—	16
BNP Paribas SA	136		(136)	—	0
Citibank NA	66		(15)	—	51
Commonwealth Bank of Australia	8		—	—	8
Credit Suisse International	6		—	—	6
Goldman Sachs International	633		(633)	—	0
JPMorgan Chase Bank NA	1,612		(1,164)	(448)	0
Royal Bank of Canada	1		—	—	1
State Street Bank and Trust Co.	5		(5)	—	0
UBS AG	479		(227)	—	252
Total	$3,093		$(2,243)	$(448)	$402

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$	(— @)	$—	$0
Bank of Montreal	1			—	—	1
Barclays Bank PLC	110			(63)	—	47
BNP Paribas SA	1,660			(136)	(1,524)	0
Citibank NA	169			(15)	—	154
Goldman Sachs International	884			(633)	(214)	37
JPMorgan Chase Bank NA	2,244			(1,164)	(941)	139
State Street Bank and Trust Co.	31			(5)	—	26
UBS AG	227			(227)	—	0
Total	$5,326			$(2,243)	$(2,679)	$404

(d) In some instances, the actual collateral received/pledged may be more than the amount shown here due to overcollateralization.

@ Value is less than $500.

For the year ended September 30, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$257,492,000
Futures Contracts:
Average monthly notional value	$188,126,000
Swap Agreements:
Average monthly notional amount	$28,261,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2019, approximately $127,000 of advisory fees were waived and approximately $37,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Effective March 1, 2019, the Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's

Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2019, purchases and sales of investment securities for the Fund, other than

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments were approximately $315,390,000 and $218,931,000, respectively. For the year ended September 30, 2019, purchases and sales of long-term U.S. Government securities were approximately $128,703,000 and $138,585,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2019, advisory fees paid were reduced by approximately $68,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2019 is as follows:

Affiliated Investment Company	Value September 30, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$20,097	$324,815	$294,812	$921
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2019 (000)
Liquidity Funds	$—	$—	$50,100

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,365	$25,784	$3,262	$16,673

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Consolidated Financial Statements (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at September 30, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(2,719)	$2,719

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,748	$1,049

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.1%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2019. For corporate shareholders 11.63% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $25,784,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,852,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $262,000 and has derived net income from sources within foreign countries amounting to approximately $2,830,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
2789970 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Privacy Notice	34
Trustee and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in High Yield Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,039.30	$1,021.81	$3.32	$3.29	0.65%
High Yield Portfolio Class A	1,000.00	1,036.40	1,020.10	5.05	5.01	0.99
High Yield Portfolio Class L	1,000.00	1,035.10	1,018.80	6.38	6.33	1.25
High Yield Portfolio Class C	1,000.00	1,033.60	1,016.29	8.92	8.85	1.75
High Yield Portfolio Class IS	1,000.00	1,039.40	1,021.96	3.17	3.14	0.62
High Yield Portfolio Class IR	1,000.00	1,039.40	1,021.96	3.17	3.14	0.62

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

High Yield Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended September 30, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.68%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index (the "Index"), which returned 6.36%.

Factors Affecting Performance

•  Market sentiment was negative during the last quarter of 2018, driven by a combination of factors. Economic data, especially in developed economies, generally surprised to the downside in the fourth quarter of 2018. While company earnings generally held up well through the year, expectations for 2019 had been revised steadily lower. In addition, many of the main macro risks — trade tensions between the U.S. and China, populist politics in Europe, concerns about the slowing Chinese economy — remained unresolved. Compounding these worries were poor technicals headed into year-end, the most notable symptom being limited risk appetite in the dealer community. However, sentiment turned going into 2019 and risk assets rallied throughout the year to September 2019, driven mainly by a pivot in central bank policy to a more dovish stance. The Federal Reserve (Fed) implemented two 25 basis points (bps) rate cuts in July and September 2019.

•  Following a volatile fourth quarter of 2018, where U.S. high yield spreads sold off to their widest levels since the second half of 2016, the first quarter of 2019 saw the high yield market rebound sharply amid a strong equity rally, rising oil prices and a dovish pivot by the Fed. The Index returned 7.26% in the first quarter alone, which was the largest first quarter total return since 2003.i The high yield corporate market, as represented by the Index, finished the first quarter tighter on both a spread and yield basis. Spreads snapped tighter by 127 bps to end the quarter at 414 bps while yields tightened 152 bps to end the quarter at 6.43%.i

•  High yield bonds continued to perform well in the second quarter of 2019 on the back of hopes for

U.S.-China progress, as well as the dovish stance from both the Fed and the European Central Bank (ECB). The high yield corporate market, as represented by the Index, finished the quarter tighter on both a spread and yield basis. Spreads tightened by 7 bps to end the quarter at 407 bps while yields tightened 56 bps to end the quarter at 5.87%.ii

•  While high yield bond yields widened in July and August 2019 on the back of political uncertainty, persisting trade tensions and disappointing economic data, they retraced their move in September amid continued risk appetite on the back of dovish stances from central banks. Over the quarter, Index spreads tightened 5 bps to 402 bps. iii Yields crept up as high as 6.29% in August but ended the third quarter at 5.65%, which was 22 bps tighter from June month-end. Year-to-date through September 30, 2019, spreads and yields have tightened by 139 bps and 230 bps, respectively. iii

•  From a ratings standpoint, dispersion between ratings continues to be pronounced and CCC- rated bonds have lagged BBs and Bs significantly. In the third quarter of 2019, U.S. high yield BB rated credits returned 2.03%, followed by 1.65% for Bs. CCCs returned –1.76% during the same time period.iii On a 12-month basis, BBs were up 9.48%, followed by Bs at 7.01% and CCCs at –4.22%. iii

•  Over the 12-month period, the Fund's underweight to communications and financials detracted from returns, as did an underweight to health care & pharmaceuticals. This was slightly offset by positioning in the building materials and diversified manufacturing sectors, which contributed positively.

•  Positioning within energy was the largest contributor to returns over the period, driven mainly from an underweight to oil field services and an overweight to exploration & production. Security selection within the technology sector detracted.

•  From a ratings perspective, the Fund's underweight to BB- rated bonds detracted from performance as higher-quality bonds outperformed over the period.

i  Source: Bloomberg Barclays. Data as of March 31, 2019.

ii  Source: Bloomberg Barclays. Data as of June 30, 2019.

iii  Source: Bloomberg Barclays. Data as of September 30, 2019

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

An off-benchmark allocation to bank loans also detracted from returns.

Management Strategies

•  The Fund focuses on middle market credits, or credits with less than $1 billion of total bonds outstanding. In our experience, middle market issues, relative to larger peers, have historically provided superior yields, higher coupons, shorter maturities and lower volatility over time, with default rates that have been generally in line with the broader market.

•  The Fund remains overweight in B- rated and CCC- rated bonds, which we believe offer the best risk-adjusted return given the economic backdrop. We remain overweight more cyclical sectors such as diversified manufacturing and building materials, as we believe the cycle has been extended for at least another 12 months. The Fund continues to remain broadly underweight financials, as many companies in this sector cater to subprime clients, which we tend to avoid.

•  Over the period, we reduced our overweight to the energy sector as valuations have become less compelling. We have also reduced the Fund's bank loan exposure and added back some BB- rated exposure given the dovish pivot by the Fed.

•  While spreads for the overall high yield market have tightened back to pre-fourth quarter 2018 levels, spreads across lower-rated credits remain elevated. As a result, we see further room for tightening and believe the Fund is well positioned to capitalize on this.

•  We are carefully monitoring the incoming economic data as well as comments from central banks. Second quarter corporate reporting did not signal weakness, but we wait to see whether the weaker economic growth and forward-looking surveys are reflected in third quarter results. Default rates have continued to track below the historical average, and while we anticipate they will pick up in 2020, they will likely remain low in a historical context. While easy financial conditions have supported low defaults, valuations have been close to the long-run averages and the U.S. high yield market was up over 11% year-to-date through September 30, 2019, as measured by the Index.

•  From a technical standpoint, U.S. high yield debt net supply has bounced back from last year's steep decline into negative territory and is up 10% year-over-year. iv This has been absorbed well by the market, which has simultaneously seen large amounts of inflows as investors seek yield in fixed income. Furthermore, the bulk of 2019's gross issuance has been earmarked for refinancing or debt repayment.

•  Given the current fundamental backdrop and relative to the suppressed yields in the risk-free and lower risk credit markets, we believe U.S. high yield continues to offer the potential for attractive returns in the context of a generally low yield investment environment. As we head into the end of the year, we remain vigilant of global political headlines and will continue to monitor their potential impact on credit markets.

*  Minimum Investment

**  Commenced operations on February 7, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C, Class IS and Class IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

iv  Source: J.P.Morgan. Data as of September 30, 2019.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Performance Compared to the Bloomberg Barclays U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	4.68%	5.06%	—	7.71%
Fund — Class A Shares w/o sales charges(4)	4.28	4.67	—	7.34
Fund — Class A Shares with maximum 3.25% sales charges(4)	0.92	3.98	—	6.87
Fund — Class L Shares w/o sales charges(4)	4.06	4.41	—	7.07
Fund — Class C Shares w/o sales charges(6)	3.55	—	—	4.30
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	2.57	—	—	4.30
Fund — Class IS Shares w/o sales charges(5)	4.71	5.07	—	4.76
Fund — Class IR Shares w/o sales charges(7)	4.71	—	—	5.16
Bloomberg Barclays U.S. Corporate High Yield Index	6.36	5.37	—	6.44
Lipper High Current Yield Bond Funds Index	5.70	4.59	—	5.82

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper High Current Yield Bond Funds classification.
(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced offering on March 28, 2014.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.9%)
Corporate Bonds (94.6%)
Basic Materials (4.1%)
Chemours Co. (The)
6.63%, 5/15/23	$500	$496
Eldorado Gold Corp.
9.50%, 6/1/24 (a)	1,300	1,411
First Quantum Minerals Ltd.
7.50%, 4/1/25 (a)	800	790
Hudbay Minerals, Inc.
7.25%, 1/15/23 (a)	750	777
IAMGOLD Corp.
7.00%, 4/15/25 (a)	750	789
International Wire Group, Inc.
10.75%, 8/1/21 (a)	850	856
Mercer International, Inc.
5.50%, 1/15/26	791	764
MSCI, Inc.
4.75%, 8/1/26 (a)	150	158
PQ Corp.
5.75%, 12/15/25 (a)	575	595
Schweitzer-Mauduit International, Inc.
6.88%, 10/1/26 (a)	1,000	1,060
Valvoline, Inc.
5.50%, 7/15/24	550	575
Versum Materials, Inc.
5.50%, 9/30/24 (a)	250	267
		8,538
Communications (12.0%)
Altice Finco SA
7.63%, 2/15/25 (a)	325	338
Altice France SA
7.38%, 5/1/26 (a)	1,250	1,343
Altice Luxembourg SA
7.63%, 2/15/25 (a)	850	889
Block Communications, Inc.
6.88%, 2/15/25 (a)	1,031	1,080
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	1,050	1,088
Clear Channel Worldwide Holdings, Inc.,
5.13%, 8/15/27 (a)	250	261
9.25%, 2/15/24 (a)	851	937
CommScope, Inc.
1 Month USD LIBOR + 3.250%, 5.29%, 4/6/26	350	349
Connect Finco SARL/Connect US Finco LLC
6.75%, 10/1/26 (a)(b)	675	689
CSC Holdings LLC,
5.75%, 1/15/30 (a)	1,235	1,292
6.50%, 2/1/ (a)	300	334
Digicel Group Ltd.
8.25%, 9/30/20 (a)	900	626
	Face Amount (000)	Value (000)
DISH DBS Corp.
7.75%, 7/1/26	$375	$383
Entercom Media Corp.
6.50%, 5/1/27 (a)	900	943
EW Scripps Co. (The)
5.13%, 5/15/25 (a)	1,000	1,005
Gray Television, Inc.
5.88%, 7/15/26 (a)	900	938
GrubHub Holdings, Inc.
5.50%, 7/1/27 (a)	400	409
HC2 Holdings, Inc.
11.50%, 12/1/21 (a)	475	420
iHeartCommunications, Inc.
5.25%, 8/15/27 (a)	1,200	1,251
Intelsat Connect Finance SA
9.50%, 2/15/23 (a)	750	697
Intelsat Jackson Holdings SA
8.50%, 10/15/24 (a)	500	505
Lamar Media Corp.
5.75%, 2/1/26	450	477
MDC Partners, Inc.
6.50%, 5/1/24 (a)	1,039	952
Midcontinent Communications/Midcontinent Finance Corp.
5.38%, 8/15/27 (a)	1,500	1,583
Nexstar Escrow, Inc.
5.63%, 7/15/27 (a)	950	998
Sable International Finance Ltd.
5.75%, 9/7/27 (a)	750	776
Sirius XM Radio, Inc.
5.00%, 8/1/27 (a)	1,125	1,166
Sprint Communications, Inc.
6.00%, 11/15/22	650	692
Sprint Corp.
7.88%, 9/15/23	750	826
Virgin Media Secured Finance PLC,
5.50%, 8/15/26 - 5/15/29 (a)	1,475	1,548
		24,795
Consumer, Cyclical (18.1%)
AAG FH LP/AAG FH Finco, Inc.
9.75%, 7/15/24 (a)	550	514
Air Canada
7.75%, 4/15/21 (a)	250	269
American Builders & Contractors Supply Co., Inc.
5.88%, 5/15/26 (a)	750	788
Aramark Services, Inc.
4.75%, 6/1/26	500	515
Aston Martin Capital Holdings Ltd.
6.50%, 4/15/22 (a)	400	354
Beacon Roofing Supply, Inc.,
4.50%, 11/15/26 (a)(b)	500	506
6.38%, 10/1/23	500	517

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Beazer Homes USA, Inc.
5.88%, 10/15/27	$425	$414
Boyd Gaming Corp.
6.00%, 8/15/26	750	794
Boyne USA, Inc.
7.25%, 5/1/25 (a)	1,130	1,237
CCM Merger, Inc.
6.00%, 3/15/22 (a)	750	771
Cedar Fair LP
5.25%, 7/15/29 (a)	900	966
Century Communities, Inc.,
5.88%, 7/15/25	775	803
6.75%, 6/1/27 (a)	475	511
Core & Main Holdings LP,
8.63% Cash, 9.38% PIK, 9/15/24 (a)(c)	350	354
Cumberland Farms, Inc.
6.75%, 5/1/25 (a)	800	859
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 2/15/23 (a)	1,268	1,357
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
7.50%, 5/1/25 (a)	425	384
Eldorado Resorts, Inc.,
6.00%, 4/1/25 - 9/15/26	750	805
FelCor Lodging LP
6.00%, 6/1/25	500	527
Ferrellgas LP/Ferrellgas Finance Corp.
6.75%, 1/15/22	700	596
Golden Nugget, Inc.
8.75%, 10/1/25 (a)	1,000	1,045
Hanesbrands, Inc.
4.88%, 5/15/26 (a)	500	531
IRB Holding Corp.
6.75%, 2/15/26 (a)	445	448
JB Poindexter & Co., Inc.
7.13%, 4/15/26 (a)	950	988
LGI Homes, Inc.
6.88%, 7/15/26 (a)	500	522
Mattamy Group Corp.
6.88%, 12/15/23 (a)	750	784
Mclaren Finance PLC
5.75%, 8/1/22 (a)	750	719
Meritor, Inc.
6.25%, 2/15/24	500	516
MGM Resorts International
5.50%, 4/15/27	500	549
Nathan's Famous, Inc.
6.63%, 11/1/25 (a)	1,250	1,250
National CineMedia LLC
5.75%, 8/15/26	750	731
	Face Amount (000)	Value (000)
Navistar International Corp.
6.63%, 11/1/25 (a)	$750	$765
New Home Co., Inc. (The)
7.25%, 4/1/22	700	660
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.
8.50%, 5/15/27 (a)	715	726
Party City Holdings, Inc.,
6.13%, 8/15/23 (a)	500	510
6.63%, 8/1/26 (a)	175	174
Performance Food Group, Inc.
5.50%, 10/15/27 (a)	860	909
Rite Aid Corp.
6.13%, 4/1/23 (a)	750	598
Sally Holdings LLC/Sally Capital, Inc.
5.63%, 12/1/25	400	408
Scientific Games International, Inc.
8.25%, 3/15/26 (a)	1,000	1,063
Sonic Automotive, Inc.
5.00%, 5/15/23	600	610
Speedway Motorsports, Inc.
5.13%, 2/1/23	800	816
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
5.88%, 5/15/25 (a)	1,310	1,290
Taylor Morrison Communities, Inc.
5.88%, 6/15/27 (a)	700	772
Tempur Sealy International, Inc.
5.50%, 6/15/26	575	602
Titan International, Inc.
6.50%, 11/30/23	900	720
Truck Hero, Inc.
8.50%, 4/21/24 (a)	1,150	1,141
William Carter Co. (The)
5.63%, 3/15/27 (a)	750	805
William Lyon Homes, Inc.,
6.00%, 9/1/23	950	993
6.63%, 7/15/27 (a)	300	313
Williams Scotsman International, Inc.
7.88%, 12/15/22 (a)	900	943
Wolverine World Wide, Inc.
5.00%, 9/1/26 (a)	750	756
		37,498
Consumer, Non-Cyclical (16.2%)
Acadia Healthcare Co., Inc.,
5.13%, 7/1/22	500	506
5.63%, 2/15/23	350	358
Ahern Rentals, Inc.
7.38%, 5/15/23 (a)	1,075	920
Albertsons Cos., LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC,
5.75%, 3/15/25	1,000	1,033
5.88%, 2/15/28 (a)	1,150	1,220

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Aptim Corp.
7.75%, 6/15/25 (a)	$850	$608
Bausch Health Cos, Inc.,
6.13%, 4/15/25 (a)	900	935
9.00%, 12/15/25 (a)	550	619
Beverages & More, Inc.
11.50%, 6/15/22 (a)	900	653
BidFair MergeRight, Inc.
7.38%, 10/15/27 (a)(b)	450	460
Catalent Pharma Solutions, Inc.
5.00%, 7/15/27 (a)	675	702
Central Garden & Pet Co.
5.13%, 2/1/28	825	846
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 4/15/25 (a)	950	914
Clearwater Seafoods, Inc.
6.88%, 5/1/25 (a)	625	645
Diamond Sports Group LLC/Diamond Sports Finance Co.
6.63%, 8/15/27 (a)	1,250	1,300
Eagle Holding Co., II LLC,
7.63% Cash, 8.38% PIK, 7.63%, 5/15/22 (a)(c)	750	757
7.75% Cash, 8.38% PIK ,7.75%, 5/15/22 (a)(c)	800	809
Emeco Pty Ltd., Series B
9.25%, 3/31/22	937	988
Endo Dac/Endo Finance LLC/Endo Finco, Inc.
6.00%, 7/15/23 (a)	778	481
FAGE International SA/FAGE USA Dairy Industry, Inc.
5.63%, 8/15/26 (a)	900	812
First Quality Finance Co., Inc.
5.00%, 7/1/25 (a)	780	808
Flexi-Van Leasing, Inc.
10.00%, 2/15/23 (a)	1,015	997
Great Lakes Dredge & Dock Corp.
8.00%, 5/15/22	1,050	1,122
Hadrian Merger Sub, Inc.
8.50%, 5/1/26 (a)	350	341
Harsco Corp.
5.75%, 7/31/27 (a)	800	835
Hertz Corp. (The)
7.13%, 8/1/26 (a)	750	784
Lamb Weston Holdings, Inc.
4.88%, 11/1/26 (a)	500	526
Live Nation Entertainment, Inc.
4.88%, 11/1/24 (a)	250	260
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC
5.50%, 4/15/25 (a)	850	255
	Face Amount (000)	Value (000)
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc.
8.50%, 6/1/26 (a)	$900	$677
Michael Baker International LLC
8.75%, 3/1/23 (a)	800	816
MPH Acquisition Holdings LLC
7.13%, 6/1/24 (a)	750	695
NVA Holdings, Inc.
6.88%, 4/1/26 (a)	825	880
Pinnacle Operating Corp.
9.00%, 11/15/20 (a)	740	633
Polaris Intermediate Corp.
8.50% Cash, 8.50% PIK, 12/1/22 (a)(c)	900	769
Select Medical Corp.
6.25%, 8/15/26 (a)	1,100	1,152
Service Corp. International
5.13%, 6/1/29	600	644
Simmons Foods, Inc.
5.75%, 11/1/24 (a)	1,100	1,078
Spectrum Brands, Inc.
5.00%, 10/1/29 (a)	625	638
Surgery Center Holdings, Inc.,
6.75%, 7/1/25 (a)	750	677
10.00%, 4/15/27 (a)	700	712
Teleflex, Inc.
4.88%, 6/1/26	350	367
Tenet Healthcare Corp.
7.00%, 8/1/25	500	508
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26	790	555
TMS International Corp.
7.25%, 8/15/25 (a)	850	731
United Rentals North America, Inc.
4.88%, 1/15/28	500	522
		33,548
Diversified (0.8%)
PetSmart, Inc.
7.13%, 3/15/23 (a)	1,000	945
Trident Merger Sub, Inc.
6.63%, 11/1/25 (a)	750	660
		1,605
Energy (11.2%)
American Midstream Partners LP/American Midstream Finance Corp.
9.50%, 12/15/21 (a)	1,000	945
Archrock Partners LP/Archrock Partners Finance Corp.
6.88%, 4/1/27 (a)	550	586
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 7/15/26 (a)	850	844
Calfrac Holdings LP
8.50%, 6/15/26 (a)	750	337

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Energy (cont'd)
Callon Petroleum Co.
6.13%, 10/1/24	$900	$891
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 4/1/23	750	773
CrownRock LP/CrownRock Finance, Inc.
5.63%, 10/15/25 (a)	750	757
Denbury Resources, Inc.,
5.50%, 5/1/22	1,500	787
7.75%, 2/15/24 (a)	475	370
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%, 1/30/28 (a)	750	801
Energy Ventures Gom LLC/EnVen Finance Corp.
11.00%, 2/15/23 (a)	1,200	1,212
Global Partners LP/GLP Finance Corp.
7.00%, 8/1/27 (a)	1,250	1,291
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.00%, 12/1/24 (a)	500	470
5.75%, 10/1/25 (a)	250	234
Jagged Peak Energy LLC
5.88%, 5/1/26	750	756
Lonestar Resources America, Inc.
11.25%, 1/1/23 (a)	1,115	917
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.
6.00%, 8/1/26 (a)	950	955
Moss Creek Resources Holdings, Inc.
7.50%, 1/15/26 (a)	1,100	815
Murphy Oil Corp.
5.75%, 8/15/25	800	816
Murphy Oil USA, Inc.
5.63%, 5/1/27	500	530
Oceaneering International, Inc.
6.00%, 2/1/28	1,025	987
Parkland Fuel Corp.,
5.88%, 7/15/27 (a)	250	263
6.00%, 4/1/26 (a)	750	795
Parsley Energy LLC/Parsley Finance Corp.
5.38%, 1/15/25 (a)	500	509
SemGroup Corp.
7.25%, 3/15/26	500	544
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 11/15/23	774	795
Seven Generations Energy Ltd.
5.38%, 9/30/25 (a)	525	522
Southwestern Energy Co.
5.30%, 1/23/20	741	741
Sunoco LP/Sunoco Finance Corp., Series WI
5.88%, 3/15/28	500	532
TransMontaigne Partners LP/TLP Finance Corp.
6.13%, 2/15/26	465	450
	Face Amount (000)	Value (000)
Vermilion Energy, Inc.
5.63%, 3/15/25 (a)	$950	$912
Whiting Petroleum Corp.,
5.75%, 3/15/21	350	336
6.63%, 1/15/26	73	50
WPX Energy, Inc.
5.25%, 10/15/27	700	705
		23,228
Finance (10.2%)
AHP Health Partners, Inc.
9.75%, 7/15/26 (a)	1,150	1,225
Ally Financial, Inc.
4.63%, 3/30/25	250	270
Baytex Energy Corp.
5.63%, 6/1/24 (a)	1,200	1,110
CIT Group, Inc.
6.13%, 3/9/28	350	410
CTR Partnership LP/CareTrust Capital Corp.
5.25%, 6/1/25	858	888
Exela Intermediate LLC/Exela Finance, Inc.
10.00%, 7/15/23 (a)	1,300	735
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 5/1/25 (a)	850	916
Fly Leasing Ltd.
5.25%, 10/15/24	875	906
Freedom Mortgage Corp.
8.25%, 4/15/25 (a)	750	692
GTCR AP Finance, Inc.
8.00%, 5/15/27 (a)	950	979
HUB International Ltd.
7.00%, 5/1/26 (a)	850	875
Hunt Cos., Inc.
6.25%, 2/15/26 (a)	850	835
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 5/15/26 (a)	1,000	1,051
iStar, Inc.
4.75%, 10/1/24	1,000	1,020
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
10.25%, 11/15/22 (a)	950	1,008
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
6.25%, 6/3/26 (a)	250	259
7.25%, 8/15/24 (a)	1,075	1,076
Kennedy-Wilson, Inc.
5.88%, 4/1/24	900	928
Lions Gate Capital Holdings LLC,
5.88%, 11/1/24 (a)	400	413
6.38%, 2/1/24 (a)	450	477
MGIC Investment Corp.
5.75%, 8/15/23	400	439
MGM Growth Properties Operating Partnership LP/ MGP Finance Co-Issuer, Inc.
5.75%, 2/1/27 (a)	575	646

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.
6.38%, 12/15/22 (a)	$1,000	$1,042
Post Holdings, Inc.
5.00%, 8/15/26 (a)	175	182
Provident Funding Associates LP/PFG Finance Corp.
6.38%, 6/15/25 (a)	762	745
Radian Group, Inc.
4.88%, 3/15/27	350	355
Starwood Property Trust, Inc.
4.75%, 3/15/25	700	726
USI, Inc.
6.88%, 5/1/25 (a)	850	865
		21,073
Industrials (17.3%)
American Woodmark Corp.
4.88%, 3/15/26 (a)	250	253
Apex Tool Group LLC/BC Mountain Finance, Inc.
9.00%, 2/15/23 (a)	900	803
ARD Finance SA
7.13% Cash, 7.88% PIK, 9/15/23 (c)	300	311
ARD Securities Finance SARL
8.75% Cash, 8.75% PIK, 1/31/23 (a)(c)	844	878
Artesyn Embedded Technologies, Inc.
9.75%, 10/15/20 (a)	603	606
Berry Global Escrow Corp.
5.63%, 7/15/27 (a)	575	597
Bombardier, Inc.,
6.13%, 1/15/23 (a)	850	868
7.88%, 4/15/27 (a)	500	499
Brand Industrial Services, Inc.
8.50%, 7/15/25 (a)	390	370
Builders FirstSource, Inc.
5.63%, 9/1/24 (a)	609	636
CDK Global, Inc.
5.25%, 5/15/29 (a)	500	518
Cleaver-Brooks, Inc.
7.88%, 3/1/23 (a)	900	855
Core & Main LP
6.13%, 8/15/25 (a)	850	852
Cornerstone Building Brands, Inc.
8.00%, 4/15/26 (a)	900	889
CPG Merger Sub LLC
8.00%, 10/1/21 (a)	1,129	1,132
Energizer Holdings, Inc.
6.38%, 7/15/26 (a)	500	537
EnPro Industries, Inc.
5.75%, 10/15/26	550	588
Flex Acquisition Co., Inc.
6.88%, 1/15/25 (a)	850	780
	Face Amount (000)	Value (000)
FXI Holdings, Inc.
7.88%, 11/1/24 (a)	$950	$829
Greif, Inc.
6.50%, 3/1/27 (a)	625	664
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.
7.38%, 12/15/23 (a)	1,000	960
Intertape Polymer Group, Inc.
7.00%, 10/15/26 (a)	1,075	1,123
JPW Industries Holding Corp.
9.00%, 10/1/24 (a)	1,050	997
Kenan Advantage Group, Inc. (The)
7.88%, 7/31/23 (a)	925	832
Koppers, Inc.
6.00%, 2/15/25 (a)	1,000	1,006
Kratos Defense & Security Solutions, Inc.
6.50%, 11/30/25 (a)	750	802
Manitowoc Co., Inc. (The)
9.00%, 4/1/26 (a)	825	811
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 2/15/21	1,150	1,074
MasTec, Inc.
4.88%, 3/15/23	500	509
Mauser Packaging Solutions Holding Co.
7.25%, 4/15/25 (a)	1,250	1,186
New Enterprise Stone & Lime Co., Inc.
6.25%, 3/15/26 (a)	750	769
Novelis Corp.
5.88%, 9/30/26 (a)	500	526
PGT Escrow Issuer, Inc.
6.75%, 8/1/26 (a)	850	920
Plastipak Holdings, Inc.
6.25%, 10/15/25 (a)	1,000	830
SBA Communications Corp.
4.88%, 9/1/24	500	519
Standard Industries, Inc.
5.00%, 2/15/27 (a)	500	519
Stevens Holding Co., Inc.
6.13%, 10/1/26 (a)	750	802
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 7/15/23	500	511
syncreon Group BV/syncreon Global Finance US, Inc.
8.63%, 11/1/21 (a)(d)(e)	450	50
Techniplas LLC
10.00%, 5/1/20 (a)	1,200	1,017
TopBuild Corp.
5.63%, 5/1/26 (a)	500	522
TriMas Corp.
4.88%, 10/15/25 (a)	750	765
Triumph Group, Inc.
6.25%, 9/15/24 (a)	1,000	1,043

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Trivium Packaging Finance BV
8.50%, 8/15/27 (a)	$300	$325
TTM Technologies, Inc.
5.63%, 10/1/25 (a)	1,250	1,253
Tutor Perini Corp.
6.88%, 5/1/25 (a)	500	486
US Concrete, Inc.
6.38%, 6/1/24	875	914
Waste Pro USA, Inc.
5.50%, 2/15/26 (a)	475	492
XPO Logistics, Inc.
6.13%, 9/1/23 (a)	600	621
		35,649
Technology (2.9%)
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%, 3/1/25 (a)	800	815
Harland Clarke Holdings Corp.
6.88%, 3/1/20 (a)	675	668
HNA Ecotech Panorama Cayman Co., Ltd.
8.00%, 4/15/21 (a)	600	537
IQVIA, Inc.
5.00%, 5/15/27 (a)	250	262
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
6.00%, 7/15/25 (a)	750	795
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 8/1/29	500	516
MTS Systems Corp.
5.75%, 8/15/27 (a)	750	782
Rackspace Hosting, Inc.
8.63%, 11/15/24 (a)	800	740
RP Crown Parent LLC
7.38%, 10/15/24 (a)	800	834
		5,949
Utilities (1.8%)
Calpine Corp.
5.75%, 1/15/25	1,250	1,277
LBC Tank Terminals Holding Netherlands BV
6.88%, 5/15/23 (a)	1,200	1,229
NRG Energy, Inc.
5.25%, 6/15/29 (a)	675	728
Vistra Operations Co. LLC
5.63%, 2/15/27 (a)	500	528
		3,762
		195,645
Variable Rate Senior Loan Interests (4.3%)
Consumer, Cyclical (1.3%)
Commercial Vehicle Group, Inc., Term B
1 Month USD LIBOR + 6.00%, 8.04%, 4/12/23	592	595
	Face Amount (000)	Value (000)
Office Depot, Inc., Term B
1 Month USD LIBOR + 5.25%, 7.31%, 11/8/22	$276	$279
Playa Resorts Holding BV, Term B
1 Month USD LIBOR + 2.75%, 4.79%, 4/29/24	637	621
Thor Industries, Inc., Term B
1 Month USD LIBOR + 3.75%, 5.88%, 2/1/26	666	650
Topgolf International, Inc., Term B
1 Month USD LIBOR + 5.50%, 7.54%, 2/8/26	498	501
		2,646
Consumer, Non-Cyclical (1.0%)
Envision Healthcare Corp., 1st Lien Term
1 Month USD LIBOR + 3.75%, 5.79%, 10/10/25	993	813
Hearthside Food Solutions, LLC, Term B
1 Month USD LIBOR + 3.69%, 5.73%, 5/23/25	667	629
Wells Enterprises, Inc., Term B
1 Month USD LIBOR + 2.75%, 4.79%, 3/29/25	715	721
		2,163
Energy (0.2%)
Gavilan Resources, LLC, 2nd Lien Term
1 Month USD LIBOR + 6.00%, 8.04%, 3/1/24	1,000	452
Industrials (1.8%)
Airxcel, Inc., 1st Lien Term
1 Month USD LIBOR + 4.50%, 6.54%, 4/28/25	641	618
Associated Asphalt Partners LLC, Term B
1 Month USD LIBOR + 5.25%, 7.29%, 4/5/24	978	930
Cook & Boardman Group LLC, Term B
6 Month USD LIBOR + 5.75%, 8.37%, 10/17/25	690	687
SAExploration Holdings, Inc., Term Loan
Fixed + 10.00%, 12.50%, 1/2/20 (f)	500	470
Shape Technologies Group, Inc., Term Loan
3 Month USD LIBOR + 3.00%, 5.26%, 4/21/25	568	523

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Titan Acquisition Ltd., Term B
1 Month USD LIBOR + 3.00%, 5.04%, 3/28/25	$517	$498
		3,726
		8,987
Total Fixed Income Securities (Cost $206,841)		204,632
	Shares
Common Stocks (0.2%)
Auto Components (0.0%)
Exide Technologies (g)	592	—	@
Equity Real Estate Investment Trusts (REITs) (0.2%)
American Gilsonite Co. (g)	500	312
Machinery (0.0%)
Iracore International Holdings, Inc., Class A (g)(h)	470	—
Semiconductors & Semiconductor Equipment (0.0%)
UC Holdings, Inc. (f)(g)	2,826	71
Total Common Stocks (Cost $151)		383
Participation Note (0.0%)
Semiconductors & Semiconductor Equipment (0.0%)
UC Holdings, Inc. Equity Linked Notes, expires 9/23/20 (f)(g) (Cost $—)	2,802	2
Total Investments (99.1%) (Cost $206,992) (i)(j)		205,017
Other Assets in Excess of Liabilities (0.9%)		1,872
Net Assets (100.0%)		$206,889

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  When-issued security.

(c)  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)  Non-income producing security; bond in default.

(e)  Issuer in bankruptcy.

(f)  Security has been deemed illiquid at September 30, 2019.

(g)  Non-income producing security.

(h)  At September 30, 2019, the Fund held a fair valued security valued at $0, representing 0.00% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(i)  Securities are available for collateral in connection with purchase of a when-issued securities.

(j)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $207,116,000. The aggregate gross unrealized appreciation is approximately $6,207,000 and the aggregate gross unrealized depreciation is approximately $8,306,000, resulting in net unrealized depreciation of approximately $2,099,000.

@  Value is less than $500.

LIBOR  London Interbank Offered Rate.

PIK  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

REITs  Real Estate Investment Trusts

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	18.3%
Industrials	17.4
Consumer, Non-Cyclical	16.4
Other*	14.2
Communications	12.1
Energy	11.3
Finance	10.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $206,992)	$205,017
Interest Receivable	3,804
Receivable for Investments Sold	639
Receivable for Fund Shares Sold	125
Receivable from Affiliate	1
Other Assets	56
Total Assets	209,642
Liabilities:
Payable for Investments Purchased	2,329
Payable for Fund Shares Redeemed	140
Payable for Advisory Fees	110
Payable for Professional Fees	84
Payable for Sub Transfer Agency Fees — Class I	23
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Bank Overdraft	14
Payable for Administration Fees	14
Payable for Shareholder Services Fees — Class A	5
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	4
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	3
Other Liabilities	21
Total Liabilities	2,753
Net Assets	$206,889
Net Assets Consist of:
Paid-in-Capital	$210,227
Total Accumulated Loss	(3,338)
Net Assets	$206,889

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2019 (000)
CLASS I:
Net Assets	$176,483
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	18,052,442
Net Asset Value, Offering and Redemption Price Per Share	$9.78
CLASS A:
Net Assets	$24,401
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,500,402
Net Asset Value, Redemption Price Per Share	$9.76
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.33
Maximum Offering Price Per Share	$10.09
CLASS L:
Net Assets	$468
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	47,912
Net Asset Value, Offering and Redemption Price Per Share	$9.76
CLASS C:
Net Assets	$5,226
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	536,176
Net Asset Value, Offering and Redemption Price Per Share	$9.75
CLASS IS:
Net Assets	$301
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	30,764
Net Asset Value, Offering and Redemption Price Per Share	$9.78
CLASS IR:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,039
Net Asset Value, Offering and Redemption Price Per Share	$9.78

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$13,835
Dividends from Security of Affiliated Issuer (Note G)	47
Total Investment Income	13,882
Expenses:
Advisory Fees (Note B)	1,162
Sub Transfer Agency Fees — Class I	197
Sub Transfer Agency Fees — Class A	23
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	4
Administration Fees (Note C)	155
Professional Fees	147
Shareholder Services Fees — Class A (Note D)	52
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	55
Registration Fees	99
Pricing Fees	29
Shareholder Reporting Fees	27
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Custodian Fees (Note F)	16
Trustees' Fees and Expenses	9
Other Expenses	24
Expenses Before Non Operating Expenses	2,020
Bank Overdraft Expense	6
Total Expenses	2,026
Waiver of Advisory Fees (Note B)	(467)
Reimbursement of Class Specific Expenses — Class I (Note B)	(155)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	1,395
Net Investment Income	12,487
Realized Loss:
Investments Sold	(1,825)
Foreign Currency Translation	(— @)
Net Realized Loss	(1,825)
Change in Unrealized Appreciation (Depreciation):
Investments	(1,440)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(3,265)
Net Increase in Net Assets Resulting from Operations	$9,222

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$12,487	$9,593
Net Realized Gain (Loss)	(1,825)	112
Net Change in Unrealized Appreciation (Depreciation)	(1,440)	(2,337)
Net Increase in Net Assets Resulting from Operations	9,222	7,368
Dividends and Distributions to Shareholders:
Class I	(10,591)	(5,005)
Class A	(1,287)	(4,543)
Class L	(28)	(29)
Class C	(293)	(256)
Class IS	(54)	(54)
Class IR	(1)	(— @)
Total Dividends and Distributions to Shareholders	(12,254)	(9,887)
Capital Share Transactions:(1)
Class I:
Subscribed	86,572	118,172
Distributions Reinvested	10,572	4,999
Redeemed	(68,177)	(36,360)
Class A:
Subscribed	19,852	28,946
Distributions Reinvested	1,161	4,506
Redeemed	(26,116)	(70,803)
Class L:
Exchanged	5	94
Distributions Reinvested	27	28
Redeemed	(58)	(112)
Class C:
Subscribed	1,053	2,810
Distributions Reinvested	289	253
Redeemed	(1,820)	(761)
Class IS:
Subscribed	652	408
Distributions Reinvested	18	17
Redeemed	(1,224)	(105)
Class IR:
Subscribed	—	10 (a)
Distributions Reinvested	— @	—
Net Increase in Net Assets Resulting from Capital Share Transactions	22,806	52,102
Total Increase in Net Assets	19,774	49,583
Net Assets:
Beginning of Period	187,115	137,532
End of Period	$206,889	$187,115

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	9,003	11,855
Shares Issued on Distributions Reinvested	1,094	502
Shares Redeemed	(7,076)	(3,633)
Net Increase in Class I Shares Outstanding	3,021	8,724
Class A:
Shares Subscribed	2,058	2,908
Shares Issued on Distributions Reinvested	120	453
Shares Redeemed	(2,721)	(7,116)
Net Decrease in Class A Shares Outstanding	(543)	(3,755)
Class L:
Shares Exchanged	— @@	9
Shares Issued on Distributions Reinvested	3	3
Shares Redeemed	(6)	(11)
Net Increase (Decrease) in Class L Shares Outstanding	(3)	1
Class C:
Shares Subscribed	110	282
Shares Issued on Distributions Reinvested	30	25
Shares Redeemed	(189)	(76)
Net Increase (Decrease) in Class C Shares Outstanding	(49)	231
Class IS:
Shares Subscribed	67	40
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(125)	(10)
Net Increase (Decrease) in Class IS Shares Outstanding	(56)	32
Class IR:
Shares Subscribed	—	1 (a)
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IR Shares Outstanding	— @@	1

@  Amount is less than $500.

@@  Amount is less than 500 shares.

(a)  For the period June 15, 2018 through September 30, 2018.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.96		$10.15		$9.92		$9.80		$10.73
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.63		0.65		0.70		0.67		0.71
Net Realized and Unrealized Gain (Loss)	(0.19)		(0.16)		0.20		0.13		(0.92)
Total from Investment Operations	0.44		0.49		0.90		0.80		(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.62)		(0.68)		(0.67)		(0.68)		(0.66)
Net Realized Gain	—		—		—		—		(0.06)
Total Distributions	(0.62)		(0.68)		(0.67)		(0.68)		(0.72)
Net Asset Value, End of Period	$9.78		$9.96		$10.15		$9.92		$9.80
Total Return(3)	4.68%		5.01%		9.40%		8.72%		(2.10)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$176,483		$149,683		$64,007		$49,990		$13,255
Ratio of Expenses Before Expense Limitation	0.98%		1.00%		1.06%		1.02%		1.17%
Ratio of Expenses After Expense Limitation	0.65	%(4)	0.65	%(4)	0.66	%(4)	0.66	%(4)(5)	0.74	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.65	%(4)	0.65	%(4)	0.65	%(4)	N/A		N/A
Ratio of Net Investment Income	6.51	%(4)	6.49	%(4)	7.01	%(4)	7.09	%(4)(5)	6.88	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		39%		73%		74%		62%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.75% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.94		$10.13		$9.90		$9.78		$10.72
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.60		0.61		0.67		0.64		0.66
Net Realized and Unrealized Gain (Loss)	(0.20)		(0.16)		0.20		0.12		(0.92)
Total from Investment Operations	0.40		0.45		0.87		0.76		(0.26)
Distributions from and/or in Excess of:
Net Investment Income	(0.58)		(0.64)		(0.64)		(0.64)		(0.62)
Net Realized Gain	—		—		—		—		(0.06)
Total Distributions	(0.58)		(0.64)		(0.64)		(0.64)		(0.68)
Net Asset Value, End of Period	$9.76		$9.94		$10.13		$9.90		$9.78
Total Return(3)	4.28%		4.64%		9.04%		8.24%		(2.43)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,401		$30,242		$68,878		$59,139		$56,042
Ratio of Expenses Before Expense Limitation	1.23%		1.29%		1.34%		1.33%		1.53%
Ratio of Expenses After Expense Limitation	0.99	%(4)	1.00	%(4)	1.01	%(4)	1.02	%(4)(5)	1.10	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.99	%(4)	1.00	%(4)	1.00	%(4)	N/A		N/A
Ratio of Net Investment Income	6.17	%(4)	6.14	%(4)	6.65	%(4)	6.76	%(4)(5)	6.49	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		39%		73%		74%		62%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares. Prior to January 4, 2016, the maximum ratio was 1.10% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.94		$10.13		$9.91		$9.78		$10.72
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.57		0.59		0.64		0.62		0.64
Net Realized and Unrealized Gain (Loss)	(0.19)		(0.16)		0.19		0.13		(0.93)
Total from Investment Operations	0.38		0.43		0.83		0.75		(0.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.62)		(0.61)		(0.62)		(0.59)
Net Realized Gain	—		—		—		—		(0.06)
Total Distributions	(0.56)		(0.62)		(0.61)		(0.62)		(0.65)
Net Asset Value, End of Period	$9.76		$9.94		$10.13		$9.91		$9.78
Total Return(3)	4.06%		4.37%		8.75%		7.95%		(2.70)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$468		$504		$502		$628		$1,111
Ratio of Expenses Before Expense Limitation	1.86%		1.91%		1.90%		1.83%		1.84%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.25	%(4)	1.26	%(4)	1.28	%(4)(5)	1.35	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.25	%(4)	1.25	%(4)	1.25	%(4)	N/A		N/A
Ratio of Net Investment Income	5.93	%(4)	5.90	%(4)	6.40	%(4)	6.51	%(4)(5)	6.25	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		39%		73%		74%		62%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.35% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$9.93		$10.12		$9.89		$9.78		$10.39
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.52		0.54		0.59		0.57		0.24
Net Realized and Unrealized Gain (Loss)	(0.19)		(0.16)		0.20		0.12		(0.62)
Total from Investment Operations	0.33		0.38		0.79		0.69		(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.51)		(0.57)		(0.56)		(0.58)		(0.23)
Net Asset Value, End of Period	$9.75		$9.93		$10.12		$9.89		$9.78
Total Return(4)	3.55%		3.91%		8.24%		7.47%		(3.75	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,226		$5,811		$3,585		$2,908		$1,309
Ratio of Expenses Before Expense Limitation	1.98%		2.01%		2.09%		2.12%		2.15	%(9)
Ratio of Expenses After Expense Limitation	1.74	%(5)	1.73	%(5)	1.76	%(5)	1.77	%(5)(6)	1.84	%(5)(9)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.74	%(5)	1.73	%(5)	1.75	%(5)	N/A		N/A
Ratio of Net Investment Income	5.43	%(5)	5.41	%(5)	5.90	%(5)	6.00	%(5)(6)	5.60	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	42%		39%		73%		74%		62	%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.85% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

High Yield Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.96		$10.15		$9.92		$9.79		$10.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.64		0.65		0.69		0.67		0.69
Net Realized and Unrealized Gain (Loss)	(0.20)		(0.16)		0.21		0.14		(0.92)
Total from Investment Operations	0.44		0.49		0.90		0.81		(0.23)
Distributions from and/or in Excess of:
Net Investment Income	(0.62)		(0.68)		(0.67)		(0.68)		(0.66)
Net Realized Gain	—		—		—		—		(0.06)
Total Distributions	(0.62)		(0.68)		(0.67)		(0.68)		(0.72)
Net Asset Value, End of Period	$9.78		$9.96		$10.15		$9.92		$9.79
Total Return(3)	4.71%		5.04%		9.43%		8.75%		(2.17)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$301		$865		$560		$13,789		$574
Ratio of Expenses Before Expense Limitation	1.11%		1.15%		0.99%		0.93%		1.57%
Ratio of Expenses After Expense Limitation	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)(5)	0.72	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.62	%(4)	0.62	%(4)	0.62	%(4)	N/A		N/A
Ratio of Net Investment Income	6.55	%(4)	6.52	%(4)	6.93	%(4)	7.05	%(4)(5)	6.75	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		39%		73%		74%		62%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class IS shares. Prior to January 4, 2016, the maximum ratio was 0.72% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

High Yield Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended September 30, 2019		Period from June 15, 2018(1) to September 30, 2018
Net Asset Value, Beginning of Period	$9.96		$9.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.56		0.16
Net Realized and Unrealized Gain (Loss)	(0.12)		0.03
Total from Investment Operations	0.44		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.62)		(0.16)
Net Asset Value, End of Period	$9.78		$9.96
Total Return(3)	4.71%		1.92	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10		$10
Ratio of Expenses Before Expense Limitation	20.17%		18.62	%(7)
Ratio of Expenses After Expense Limitation	0.62	%(4)	0.62	%(4)(7)
Ratios of Expenses After Expense Limitation Excluding Non Operating Expenses	0.62	%(4)	0.62	%(4)(7)
Ratio of Net Investment Income	5.80	%(4)	5.75	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	42%		39	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than $0.005 per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Fund seeks total return. The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (5) when market quotations

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$195,645		$—		$195,645
Variable Rate Senior Loan Interests	—	8,987		—		8,987
Total Fixed Income Securities	—	204,632		—		204,632
Common Stocks
Auto Components	—	—	@	—		—	@
Equity Real Estate Investment Trusts (REITs)	—	312		—		312
Machinery	—	—		—	†	—
Semiconductors & Semiconductor Equipment	—	71		—		71
Total Common Stocks	—	383		—	†	383	†
Participation Note	—	2		—		2
Total Assets	$—	$205,017		$—	†	$205,017	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$24
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(24)
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2019	$(24)

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.25% for Class L shares, 1.75% for Class C shares, 0.62% for Class IS shares and 0.62% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2019, approximately $467,000 of advisory fees were waived and approximately $161,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $106,627,000 and $80,421,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended September 30, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2019, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2019 is as follows:

Affiliated Investment Company	Value September 30, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,170	$69,614	$78,784	$47
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2019 (000)
Liquidity Funds	$—	$—	$—

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$12,254	$9,887

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2019.

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,304	—

At September 30, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $621,000 and $1,897,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 70.5%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of High Yield Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Privacy Notice (unaudited)   April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

34

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
2788635 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Liquid Assets Prime Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/moneymarketfundsshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Investment Advisory Agreement Approval	19
Privacy Notice	21
Trustee and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/moneymarketfundsshareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Liquid Assets Prime Portfolio (the "Fund") performed during the period beginning May 29, 2019 (when the Fund commenced operations) and ended September 30, 2019.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

Liquid Assets Prime Portfolio

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 5/29/19-9/30/19.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Liquid Assets Prime Portfolio Wealth Class^	$1,000.00	$1,007.50	$1,016.20	$0.78	$0.79	0.23%
Liquid Assets Prime Portfolio Advisory Class^	1,000.00	1,007.50	1,016.20	0.78	0.79	0.23
Liquid Assets Prime Portfolio Class A^	1,000.00	1,006.70	1,015.36	1.64	1.64	0.48

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 124/365 (to reflect the actual days in the period).

**  Annualized.

^  The Fund commenced operations on May 29, 2019.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Liquid Assets Prime Portfolio

The Fund seeks preservation of capital, daily liquidity, and maximum current income.

Performance

For the period from Fund inception on May 29, 2019 through September 30, 2019, the Fund's Wealth Share Class and Advisory Class had a total return of 0.75%. For the seven-day period ended September 30, 2019, each of the Fund's Wealth Class and Advisory Class provided an annualized current yield of 1.98% (subsidized) and 1.27% (non-subsidized), while its 30-day moving average annualized yield was 2.08% (subsidized) and 1.42% (non-subsidized). For the period from Fund inception on May 29, 2019 through September 30, 2019, the Fund's Class A had a total return of 0.67%. For the seven-day period ended September 30, 2019, the Fund's Class A provided an annualized current yield of 1.73% (subsidized) and 1.02% (non-subsidized), while its 30-day moving average annualized yield was 1.83% (subsidized) and 1.17% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  At the conclusion of its May 1, 2019 meeting, as expected, the Federal Open Market Committee (FOMC or Committee) kept the range for the federal funds rate unchanged at 2.25% to 2.50%. The FOMC reiterated its intentions to remain "patient" as it decided the path of future policy adjustments. FOMC participants believed the most likely outcome for the U.S. economy would be sustained expansion of economic activity, with strong labor market conditions and inflation nearing its 2% target. Regarding economic conditions, Federal Reserve (Fed) Chairman Powell acknowledged that economic growth and job creation since the Fed's prior meeting in March 2019 had been stronger than anticipated. In addition, Chairman Powell highlighted that international risks had moderated since the beginning of 2019, as evidenced by some recent improvement in global economic data, a delayed Brexit and reports of some progress in U.S.-China trade negotiations. While the federal funds rate remained unchanged, the FOMC lowered the interest on excess reserves (IOER) by 0.05% to 2.35% from 2.40%. Chairman Powell noted the decrease in the IOER was a technical adjustment designed to control overnight rates in the fed funds market and should not be viewed as any change to overall monetary policy.

•  The Trump administration's decision on May 10, 2019 to raise tariffs to 25% on $200 billion of Chinese goods and the threat to levy further tariffs on another $300 billion of Chinese goods following the G20 meeting in June 2019 stoked concerns that the U.S.-China trade war could be longer and more pronounced than expected. The Trump administration's decision on May 29, 2019 to threaten Mexico with a 5% tariff only exacerbated these concerns and raised the specter of additional U.S. trade wars with other countries.

•  Fearing continued trade tensions could weaken economic growth, investors fled to U.S. Treasuries in May 2019. The Treasury yield curve flattened significantly, with the 2-, 5- and 10-year yields falling 34 basis points (bps), 37 bps and 38 bps, respectively, throughout the month, and the belly of the curve becoming inverted.i As of May 31, 2019, the 10-year Treasury bond was yielding 22 bps less than the 3-month Treasury bill. The 5-year Treasury bond was yielding 43 bps less than the 3-month Treasury bill as of the same date. Given this shift in sentiment, the market was pricing in at least two rate cuts by the Fed by the end of 2019.

•  At its June 18-19, 2019 meeting, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. While it kept policy rates unchanged, the FOMC removed the word "patient" in describing its approach to monetary policy and reiterated it remains ready to take appropriate action should economic uncertainties, such as international trade tensions, negatively impact global growth and inflation.

•  In its June 2019 updated "dot plot," the FOMC showed that 8 out of 17 officials expected lower rates by the end of 2019 — with 7 members anticipating 50 bps of easing. As a result, the average federal funds forecast for 2019 fell to 2.17% (down from 2.49% during the March 2019 FOMC meeting) while the median remained unchanged at 2.38%. Looking ahead, the median federal funds forecast for 2020 was lowered to 2.13% (down

i  Source for Treasury yields data shown in this report: Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Liquid Assets Prime Portfolio

from 2.63%) and the median forecast for 2021 was lowered to 2.38% (down from 2.63%).

•  While reconfirming its 2% inflation target, the Fed acknowledged a decline in near-term inflation expectations and cut its median Personal Consumption Expenditures (PCE) and core PCE inflation forecasts for 2019 to 1.5% and 1.8%, respectively. Gross domestic product (GDP) growth projections for 2019 remained unchanged while the unemployment rate was revised lower to 3.6% from 3.7%.

•  Subsequent to the June 2019 FOMC meeting, Fed Chairman Powell spoke on June 25 at the Council on Foreign Relations, where he reiterated economic crosscurrents have reemerged and risks to the baseline economic outlook have grown.

•  Citing weakening global growth and muted inflation pressures, the FOMC lowered the range for the federal funds rate by 0.25% to 2.00% to 2.25% at its July 2019 meeting. While acknowledging the U.S. economy and labor market remained strong, Fed Chairman Powell highlighted global uncertainties, including weaker growth in the European Union and China as risks to the outlook justifying the rate cut. The FOMC reiterated it would "act as appropriate to sustain the expansion," thus leaving the door open to potential future rate cuts if global economic growth continued to weaken. In addition to lowering the federal funds rate, the FOMC lowered the IOER rate by 0.25% to 2.10% and ended its balance sheet run-off program two months earlier than expected.

•  Second quarter 2019 GDP cooled to 2.1% as weaknesses were evident.ii Businesses showed wariness to expand and delayed investment decisions as uncertainties surrounding trade tension mounted. However, personal consumption remained strong and contributed a substantial share of economic growth. The labor market remained strong with the unemployment rate falling to 3.7% in June 2019.iii The pace of non-farm payrolls averaged 152,000 in the second quarter of 2019, down from the first quarter.

•  On August 1, 2019, President Trump announced the U.S. would impose a 10% tariff on the remaining $300 billion of Chinese imports starting September 1 after negotiations failed to make progress. China pledged to retaliate. The sharp decline in the value of the Chinese yuan that followed led the Trump administration to formally label China a currency manipulator.

•  The August 2019 employment data showed weaker-than-expected job gains with downward revisions to prior months, but wage growth was surprisingly stronger than expected. Comments from Fed Chairman Powell reflected the challenges of responding to an economy where the job market and the consumer remained strong but was facing headwinds such as the rising trade tensions compounded by a general slowdown in global growth.

•  At the September 2019 FOMC meeting, the Committee cut policy rates by 25 bps to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%. The Federal Reserve intervened with temporary open market operations and normalized the repo market for the remainder of September.

Management Strategies

•  We continue to remain cautious in our investment approach, focusing on securities with high liquidity and short durations. We believe this approach, together with our investment process, has put us in a favorable position to respond to market uncertainty and changes in monetary policy. Our management strategy for the portfolio remained consistent with our long-term focus on capital preservation and high liquidity.

ii  Source for GDP data shown in this report: U.S. Bureau of Economic Analysis

iii  Source for unemployment and non-farm payrolls data shown in this report: U.S. Bureau of Labor Statistics

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

Liquid Assets Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (2.0%)
International Bank (2.0%)
Credit Suisse AG 2.67%, 12/23/19 (Cost $1,000)	$1,000	$1,000
Commercial Paper (a) (14.3%)
Asset-Backed Insurance (3.9%)
MetLife Short Term Funding LLC
2.49%, 12/13/19	2,000	1,990
Diversified Financial Services (2.0%)
Ontario Teachers Financial Trust
2.54%, 1/2/20	1,000	994
International Banks (8.4%)
Banque Et Caisse
2.25%, 3/6/20	2,000	1,981
DZ Bank AG
2.15%, 12/19/19	750	746
Nationwide Building Society
2.32%, 1/21/20	500	496
Suncorp Group Ltd.
2.17%, 3/18/20	1,000	990
		4,213
Total Commercial Paper (Cost $7,197)		7,197
Corporate Bonds (6.1%)
Domestic Bank (1.0%)
Citibank NA
3.05%, 5/1/20	505	507
International Banks (5.1%)
BNP Paribas SA
2.38%, 5/21/20	1,000	1,002
Royal Bank of Canada
2.15%, 3/6/20	1,573	1,572
		2,574
Total Corporate Bonds (Cost $3,081)		3,081
Floating Rate Notes (b) (33.3%)
Domestic Banks (5.7%)
Citibank NA
3 Month USD LIBOR + 0.32%, 2.57%, 5/1/20	500	501
JP Morgan Securities LLC
3 Month USD LIBOR + 0.06%, 2.19%, 3/13/20 (c)	2,400	2,400
		2,901
International Banks (27.6%)
Bank of Nova Scotia
3 Month USD LIBOR + 0.22%, 2.38%, 12/23/19	2,400	2,401
Canadian Imperial Bank of Commerce
1 Month USD LIBOR + 0.25%, 2.28%, 6/15/20 (c)	1,000	1,000
Credit Agricole Corporate and Investment Bank
1 Month USD LIBOR + 0.10%, 2.14%, 12/9/19	2,400	2,400
	Face Amount (000)	Value (000)
DNB Bank ASA
1 Month USD LIBOR + 0.13%, 2.17%, 12/12/19 (c)	$1,000	$1,000
DNB Bank ASA
3 Month USD LIBOR + 0.22%, 2.40%, 2/10/20	1,460	1,461
Mizuho Bank Ltd.
1 Month USD LIBOR + 0.15%, 2.19%, 10/18/19	600	600
Nordea Bank AB
3 Month USD LIBOR + 0.47%, 2.59%, 5/29/20 (c)	2,000	2,005
Royal Bank of Canada
1 Month USD LIBOR + 0.18%, 2.23%, 6/11/20 (c)(d)	500	499
Sumitomo Mitsui Banking Corp.
1 Month USD LIBOR + 0.12%, 2.16%, 11/8/19	600	600
Svenska Handelsbanken AB
1 Month USD LIBOR + 0.25%, 2.29%, 6/24/20	500	500
Svenska Handelsbanken AB
3 Month USD LIBOR + 0.40%, 2.72%, 4/1/20	930	931
Toronto Dominion Bank
1 Month USD LIBOR + 0.27%, 2.32%, 6/23/20 (c)	500	500
		13,897
Total Floating Rate Notes (Cost $16,798)		16,798
Repurchase Agreements (43.9%)
ABN Amro Securities LLC, (1.92%, dated 9/30/19, due 10/1/19; proceeds $2,000; fully collateralized by a Corporate Bond, 5.80% due 2/14/39, a U.S. Government agency security, 3.00% due 8/1/49 and a U.S. Government obligation, 2.13% due 11/30/24 (e); valued at $2,060)	2,000	2,000
BMO Capital Markets Corp., (1.92%, dated 9/30/19, due 10/1/19; proceeds $1,500; fully collateralized by various Corporate Bonds, 1.63% - 4.02% due 10/24/19 - 12/5/24; valued at $1,575)	1,500	1,500
BMO Capital Markets Corp., (2.08%, (b) dated 9/20/19, due 12/13/19; proceeds $1,005; fully collateralized by various Corporate Bonds, 2.15% - 5.00% due 1/10/20 - 11/15/45; valued at $1,051) (Demand 10/7/19)	1,000	1,000
BNP Paribas Prime Brokerage, Inc., (2.05%, dated 9/30/19, due 10/1/19; proceeds $1,500; fully collateralized by various Corporate Bonds, 5.13% - 7.25% due 5/1/22 - 12/15/86 (e); valued at $1,661)	1,500	1,500
HSBC Securities USA, Inc., (2.02%, dated 9/30/19, due 10/1/19; proceeds $2,000; fully collateralized by a Corporate Bond, 5.13% due 6/15/39; valued at $2,100)	2,000	2,000

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Liquid Assets Prime Portfolio

	Face Amount (000)	Value (000)
JP Morgan Securities LLC, (2.37%, dated 9/30/19, due 10/1/19; proceeds $4,500; fully collateralized by various U.S. Government agency securities, 2.50% - 7.00% due 9/1/25 - 12/1/47 and U.S. Government obligations, 0.00% due 2/15/23 - 11/15/24; valued at $4,609)	$4,500	$4,500
Mizuho Securities USA LLC, (1.92%, dated 9/30/19, due 10/1/19; proceeds $1,800; fully collateralized by various Common Stocks; valued at $1,890)	1,800	1,800
Wells Fargo Securities LLC, (1.97%, dated 9/30/19, due 10/1/19; proceeds $500; fully collateralized by various Common Stocks and a Preferred Stock; valued at $525)	500	500
Wells Fargo Securities LLC, (2.53%, dated 9/20/19, due 12/19/19; proceeds $2,013; fully collateralized by various Corporate Bonds, 4.75% - 8.00% due 1/22/20 - 6/15/25; valued at $2,120)	2,000	2,000
Wells Fargo Securities LLC, (Interest in $1,165,000 joint repurchase agreement, 2.40% dated 9/30/19 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,165,078 on 10/1/19. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 12/1/48; valued at $1,199,950)	5,300	5,300
Total Repurchase Agreements (Cost $22,100)		22,100
Total Investments (99.6%) (Cost $50,176) (f)(g)		50,176
Other Assets in Excess of Liabilities (0.4%)		201
Net Assets (100.0%)		$50,377

(a)  The rates shown are the effective yields at the date of purchase.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of the security is subject to delayed delivery.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2019.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

LIBOR  London Interbank Offered Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	44.1%
Floating Rate Notes	33.5
Commercial Paper	14.3
Corporate Bonds	6.1
Other*	2.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Liquid Assets Prime Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $50,176)(1)	$50,176
Cash	145
Receivable for Investments Sold	500
Prepaid Offering Costs	87
Interest Receivable	65
Due from Adviser	55
Other Assets	14
Total Assets	51,042
Liabilities:
Payable for Investments Purchased	500
Payable for Offering Costs	118
Payable for Professional Fees	33
Payable for Custodian Fees	2
Payable for Transfer Agency Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Other Liabilities	11
Total Liabilities	665
Net Assets	$50,377
Net Assets Consist of:
Paid-in-Capital	$50,376
Total Distributable Earnings	1
Net Assets	$50,377
Wealth Class:
Net Assets	$30,226
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	30,225,438
Net Asset Value, Offering and Redemption Price Per Share	$1.00
Advisory Class:
Net Assets	$20,050
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	20,049,543
Net Asset Value, Offering and Redemption Price Per Share	$1.00
CLASS A:
Net Assets	$101
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	100,666
Net Asset Value, Offering and Redemption Price Per Share	$1.00
(1) Including: Repurchase Agreements, at Value	$22,100

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Liquid Assets Prime Portfolio

Statement of Operations	Period from May 29, 2019^ to September 30, 2019 (000)
Investment Income:
Interest	$415
Expenses:
Professional Fees	48
Offering Costs	45
Advisory Fees (Note B)	26
Shareholder Reporting Fees	9
Administration Fees (Note C)	9
Custodian Fees (Note F)	4
Transfer Agency Fees (Note E)	2
Shareholder Services Fees — Class A (Note D)	—	@
Trustees' Fees and Expenses	—	@
Pricing Fees	—	@
Other Expenses	—	@
Total Expenses	143
Waiver of Advisory Fees (Note B)	(26)
Expenses Reimbursed by Adviser (Note B)	(69)
Waiver of Administration Fees (Note C)	(9)
Net Expenses	39
Net Investment Income	376
Realized Gain:
Investments Sold	1
Net Increase in Net Assets Resulting from Operations	$377

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Liquid Assets Prime Portfolio

Statement of Changes in Net Assets	Period from May 29, 2019^ to September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$376
Net Realized Gain	1
Net Increase in Net Assets Resulting from Operations	377
Dividends and Distributions to Shareholders:
Wealth Class	(225)
Advisory Class	(150)
Class A	(1)
Total Dividends and Distributions to Shareholders	(376)
Capital Share Transactions:(1)
Wealth Class:
Subscribed	30,000
Distributions Reinvested	225
Redeemed	(— @)
Advisory Class:
Subscribed	19,900
Distributions Reinvested	150
Class A:
Subscribed	100
Distributions Reinvested	1
Net Increase in Net Assets Resulting from Capital Share Transactions	50,376
Total Increase in Net Assets	50,377
Net Assets:
Beginning of Period	—
End of Period	$50,377
(1) Capital Share Transactions:
Wealth Class:
Shares Subscribed	30,000
Shares Issued on Distributions Reinvested	225
Shares Redeemed	(— @@)
Net Increase in Wealth Class Shares Outstanding	30,225
Advisory Class:
Shares Subscribed	19,900
Shares Issued on Distributions Reinvested	150
Net Increase in Advisory Class Shares Outstanding	20,050
Class A:
Shares Subscribed	100
Shares Issued on Distributions Reinvested	1
Net Increase in Class A Shares Outstanding	101

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Liquid Assets Prime Portfolio

	Wealth Class
Selected Per Share Data and Ratios	Period from May 29, 2019(1) to September 30, 2019
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income(2)	0.007
Distributions from and/or in Excess of:
Net Investment Income	(0.007)
Net Asset Value, End of Period	$1.00
Total Return(3)	0.75	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,226
Ratio of Expenses Before Expense Limitation	0.84	%(5)
Ratio of Expenses After Expense Limitation	0.23	%(5)
Ratio of Net Investment Income	2.20	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Liquid Assets Prime Portfolio

	Advisory Class
Selected Per Share Data and Ratios	Period from May 29, 2019(1) to September 30, 2019
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income(2)	0.007
Distributions from and/or in Excess of:
Net Investment Income	(0.007)
Net Asset Value, End of Period	$1.00
Total Return(3)	0.75	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,050
Ratio of Expenses Before Expense Limitation	0.84	%(5)
Ratio of Expenses After Expense Limitation	0.23	%(5)

Ratio of Net Investment Income	2.20	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Liquid Assets Prime Portfolio

	Class A
Selected Per Share Data and Ratios	Period from May 29, 2019(1) to September 30, 2019
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income(2)	0.007
Distributions from and/or in Excess of:
Net Investment Income	(0.007)
Net Asset Value, End of Period	$1.00
Total Return(3)	0.67	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$101
Ratio of Expenses Before Expense Limitation	1.09	%(5)
Ratio of Expenses After Expense Limitation	0.48	%(5)

Ratio of Net Investment Income	1.95	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Liquid Assets Prime Portfolio. The Fund seeks preservation of capital, daily liquidity and maximum current income.

The Fund commenced operations on May 29, 2019 and offers three classes of shares — Wealth Class, Advisory Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities owned by the Fund are stated at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

2.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repur-

chase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the

14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$1,000	$—	$1,000
Commercial Paper	—	7,197	—	7,197
Corporate Bonds	—	3,081	—	3,081
Floating Rate Notes	—	16,798	—	16,798
Repurchase Agreements	—	22,100	—	22,100
Total Short-Term Investments	—	50,176	—	50,176
Total Assets	$—	$50,176	$—	$50,176

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

4.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where

15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.15% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.23% for Wealth Class shares, 0.23% for Advisory Class shares and 0.48% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the period ended September 30, 2019, approximately $26,000 of advisory fees were waived and approximately $69,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. For the period ended September 30, 2019, approximately $9,000 of administration fees were waived.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Class A shares.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provi-

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

sions of the Rule. For the period ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2019, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2019 was as follows:

2019 Distributions Paid From: Ordinary Income (000)
$376

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2019.

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$34	—

I. Other: At September 30, 2019, the Fund did not have record owners of 10% or greater.

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Liquid Asset Prime Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Liquid Asset Prime Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statements of operations and changes in net assets and the financial highlights for the period from May 29, 2019 (commencement of operations) through September 30, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Liquid Asset Prime Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations and the changes in its net assets and its financial highlights for the period from May 29, 2019 (commencement of operations) through September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Investment Advisory Agreement Approval

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and concluded that, since the Fund currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Fund under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Fund. The Board considered that the Fund requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Fund and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Fund and the structure of the proposed management fee schedule, which does not include breakpoints. The Board considered that the Fund's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

20

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

21

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/moneymarketfundsshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/moneymarketfundsshareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/moneymarketfundsshareholderreports or call toll free 1 (800) 548-7786.

27

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLAANN
2789945 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Short Duration Income Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Privacy Notice	36
Trustee and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Short Duration Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

Short Duration Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Income Portfolio Class I	$1,000.00	$1,020.00	$1,023.56	$1.52	$1.52	0.30%
Short Duration Income Portfolio Class A	1,000.00	1,018.70	1,022.31	2.78	2.79	0.55
Short Duration Income Portfolio Class L	1,000.00	1,018.70	1,021.06	4.05	4.05	0.80
Short Duration Income Portfolio Class C	1,000.00	1,016.10	1,018.55	6.57	6.58	1.30
Short Duration Income Portfolio Class IS	1,000.00	1,021.50	1,023.87	1.22	1.22	0.24

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Short Duration Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.93%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 4.64%; outperformed against the performance-linked benchmark, the Short Duration Income Blend Index, which returned 3.40%; and outperformed against the old benchmark, the ICE BofAML 1-Year U.S. Treasury Note Index, which returned 3.13%.i

Factors Affecting Performance

•  Government bond yields declined significantly over the period in the U.S. and throughout the world. After increasing the fed funds rate by 25 basis points (bps) in December 2018, the Federal Reserve (Fed) reversed course and signaled to the market that it would halt rate hikes. The Fed eventually cut rates by a total of 50 bps (so far) in 2019, as concerns mounted about trade wars and global economic growth. This helped relative performance, as the Fund had larger exposure to longer maturities, where yields declined the most. However, U.S. interest rate positioning detracted from performance. The Fund's interest rate exposures are managed, in part, using futures.

•  Declining government bond yields and loose monetary policy helped spur demand for good quality bonds that offered extra yield over government securities. The result was strong performance in most credit sectors. The Fund benefited from overweights to these better-performing credit sectors — namely, investment-grade corporates, asset-backed securities (ABS) and non-agency residential and commercial mortgage-backed securities.

•  During fiscal year 2019, the Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2019 fiscal year total return would have been 3.80% for Class I shares as of September 30, 2019. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Management Strategies

•  Global growth is likely to continue to be lower for the remainder of 2019. Central banks have become more accommodative, although divided, particularly in the U.S. and Europe. We expect that to continue as uncertainty in the geopolitical and economic landscape remains prevalent. Three major risks we see to the outlook are Brexit, U.S.-China trade disputes and weakness in the manufacturing and trade sectors undermining the consumer. In this context, we expect U.S. Treasury yields to remain well below 2%.

•  We remain constructive on corporate credit. While valuations have richened with the strong performance in 2019 to date, we see a number of signals that macro risk is rising. This includes risk of a hard Brexit, continued trade negotiations between the U.S. and China with no resolution and weak global manufacturing data overall. However, our base case does not call for a recession. Rather, we expect continued low global growth and low inflation, supported by low real rates and easy financial conditions.

•  In the securitized assets sector, we still have a positive fundamental credit outlook for U.S. residential and consumer credit conditions, though our enthusiasm has recently been tempered as concerns over a potential economic downturn become more pronounced.

i  Effective August 1, 2019, the Fund's primary benchmark index changed to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The Fund's Performance Linked benchmark, the Short Duration Income Blend Index, reflects the performance of the ICE BofAML 1-Year U.S. Treasury Note Index from the beginning of the fiscal period to July 31, 2019 and the performance of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index for the period thereafter to September 30, 2019.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index(1), the Short Duration Income Blend Index(2), the ICE BofAML 1-Year U.S. Treasury Note Index(3) and the Lipper Short Investment Grade Debt Funds Index(4)

	Period Ended September 30, 2019 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(11)
Fund — Class I Shares w/o sales charges(6)	3.93%	3.07%	2.62%	3.11%
Fund — Class A Shares w/o sales charges(7)	3.66	2.78	2.36	0.44
Fund — Class A Shares with maximum 1.00% sales charges(7)	2.65	2.57	2.26	0.36
Fund — Class L Shares w/o sales charges(8)	3.52	2.50	—	2.08
Fund — Class C Shares w/o sales charges(9)	3.01	—	—	2.30
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	2.01	—	—	2.30
Fund — Class IS Shares w/o sales charges(10)	3.98	—	—	4.19
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.64	1.59	1.52	3.92
Short Duration Income Blend Index	3.40	1.35	1.40	3.88
ICE BofAML 1-Year U.S. Treasury Note Index	3.13	1.12	0.79	—
Lipper Short Investment Grade Debt Funds Index	4.46	1.87	2.26	3.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charge and expenses.

(1)  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Bloomberg Barclays U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective August 1, 2019, the Fund's primary benchmark changed to Bloomberg Barclays 1-3 Year U.S. Government/Credit Index because the Adviser believes the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is a more appropriate benchmark for the Fund.

(2)  The Short Duration Income Blend Index is a performance linked benchmark of the old benchmarks represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit Index for periods from the Fund's inception to January 8, 2016,

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

and the ICE BofAML 1-Year U.S. Treasury Note Index from January 9, 2016 to July 31, 2019 and the new benchmark represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 1-Year U.S. Treasury Note Index tracks one-year U.S. government securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Investment Grade Debt Funds classification.

(5)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(6)  Commenced operations on March 31, 1992.

(7)  Commenced offering on September 28, 2007.

(8)  Commenced offering on April 27, 2012.

(9)  Commenced offering on April 30, 2015.

(10)  Commenced offering on January 11, 2016.

(11)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.4%)
Agency Adjustable Rate Mortgages (0.5%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
1 Year CMT + 2.18%, 4.69%, 6/1/38	$192	$203
1 Year CMT + 2.31%, 4.73%, 3/1/37	342	362
1 Year CMT + 2.31%, 4.81%, 7/1/38	309	327
1 Year CMT + 2.33%, 4.84%, 1/1/36	276	292
		1,184
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed) (0.1%)
Safina Ltd.
2.00%, 12/30/23	375	376
Agency Fixed Rate Mortgages (0.7%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.50%, 12/1/24	240	250
6.50%, 4/1/24	1	1
7.50%, 11/1/19 - 5/1/35	22	26
8.00%, 8/1/32	13	16
8.50%, 8/1/31	13	16
Federal National Mortgage Association,
Conventional Pools:
4.50%, 6/1/24 - 7/1/24	393	410
5.00%, 12/1/23 - 12/1/24	188	194
6.00%, 9/1/37	62	72
6.50%, 2/1/28 - 10/1/32	175	194
7.00%, 7/1/29 - 3/1/37	205	233
7.50%, 8/1/37	29	34
8.00%, 4/1/33	53	64
8.50%, 10/1/32	25	29
Government National Mortgage Association,
Various Pools:
6.00%, 11/15/38	99	113
8.50%, 7/15/30	42	46
		1,698
Asset-Backed Securities (15.1%)
Ally Auto Receivables Trust
1.75%, 12/15/21	450	449
American Express Credit Account Master Trust
2.00%, 4/15/25	2,140	2,152
Aqua Finance Trust
3.14%, 7/16/40 (a)	500	501
Avant Loans Funding Trust,
3.95%, 12/15/22 (a)	386	387
4.11%, 7/15/22 (a)	450	455
Bayview Opportunity Master Fund Trust
3.50%, 1/28/55 (a)(b)	237	241
BMW Vehicle Lease Trust
2.07%, 10/20/20	140	140
CarMax Auto Owner Trust
1.98%, 11/15/21	433	432
	Face Amount (000)	Value (000)
Consumer Loan Underlying Bond Credit Trust,
3.28%, 7/15/26 (a)	$845	$851
4.07%, 7/15/25 (a)	283	288
Credit Suisse ABS Trust
4.28%, 7/25/24 (a)	378	380
FCI Funding 2019-1 LLC
3.63%, 2/18/31 (a)	390	393
Finance of America Structured Securities Trust
3.81%, 4/25/29 (a)(b)	475	481
Foundation Finance Trust,
3.30%, 7/15/33 (a)	316	317
3.86%, 11/15/34 (a)	544	557
FREED ABS Trust,
3.87%, 6/18/26 (a)	500	509
4.61%, 10/20/25 (a)	560	576
GCAT LLC
3.84%, 6/25/48 (a)	238	239
GM Financial Automobile Leasing Trust
3.06%, 6/21/21	280	281
GM Financial Consumer Automobile Receivables Trust
2.81%, 12/16/22	1,330	1,343
Gracechurch Card Funding PLC
1 Month USD LIBOR + 0.40%, 2.43%, 7/15/22 (a)(b)	627	627
Hyundai Auto Receivables Trust
1.77%, 1/18/22	546	546
Mercedes-Benz Auto Receivables Trust
1.94%, 3/15/24	860	862
MFA LLC,
3.35%, 11/25/47 (a)	508	511
3.88%, 5/25/48 (a)	627	633
4.16%, 7/25/48 (a)	514	519
Nationstar HECM Loan Trust,
4.17%, 7/25/28 (a)(b)	650	655
4.35%, 11/25/28 (a)(b)	700	709
New Residential Advance Receivables Trust
3.06%, 8/15/53 (a)	665	664
Nissan Auto Receivables Owner Trust
1.75%, 10/15/21	613	612
North Carolina State Education Assistance Authority
3 Month USD LIBOR + 0.80%, 3.08%, 7/25/25 (b)	141	141
NRZ Advance Receivables Trust
3.33%, 7/15/52 (a)	400	402
NRZ Excess Spread-Collateralized Notes,
4.37%, 1/25/23 (a)	320	322
4.59%, 2/25/23 (a)	465	469
Oak Hill Advisors Residential Loan Trust,
3.00%, 6/25/57 - 7/25/57 (a)	126	127

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Option One Mortgage Loan Trust Asset-Backed Certificates
1 Month USD LIBOR + 0.50%, 2.54%, 8/20/30 (b)	$103	$103
OSCAR US Funding Trust VII LLC
1 Month USD LIBOR + 0.65%, 2.70%, 11/10/20 (a)(b)	5	5
OSCAR US Funding Trust VIII LLC
2.91%, 4/12/21 (a)	66	67
Oscar US Funding X LLC
3.18%, 5/10/23 (a)	830	847
Oscar US Funding XI LLC
2.49%, 8/10/22 (a)	350	351
PFS Financing Corp.,
2.57%, 7/15/22 (a)	460	459
2.74%, 10/17/22 (a)	440	440
2.86%, 4/15/24 (a)	230	234
2.89%, 2/15/23 (a)	275	278
3.19%, 4/17/23 (a)	300	305
3.52%, 10/15/23 (a)	162	166
Pretium Mortgage Credit Partners LLC
4.83%, 9/25/58 (a)	422	425
Prosper Marketplace Issuance Trust,
3.36%, 11/15/23 (a)	179	179
3.59%, 7/15/25 (a)	700	706
3.90%, 6/17/24 (a)	630	632
3.96%, 10/15/24 (a)	538	544
PRPM LLC,
3.75%, 4/25/23 (a)(b)	365	367
3.97%, 4/25/24 (a)	752	760
4.00%, 8/25/23 (a)(b)	260	261
RCO V Mortgage LLC,
4.00%, 5/25/23 (a)	452	454
4.46%, 10/25/23 (a)	455	460
RMF Buyout Issuance Trust
4.45%, 11/25/28 (a)(b)	700	701
Small Business Lending Trust
2.85%, 7/15/26 (a)	350	350
Sofi Consumer Loan Program Trust,
3.14%, 2/25/27 (a)	400	402
3.35%, 4/26/27 (a)	325	328
3.67%, 8/25/27 (a)	700	710
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
4.16%, 10/17/50 (a)	160	162
Stanwich Mortgage Loan Trust
4.50%, 10/18/23 (a)	415	419
TLF National Tax Lien Trust
3.09%, 12/15/29 (a)	217	217
Towd Point Mortgage Trust,
1 Month USD LIBOR + 0.60%, 2.62%, 2/25/57 (a)(b)	363	363
2.75%, 4/25/57 (a)(b)	112	113
	Face Amount (000)	Value (000)
Upgrade Receivables Trust,
4.09%, 3/15/25 (a)	$300	$304
4.53%, 11/15/24 (a)	650	656
Upstart Securitization Trust,
3.73%, 9/20/29 (a)	850	855
3.89%, 8/20/25 (a)	176	176
4.45%, 12/22/25 (a)	350	352
Vericrest Opportunity Loan Trust
3.35%, 9/25/49 (a)	841	846
Verizon Owner Trust,
1.68%, 5/20/21 (a)	110	110
2.06%, 9/20/21 (a)	172	172
1 Month USD LIBOR + 0.27%, 2.31%, 4/20/22 (a)(b)	190	190
2.93%, 9/20/23	600	611
VOLT LXII LLC
3.13%, 9/25/47 (a)	258	259
VOLT LXIV LLC
3.38%, 10/25/47 (a)	719	722
VOLT LXIX LLC
4.21%, 8/25/48 (a)	395	397
VOLT LXV LLC
3.75%, 4/25/48 (a)	411	413
VOLT LXX LLC
4.11%, 9/25/48 (a)	195	196
VOLT LXXI LLC
3.97%, 9/25/48 (a)	241	243
VOLT LXXII LLC
4.21%, 10/26/48 (a)	509	512
VOLT LXXIII LLC
4.46%, 10/25/48 (a)	601	605
VOLT LXXV LLC
4.34%, 1/25/49 (a)	424	428
VOLT LXXX LLC
3.23%, 10/25/49 (a)	600	602
		39,228
Collateralized Mortgage Obligations — Agency Collateral Series (0.7%)
Federal Home Loan Mortgage Corporation,
1.78%, 10/25/20	30	30
3.03%, 10/25/20 (b)	472	475
REMIC
7.50%, 9/15/29	414	477
Government National Mortgage Association,
REMIC
1 Month USD LIBOR + 0.50%, 2.73%, 3/20/61 (b)	110	110
1 Month USD LIBOR + 0.56%, 2.79%, 9/20/62 (b)	646	648
		1,740
Commercial Mortgage-Backed Securities (0.4%)
Hudsons Bay Simon JV Trust
1 Month USD LIBOR + 1.83%, 4.08%, 8/5/34 (a)(b)	185	186

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Velocity Commercial Capital Loan Trust
1 Month USD LIBOR + 1.80%, 3.82%, 10/25/46 (b)	$79	$79
VMC Finance 2019-FL3 LLC
1 Month USD LIBOR + 2.05%, 4.25%, 9/15/36 (a)(b)(c)	800	802
		1,067
Corporate Bonds (70.2%)
Energy (1.2%)
Midwest Connector Capital Co. LLC
3.63%, 4/1/22 (a)	475	487
MPLX LP
3 Month USD LIBOR + 0.90%, 3.00%, 9/9/21 (b)	1,300	1,305
Occidental Petroleum Corp.
2.70%, 8/15/22	1,225	1,237
		3,029
Finance (31.8%)
ABN AMRO Bank NV
3.40%, 8/27/21 (a)	650	664
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.30%, 1/23/23	1,260	1,286
American Express Co.,
3.00%, 2/22/21	700	709
3.38%, 5/17/21	1,050	1,071
3.70%, 11/5/21	665	687
American Honda Finance Corp.
2.15%, 9/10/24	1,200	1,196
Anthem, Inc.
3.50%, 8/15/24	1,200	1,258
ANZ New Zealand Int'l Ltd.
2.20%, 7/17/20 (a)	680	681
Australia & New Zealand Banking Group Ltd.
2.25%, 11/9/20	1,450	1,454
Bank of America Corp.,
MTN
3.30%, 1/11/23	2,500	2,585
Bank of Montreal,
2.90%, 3/26/22	1,030	1,050
Series D
3.10%, 4/13/21	990	1,007
Bank of New York Mellon (The)
3 Month USD LIBOR + 0.28%, 2.41%, 6/4/21 (b)	1,420	1,421
Bank of New York Mellon Corp. (The),
MTN
2.45%, 11/27/20	525	528
Bank of Nova Scotia (The)
3.40%, 2/11/24	1,225	1,280
BB&T Corp.
3.20%, 9/3/21	610	623
	Face Amount (000)	Value (000)
BBVA USA
3.50%, 6/11/21	$925	$941
BPCE SA,
4.00%, 9/12/23 (a)	1,200	1,266
MTN
2.25%, 1/27/20	600	600
Canadian Imperial Bank of Commerce,
Series BKTN
2.10%, 10/5/20	840	841
Capital One Financial Corp.
3.20%, 1/30/23	2,500	2,567
Caterpillar Financial Services Corp.,
3.35%, 12/7/20	1,000	1,015
Series I
3 Month USD LIBOR + 0.39%, 2.51%, 5/17/21 (b)	1,250	1,253
Cigna Corp.
3.75%, 7/15/23	800	838
Citigroup, Inc.
3.88%, 10/25/23	2,400	2,543
Citizens Bank NA/Providence
3.25%, 2/14/22	575	589
Commonwealth Bank of Australia
2.25%, 3/10/20 (a)	1,350	1,351
Cooperatieve Rabobank UA
3.13%, 4/26/21	640	651
Credit Suisse AG
3.00%, 10/29/21	1,140	1,160
DBS Group Holdings Ltd.
2.85%, 4/16/22 (a)	360	365
Deutsche Bank AG,
2.70%, 7/13/20	750	749
4.25%, 2/4/21	650	657
DNB Bank ASA
2.13%, 10/2/20 (a)	700	701
Fifth Third Bank
2.20%, 10/30/20	850	852
Glencore Finance Canada Ltd.
4.95%, 11/15/21 (a)	1,200	1,256
Goldman Sachs Group, Inc. (The),
3.63%, 1/22/23	1,275	1,327
5.75%, 1/24/22	1,150	1,239
HSBC Holdings PLC
3.60%, 5/25/23	2,250	2,343
Jackson National Life Global Funding
2.20%, 1/30/20 (a)	2,450	2,451
John Deere Capital Corp.
3.20%, 1/10/22	530	545
JPMorgan Chase & Co.
2.97%, 1/15/23	2,550	2,597
Lloyds Bank PLC
3.30%, 5/7/21	1,350	1,373

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Manufacturers & Traders Trust Co.
2.10%, 2/6/20	$560	$560
Marsh & McLennan Cos., Inc.
3.50%, 12/29/20	380	386
MassMutual Global Funding II
1.95%, 9/22/20 (a)	560	560
Metropolitan Life Global Funding I,
1.95%, 9/15/21 (a)	1,250	1,251
2.40%, 6/17/22 (a)	2,415	2,436
National Australia Bank Ltd.
3.70%, 11/4/21	2,240	2,314
National Bank of Canada
2.15%, 6/12/20	1,230	1,231
New York Life Global Funding,
2.00%, 4/13/21 (a)	1,225	1,226
2.25%, 7/12/22 (a)	470	474
2.95%, 1/28/21 (a)	350	355
PACCAR Financial Corp.
2.65%, 5/10/22	1,175	1,194
PNC Bank NA,
2.45%, 11/5/20	1,100	1,105
2.50%, 1/22/21	960	966
Principal Life Global Funding II
2.15%, 1/10/20 (a)	1,425	1,425
Protective Life Global Funding
2.70%, 11/25/20 (a)	525	528
Royal Bank of Canada,
2.15%, 10/26/20	900	902
2.80%, 4/29/22	1,220	1,243
3.20%, 4/30/21	670	683
Santander UK Group Holdings PLC
2.88%, 10/16/20	200	201
Santander UK PLC
3.40%, 6/1/21	1,370	1,394
Skandinaviska Enskilda Banken AB,
2.30%, 3/11/20	530	530
3.05%, 3/25/22 (a)	1,230	1,256
Suncorp-Metway Ltd.
2.38%, 11/9/20 (a)	670	672
SunTrust Bank
2.80%, 5/17/22	550	560
Svenska Handelsbanken AB,
1.95%, 9/8/20	990	990
3.35%, 5/24/21	660	674
Synchrony Bank
3.00%, 6/15/22	650	659
Toronto-Dominion Bank (The)
3.25%, 6/11/21	610	623
UBS AG
2.45%, 12/1/20 (a)	600	603
United Overseas Bank Ltd.
3.20%, 4/23/21 (a)	340	345
	Face Amount (000)	Value (000)
UnitedHealth Group, Inc.
2.70%, 7/15/20	$500	$503
US Bank NA
3.00%, 2/4/21	835	846
Wells Fargo & Co.
3.07%, 1/24/23	1,900	1,936
Westpac Banking Corp.,
2.65%, 1/25/21	1,025	1,033
2.80%, 1/11/22	1,050	1,068
		82,302
Industrials (34.4%)
3M Co.
1.75%, 2/14/23	1,250	1,246
AbbVie, Inc.
2.50%, 5/14/20	575	576
Alimentation Couche-Tard, Inc.,
2.35%, 12/13/19 (a)	660	660
2.70%, 7/26/22 (a)	800	806
Allergan Funding SCS
3.00%, 3/12/20	835	837
Altria Group, Inc.
3.49%, 2/14/22	375	385
Amazon.com, Inc.
1.90%, 8/21/20	900	901
American Honda Finance Corp.
1.65%, 7/12/21	1,047	1,042
Amgen, Inc.
1.85%, 8/19/21	730	728
Analog Devices, Inc.,
2.85%, 3/12/20	230	231
2.95%, 1/12/21	1,175	1,184
Apple, Inc.
1.70%, 9/11/22	1,030	1,029
AT&T, Inc.
3.80%, 3/1/24	2,450	2,591
BAT International Finance PLC
2.75%, 6/15/20 (a)	450	451
Bayer US Finance II LLC
3.50%, 6/25/21 (a)	330	337
Bayer US Finance LLC
2.38%, 10/8/19 (a)	600	600
Becton Dickinson and Co.
2.68%, 12/15/19	80	80
Biogen, Inc.
2.90%, 9/15/20	525	529
BMW US Capital LLC,
2.15%, 4/6/20 (a)	400	400
2.95%, 4/14/22 (a)	770	786
BP Capital Markets PLC,
2.32%, 2/13/20	400	400
3 Month USD LIBOR + 0.25%, 2.38%, 11/24/20 (b)	850	851

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Bristol-Myers Squibb Co.,
2.60%, 5/16/22 (a)	$1,125	$1,141
2.90%, 7/26/24 (a)	560	578
Caterpillar Financial Services Corp.,
2.95%, 2/26/22	825	845
3.15%, 9/7/21	790	807
Celgene Corp.,
2.25%, 8/15/21	1,225	1,225
2.88%, 8/15/20	525	528
Cigna Corp.
3.40%, 9/17/21	1,100	1,125
Comcast Corp.
3.45%, 10/1/21	2,400	2,472
Crown Castle International Corp.
3.40%, 2/15/21	1,000	1,014
CVS Health Corp.
3.70%, 3/9/23	2,450	2,552
Daimler Finance North America LLC,
2.30%, 1/6/20 (a)	325	325
2.55%, 8/15/22 (a)	1,210	1,215
2.85%, 1/6/22 (a)	1,110	1,124
3.75%, 11/5/21 (a)	295	303
Danone SA
1.69%, 10/30/19 (a)	875	875
Dell International LLC/EMC Corp.
4.42%, 6/15/21 (a)	1,190	1,227
Delta Air Lines, Inc.
2.88%, 3/13/20	575	576
Deutsche Telekom International Finance BV
1.95%, 9/19/21 (a)	1,260	1,252
Diageo Capital PLC Co.
2.13%, 10/24/24	1,350	1,350
Dominion Energy Gas Holdings LLC
2.50%, 12/15/19	825	825
DR Horton, Inc.
2.55%, 12/1/20	480	482
Eastman Chemical Co.
3.50%, 12/1/21	600	614
EMD Finance LLC
2.40%, 3/19/20 (a)	575	575
Enterprise Products Operating LLC,
2.55%, 10/15/19	325	325
2.80%, 2/15/21	780	788
Ford Motor Credit Co., LLC,
2.68%, 1/9/20	725	725
3.34%, 3/18/21	1,750	1,759
Fox Corp.
3.67%, 1/25/22 (a)	330	341
General Dynamics Corp.
2.88%, 5/11/20	410	412
General Electric Co.
5.50%, 1/8/20	1,200	1,209
	Face Amount (000)	Value (000)
General Motors Co.
3 Month USD LIBOR + 0.80%, 3.01%, 8/7/20 (b)	$950	$952
Gilead Sciences, Inc.
2.55%, 9/1/20	500	502
Glencore Funding LLC
3.00%, 10/27/22 (a)	1,275	1,289
Hewlett Packard Enterprise Co.
2.10%, 10/4/19 (a)	800	800
Hyundai Capital America,
2.55%, 4/3/20 (a)	175	175
2.60%, 3/19/20 (a)	325	325
International Business Machines Corp.
3.00%, 5/15/24	2,665	2,765
JM Smucker Co. (The)
2.50%, 3/15/20	225	225
Keurig Dr Pepper, Inc.
3.55%, 5/25/21	930	950
Kinder Morgan, Inc.,
3.05%, 12/1/19	650	650
5.00%, 2/15/21 (a)	1,170	1,209
Kroger Co. (The),
2.60%, 2/1/21	1,175	1,180
2.95%, 11/1/21	1,260	1,280
Lockheed Martin Corp.
2.50%, 11/23/20	225	226
Lowe's Cos., Inc.
3.13%, 9/15/24	1,230	1,277
Marriott International, Inc.,
3 Month USD LIBOR + 0.65%, 2.75%, 3/8/21 (b)	520	522
2.88%, 3/1/21	1,235	1,246
McDonald's Corp.,
MTN
2.20%, 5/26/20	550	551
Mead Johnson Nutrition Co.
3.00%, 11/15/20	175	177
Mondelez International Holdings Netherlands BV,
2.00%, 10/28/21 (a)	1,275	1,273
2.13%, 9/19/22 (a)	1,160	1,158
2.25%, 9/19/24 (a)	950	946
Nissan Motor Acceptance Corp.
3.15%, 3/15/21 (a)	590	596
Northrop Grumman Corp.,
2.08%, 10/15/20	580	580
3.50%, 3/15/21	1,220	1,243
Novartis Capital Corp.
1.80%, 2/14/20	475	475
PayPal Holdings, Inc.
2.40%, 10/1/24	1,300	1,309
Philip Morris International, Inc.
2.88%, 5/1/24	1,250	1,283

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Ryder System, Inc.,
MTN
2.65%, 3/2/20	$125	$125
Schlumberger Finance Canada Ltd.
2.20%, 11/20/20 (a)	410	410
Seven & i Holdings Co., Ltd.
3.35%, 9/17/21 (a)	1,750	1,787
Siemens Financieringsmaatschappij N.V.
2.15%, 5/27/20 (a)	550	550
Southwest Airlines Co.
2.75%, 11/6/19	600	600
Starbucks Corp.
2.10%, 2/4/21	2,580	2,583
Takeda Pharmaceutical Co. Ltd.
4.00%, 11/26/21 (a)	2,125	2,200
Thermo Fisher Scientific, Inc.
3.60%, 8/15/21	2,425	2,487
Toyota Motor Credit Corp.
2.95%, 4/13/21	920	935
Tyco Electronics Group SA
3 Month USD LIBOR + 0.45%, 2.58%, 6/5/20 (b)	700	701
Union Pacific Corp.
2.25%, 6/19/20	550	550
United Technologies Corp.
3.10%, 6/1/22	930	959
Verizon Communications, Inc.
3.45%, 3/15/21	1,225	1,252
Volkswagen Group of America Finance LLC,
2.40%, 5/22/20 (a)	550	550
2.70%, 9/26/22 (a)	1,420	1,428
3.88%, 11/13/20 (a)	755	767
Walt Disney Co. (The)
1.65%, 9/1/22	690	689
		88,976
Utilities (2.8%)
Berkshire Hathaway Energy Co.
2.38%, 1/15/21	375	377
DTE Energy Co.
1.50%, 10/1/19	425	425
Florida Power & Light Co.
3 Month USD LIBOR + 0.40%, 2.64%, 5/6/22 (b)	950	950
NextEra Energy Capital Holdings, Inc.
2.40%, 9/1/21	1,550	1,560
Public Service Enterprise Group, Inc.
1.60%, 11/15/19	250	250
Sempra Energy
2.40%, 3/15/20	600	600
Southern Co. (The),
2.35%, 7/1/21	1,225	1,229
2.95%, 7/1/23	1,260	1,287
	Face Amount (000)	Value (000)
Southern Power Co.,
Series D
1.95%, 12/15/19	$675	$675
		7,353
		181,660
Mortgages — Other (4.9%)
Cascade Funding Mortgage Trust
4.00%, 10/25/68 (a)(b)	613	634
CHL Mortgage Pass-Through Trust
5.50%, 5/25/34	121	126
CIM Trust
3.00%, 4/25/57 (a)(b)	490	493
Federal Home Loan Mortgage Corporation,
1 Month USD LIBOR + 0.55%, 2.57%, 4/25/30 (b)	31	32
1 Month USD LIBOR + 1.20%, 3.22%, 10/25/29 (b)	192	193
Federal National Mortgage Association,
1 Month USD LIBOR + 1.30%, 3.32%, 4/25/29 - 7/25/29 (b)	314	314
1 Month USD LIBOR + 1.45%, 3.47%, 1/25/29 (b)	38	38
FMC GMSR Issuer Trust
4.23%, 9/25/24 (a)(b)	900	900
Galton Funding Mortgage Trust,
3.50%, 11/25/57 (a)(b)	419	425
4.00%, 2/25/59 (a)(b)	326	331
GCAT Trust
2.65%, 10/25/68 (a)(b)	541	544
Gosforth Funding PLC
3 Month USD LIBOR + 0.45%, 2.58%, 8/25/60 (a)(b)	287	286
Government National Mortgage Association,
2.71%, 5/20/63 (b)	91	91
1 Month USD LIBOR + 0.60%, 2.83%, 1/20/64 (b)	224	225
2.94%, 5/20/62 (b)	44	44
Headlands Residential LLC
3.97%, 6/25/24 (a)	200	202
Lanark Master Issuer PLC,
3 Month USD LIBOR + 0.42%, 2.57%, 12/22/69 (a)(b)	684	683
2.90%, 12/22/69 (a)(b)	478	479
New Residential Mortgage Loan Trust,
3.75%, 5/28/52 - 8/25/55 (a)(b)	308	319
4.00%, 9/25/57 (a)(b)	529	547
NRPL Trust
4.25%, 7/25/67 (a)(b)	645	649
OBX Trust
4.00%, 11/25/48 (a)(b)	480	487
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
Pepper Residential Securities Trust,
1 Month USD LIBOR + 0.88%, 2.91%, 1/16/60 (a)(b)	$613	$614
1 Month USD LIBOR + 0.95%, 2.99%, 8/18/60 (a)(b)	628	629
3.64%, 6/20/60 (a)(b)	712	713
Preston Ridge Partners Mortgage
4.50%, 1/25/24 (a)	654	661
Resimac,
Series 19-2A
3.08%, 2/10/51 (a)(b)	800	801
RESIMAC Bastille Trust
1 Month USD LIBOR + 0.85%, 2.92%, 12/5/59 (a)(b)	494	495
Sequoia Mortgage Trust
1 Month USD LIBOR + 0.62%, 2.66%, 8/20/34 (b)	190	191
VCAT Asset Securitization, LLC
4.36%, 2/25/49 (a)	646	653
		12,799
Sovereign (0.3%)
Korea Development Bank (The),
3 Month USD LIBOR + 0.45%, 2.58%, 2/27/20 (b)	320	320
3.00%, 3/19/22	410	418
		738
U.S. Treasury Security (2.5%)
U.S. Treasury Notes
1.63%, 8/31/22	6,350	6,357
Total Fixed Income Securities (Cost $245,189)		246,847
	Shares
Short-Term Investments (7.5%)
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $10,033)	10,033,274	10,033
	Face Amount (000)
U.S. Treasury Securities (1.4%)
U.S. Treasury Bill,
2.04%, 10/22/19 (d)	$1,175	1,174
2.35%, 11/21/19 (d)	1,350	1,345
U.S. Treasury Note
1.00%, 11/30/19	1,100	1,098
Total U.S. Treasury Securities (Cost $3,617)		3,617
Commercial Paper (2.2%)
Automobile (0.4%)
VW Credit, Inc.
2.58%, 4/1/20 (e)	1,200	1,186
	Face Amount (000)	Value (000)
International Banks (1.8%)
Reckitt Benckiser Treasury Services PLC,
2.45%, 2/6/20 (e)	$2,500	$2,480
2.56%, 6/12/20 (e)	2,180	2,143
		4,623
Total Commercial Paper (Cost $5,806)		5,809
Total Short-Term Investments (Cost $19,456)		19,459
Total Investments (102.9%) (Cost $264,645) (f)(g)		266,306
Liabilities in Excess of Other Assets (–2.9%)		(7,439)
Net Assets (100.0%)		$258,867

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2019.

(e)  The rates shown are the effective yields at the date of purchase.

(f)  Securities are available for collateral in connection with purchase of when-issued security and futures contracts.

(g)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $264,412,000. The aggregate gross unrealized appreciation is approximately $1,515,000 and the aggregate gross unrealized depreciation is approximately $421,000, resulting in net unrealized appreciation of approximately $1,094,000.

CMT  Constant Maturity Treasury Note Rate.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	417	Dec-19	$83,400	$89,864	$(282)
Short:
U.S. Treasury 5 yr. Note	214	Dec-19	(21,400)	(25,498)	46
					$(236)

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	33.4%
Finance	30.9
Asset-Backed Securities	14.7
Other*	13.7
Short-Term Investments	7.3
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $115,362,000 and net unrealized depreciation of approximately $236,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Short Duration Income Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $254,612)	$256,273
Investment in Security of Affiliated Issuer, at Value (Cost $10,033)	10,033
Total Investments in Securities, at Value (Cost $264,645)	266,306
Cash	7
Interest and Paydown Receivable	1,345
Receivable for Fund Shares Sold	50
Due from Adviser	18
Receivable from Affiliate	7
Other Assets	68
Total Assets	267,801
Liabilities:
Payable for Investments Purchased	8,515
Payable for Fund Shares Redeemed	205
Payable for Professional Fees	69
Payable for Trustees' Fees and Expenses	43
Payable for Sub Transfer Agency Fees — Class I	17
Payable for Sub Transfer Agency Fees — Class A	10
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	17
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	17
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	3
Payable for Variation Margin on Futures Contracts	3
Other Liabilities	33
Total Liabilities	8,934
Net Assets	$258,867
Net Assets Consist of:
Paid-in-Capital	$259,251
Total Accumulated Loss	(384)
Net Assets	$258,867

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Short Duration Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2019 (000)
CLASS I:
Net Assets	$174,909
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	21,224,961
Net Asset Value, Offering and Redemption Price Per Share	$8.24
CLASS A:
Net Assets	$83,111
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,058,835
Net Asset Value, Redemption Price Per Share	$8.26
Maximum Sales Load	1.00%
Maximum Sales Charge	$0.08
Maximum Offering Price Per Share	$8.34
CLASS L:
Net Assets	$795
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	96,423
Net Asset Value, Offering and Redemption Price Per Share	$8.24
CLASS C:
Net Assets	$36
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,434
Net Asset Value, Offering and Redemption Price Per Share	$8.22
CLASS IS:
Net Assets	$16
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,941
Net Asset Value, Offering and Redemption Price Per Share	$8.24

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Short Duration Income Portfolio

Statement of Operations	Year Ended September 30, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$6,382
Dividends from Security of Affiliated Issuer (Note G)	143
Total Investment Income	6,525
Expenses:
Advisory Fees (Note B)	457
Shareholder Services Fees — Class A (Note D)	183
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Administration Fees (Note C)	183
Sub Transfer Agency Fees — Class I	101
Sub Transfer Agency Fees — Class A	58
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	120
Registration Fees	80
Shareholder Reporting Fees	39
Pricing Fees	36
Custodian Fees (Note F)	20
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	10
Other Expenses	22
Total Expenses	1,330
Waiver of Advisory Fees (Note B)	(395)
Reimbursement of Class Specific Expenses — Class I (Note B)	(30)
Reimbursement of Class Specific Expenses — Class A (Note B)	(26)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(10)
Net Expenses	863
Net Investment Income	5,662
Realized Gain:
Investments Sold	579
Futures Contracts	171
Net Realized Gain	750
Change in Unrealized Appreciation (Depreciation):
Investments	2,766
Foreign Currency Translation	(— @)
Futures Contracts	(296)
Net Change in Unrealized Appreciation (Depreciation)	2,470
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,220
Net Increase in Net Assets Resulting from Operations	$8,882

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Short Duration Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,662	$3,888
Net Realized Gain	750	1,005
Net Change in Unrealized Appreciation (Depreciation)	2,470	(1,810)
Net Increase in Net Assets Resulting from Operations	8,882	3,083
Dividends and Distributions to Shareholders:
Class I	(3,777)	(2,211)
Class A	(1,635)	(1,446)
Class L	(13)	(6)
Class C	(1)	(1)
Class IS	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(5,426)	(3,664)
Capital Share Transactions:(1)
Class I:
Subscribed	140,638	42,948
Distributions Reinvested	3,751	2,208
Redeemed	(90,693)	(29,207)
Class A:
Subscribed	33,774	38,088
Distributions Reinvested	1,622	1,432
Redeemed	(21,842)	(52,848)
Class L:
Exchanged	656	44
Distributions Reinvested	13	5
Redeemed	(270)	(77)
Class C:
Distributions Reinvested	1	— @
Redeemed	(16)	(1)
Class IS:
Subscribed	5	—
Distributions Reinvested	— @	—
Redeemed	(— @)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	67,639	2,592
Total Increase in Net Assets	71,095	2,011
Net Assets:
Beginning of Period	187,772	185,761
End of Period	$258,867	$187,772

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Short Duration Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	17,226	5,294
Shares Issued on Distributions Reinvested	460	272
Shares Redeemed	(11,081)	(3,598)
Net Increase in Class I Shares Outstanding	6,605	1,968
Class A:
Shares Subscribed	4,121	4,678
Shares Issued on Distributions Reinvested	198	176
Shares Redeemed	(2,670)	(6,499)
Net Increase (Decrease) in Class A Shares Outstanding	1,649	(1,645)
Class L:
Shares Exchanged	81	5
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(34)	(9)
Net Increase (Decrease) in Class L Shares Outstanding	49	(3)
Class C:
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	(— @@)
Net Increase (Decrease) in Class C Shares Outstanding	(2)	— @@
Class IS:
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(— @@)	—
Net Increase in Class IS Shares Outstanding	1	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$8.13		$8.15		$8.12		$7.71		$7.81
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.21		0.17		0.16		0.15		0.13
Net Realized and Unrealized Gain (Loss)	0.10		(0.03)		0.02		0.41		(0.12)
Total from Investment Operations	0.31		0.14		0.18		0.56		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.16)		(0.15)		(0.15)		(0.11)
Net Asset Value, End of Period	$8.24		$8.13		$8.15		$8.12		$7.71
Total Return(3)	3.93	%(4)	1.79	%(5)	2.29	%(6)	7.43	%(7)	0.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$174,909		$118,810		$103,131		$98,603		$102,808
Ratio of Expenses Before Expense Limitation	0.49%		0.50%		0.53%		0.65%		0.63%
Ratio of Expenses After Expense Limitation	0.30	%(8)	0.28	%(8)	0.30	%(8)	0.36	%(8)(9)	0.53	%(8)
Ratio of Net Investment Income	2.55	%(8)	2.13	%(8)	1.92	%(8)	1.97	%(8)(9)	1.72	%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)
Portfolio Turnover Rate	64%		40%		43%		66%		41%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 3.80%.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.54%.

(6)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 1.78%.

(7)  Performance was positively impacted by approximately 5.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.46%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.30% for Class I shares. Prior to January 11, 2016, the maximum ratio was 0.53% for Class I shares.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$8.15		$8.17		$8.13		$7.72		$7.83
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.15		0.14		0.14		0.11
Net Realized and Unrealized Gain (Loss)	0.10		(0.03)		0.03		0.40		(0.14)
Total from Investment Operations	0.29		0.12		0.17		0.54		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.14)		(0.13)		(0.13)		(0.08)
Net Asset Value, End of Period	$8.26		$8.15		$8.17		$8.13		$7.72
Total Return(3)	3.66	%(4)	1.51	%(5)	2.15	%(6)	7.15	%(7)	(0.41)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$83,111		$68,517		$82,157		$66,821		$1,761
Ratio of Expenses Before Expense Limitation	0.76%		0.80%		0.80%		0.80%		1.22%
Ratio of Expenses After Expense Limitation	0.55	%(8)	0.55	%(8)	0.55	%(8)	0.52	%(8)(9)	0.88	%(8)
Ratio of Net Investment Income	2.30	%(8)	1.85	%(8)	1.66	%(8)	1.83	%(8)(9)	1.40	%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)
Portfolio Turnover Rate	64%		40%		43%		66%		41%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 3.53%.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximate 1.26%.

(6)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 1.65%.

(7)  Performance was positively impacted by approximately 5.94% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.21%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.55% for Class A shares. Prior to January 11, 2016, the maximum ratio was 0.88% for Class A shares.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$8.12		$8.15		$8.11		$7.70		$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.13		0.11		0.11		0.08
Net Realized and Unrealized Gain (Loss)	0.11		(0.04)		0.04		0.41		(0.13)
Total from Investment Operations	0.28		0.09		0.15		0.52		(0.05)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.12)		(0.11)		(0.11)		(0.05)
Net Asset Value, End of Period	$8.24		$8.12		$8.15		$8.11		$7.70
Total Return(3)	3.52	%(4)	1.14	%(5)	1.90	%(6)	6.79	%(7)	(0.68)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$795		$382		$410		$403		$439
Ratio of Expenses Before Expense Limitation	1.25%		1.52%		1.70%		1.83%		1.80%
Ratio of Expenses After Expense Limitation	0.80	%(8)	0.80	%(8)	0.80	%(8)	0.92	%(8)(9)	1.23	%(8)
Ratio of Net Investment Income	2.07	%(8)	1.61	%(8)	1.41	%(8)	1.42	%(8)(9)	1.05	%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)
Portfolio Turnover Rate	64%		40%		43%		66%		41%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 3.39%.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximate 0.89%.

(6)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 1.39%.

(7)  Performance was positively impacted by approximately 5.92% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.87%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class L shares. Prior to January 11, 2016, the maximum ratio was 1.23% for Class L shares.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$8.10		$8.13		$8.09		$7.69		$7.78
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.13		0.09		0.07		0.07		0.02
Net Realized and Unrealized Gain (Loss)	0.11		(0.04)		0.04		0.41		(0.09)
Total from Investment Operations	0.24		0.05		0.11		0.48		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.08)		(0.07)		(0.08)		(0.02)
Net Asset Value, End of Period	$8.22		$8.10		$8.13		$8.09		$7.69
Total Return(4)	3.01	%(5)	0.64	%(6)	1.34	%(7)	6.24	%(8)	(0.92	)%(12)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$36		$52		$52		$95		$71
Ratio of Expenses Before Expense Limitation	6.34%		5.69%		4.92%		3.95%		6.73	%(13)
Ratio of Expenses After Expense Limitation	1.30	%(9)	1.30	%(9)	1.30	%(9)	1.39	%(9)(10)	1.63	%(9)(13)
Ratio of Net Investment Income	1.55	%(9)	1.11	%(9)	0.85	%(9)	0.93	%(9)(10)	0.73	%(9)(13)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(11)	0.00	%(11)	0.00	%(11)(13)
Portfolio Turnover Rate	64%		40%		43%		66%		41	%(12)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 2.88%.

(6)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximate 0.39%.

(7)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 0.84%.

(8)  Performance was positively impacted by approximately 5.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.47%.

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class C shares. Prior to January 11, 2016, the maximum ratio was 1.63% for Class C shares.

(11)  Amount is less than 0.005%.

(12)  Not annualized.

(13)  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Short Duration Income Portfolio

	Class IS
	Year Ended September 30,						Period from January 11, 2016(2) to
Selected Per Share Data and Ratios	2019		2018		2017		September 30, 2016(1)
Net Asset Value, Beginning of Period	$8.13		$8.15		$8.11		$7.65
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.21		0.18		0.16		0.17
Net Realized and Unrealized Gain (Loss)	0.11		(0.03)		0.04		0.39
Total from Investment Operations	0.32		0.15		0.20		0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.17)		(0.16)		(0.10)
Net Asset Value, End of Period	$8.24		$8.13		$8.15		$8.11
Total Return(4)	3.98	%(5)	1.83	%(6)	2.46	%(7)	7.42	%(8)(11)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16		$11		$11		$11
Ratio of Expenses Before Expense Limitation	17.44%		18.54%		16.24%		17.12	%(12)
Ratio of Expenses After Expense Limitation	0.24	%(9)	0.25	%(9)	0.25	%(9)	0.25	%(9)(12)
Ratio of Net Investment Income	2.61	%(9)	2.16	%(9)	1.96	%(9)	2.20	%(9)(12)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)(12)
Portfolio Turnover Rate	64%		40%		43%		66	%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 3.85%.

(6)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximate 1.58%.

(7)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 1.95%.

(8)  Performance was positively impacted by approximately 5.96% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.46%.

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

(11)  Not annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Short Duration Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L and Class C shares to all investors. Class L and Class C shareholders of the Fund do not have the option of purchasing additional Class L and Class C shares, respectively. However, existing Class L and Class C shareholders may invest in additional Class L and Class C shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,184	$—	$1,184
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed)	—	376	—	376
Agency Fixed Rate Mortgages	—	1,698	—	1,698
Asset-Backed Securities	—	39,228	—	39,228
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,740	—	1,740
Commercial Mortgage-Backed Securities	—	1,067	—	1,067
Corporate Bonds	—	181,660	—	181,660
Mortgages — Other	—	12,799	—	12,799
Sovereign	—	738	—	738
U.S. Treasury Securities	—	6,357	—	6,357
Total Fixed Income Securities	—	246,847	—	246,847

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Commercial Paper	$—	$5,809	$—	$5,809
Investment Company	10,033	—	—	10,033
U.S. Treasury Securities	—	3,617	—	3,617
Total Short-Term Investments	10,033	9,426	—	19,459
Futures Contracts	46	—	—	46
Total Assets	10,079	256,273	—	266,352
Liabilities:
Futures Contracts	(282)	—	—	(282)
Total	$9,797	$256,273	$—	$266,070

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$46	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$(282	)(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$171
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(296)

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

For the year ended September 30, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$47,694,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I shares, 0.55% for Class A shares, 0.80% for Class L shares, 1.30% for Class C shares and 0.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2019, approximately $395,000 of advisory fees were waived and approximately $62,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $181,927,000 and $110,275,000, respectively. For the year ended September 30, 2019, purchases and sales of long-term U.S. Government securities were approximately $18,382,000 and $14,813,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2019, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2019 is as follows:

Affiliated Investment Company	Value September 30, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,591	$194,374	$185,932	$143
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2019 (000)
Liquidity Funds	$—	$—	$10,033

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$5,426	$3,664

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2019.

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,051	—

At September 30, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $643,000 and $2,398,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2019, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $455,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 60.1%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust—
Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Privacy Notice (unaudited)   April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

36

Privacy Notice (unaudited) (cont'd)  April 2019

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

42

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
2788599 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Strategic Income Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Federal Tax Notice	34
Privacy Notice	35
Trustee and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Strategic Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

Strategic Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Strategic Income Portfolio Class I	$1,000.00	$1,024.10	$1,020.10	$5.02	$5.01	0.99%
Strategic Income Portfolio Class A	1,000.00	1,022.20	1,018.35	6.79	6.78	1.34
Strategic Income Portfolio Class C	1,000.00	1,018.50	1,014.59	10.58	10.56	2.09
Strategic Income Portfolio Class IS	1,000.00	1,024.40	1,020.36	4.77	4.76	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Strategic Income Portfolio

The Fund seeks a total return comprised of income and capital appreciation.

Performance

For the fiscal year ended September 30, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.79%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 2.39%. Effective October 1, 2019, the Fund's primary benchmark changed to Bloomberg Barclays U.S. Aggregate Index because the Adviser believes the Bloomberg Barclays U.S. Aggregate Index is a more appropriate benchmark for the Fund's new investment objective and principal investment strategies also effective as of that date.*

Factors Affecting Performance

•  What a difference a year makes. After the prospect of the U.S. Federal Reserve (Fed) continuing to hike rates in 2018, government bond yields actually declined significantly over the period in the U.S. and throughout the world. After increasing the fed funds rate by 25 basis points (bps) in December 2018, the Fed reversed course and signaled to the market that it would halt rate hikes. It eventually cut rates by a total of 50 bps (so far) in 2019, as concerns mounted about trade wars and global economic growth.

•  Declining government bond yields and loose monetary policy helped spur demand for good quality bonds that offered extra yield over government securities. The result was strong performance in most credit sectors.

•  The portfolio benefited from rate exposure in the United States, peripheral Europe (Spain and Greece) and emerging markets (Brazil, Mexico and Poland). The Fund's interest rate exposures are managed, in part, using futures and interest rate swaps. Given the strong demand for higher quality investments, investment grade corporate debt exposure was beneficial to performance, as was holding in high yield corporate debt. Securitized spread exposure, primarily in non-agency residential mortgage-backed securities and commercial mortgage-backed securities contributed to performance in the period as well.

•  Conversely, as government bond yields fell and credit investments performed well, the portfolio's hedge positions in credit default swaps and German bund futures detracted from performance. Exposure to convertible debt was also a detractor in the period, as was emerging market (EM) currency exposure in Mexico, South Africa, Brazil and Colombia.

Management Strategies

•  Global growth is likely to continue to be lower for the remainder of 2019. Central banks have become more accommodative, although divided, particularly in the U.S. and Europe. We expect that to continue as uncertainty in the geopolitical and economic landscape remains prevalent. Three major risks we see to the outlook are Brexit, U.S.-China trade disputes and weakness in the manufacturing and trade sectors undermining the consumer. In this context, we expect U.S. Treasury yields to remain well below 2%.

•  We remain constructive on corporate credit. While valuations have richened with the strong performance in 2019 to date, we see a number of signals that macro risk is rising. This includes risk of a hard Brexit, continued trade negotiations between the U.S. and China with no resolution and weak global manufacturing data overall. However, our base case does not call for a recession. Rather, we expect continued low global growth and low inflation, supported by low real rates and easy financial conditions.

•  In the securitized assets sector, we still have a positive fundamental credit outlook for residential and consumer credit conditions in both the U.S. and Europe, though our enthusiasm has recently been tempered as concerns over a potential economic downturn become more pronounced. We remain slightly negative on agency mortgage-backed securities (MBS) but less negative than in the recent past. Agency MBS are under pressure from both increased prepayment risks from lower mortgage rates and also from the continued supply-demand

*  Effective October 1, 2019, the Fund's investment objective changed to: "The Fund seeks to maximize current income consistent with the preservation of capital." In addition, effective as of the same date, the Fund's investment process, which currently incorporates information about ESG issues via an integrated approach within the portfolio management team's fundamental investment analysis framework, transitioned to an investment process that utilizes ESG factors as fundamental drivers of credit risk and, in turn, a bond's return. Please refer to the Fund's prospectus dated October 1, 2019 for additional information.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

dynamics from the Fed continuing to reduce its MBS holdings and increasing market float by $20 billion per month. However, agency MBS spreads have widened materially over the past few months, reflecting these risks, and we believe now offer more comparable relative value. Much of the negative conditions for agency MBS seem to be priced in at this stage.

•  We remain cautious on EM debt. Ongoing U.S.-China trade talks will likely influence market sentiment, which has recently soured due to U.S. threats to restrict capital flows to China. The outcome of these negotiations is difficult to predict. This fragile backdrop for trade is weighing on global growth, increasing risks in the EM debt sector.

*  Minimum Investment

**  Commenced operations on December 30, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1), the Strategic Income Blended Index(2), the ICE BofAML 3-Month U.S. Treasury Bill Index(3), and the Lipper Alternative Credit Focus Funds Index(4)

	Period Ended September 30, 2019 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(6)	3.79%	—	—	3.38%
Fund — Class A Shares w/o sales charges(6)	3.52	—	—	3.03
Fund — Class A Shares with maximum 3.25% sales charges(6)	0.12	—	—	2.31
Fund — Class C Shares w/o sales charges(7)	2.78	—	—	2.31
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	1.80	—	—	2.31
Fund — Class IS Shares w/o sales charges(6)	3.95	—	—	3.46
Bloomberg Barclays U.S. Aggregate Index	10.30	—	—	3.19
Strategic Income Blended Index	2.39	—	—	1.03
ICE BofAML 3-Month U.S. Treasury Bill Index	2.39	—	—	1.03
Lipper Alternative Credit Focus Funds Index	4.45	—	—	2.38

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective October 1, 2019, the Fund's primary benchmark changed to Bloomberg Barclays U.S. Aggregate Index because the Adviser believes the Bloomberg Barclays U.S. Aggregate Index is a more appropriate benchmark for the Fund's new investment objective and principal investment strategies also effective as of that date.

(2)  The Strategic Income Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by ICE BofAML 3-Month U.S. Treasury Bill Index from the Fund's inception to September 30, 2019 and the new represented by Bloomberg Barclays U.S. Aggregate Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

(3)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Alternative Credit Focus Funds classification.

(5)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(6)  Commenced operations on December 30, 2014.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

Strategic Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (89.0%)
Asset-Backed Securities (20.0%)
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates,
1 Month USD LIBOR + 1.73%, 3.74%, 10/25/34 (a)	$39	$40
Carrington Mortgage Loan Trust,
1 Month USD LIBOR + 0.22%, 2.24%, 1/25/37 (a)	100	79
Chase Funding Loan Acquisition Trust,
5.50%, 8/25/34	36	37
Credit Suisse First Boston Mortgage Securities Corp.,
1 Month USD LIBOR + 0.62%, 2.64%, 1/25/32 (a)	41	41
Credit-Based Asset Servicing & Securitization LLC,
1 Month USD LIBOR + 0.75%, 2.77%, 2/25/33 (a)	59	60
1 Month USD LIBOR + 1.46%, 3.47%, 5/25/32 (a)	42	42
DT Auto Owner Trust,
5.15%, 11/15/24 (b)	100	103
5.33%, 11/17/25 (b)	100	105
ECAF I Ltd.,
4.95%, 6/15/40 (b)	273	274
Ellington Loan Acquisition Trust,
1 Month USD LIBOR + 1.10%, 3.12%, 5/25/37 (a)(b)	87	88
EquiFirst Mortgage Loan Trust,
1 Month USD LIBOR + 2.18%, 4.19%, 10/25/34 (a)	44	46
Financial Asset Securities Corp.,
1 Month USD LIBOR + 0.38%, 2.43%, 2/27/35 (a)(b)	35	33
Flagship Credit Auto Trust,
4.23%, 9/16/24 (b)	50	52
GSAA Home Equity Trust,
6.00%, 11/25/36	25	15
GSAMP Trust,
1 Month USD LIBOR + 0.32%, 2.34%, 3/25/46 (a)	100	98
1 Month USD LIBOR + 1.05%, 3.07%, 10/25/33 (a)	28	28
Invitation Homes Trust,
1 Month USD LIBOR + 2.00%, 4.03%, 6/17/37 (a)(b)	100	100
MFA LLC,
4.16%, 7/25/48 (b)	79	80
Nationstar Home Equity Loan Trust,
1 Month USD LIBOR + 0.25%, 2.27%, 4/25/37 (a)	42	42
New Residential Advance Receivables Trust,
3.06%, 10/20/52 (b)	100	100
	Face Amount (000)		Value (000)
Newday Funding 2019-2 PLC,
1 Month GBP LIBOR + 2.40%, 0.00%, 9/15/27 (a)(b)	GBP	100	$123
Ownit Mortgage Loan Trust,
1 Month USD LIBOR + 0.27%, 2.29%, 3/25/37 (a)		$55	53
Pretium Mortgage Credit Partners LLC,
4.83%, 9/25/58 (b)		60	61
Progress Residential Trust,
4.38%, 3/17/35 (b)		100	102
Skopos Auto Receivables Trust,
3.63%, 9/16/24 (b)		100	100
Tricon American Homes Trust,
5.10%, 1/17/36 (b)		100	104
Truman Capital Mortgage Loan Trust,
1 Month USD LIBOR + 2.55%, 4.57%, 1/25/34 (a)(b)		41	41
1 Month USD LIBOR + 2.78%, 4.79%, 11/25/31 (a)(b)		41	41
United Auto Credit Securitization Trust,
4.26%, 5/10/23 (b)		20	20
			2,108
Collateralized Mortgage Obligation — Agency Collateral Series (0.1%)
Government National Mortgage Association,
IO
0.80%, 8/20/58 (a)		361	8
Commercial Mortgage-Backed Securities (3.1%)
GS Mortgage Securities Trust,
4.47%, 2/10/48 (a)(b)		100	97
4.85%, 6/10/47 (a)		50	53
JPMBB Commercial Mortgage Securities Trust,
3.99%, 2/15/48 (a)(b)		100	99
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (a)		75	77
			326
Corporate Bonds (42.8%)
Finance (17.2%)
Bank of America Corp.,
2.74%, 1/23/22		25	25
MTN
4.25%, 10/22/26		50	54
BBVA USA,
2.88%, 6/29/22		250	253
BNP Paribas SA,
1.13%, 6/11/26	EUR	100	114
Brighthouse Financial, Inc.,
Series WI
3.70%, 6/22/27		$125	124
Citigroup, Inc.,
3.14%, 1/24/23		25	26
5.50%, 9/13/25		75	85

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Finance (cont'd)
Cooperatieve Rabobank UA,
2.50%, 5/26/26	EUR	100	$113
Credit Agricole SA,
1.38%, 3/13/25		100	116
DBS Group Holdings Ltd.,
1.50%, 4/11/28		100	111
Deutsche Bank AG,
2.70%, 7/13/20		$25	25
3.15%, 1/22/21		100	100
Discover Financial Services,
3.95%, 11/6/24		25	27
Goldman Sachs Group, Inc. (The),
2.00%, 11/1/28	EUR	100	121
4.25%, 10/21/25		$125	134
iStar, Inc.,
6.50%, 7/1/21		25	25
Kennedy-Wilson, Inc.,
5.88%, 4/1/24		25	26
Lloyds Bank PLC,
6.50%, 3/24/20	EUR	50	56
Macquarie Group Ltd.,
4.15%, 3/27/24 (b)		$25	26
Pine Street Trust I,
4.57%, 2/15/29 (b)		125	134
Vonovia Finance BV,
4.00%, 12/17/21 (c)	EUR	100	117
			1,812
Industrials (23.2%)
Albertsons Cos., LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC,
5.75%, 3/15/25		$25	26
Amazon.com, Inc.,
1.90%, 8/21/20		50	50
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5.50%, 4/1/23		7	7
5.75%, 7/15/27 (b)		24	25
Becton Dickinson and Co.,
2.89%, 6/6/22		25	25
Berry Global, Inc.,
4.50%, 2/15/26 (b)		25	25
BMW US Capital LLC,
2.15%, 4/6/20 (b)		50	50
Bristol-Myers Squibb Co.,
2.90%, 7/26/24 (b)		25	26
Campbell Soup Co.,
4.15%, 3/15/28		125	135
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25		50	55
CSC Holdings LLC,
5.25%, 6/1/24		25	27
	Face Amount (000)	Value (000)
CSX Corp.,
2.40%, 2/15/30	$75	$74
CVS Health Corp.,
3.70%, 3/9/23	25	26
Dell International LLC/EMC Corp.,
8.10%, 7/15/36 (b)	100	128
Delta Air Lines, Inc.,
2.88%, 3/13/20	25	25
Diageo Capital PLC Co.,
2.13%, 10/24/24	200	200
Diamond Sports Group LLC/Diamond Sports Finance Co.,
6.63%, 8/15/27 (b)	25	26
Eldorado Gold Corp.,
9.50%, 6/1/24 (b)	25	27
Global Partners LP/GLP Finance Corp.,
7.00%, 6/15/23	25	26
Gray Television, Inc.,
5.13%, 10/15/24 (b)	25	26
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
7.38%, 12/15/23 (b)	25	24
Harland Clarke Holdings Corp.,
6.88%, 3/1/20 (b)	16	16
Hyundai Capital America,
2.60%, 3/19/20 (b)	45	45
Intelsat Jackson Holdings SA,
5.50%, 8/1/23	25	23
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC,
5.25%, 6/1/26 (b)	25	27
Kraft Heinz Foods Co.,
3.75%, 4/1/30 (b)	125	126
Lions Gate Capital Holdings LLC,
5.88%, 11/1/24 (b)	25	26
Macy's Retail Holdings, Inc.,
3.63%, 6/1/24	125	125
Mauser Packaging Solutions Holding Co.,
7.25%, 4/15/25 (b)	25	24
McDonald's Corp.,
MTN
2.20%, 5/26/20	50	50
MDC Partners, Inc.,
6.50%, 5/1/24 (b)	25	23
Medco Health Solutions, Inc.,
4.13%, 9/15/20	25	26
MGM Resorts International,
5.50%, 4/15/27	25	27
Molson Coors Brewing Co.,
3.00%, 7/15/26	125	126
Mosaic Co. (The),
4.25%, 11/15/23	125	133
MPLX LP,
4.88%, 12/1/24	125	137

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Post Holdings, Inc.,
5.00%, 8/15/26 (b)		$25	$26
Ryder System, Inc.,
2.50%, 9/1/24		125	126
Sabine Pass Liquefaction LLC,
4.20%, 3/15/28		5	5
Solvay Finance SA,
5.12%, 6/29/49 (c)	EUR	100	117
Tenet Healthcare Corp.,
5.13%, 5/1/25		$25	25
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		50	46
Union Pacific Corp.,
2.25%, 6/19/20		50	50
Vodafone Group PLC,
4.88%, 6/19/49		25	28
Wolverine World Wide, Inc.,
5.00%, 9/1/26 (b)		25	25
Woolworths Group Ltd.,
4.00%, 9/22/20 (b)		25	25
			2,440
Technology (1.2%)
Lam Research Corp.,
3.75%, 3/15/26		125	134
Utility (1.2%)
ONEOK, Inc.,
3.40%, 9/1/29		125	124
			4,510
Mortgages — Other (10.7%)
Alba PLC,
3 Month GBP LIBOR + 0.50%, 1.28%, 3/17/39 (a)	GBP	36	40
Alternative Loan Trust,
4.90%, 3/25/35 (a)		$38	38
5.75%, 3/25/34		39	42
PAC
1 Month USD LIBOR + 0.45%, 2.47%, 10/25/36 (a)		44	27
Banc of America Alternative Loan Trust,
5.71%, 10/25/36 (a)		76	41
Banc of America Mortgage Trust,
4.93%, 3/25/33 (a)		26	26
Bear Stearns ARM Trust,
4.12%, 2/25/36 (a)		30	29
Bear Stearns Structured Products, Inc. Trust,
4.08%, 1/26/36 (a)		39	36
Bear Stearns Trust,
3.97%, 4/25/35 (a)		32	30
4.25%, 2/25/36 (a)		25	25
Citigroup Mortgage Loan Trust,
4.17%, 6/25/36 (a)		25	20
	Face Amount (000)		Value (000)
E-MAC Program BV,
3 Month EURIBOR + 0.17%, 1.59%, 4/25/39 (a)	EUR	65	$62
Eurohome Mortgages PLC,
3 Month EURIBOR + 0.21%, 0.00%, 8/2/50 (a)		21	21
Eurosail PLC,
3 Month GBP LIBOR + 0.77%, 1.55%, 9/13/45 (a)	GBP	51	60
FMC GMSR Issuer Trust,
5.07%, 5/25/24 (a)(b)		$100	103
GC Pastor Hipotecario 5 FTA,
3 Month EURIBOR + 0.17%, 0.00%, 6/21/46 (a)	EUR	38	37
Grifonas Finance PLC,
6 Month EURIBOR + 0.28%, 0.00%, 8/28/39 (a)		34	34
GSR Mortgage Loan Trust,
4.80%, 12/25/34 (a)		$55	55
HarborView Mortgage Loan Trust,
1 Month USD LIBOR + 0.19%, 2.25%, 1/19/38 (a)		23	22
4.97%, 2/25/36 (a)		37	24
Hipocat 11 FTA,
3 Month EURIBOR + 0.13%, 0.00%, 1/15/50 (a)	EUR	20	21
IndyMac INDX Mortgage Loan Trust,
4.24%, 12/25/34 (a)		$21	21
Lansdowne Mortgage Securities No. 1 PLC,
3 Month EURIBOR + 0.30%, 0.00%, 6/15/45 (a)	EUR	14	15
Lansdowne Mortgage Securities No. 2 PLC,
3 Month EURIBOR + 0.34%, 0.00%, 9/16/48 (a)		41	41
Lehman Mortgage Trust,
6.00%, 7/25/36		$64	50
Magnolia Finance XI DAC,
3 Month EURIBOR + 2.75%, 2.75%, 4/20/20 (a)(b)	EUR	64	70
National City Mortgage Capital Trust,
6.00%, 3/25/38		$16	17
Reperforming Loan REMIC Trust,
8.50%, 6/25/35 (b)		58	62
STARM Mortgage Loan Trust,
4.80%, 1/25/37 (a)		25	26
Washington Mutual MSC Mortgage Pass-Through Certificates,
5.50%, 3/25/33		32	34
			1,129
Sovereign (3.7%)
Australia Government Bond,
2.75%, 11/21/28	AUD	1	1
Brazil Notas do Tesouro Nacional Serie F,
10.00%, 1/1/29	BRL	300	86

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Hellenic Republic Government Bond,
3.38%, 2/15/25 (b)	EUR	115	$142
3.45%, 4/2/24 (b)		40	49
Indonesia Treasury Bond,
6.13%, 5/15/28	IDR	635,000	42
8.25%, 5/15/29		465,000	35
Peruvian Government International Bond,
(Units)
5.40%, 8/12/34 (b)(d)	PEN	60	19
Petroleos Mexicanos,
6.84%, 1/23/30 (b)		$10	10
			384
U.S. Treasury Securities (8.6%)
U.S. Treasury Bond,
3.13%, 5/15/48		85	103
U.S. Treasury Notes,
0.88%, 1/15/29		132	140
2.25%, 2/15/27		370	386
2.88%, 8/15/28		250	275
			904
Total Fixed Income Securities (Cost $9,115)			9,369
	Shares
Short-Term Investments (18.1%)
Investment Company (5.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $614)		613,986	614
	Face Amount (000)
U.S. Treasury Securities (9.2%)
U.S. Treasury Bill
2.35%, 11/21/19 (e)(f)		$68	68
U.S. Treasury Notes,
1.38%, 8/31/20		400	398
1.50%, 11/30/19		500	500
Total U.S. Treasury Securities (Cost $966)			966
Sovereign (0.3%)
Egypt Treasury Bill
16.23%, 3/10/2020 (Cost $28)	EGP	500	29
Commercial Paper (g) (2.8%)
Chemicals (0.9%)
Dupont de Nemours Inc.,
2.25%, 11/18/19		$50	49
Keuring Dr Pepper Inc.,
2.39%, 11/12/19		50	50
			99
	Face Amount (000)	Value (000)
Hospitality (0.5%)
Marriott International, Inc.,
Class A
0.00%, 11/25/19	$50	$50
Industrials (0.9%)
General Dynamics Corp.,
2.07%, 10/17/19	50	50
General Electric Co.,
0.00%, 11/12/19	50	50
		100
Wireless Telecom Services (0.5%)
Vodafone Group PLC,
0.00%, 12/3/19	50	50
Total Commercial Paper (Cost $299)		299
Total Short-Term Investments (Cost $1,907)		1,908
Total Investments (107.1%) (Cost $11,022) (h)(i)		11,277
Liabilities in Excess of Other Assets (–7.1%)		(747)
Net Assets (100.0%)		$10,530

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2019.

(d)  Consists of one or more classes of securities traded together as a unit.

(e)  Rate shown is the yield to maturity at September 30, 2019.

(f)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(g)  The rates shown are the effective yields at the date of purchase.

(h)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(i)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $11,049,000. The aggregate gross unrealized appreciation is approximately $329,000 and the aggregate gross unrealized depreciation is approximately $74,000, resulting in net unrealized appreciation of approximately $255,000.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2019:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	HUF	15,687			$52		12/18/19	$1
Bank of America NA	NZD	93			$60		12/18/19	1
Bank of America NA		$4		PLN	17		12/18/19	(—	@)
Bank of America NA	ZAR	31			$2		12/18/19	—	@
Barclays Bank PLC	AUD	345			$238		12/18/19	4
Barclays Bank PLC	GBP	98			$123		12/18/19	2
Barclays Bank PLC		$354		EUR	323		12/18/19	—	@
Barclays Bank PLC		$106		GBP	85		12/18/19	(1)
Barclays Bank PLC		$2		ZAR	31		12/18/19	—	@
BNP Paribas SA	EUR	31			$34		12/18/19	—	@
BNP Paribas SA		$21		CHF	21		12/18/19	—	@
Citibank NA	CHF	21			$21		12/18/19	—	@
Citibank NA	MXN	568			$29		12/18/19	—	@
Citibank NA		$40		AUD	59		12/18/19	—	@
Citibank NA		$197		AUD	286		12/18/19	(3)
Citibank NA		$51		HUF	15,687		12/18/19	(—	@)
Citibank NA		$—	@	JPY	16		12/18/19	—	@
Citibank NA		$28		MXN	568		12/18/19	(—	@)
Citibank NA		$58		NZD	93		12/18/19	—	@
Citibank NA		$102		SEK	995		12/18/19	—	@
Goldman Sachs International	GBP	169			$209		12/18/19	1
Goldman Sachs International	PLN	17			$4		12/18/19	(—	@)
Goldman Sachs International	SEK	552			$58		12/18/19	1
JPMorgan Chase Bank NA	BRL	367			$90		12/18/19	2
JPMorgan Chase Bank NA	COP	81,421			$24		12/18/19	1
JPMorgan Chase Bank NA	EUR	1,670			$1,860		12/18/19	29
JPMorgan Chase Bank NA	IDR	1,326,505			$94		12/18/19	2
JPMorgan Chase Bank NA	JPY	16			$—	@	12/18/19	—	@
JPMorgan Chase Bank NA	PEN	2,134			$628		12/18/19	(3)
JPMorgan Chase Bank NA	PEN	131			$39		12/18/19	1
JPMorgan Chase Bank NA	RUB	1,105			$17		12/18/19	(—	@)
JPMorgan Chase Bank NA	SEK	443			$46		12/18/19	1
JPMorgan Chase Bank NA		$649		PEN	2,200		12/18/19	2
JPMorgan Chase Bank NA		$17		RUB	1,105		12/18/19	—	@
								$41

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (000)
Short:
German Euro Bund (Germany)	2	Dec-19	EUR	(200)	$(349)	$4
U.S. Treasury 5 yr. Note (United States)	2	Dec-19		$(200)	(238)	1
						$5
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at September 30, 2019:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment (Received) (000)	Unrealized Depreciation (000)
Morgan Stanley & Co., LLC* CDX.NA.HY.30	NR	Buy	5.00%	Quarterly	6/20/23	$96	$(7)	$(6)	$(1)
Morgan Stanley & Co., LLC* CDX.NA.HY.31	NR	Buy	5.00	Quarterly	12/20/23	48	(4)	(3)	(1)
Morgan Stanley & Co., LLC* CDX.NA.HY.32	NR	Buy	5.00	Quarterly	6/20/24	99	(7)	(7)	(— @)
							$(18)	$(16)	$(2)

@  —  Value is less than $500.

†  —  Credit rating as issued by Standard & Poor's.

*  —  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC

NR  —  Not rated.

OAT  —  Obligations AssimilableDomis du Trésor (Treasury Obligation).

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CHF  —  Swiss Franc

COP  —  Colombian Peso

EGP  —  Egyptian Pound

EUR  —  Euro

GBP  —  British Pound

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

JPY  —  Japanese Yen

MXN  —  Mexican Peso

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	21.6%
Asset-Backed Securities	18.7
Short-Term Investments	16.9
Finance	16.1
Mortgages — Other	10.0
Other**	8.7
U.S. Treasury Securities	8.0
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with a value of approximately $587,000 and net unrealized appreciation of approximately $5,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $41,000. Also does not include open swap agreements with net unrealized depreciation of approximately $2,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Strategic Income Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $10,408)	$10,663
Investment in Security of Affiliated Issuer, at Value (Cost $614)	614
Total Investments in Securities, at Value (Cost $11,022)	11,277
Foreign Currency, at Value (Cost $34)	33
Cash	—	@
Receivable for Investments Sold	1,275
Interest Receivable	65
Due from Adviser	54
Receivable for Variation Margin on Futures Contracts	52
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	48
Receivable for Fund Shares Sold	20
Tax Reclaim Receivable	1
Receivable from Affiliate	1
Other Assets	28
Total Assets	12,854
Liabilities:
Payable for Investments Purchased	2,214
Payable for Professional Fees	57
Payable for Fund Shares Redeemed	28
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	7
Payable for Custodian Fees	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Deferred Capital Gain Country Tax	1
Payable for Variation Margin on Swap Agreements	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	8
Total Liabilities	2,324
Net Assets	$10,530
Net Assets Consist of:
Paid-in-Capital	$10,405
Total Distributable Earnings	125
Net Assets	$10,530

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Strategic Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2019 (000)
CLASS I:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,015
Net Asset Value, Offering and Redemption Price Per Share	$10.11
CLASS A:
Net Assets	$224
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	22,206
Net Asset Value, Redemption Price Per Share	$10.09
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.34
Maximum Offering Price Per Share	$10.43
CLASS C:
Net Assets	$50
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,958
Net Asset Value, Offering and Redemption Price Per Share	$10.07
CLASS IS:
Net Assets	$10,246
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,013,223
Net Asset Value, Offering and Redemption Price Per Share	$10.11

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Strategic Income Portfolio

Statement of Operations	Year Ended September 30, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$358
Dividends from Security of Affiliated Issuer (Note G)	12
Total Investment Income	370
Expenses:
Professional Fees	115
Registration Fees	52
Advisory Fees (Note B)	41
Custodian Fees (Note F)	37
Pricing Fees	20
Shareholder Reporting Fees	18
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	8
Trustees' Fees and Expenses	4
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	16
Total Expenses	319
Expenses Reimbursed by Adviser (Note B)	(174)
Waiver of Advisory Fees (Note B)	(41)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	95
Net Investment Income	275
Realized Gain (Loss):
Investments Sold	56
Foreign Currency Forward Exchange Contracts	92
Foreign Currency Translation	114
Futures Contracts	(248)
Swap Agreements	(49)
Net Realized Loss	(35)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $—@)	181
Foreign Currency Forward Exchange Contracts	(8)
Foreign Currency Translation	(2)
Futures Contracts	(44)
Swap Agreements	13
Net Change in Unrealized Appreciation (Depreciation)	140
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	105
Net Increase in Net Assets Resulting from Operations	$380

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Strategic Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$275	$296
Net Realized Gain (Loss)	(35)	368
Net Change in Unrealized Appreciation (Depreciation)	140	(328)
Net Increase in Net Assets Resulting from Operations	380	336
Dividends and Distributions to Shareholders:
Class I	(1)	(—	@)
Class A	(6)	(1)
Class C	(1)	(—	@)
Class IS	(595)	(220)
Total Dividends and Distributions to Shareholders	(603)	(221)
Capital Share Transactions:(1)
Class I:
Distributions Reinvested	— @	—
Class A:
Subscribed	216	115
Distributions Reinvested	6	1
Redeemed	(72)	(49)
Class C:
Subscribed	36	—
Distributions Reinvested	1	—	@
Redeemed	(5)	(3)
Class IS:
Distributions Reinvested	153	—
Net Increase in Net Assets Resulting from Capital Share Transactions	335	64
Total Increase in Net Assets	112	179
Net Assets:
Beginning of Period	10,418	10,239
End of Period	$10,530	$10,418
(1) Capital Share Transactions:
Class I:
Shares Issued on Distributions Reinvested	— @@	—
Class A:
Shares Subscribed	21	11
Shares Issued on Distributions Reinvested	1	—	@@
Shares Redeemed	(7)	(5)
Net Increase in Class A Shares Outstanding	15	6
Class C:
Shares Subscribed	4	—
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(1)	(—	@@)
Net Increase in Class C Shares Outstanding	3	(—	@@)
Class IS:
Shares Issued on Distributions Reinvested	15	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Strategic Income Portfolio

	Class I
	Year Ended September 30,								Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.33		$10.21		$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.26		0.28		0.26		0.22		0.14
Net Realized and Unrealized Gain (Loss)	0.10		0.05		0.47		0.06		(0.28)
Total from Investment Operations	0.36		0.33		0.73		0.28		(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.44)		(0.21)		(0.21)		(0.38)		(0.07)
Net Realized Gain	(0.14)		—		—		—		—
Total Distributions	(0.58)		(0.21)		(0.21)		(0.38)		(0.07)
Net Asset Value, End of Period	$10.11		$10.33		$10.21		$9.69		$9.79
Total Return(4)	3.79%		3.32%		7.64%		2.91%		(1.39	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10		$10		$10		$10
Ratio of Expenses Before Expense Limitation	24.26%		25.49%		21.19%		7.28%		17.80	%(7)
Ratio of Expenses After Expense Limitation	0.99	%(5)	0.99	%(5)	0.99	%(5)	0.99	%(5)	0.98	%(5)(7)
Ratio of Net Investment Income	2.61	%(5)	2.77	%(5)	2.63	%(5)	2.25	%(5)	1.81	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.02	%(7)
Portfolio Turnover Rate	97%		75%		64%		47%		39	%(6)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Strategic Income Portfolio

	Class A
	Year Ended September 30,								Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.31		$10.20		$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.22		0.25		0.20		0.18		0.11
Net Realized and Unrealized Gain (Loss)	0.11		0.04		0.49		0.06		(0.27)
Total from Investment Operations	0.33		0.29		0.69		0.24		(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.18)		(0.18)		(0.34)		(0.05)
Net Realized Gain	(0.14)		—		—		—		—
Total Distributions	(0.55)		(0.18)		(0.18)		(0.34)		(0.05)
Net Asset Value, End of Period	$10.09		$10.31		$10.20		$9.69		$9.79
Total Return(4)	3.52%		2.92%		7.18%		2.51%		(1.56	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$224		$77		$10		$40		$10
Ratio of Expenses Before Expense Limitation	4.82%		7.09%		9.96%		6.73%		18.06	%(7)
Ratio of Expenses After Expense Limitation	1.34	%(5)	1.34	%(5)	1.33	%(5)	1.34	%(5)	1.33	%(5)(7)
Ratio of Net Investment Income	2.21	%(5)	2.40	%(5)	2.08	%(5)	1.86	%(5)	1.46	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.01%		0.02	%(7)
Portfolio Turnover Rate	97%		75%		64%		47%		39	%(6)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Strategic Income Portfolio

	Class C
	Year Ended September 30,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.28		$10.17		$9.66		$9.76		$10.06
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.14		0.17		0.13		0.11		0.05
Net Realized and Unrealized Gain (Loss)	0.11		0.05		0.49		0.06		(0.32)
Total from Investment Operations	0.25		0.22		0.62		0.17		(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.11)		(0.11)		(0.27)		(0.03)
Net Realized Gain	(0.14)		—		—		—		—
Total Distributions	(0.46)		(0.11)		(0.11)		(0.27)		(0.03)
Net Asset Value, End of Period	$10.07		$10.28		$10.17		$9.66		$9.76
Total Return(4)	2.78%		2.11%		6.46%		1.77%		(2.71	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$50		$20		$22		$35		$10
Ratio of Expenses Before Expense Limitation	10.78%		14.46%		13.41%		28.93%		19.28	%(8)
Ratio of Expenses After Expense Limitation	2.09	%(5)	2.09	%(5)	2.09	%(5)	2.09	%(5)	2.10	%(5)(8)
Ratio of Net Investment Income	1.45	%(5)	1.69	%(5)	1.33	%(5)	1.14	%(5)	1.13	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	97%		75%		64%		47%		39	%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Strategic Income Portfolio

	Class IS
	Year Ended September 30,								Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.33		$10.22		$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.27		0.29		0.27		0.23		0.14
Net Realized and Unrealized Gain (Loss)	0.10		0.04		0.48		0.05		(0.27)
Total from Investment Operations	0.37		0.33		0.75		0.28		(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.22)		(0.22)		(0.38)		(0.08)
Net Realized Gain	(0.14)		—		—		—		—
Total Distributions	(0.59)		(0.22)		(0.22)		(0.38)		(0.08)
Net Asset Value, End of Period	$10.11		$10.33		$10.22		$9.69		$9.79
Total Return(4)	3.95%		3.27%		7.80%		2.96%		(1.37	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,246		$10,311		$10,197		$9,669		$9,775
Ratio of Expenses Before Expense Limitation	3.06%		3.28%		3.79%		3.45%		4.04	%(7)
Ratio of Expenses After Expense Limitation	0.94	%(5)	0.94	%(5)	0.94	%(5)	0.94	%(5)	0.93	%(5)(7)
Ratio of Net Investment Income	2.66	%(5)	2.83	%(5)	2.68	%(5)	2.35	%(5)	1.88	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.02	%(7)
Portfolio Turnover Rate	97%		75%		64%		47%		39	%(6)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Strategic Income Portfolio. The Fund seeks a total return comprised of income and capital appreciation. The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), effective October 1, 2019, MSIM Limited is no longer a Sub-Adviser to the Fund, a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$2,108	$—	$2,108
Collateralized Mortgage Obligations — Agency Collateral Series	—	8	—	8
Commercial Mortgage- Backed Securities	—	326	—	326
Corporate Bonds	—	4,510	—	4,510
Mortgages — Other	—	1,129	—	1,129
Sovereign	—	384	—	384
U.S. Treasury Securities	—	904	—	904
Total Fixed Income Securities	—	9,369	—	9,369
Short-Term Investments
Commercial Paper	—	299	—	299
Investment Company	614	—	—	614
Sovereign	—	29	—	29
U.S. Treasury Securities	—	966	—	966
Total Short-Term Investments	614	1,294	—	1,908
Foreign Currency Forward Exchange Contracts	—	48	—	48
Futures Contracts	5	—	—	5
Total Assets	619	10,711	—	11,330
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(7)	—	(7)
Credit Default Swap Agreements	—	(2)	—	(2)
Total Liabilities	—	(9)	—	(9)
Total	$619	$10,702	$—	$11,321

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative.

Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$48
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	5	(a)
Total			$53
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(7)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	(2	)(a)
Total			$(9)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$92
Interest Rate Risk	Futures Contracts	(248)
Credit Risk	Swap Agreements	(13)
Interest Rate Risk	Swap Agreements	(36)
Total		$(205)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(8)
Interest Rate Risk	Futures Contracts	(44)
Credit Risk	Swap Agreements	14
Interest Rate Risk	Swap Agreements	(1)
Total		$(39)

At September 30, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$48	$(7)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$2		$	(—	@)	$—	$2
Barclays Bank PLC	6			(1)		—	5
BNP Paribas SA	—	@		—		—	— @
Citibank NA	—	@		(—	@)	—	0
Goldman Sachs International	2			(—	@)	—	2
JPMorgan Chase Bank NA	38			(3)		—	35
Total	$48			$(4)		$—	$44
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives the Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$	(—	@)	$—	$0
Barclays Bank PLC	1			(1)		—	0
Citibank NA	3			(—	@)	—	3
Goldman Sachs International	—	@		(—	@)	—	0
JPMorgan Chase Bank NA	3			(3)		—	0
Total	$7			$(4)		$—	$3

@ Amount is less than $500.

For the year ended September 30, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$3,673,000
Futures Contracts:
Average monthly notional value	$4,088,000
Swap Agreements:
Average monthly notional amount	$487,000

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.40%	0.35%

Effective October 1, 2019, the Adviser will provide the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.32% of the average daily net assets of the Fund.

For the year ended September 30, 2019, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. Effective October 1, 2019, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.60% for Class I shares, 0.95% for Class A shares, 1.70% for Class C shares and 0.57% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2019, approximately $41,000 of advisory fees were waived and approximately $182,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective October 1, 2019, MSIM Limited is no longer a Sub-Adviser to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2019, purchases and sales of investment securities for the Fund, other than

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments, were approximately $7,672,000 and $8,066,000, respectively. For the year ended September 30, 2019, purchases and sales of long-term U.S. Government securities were approximately $1,218,000 and $607,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2019 is as follows:

Affiliated Investment Company	Value September 30, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$386	$4,954	$4,726	$12
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2019 (000)
Liquidity Funds	$—	$—	$614

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$457	$146	$221	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at September 30, 2019:

Total Distributable Earnings (000)		Paid-in- Capital (000)
—	@	(—	@)

@ Amount is less than $500

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$153	—

At September 30, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $39,000 and $108,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities

("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Strategic Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from December 30, 2014 (commencement of operations) through September 30, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Strategic Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from December 30, 2014 (commencement of operations) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and three-year periods and the period since the end of December 2014, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee was lower than its peer group average and the total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2019.

The Fund designated and paid approximately $146,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

34

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

35

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTSIPANN
2789986 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Investment Advisory Agreement Approval	26
Privacy Notice	28
Trustee and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

Ultra-Short Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Income Portfolio Class IR	$1,000.00	$1,012.70	$1,023.87	$1.21	$1.22	0.24%
Ultra-Short Income Portfolio Institutional Class	1,000.00	1,012.40	1,023.61	1.46	1.47	0.29
Ultra-Short Income Portfolio Class A	1,000.00	1,011.40	1,022.61	2.47	2.48	0.49

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Ultra-Short Income Portfolio

The Fund seeks current income with capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2019, the Fund's Institutional Class Share had a total return of 2.62%. The Fund's Institutional Class Share outperformed against the Fund's benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the "Index"), which returned 2.39%. For the seven-day period ended September 30, 2019, the Fund's Institutional Class Share provided an annualized current yield of 2.20% (subsidized) and 2.13% (non-subsidized), while its 30-day moving average annualized yield was 2.27% (subsidized) and 2.20% (non-subsidized). The 30-day SEC yield was 2.25% (subsidized) and 2.18% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Minutes from the September 2018 Federal Open Market Committee (FOMC or Committee) meeting, released in October 2018, confirmed the Committee was in broad agreement to continue with the gradual path of policy normalization. With expectations of an additional rate hike in 2018, and funding pressures over year-end, three-month LIBOR increased 16 basis points (bps) during the month of October to 2.56%.

•  At the December 2018 FOMC meeting, the Committee raised rates for the fourth time in 2018 by 25 bps as widely expected. Committee members lowered their growth forecasts for 2019 and beyond but reiterated that current economic indicators such as unemployment and gross domestic product (GDP) remained strong. The FOMC decreased the GDP projections to 3.0% for 2018 and 2.3% for 2019. Core inflation remained around the FOMC's 2% target and was expected to reach 2.0% in 2019. Inflation was expected to remain at target levels through 2021. While the FOMC expected two hikes versus the three expected at the September meeting, the markets priced in zero rate hikes for 2019. In January 2019, the release of the December 2018 FOMC minutes confirmed Federal Reserve (Fed) policy was more data dependent and subdued inflation would allow the Committee to be patient in executing further rate hikes in 2019.

•  As expected, no rate action was taken by the FOMC at its January 2019 meeting. Federal Reserve Chairman Jerome Powell started a new practice of holding a press conference after every central bank meeting to improve communications. The Fed's statement showed that the FOMC decided to maintain the target range for the federal funds rate at 2.25% to 2.50%, and the FOMC downgraded its characterization of economic growth from "rising at a strong rate" in December 2018 to "solid" in January 2019. The overall tone of the conference was dovish. This called into question the expectations for future monetary policy, especially since there was no explicit mention of a rate hike. A notable change in the FOMC statement was the lack of forward guidance.

•  In his semiannual testimony on the state of monetary policy to Congress in February 2019, Fed Chairman Powell characterized the economy as "strong." In his speech, Chairman Powell stated that "muted" inflation pressures as well as economic and financial crosscurrents were conflicting signals influencing the FOMC to take a "patient" approach in delivering policy changes. He maintained the Fed's wait-and-see approach and underscored the need for being data dependent going forward. Chairman Powell noted that risks to global growth posed a key threat to the outlook, especially in Europe and China. In his statement, he commented that "uncertainty is the enemy of business" and that economic activity may have been impacted.

•  At its March 2019 meeting, the FOMC voted unanimously to maintain the target range for the federal funds rate at 2.25% to 2.50%. The FOMC's forward-looking statements were more dovish than anticipated, with the Committee downgrading expectations for the economy, lowering its outlook for policy rates and ending its balance sheet normalization sooner than expected. In its more dovish outlook, the FOMC revised its federal funds projections to zero rate hikes in 2019 (down from the Committee's expectations of two rate hikes during their December 2018 meeting) and only one rate hike in 2020. As a result, the median fed funds rate forecast was lowered to 2.4% from 2.9% for 2019 and reduced to 2.6% from 3.1% for 2020. The pace of balance sheet normalization would also be cut in half to $15 billion starting in May and would end altogether in September 2019, earlier

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

than many economists expected. Fed Chairman Powell stated that while the labor market remained strong, growth in economic activity had decelerated in the first quarter of 2019 due to a number of factors, including slowing growth in Europe and China, concerns over tariffs and the effects of global trade tensions. The FOMC noted that in light of global economic and financial developments and muted inflation pressures, the Committee would be patient as it determined the appropriate path of future policy adjustments.

•  GDP for the first quarter of 2019 came in at 3.1%, slightly below expectations with net exports and inventories supporting quarterly growth.i The labor market remained resilient with the unemployment rate falling to 3.8% in the quarter from 4.0% in January 2019.ii In addition, the pace of non-farm payrolls averaged 174,000 in the first quarter of 2019.

•  At the conclusion of its May 1, 2019 meeting, as expected, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. The FOMC reiterated its intentions to remain "patient" as it decided the path of future policy adjustments. FOMC participants believed the most likely outcome for the U.S. economy would be sustained expansion of economic activity, with strong labor market conditions and inflation nearing its 2% target. Regarding economic conditions, Fed Chairman Powell acknowledged that economic growth and job creation since the Fed's prior meeting in March 2019 had been stronger than anticipated. In addition, Chairman Powell highlighted that international risks had moderated since the beginning of 2019, as evidenced by some recent improvement in global economic data, a delayed Brexit and reports of some progress in U.S.-China trade negotiations. While the federal funds rate remained unchanged, the FOMC lowered the interest on excess reserves (IOER) by 0.05% to 2.35% from 2.40%. Chairman Powell noted the decrease in the IOER was a technical adjustment designed to control overnight rates in the fed funds market and should not be viewed as any change to overall monetary policy.

•  The Trump administration's decision on May 10, 2019 to raise tariffs to 25% on $200 billion of

Chinese goods and the threat to levy further tariffs on another $300 billion of Chinese goods following the G20 meeting in June 2019 stoked concerns that the U.S.-China trade war could be longer and more pronounced than expected. The Trump administration's decision on May 29, 2019 to threaten Mexico with a 5% tariff only exacerbated these concerns and raised the specter of additional U.S. trade wars with other countries.

•  Fearing continued trade tensions could weaken economic growth, investors fled to U.S. Treasuries in May 2019. The Treasury yield curve flattened significantly, with the 2-, 5- and 10-year yields falling 34 bps, 37 bps and 38 bps, respectively, throughout the month, and the belly of the curve becoming inverted.iii As of May 31, 2019, the 10-year Treasury bond was yielding 22 bps less than the 3-month Treasury bill. The 5-year Treasury bond was yielding 43 bps less than the 3-month Treasury bill as of the same date. Given this shift in sentiment, the market was pricing in at least two rate cuts by the Fed by the end of 2019.

•  At its June 18-19, 2019 meeting, the FOMC kept the range for the federal funds rate unchanged at 2.25% to 2.50%. While it kept policy rates unchanged, the FOMC removed the word "patient" in describing its approach to monetary policy and reiterated it remains ready to take appropriate action should economic uncertainties, such as international trade tensions, negatively impact global growth and inflation.

•  In its June 2019 updated "dot plot," the FOMC showed that 8 out of 17 officials expected lower rates by the end of 2019 — with 7 members anticipating 50 bps of easing. As a result, the average federal funds forecast for 2019 fell to 2.17% (down from 2.49% during the March 2019 FOMC meeting) while the median remained unchanged at 2.38%. Looking ahead, the median federal funds forecast for 2020 was lowered to 2.13% (down from 2.63%) and the median forecast for 2021 was lowered to 2.38% (down from 2.63%).

•  While reconfirming its 2% inflation target, the Fed acknowledged a decline in near-term inflation expectations and cut its median Personal

i  Source for GDP data shown in this report: U.S. Bureau of Economic Analysis

ii  Source for unemployment and non-farm payrolls data shown in this report: U.S. Bureau of Labor Statistics

iii  Source for Treasury yields data shown in this report: Bloomberg L.P.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

Consumption Expenditures (PCE) and core PCE inflation forecasts for 2019 to 1.5% and 1.8%, respectively. GDP growth projections for 2019 remained unchanged while the unemployment rate was revised lower to 3.6% from 3.7%.

•  Subsequent to the June 2019 FOMC meeting, Fed Chairman Powell spoke on June 25 at the Council on Foreign Relations, where he reiterated economic crosscurrents have reemerged and risks to the baseline economic outlook have grown.

•  Citing weakening global growth and muted inflation pressures, the FOMC lowered the range for the federal funds rate by 0.25% to 2.00% to 2.25% at its July 2019 meeting. While acknowledging the U.S. economy and labor market remained strong, Fed Chairman Powell highlighted global uncertainties, including weaker growth in the European Union and China as risks to the outlook justifying the rate cut. The FOMC reiterated it would "act as appropriate to sustain the expansion," thus leaving the door open to potential future rate cuts if global economic growth continued to weaken. In addition to lowering the federal funds rate, the FOMC lowered the IOER rate by 0.25% to 2.10% and ended its balance sheet run-off program two months earlier than expected.

•  Second quarter 2019 GDP cooled to 2.1% as weaknesses were evident. Businesses showed wariness to expand and delayed investment decisions as uncertainties surrounding trade tension mounted. However, personal consumption remained strong and contributed a substantial share of economic growth. The labor market remained strong with the unemployment rate falling to 3.7% in June 2019. The pace of non-farm payrolls averaged 152,000 in the second quarter of 2019, down from the first quarter.

•  On August 1, 2019, President Trump announced the U.S. would impose a 10% tariff on the remaining $300 billion of Chinese imports starting September 1 after negotiations failed to make progress. China pledged to retaliate. The sharp decline in the value of the Chinese yuan that followed led the Trump administration to formally label China a currency manipulator.

•  The August 2019 employment data showed weaker-than-expected job gains with downward revisions to prior months, but wage growth was surprisingly stronger than expected. Comments from Fed Chairman Powell reflected the challenges of responding to an economy where the job market and the consumer remained strong but was facing headwinds such as the rising trade tensions compounded by a general slowdown in global growth.

•  At the September 2019 FOMC meeting, the Committee cut policy rates by 25 bps to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%. The Federal Reserve intervened with temporary open market operations and normalized the repo market for the remainder of September.

Management Strategies

•  Our investment philosophy continues to revolve around prudent credit, duration and risk management.

•  We continued to manage the Fund to help minimize interest rate sensitivity in the changing rate environment.

•  The portfolio's duration was favorable in a declining rate environment, which positively contributed to the net asset value of the Fund.

•  However, the changing rate environment has negatively affected Fund performance from a yield perspective, given the lower reinvestment rates available as the policy rates continued to decline.

•  Aside from the changing interest rate environment, there were no additional material detractors from performance in this reporting period.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

*  Minimum Investment

**  Commenced operations on April 28, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the ICE BofAML 3-Month U.S. Treasury Bill Index(1), and the Lipper Ultra Short Obligations Funds Index(2)

	Period Ended September 30, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	2.68%	—	—	1.74%
Fund — Institutional Class Shares w/o sales charges(4)	2.62	—	—	1.69
Fund — Class A Shares w/o sales charges(4)	2.42	—	—	1.48
ICE BofAML 3-Month U.S. Treasury Bill Index	2.39	—	—	1.39
Lipper Ultra Short Obligations Funds Index	2.78	—	—	1.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses.

(1)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Ultra Short Obligations' Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (5.9%)
Domestic Bank (1.1%)
First Abu Dhabi Bank SA N V Ia
2.85%, 12/16/19 (a)	$200,000	$200,302
International Banks (4.8%)
Barclays Bank PLC
3.01%, 12/20/19	150,000	150,280
Canadian Imperial Bank of Commerce
2.00%, 9/17/20	250,000	249,968
National Bank of Kuwait Sakp,
2.90%, 12/20/19	200,000	200,264
2.97%, 12/11/19	150,000	150,205
Natixis NY
2.75%, 12/20/19	150,000	150,204
		900,921
Total Certificates of Deposit (Cost $1,100,000)		1,101,223
Commercial Paper (b) (10.4%)
Asset-Backed Diversified Financial Services (0.3%)
Collateralized Commercial Paper FLEX Cp. LLC
2.68%, 12/19/19	50,000	49,770
Diversified Financial Services (0.6%)
Citigroup Global Markets, Inc.
2.75%, 12/17/19 (a)	100,000	99,568
Food & Beverage (1.8%)
Coca-Cola Co.,
2.68%, 3/17/20 - 3/20/20	100,000	99,074
2.69%, 3/16/20	30,000	29,726
2.95%, 12/12/19 - 12/13/19	192,000	191,204
Parker-hannifin Corp.
2.25%, 1/6/20	21,000	20,876
		340,880
Health Care Services (1.3%)
Catholic Health Initiatives,
2.47%, 11/1/19 - 11/14/19	24,500	24,443
2.51%, 10/3/19	27,034	27,029
2.54%, 10/4/19	3,272	3,271
Walgreens Boots Alliance, Inc.,
2.33%, 3/31/20	19,000	18,779
2.43%, 2/7/20	26,000	25,784
2.54%, 1/6/20	48,900	48,595
2.58%, 1/15/20 - 1/31/20	100,000	99,265
		247,166
Hospitality (0.9%)
Marriott International, Inc.,
2.32%, 1/15/20 - 1/29/20	112,000	111,191
2.33%, 10/21/19	48,000	47,937
		159,128
International Banks (4.4%)
Banque Federative du Credit Mutuel SA
2.96%, 2/3/20	200,000	198,575
	Face Amount (000)	Value (000)
BPCE SA
2.72%, 12/20/19	$155,000	$154,308
Lloyds Bank PLC
2.67%, 1/7/20	125,000	124,288
Reckitt Benckiser Treasury Services PLC,
2.23%, 4/20/20	16,000	15,806
2.51%, 7/31/20	40,000	39,200
2.53%, 7/7/20	38,000	37,293
2.79%, 2/3/20	25,000	24,801
2.79%, 2/6/20 (a)	25,000	24,797
2.81%, 3/4/20 (a)	50,000	49,524
Societe Generale
3.29%, 10/15/19 (a)	33,710	33,681
Suncorp Group Ltd.,
2.71%, 10/21/19	64,500	64,416
2.77%, 12/19/19	50,000	49,752
		816,441
Wireless Telecom Services (1.1%)
AT&T, Inc.,
2.42%, 12/6/19	12,000	11,949
2.68%, 12/10/19 (a)	5,000	4,977
2.82%, 12/2/19	158,900	158,256
Bell Canada
2.87%, 11/8/19	35,400	35,310
		210,492
Total Commercial Paper (Cost $1,920,986)		1,923,445
Corporate Bonds (13.7%)
Domestic Banks (5.2%)
Bank of America Corp.
5.63%, 7/1/20	2,362	2,425
Branch Banking and Trust Company,
2.25%, 6/1/20	18,137	18,160
2.63%, 6/29/20	54,014	54,212
Citibank NA
2.10%, 6/12/20	16,850	16,857
Citigroup, Inc.,
2.40%, 2/18/20	148,501	148,645
2.45%, 1/10/20	75,171	75,225
2.65%, 10/26/20	8,221	8,273
5.38%, 8/9/20	49,861	51,290
HSBC Bank USA NA,
2.35%, 3/5/20	137,402	137,604
2.75%, 8/7/20	88,643	89,170
ING Bank NV,
2.45%, 3/16/20 (a)	52,870	52,978
2.70%, 8/17/20 (a)	935	941
Wells Fargo Bank NA,
2.15%, 12/6/19	100,000	99,996
2.40%, 1/15/20	220,000	220,203
		975,979

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
International Banks (8.5%)
ABN AMRO Bank NV
2.45%, 6/4/20 (a)	$41,263	$41,331
American Express Credit Corp.,
2.20%, 3/3/20	2,677	2,678
2.38%, 5/26/20	136,285	136,477
Series F
2.60%, 9/14/20	19,745	19,850
ANZ New Zealand International Ltd.,
2.20%, 7/17/20 (a)	27,900	27,949
2.85%, 8/6/20 (a)	2,700	2,719
Bank of Montreal
2.10%, 6/15/20	15,888	15,902
Bank of Nova Scotia
2.15%, 7/14/20	2,750	2,754
Banque Federative du Credit Mutuel SA
2.20%, 7/20/20 (a)	41,539	41,597
BNP Paribas SA
2.38%, 5/21/20	12,856	12,896
BNZ International Funding Ltd.
2.40%, 2/21/20 (a)	41,975	42,025
BPCE SA
2.25%, 1/27/20	30,250	30,233
Canadian Imperial Bank of Commerce
2.10%, 10/5/20	2,606	2,610
Commonwealth Bank of Australia,
2.25%, 3/10/20 (a)	2,000	2,002
2.30%, 3/12/20	4,250	4,254
5.00%, 3/19/20 (a)	30,275	30,686
Cooperatieve Rabobank UA
4.75%, 1/15/20 (a)	3,000	3,023
Credit Agricole Corporate and Investment Bank
2.75%, 6/10/20 (a)	53,175	53,395
DNB Bank ASA
2.13%, 10/2/20 (a)	10,649	10,665
ING Bank NV
2.50%, 10/1/19 (a)	25,050	25,050
Landesbank Hessen Thuringen
2.71%, 2/3/20	150,000	148,957
Lloyds Bank PLC,
2.40%, 3/17/20	24,130	24,174
2.70%, 8/17/20	25,800	25,987
5.80%, 1/13/20 (a)	26,260	26,523
Macquarie Bank Ltd.,
2.40%, 1/21/20 (a)	30,514	30,532
2.85%, 7/29/20 (a)	8,191	8,246
Metropolitan Life Global Funding I
2.05%, 6/12/20 (a)	7,990	7,993
Mizuho Bank Ltd.
2.40%, 3/26/20 (a)	60,698	60,783
National Australia Bank Ltd.
2.25%, 1/10/20	8,000	8,005
	Face Amount (000)	Value (000)
National Bank of Canada
2.15%, 6/12/20	$147,616	$147,743
Nordea Bank AB
2.13%, 5/29/20 (a)	18,505	18,516
Sumitomo Mitsui Banking Corp.,
2.09%, 10/18/19	52,281	52,281
2.45%, 1/16/20	96,641	96,714
2.51%, 1/17/20	221,984	222,227
2.65%, 7/23/20	66,675	66,967
Suncorp-Metway Ltd.
2.35%, 4/27/20 (a)	40,465	40,493
Svenska Handelsbanken AB
2.40%, 10/1/20	17,300	17,373
Toronto Dominion Bank
3.00%, 6/11/20	11,500	11,582
UBS AG
2.35%, 3/26/20	16,269	16,296
UBS AG London
2.20%, 6/8/20 (a)	31,390	31,397
Westpac Banking Corp.
3.05%, 5/15/20	9,458	9,520
		1,580,405
Total Corporate Bonds (Cost $2,550,579)		2,556,384
Floating Rate Notes (d) (54.1%)
Asset-Backed Diversified Financial Services (1.7%)
Collateralized Commercial Paper FLEX Cp. LLC,
1 Month USD LIBOR + 0.30%, 2.39%, 8/19/20 (a)	100,000	100,011
1 Month USD LIBOR + 0.31%, 2.40%, 8/25/20 (a)	100,000	100,013
Collateralized Commercial Paper II Co. LLC,
1 Month USD LIBOR + 0.40%, 2.44%, 1/7/20 (a)	120,000	120,090
		320,114
Diversified Financial Services (0.4%)
American Express Credit Corp.,
3 Month USD LIBOR + 0.43%, 2.57%, 3/3/20	5,472	5,478
3 Month USD LIBOR + 0.73%, 2.86%, 5/26/20	20,332	20,402
Series F
3 Month USD LIBOR + 1.05%, 3.17%, 9/14/20	41,992	42,328
		68,208
Domestic Banks (4.4%)
Citibank NA,
3 Month USD LIBOR + 0.32%, 2.57%, 5/1/20	24,000	24,030
3 Month USD LIBOR + 0.30%, 2.58%, 10/20/20	13,910	13,935
3 Month USD LIBOR + 0.50%, 2.63%, 6/12/20	11,145	11,177

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Domestic Banks (cont'd)
Citigroup, Inc.,
3 Month USD LIBOR + 0.79%, 3.13%, 1/10/20	$71,629	$71,720
3 Month USD LIBOR + 1.31%, 3.58%, 10/26/20	1,000	1,012
HSBC Bank USA NA, 1 Month USD LIBOR + 0.41% 2.90%, 12/27/19	60,000	60,045
ING Bank NV, 3 Month USD LIBOR + 0.97% 3.09%, 8/17/20 (a)	5,000	5,037
ING U.S. Funding LLC,
3 Month USD LIBOR + 0.17%, 2.28%, 9/23/20 (a)	165,000	165,025
1 Month USD LIBOR + 0.37%, 2.45%, 10/4/19	50,000	50,002
1 Month USD LIBOR + 0.37%, 2.46%, 10/1/19	50,000	50,000
Mizuho Securities USA LLC,
3 Month USD LIBOR + 0.19%, 2.49%, 7/24/20 (a)	45,000	45,003
3 Month USD LIBOR + 0.19%, 2.53%, 7/13/20 (a)	100,000	100,011
3 Month USD LIBOR + 0.31%, 2.57%, 1/31/20	50,000	50,045
State Street Corp., 3 Month USD LIBOR + 0.90% 3.02%, 8/18/20	31,864	32,095
Wells Fargo Bank NA, SOFR + 0.48%, 2.30%, 3/25/20	47,905	47,956
1 Month USD LIBOR + 0.40%, 2.44%, 12/18/19	75,000	75,061
3 Month USD LIBOR + 0.23%, 2.53%, 1/15/20	19,105	19,120
3 Month USD LIBOR + 0.65%, 2.76%, 12/6/19	5,850	5,857
		827,131
International Banks (47.2%)
ANZ New Zealand International Ltd., 3 Month USD LIBOR + 0.08% 2.42%, 7/7/20 (a)	235,000	235,026
ASB Finance Ltd. London,
1 Month USD LIBOR + 0.38%, 2.43%, 11/22/19 (a)	150,000	150,059
1 Month USD LIBOR + 0.41%, 2.46%, 12/10/19 (a)	100,000	100,059
1 Month USD LIBOR + 0.38%, 2.87%, 10/22/19 (a)	100,000	100,016
Australia & New Zealand Banking Group Ltd., 3 Month USD LIBOR + 0.50% 2.62%, 8/19/20 (a)	13,150	13,199
Bank of Montreal,
1 Month USD LIBOR + 0.30%, 2.35%, 10/9/20	200,000	199,968
3 Month USD LIBOR + 0.23%, 2.39%, 12/19/19	150,000	150,069
1 Month USD LIBOR + 0.40%, 2.45%, 12/23/19	150,000	150,102
	Face Amount (000)	Value (000)
Banque Federative du Credit Mutuel SA, 3 Month USD LIBOR + 0.49% 2.77%, 7/20/20 (a)	$28,225	$28,307
Barclays Bank PLC,
1 Month USD LIBOR + 0.43%, 2.47%, 12/30/19	175,000	175,144
3 Month USD LIBOR + 0.65%, 2.86%, 8/7/20	27,600	27,653
1 Month USD LIBOR + 0.50%, 2.87%, 4/14/20	120,000	120,072
BNZ International Funding Ltd.,
1 Month USD LIBOR + 0.26%, 2.31%, 3/23/20 (a)	200,000	200,030
1 Month USD LIBOR + 0.28%, 2.32%, 8/13/20 (a)	100,000	99,982
1 Month USD LIBOR + 0.30%, 2.33%, 9/14/20 (a)	100,000	99,981
1 Month USD LIBOR + 0.30%, 2.34%, 9/10/20 - 9/11/20 (a)	273,000	272,954
3 Month USD LIBOR + 0.70%, 2.85%, 2/21/20 (a)	4,410	4,421
Canadian Imperial Bank of Commerce, 1 Month USD LIBOR + 0.40% 2.45%, 12/23/19 (a)	150,000	150,103
Credit Agricole Corporate and Investment Bank,
3 Month USD LIBOR + 0.29%, 2.42%, 8/25/20	80,000	80,048
3 Month USD LIBOR + 0.40%, 2.54%, 9/24/20	110,300	110,478
3 Month USD LIBOR + 0.35%, 2.62%, 7/30/20	23,164	23,190
3 Month USD LIBOR + 0.47%, 2.77%, 7/13/20	200,000	200,403
Credit Agricole S.A, 3 Month USD LIBOR + 0.97% 3.10%, 6/10/20 (a)	15,255	15,351
Credit Suisse AG, SOFR + 0.32%, 2.17%, 7/27/20	75,000	75,005
SOFR + 0.38%, 2.20%, 3/6/20 - 5/4/20	150,000	150,122
SOFR + 0.45%, 2.27%, 9/25/20	150,000	150,201
SOFR + 0.57%, 2.39%, 1/3/20	100,000	100,100
DBS Group Holdings Ltd., 3 Month USD LIBOR + 0.49% 2.59%, 6/8/20 (a)	97,454	97,551
Federation des caisses Desjardins du Quebec,
3 Month USD LIBOR + 0.08%, 2.24%, 6/23/20 (a)	100,000	99,890
3 Month USD LIBOR + 0.09%, 2.39%, 7/15/20 (a)	50,000	50,006
HSBC Bank PLC, 1 Month USD LIBOR + 0.29% 2.34%, 8/10/20 (a)	178,000	177,956

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
Lloyds Bank PLC,
1 Month USD LIBOR + 0.30%, 2.35%, 4/27/20	$234,500	$234,467
3 Month USD LIBOR + 0.16%, 2.44%, 4/17/20	100,700	100,711
1 Month USD LIBOR + 0.45%, 2.48%, 8/17/20 (a)	335,000	335,136
Macquarie Bank Ltd.,
1 Month USD LIBOR + 0.25%, 2.30%, 7/9/20 (a)	15,000	14,996
3 Month USD LIBOR + 0.12%, 2.33%, 5/7/20 (a)	40,000	40,008
Metropolitan Life Global Funding I, SOFR + 0.57% 2.39%, 9/7/20 (a)	18,790	18,843
Mizuho Bank Ltd.,
3 Month USD LIBOR + 0.10%, 2.20%, 3/9/20	45,000	45,009
3 Month USD LIBOR + 0.12%, 2.23%, 3/6/20	175,000	175,048
3 Month USD LIBOR + 0.10%, 2.23%, 3/10/20	65,000	65,013
3 Month USD LIBOR + 0.33%, 2.63%, 4/15/20	273,000	273,374
National Australia Bank Ltd., 3 Month USD LIBOR + 0.59% 2.93%, 1/10/20 (a)	9,000	9,014
Natixis NY,
1 Month USD LIBOR + 0.37%, 2.42%, 1/21/20	200,000	200,138
3 Month USD LIBOR + 0.23%, 2.57%, 1/10/20	75,000	75,036
Nordea Bank AB,
3 Month USD LIBOR + 0.30%, 2.43%, 6/5/20	50,000	50,087
3 Month USD LIBOR + 0.47%, 2.59%, 5/29/20 (a)	5,000	5,013
Ontario Teachers Financial Trust, 1 Month USD LIBOR + 0.26% 2.32%, 9/16/20 (a)	130,000	129,924
Royal Bank of Canada,
3 Month USD LIBOR + 0.09%, 2.43%, 7/10/20 (a)	150,000	150,040
SOFR + 0.51%, 2.96%, 1/9/20 (a)	195,000	195,286
Societe Generale,
3 Month USD LIBOR + 0.21%, 2.35%, 3/3/20	45,900	45,931
3 Month USD LIBOR + 0.23%, 2.37%, 6/1/20 (a)	200,000	200,219
1 Month USD LIBOR + 0.53%, 2.56%, 12/16/19 (a)	100,000	100,089
Sumitomo Mitsui Banking Corp.,
3 Month USD LIBOR + 0.41%, 2.56%, 6/18/20	195,000	195,388
	Face Amount (000)	Value (000)
3 Month USD LIBOR + 0.42%, 2.56%, 8/20/20	$30,000	$30,049
3 Month USD LIBOR + 0.31%, 2.61%, 10/18/19	67,336	67,352
3 Month USD LIBOR + 0.37%, 2.63%, 1/31/20	34,272	34,308
3 Month USD LIBOR + 0.35%, 2.65%, 1/17/20	132,653	132,782
3 Month USD LIBOR + 0.41%, 2.66%, 5/1/20	15,000	15,029
3 Month USD LIBOR + 0.37%, 2.69%, 10/16/20	9,159	9,180
Sumitomo Mitsui Trust Bank Ltd., 3 Month USD LIBOR + 0.19% 2.47%, 4/20/20	300,000	300,188
Svenska Handelsbanken AB,
3 Month USD LIBOR + 0.21%, 2.37%, 12/19/19	30,000	30,017
1 Month USD LIBOR + 0.34%, 2.39%, 11/21/19	75,000	75,018
1 Month USD LIBOR + 0.38%, 2.43%, 12/23/19	150,000	150,074
Toronto Dominion Bank,
1 Month USD LIBOR + 0.20%, 2.24%, 7/27/20	200,000	199,919
3 Month USD LIBOR + 0.19%, 2.29%, 9/30/20 (a)	100,000	100,000
3 Month USD LIBOR + 0.19%, 2.30%, 9/28/20 (a)	250,000	250,036
1 Month USD LIBOR + 0.31%, 2.36%, 10/20/20	250,000	249,934
1 Month USD LIBOR + 0.37%, 2.42%, 11/27/19 (a)	50,000	50,021
UBS AG London,
1 Month USD LIBOR + 0.35%, 2.39%, 9/18/20 (a)	95,000	95,012
1 Month USD LIBOR + 0.35%, 2.40%, 9/8/20 - 9/21/20 (a)	320,000	320,028
3 Month USD LIBOR + 0.32%, 2.48%, 12/19/19 (a)	175,000	175,111
3 Month USD LIBOR + 0.58%, 2.68%, 6/8/20 (a)	41,000	41,117
Westpac Securities NZ Ltd., 3 Month USD LIBOR + 0.08% 2.17%, 6/29/20 (a)	200,000	200,052
		8,791,443
Wireless Telecom Services (0.4%)
AT&T, Inc.,
3 Month USD LIBOR + 0.65%, 2.95%, 1/15/20 (c)	2,500	2,504
3 Month USD LIBOR + 0.93%, 3.03%, 6/30/20	8,461	8,505
Verizon Communications Inc., 3 Month USD LIBOR + 0.55% 2.70%, 5/22/20	64,294	64,475
		75,484
Total Floating Rate Notes (Cost $10,079,936)		10,082,380
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (15.6%)
BMO Capital Markets Corp., (1.92%, dated 9/30/19, due 10/1/19; proceeds $9,000; fully collateralized by various Corporate Bonds, 1.75% - 4.63% due 1/6/20 - 6/15/45; valued at $9,450)	$9,000	$9,000
BNP Paribas Prime Brokerage, Inc., (2.05%, dated 9/30/19, due 10/1/19; proceeds $55,003; fully ollateralized by various Corporate Bonds; 6.00% - 10.75% due 7/15/22 - 5/15/68 (e); valued at $58,134)	55,000	55,000
BNP Paribas Prime Brokerage, Inc., (2.99% (d), dated 4/18/19, due 1/21/20; proceeds $342,735; fully collateralized by various Corporate Bonds; 3.25% - 11.50% due 3/15/20 - 5/15/87 (e); valued at $357,295) (Demand 10/1/19)	335,000	335,000
BNP Paribas Prime Brokerage, Inc., (2.40% (d), dated 3/14/19, due 12/12/19; proceeds $208,731; fully collateralized by various Corporate Bonds; 2.35% - 10.75% due 10/1/20 - 11/15/46 (e); valued at $217,257) (Demand 12/12/19)	205,000	205,000
BNP Paribas Prime Brokerage, Inc., (2.45% (d), dated 8/7/19, due 11/7/19; proceeds $261,628; fully collateralized by various Corporate Bonds; 2.80% - 11.13% due 3/15/20 - 2/28/57 (e); valued at $275,575) (Demand 11/7/19)	260,000	260,000
Citigroup Global Markets, Inc., (2.51% (d), dated 9/24/19, due 9/24/20; proceeds $205,104; fully collateralized by various Corporate Bonds; 4.50% - 11.25% due 4/15/20 - 4/1/45; valued at $212,055) (Demand 10/24/19)	200,000	200,000
ING Financial Markets LLC, (1.92%, dated 9/30/19, due 10/1/19; proceeds $7,000; fully collateralized by various Corporate Bonds; 2.00% - 4.00% due 9/29/21 - 8/15/47; valued at $7,350)	7,000	7,000
JP Morgan Securities LLC, 2.43% (d), dated 9/3/19, due 5/29/20; proceeds $262,691; fully collateralized by various Corporate Bonds; 3.45% - 11.00% due 4/15/20 - 3/15/44 (e); valued at $273,239) (Demand 10/31/19)	258,000	258,000
Merrill Lynch Pierce Fenner & Smith, Inc., (1.97%, dated 9/30/19, due 10/1/19; proceeds $75,004; fully collateralized by various Corporate Bonds; 2.90% - 5.45% due 9/15/20 - 7/13/47; valued at $78,744)	75,000	75,000
Merrill Lynch Pierce Fenner & Smith, Inc., (2.40%, dated 9/30/19, due 10/1/19; proceeds $35,002; fully collateralized by various Common Stocks and Preferred Stocks; valued at $36,750)	35,000	35,000
	Face Amount (000)	Value (000)
Merrill Lynch Pierce Fenner & Smith, Inc., (2.46% (d), dated 6/20/19, due 12/18/20; proceeds $311,214; fully collateralized by various Common Stocks and Preferred Stocks; valued at $315,319) (Demand 12/20/19)	$300,000	$300,000
Pershing LLC, (2.03%, dated 9/30/19, due 10/1/19; proceeds $150,008; fully collateralized by various Corporate Bonds; 1.80% - 11.38% due 10/24/19 - 12/31/99 (e); valued at $158,500)	150,000	150,000
Scotia Capital USA, Inc., (2.02%, dated 9/30/19, due 10/1/19; proceeds $710,040; fully collateralized by various Corporate Bonds; 2.35% - 8.38% due 11/18/19 - 8/15/25; valued at $752,415)	710,000	710,000
Wells Fargo Securities LLC, (1.92%, dated 9/30/19, due 10/1/19; proceeds $50,003; fully collateralized by various Corporate Bonds; 3.40% - 4.13% due 10/6/23 - 9/30/47 (e); valued at $52,473)	50,000	50,000
Wells Fargo Securities LLC, (2.33%, dated 9/20/19, due 12/19/19; proceeds $50,291; fully collateralized by various Corporate Bonds; 2.25% - 3.88% due 5/12/20 - 4/1/30 (e); valued at $52,428)	50,000	50,000
Wells Fargo Securities LLC, (2.36%, dated 9/19/19, due 12/19/19; proceeds $50,298; fully collateralized by various Corporate Bonds; 0.00% - 4.88% due 8/24/20 - 7/15/64 (e); valued at $52,539)	50,000	50,000
Wells Fargo Securities LLC, (1.97% , dated 9/30/19, due 10/1/19; proceeds $24,501; fully collateralized by various Common Stocks and Preferred Stocks; valued at $25,725)	24,500	24,500
Wells Fargo Securities LLC, (2.53%, dated 9/20/19, due 12/19/19; proceeds $140,886; fully collateralized by various Corporate Bonds; 5.00% - 10.63% due 5/21/21 - 1/15/44 (e); valued at $148,447)	140,000	140,000
Total Repurchase Agreements (Cost $2,913,500)		2,913,500
Total Investments (99.7%) (Cost $18,565,001) (f)(g)		18,576,932
Other Assets in Excess of Liabilities (0.3%)		57,705
Net Assets (100.0%)		$18,634,637

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  The rates shown are the effective yields at the date of purchase.

(c)  All or a portion of the security is subject to delayed delivery.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

(d)  Floating or variable rate securities: The rates disclosed are as of September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2019.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $18,565,001,000. The aggregate gross unrealized appreciation is approximately $12,964,000 and the aggregate gross unrealized depreciation is approximately $1,033,000, resulting in net unrealized appreciation of approximately $11,931,000.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	54.3%
Repurchase Agreements	15.7
Corporate Bonds	13.8
Commercial Paper	10.3
Certificates of Deposit	5.9
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Ultra-Short Income Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $18,565,001, including value of repurchases agreements of $2,913,500)	$18,576,932
Cash	814
Receivable for Fund Shares Sold	72,194
Interest Receivable	48,506
Other Assets	1,547
Total Assets	18,699,993
Liabilities:
Payable for Fund Shares Redeemed	50,874
Payable for Advisory Fees	6,249
Payable for Investments Purchased	2,520
Payable for Shareholder Services Fees — Institutional Class	128
Payable for Shareholder Services Fees — Class A	2,186
Dividends Payable	1,694
Payable for Administration Fees	1,242
Payable for Custodian Fees	55
Payable for Professional Fees	55
Payable for Transfer Agency Fees — Class IR	7
Payable for Transfer Agency Fees — Institutional Class	1
Payable for Transfer Agency Fees — Class A	3
Other Liabilities	342
Total Liabilities	65,356
Net Assets	$18,634,637
Net Assets Consist of:
Paid-in-Capital	$18,621,266
Total Distributable Earnings	13,371
Net Assets	$18,634,637
CLASS IR:
Net Assets	$4,765,201
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	475,594,719
Net Asset Value, Offering and Redemption Price Per Share	$10.02
Institutional Class:
Net Assets	$3,085,210
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	307,976,496
Net Asset Value, Offering and Redemption Price Per Share	$10.02
CLASS A:
Net Assets	$10,784,226
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,076,507,894
Net Asset Value, Offering and Redemption Price Per Share	$10.02

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Ultra-Short Income Portfolio

Statement of Operations	Year Ended September 30, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$410,595
Expenses:
Advisory Fees (Note B)	29,577
Shareholder Services Fees — Institutional Class (Note D)	1,429
Shareholder Services Fees — Class A (Note D)	21,744
Administration Fees (Note C)	11,831
Registration Fees	1,050
Trustees' Fees and Expenses	318
Custodian Fees (Note F)	317
Shareholder Reporting Fees	93
Professional Fees	84
Transfer Agency Fees — Class IR (Note E)	21
Transfer Agency Fees — Institutional Class (Note E)	3
Transfer Agency Fees — Class A (Note E)	13
Pricing Fees	18
Other Expenses	342
Expenses Before Non Operating Expenses	66,840
Bank Overdraft Expense	1
Total Expenses	66,841
Waiver of Advisory Fees (Note B)	(8,181)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(21)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(5)
Net Expenses	58,634
Net Investment Income	351,961
Realized Gain:
Investments Sold	769
Change in Unrealized Appreciation (Depreciation):
Investments	8,581
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	9,350
Net Increase in Net Assets Resulting from Operations	$361,311

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Ultra-Short Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2019 (000)	Year Ended September 30, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$351,961	$132,313
Net Realized Gain	769	805
Net Change in Unrealized Appreciation (Depreciation)	8,581	1,501
Net Increase in Net Assets Resulting from Operations	361,311	134,619
Dividends and Distributions to Shareholders:
Class IR	(81,786)	(28,414)
Institutional Class	(71,086)	(37,642)
Class A	(199,089)	(66,548)
Total Dividends and Distributions to Shareholders	(351,961)	(132,604)
Capital Share Transactions:(1)
Class IR:
Subscribed	7,672,933	3,349,474
Distributions Reinvested	71,902	23,263
Redeemed	(4,822,141)	(2,654,971)
Institutional Class:
Subscribed	3,028,912	2,761,966
Distributions Reinvested	71,086	37,701
Redeemed	(2,739,398)	(1,772,991)
Class A:
Subscribed	12,220,046	8,059,575
Distributions Reinvested	198,964	66,612
Redeemed	(7,906,616)	(4,442,565)
Net Increase in Net Assets Resulting from Capital Share Transactions	7,795,688	5,428,064
Total Increase in Net Assets	7,805,038	5,430,079
Net Assets:
Beginning of Period	10,829,599	5,399,520
End of Period	$18,634,637	$10,829,599
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	765,985	334,613
Shares Issued on Distributions Reinvested	7,177	2,324
Shares Redeemed	(481,379)	(265,232)
Net Increase in Class I Shares Outstanding	291,783	71,705
Institutional Class:
Shares Subscribed	302,377	275,934
Shares Issued on Distributions Reinvested	7,097	3,767
Shares Redeemed	(273,488)	(177,139)
Net Increase in Institutional Class Shares Outstanding	35,986	102,562
Class A:
Shares Subscribed	1,220,000	805,218
Shares Issued on Distributions Reinvested	19,862	6,655
Shares Redeemed	(789,334)	(443,874)
Net Increase in Class A Shares Outstanding	450,528	367,999

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Ultra-Short Income Portfolio

	Class IR
	Year Ended September 30,					Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2019	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.01	$10.01		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.25	0.19		0.12		0.03
Net Realized and Unrealized Gain (Loss)	0.01	(0.01)		0.00	(3)	0.00	(3)
Total from Investment Operations	0.26	0.18		0.12		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.18)		(0.11)		(0.03)
Net Realized Gain	—	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.25)	(0.18)		(0.11)		(0.03)
Net Asset Value, End of Period	$10.02	$10.01		$10.01		$10.00
Total Return(4)	2.68%	1.87%		1.18%		0.26	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,765,201	$1,840,647		$1,122,452		$276,348
Ratio of Expenses Before Expense Limitation	0.30%	0.30%		0.30%		0.42	%(6)
Ratio of Expenses After Expense Limitation	0.24%	0.23%		0.22%		0.18	%(6)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.24%	N/A		N/A		N/A
Ratio of Net Investment Income	2.53%	1.86%		1.16%		0.61	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)		N/A(7)		N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
	Year Ended September 30,					Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2019	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.01	$10.01		$10.00		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.25	0.18		0.11		0.02
Net Realized and Unrealized Gain	0.01	0.00	(3)	0.00	(3)	0.00	(3)
Total from Investment Operations	0.26	0.18		0.11		0.02
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.18)		(0.10)		(0.02)
Net Realized Gain	—	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.25)	(0.18)		(0.10)		(0.02)
Net Asset Value, End of Period	$10.02	$10.01		$10.01		$10.00
Total Return(4)	2.62%	1.82%		1.13%		0.24	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,085,210	$2,722,775		$1,695,589		$196,092
Ratio of Expenses Before Expense Limitation	0.34%	0.35%		0.35%		0.48	%(6)
Ratio of Expenses After Expense Limitation	0.29%	0.28%		0.27%		0.23	%(6)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.29%	N/A		N/A		N/A
Ratio of Net Investment Income	2.48%	1.84%		1.09%		0.65	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)		N/A(7)		N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Ultra-Short Income Portfolio

	Class A
	Year Ended September 30,					Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2019	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.01	$10.01		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23	0.17		0.09		0.01
Net Realized and Unrealized Gain (Loss)	0.01	(0.01)		0.00	(3)	0.00	(3)
Total from Investment Operations	0.24	0.16		0.09		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.16)		(0.08)		(0.01)
Net Realized Gain	—	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.23)	(0.16)		(0.08)		(0.01)
Net Asset Value, End of Period	$10.02	$10.01		$10.01		$10.00
Total Return(4)	2.42%	1.61%		0.92%		0.14	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,784,226	$6,266,177		$2,581,479		$164,528
Ratio of Expenses Before Expense Limitation	0.55%	0.55%		0.55%		0.68	%(6)
Ratio of Expenses After Expense Limitation	0.49%	0.48%		0.47%		0.44	%(6)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.49%	N/A		N/A		N/A
Ratio of Net Investment Income	2.29%	1.68%		0.91%		0.48	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)		N/A(7)		N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Income Portfolio. The Fund seeks current income with capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; and (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$1,101,223	$—	$1,101,223
Commercial Paper	—	1,923,445	—	1,923,445
Corporate Bonds	—	2,556,384	—	2,556,384
Floating Rate Notes	—	10,082,380	—	10,082,380
Repurchase Agreements	—	2,913,500	—	2,913,500
Total Short-Term Investments	—	18,576,932	—	18,576,932
Total Assets	$—	$18,576,932	$—	$18,576,932

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

4.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown.

However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.30% for Institutional Class shares and 0.55% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2019, approximately $8,181,000 of advisory fees were waived and approximately $26,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Class A shares.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a

Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2019, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$351,961	$132,604

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2019.

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,430	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 84.2%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from April 28, 2016 (commencement of operations) through September 30, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from April 28, 2016 (commencement of operations) through September 30, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-year period and the period since the end of April 2016, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

27

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

28

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSIANN
2789892 EXP 11.30.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Municipal Income Portfolio

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Investment Advisory Agreement Approval	21
Privacy Notice	23
Trustee and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Municipal Income Portfolio (the "Fund") performed during the period beginning December 19, 2018 (when the Fund commenced operations) and ended September 30, 2019.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2019

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Expense Example (unaudited)

Ultra-Short Municipal Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Actual Ending Account Value 9/30/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Municipal Income Portfolio Class IR	$1,000.00	$1,007.70	$1,024.42	$0.65	$0.66	0.13%
Ultra-Short Municipal Income Portfolio Institutional Class	1,000.00	1,007.20	1,023.92	1.16	1.17	0.23
Ultra-Short Municipal Income Portfolio Class A	1,000.00	1,006.70	1,023.41	1.66	1.67	0.33

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited)

Ultra-Short Municipal Income Portfolio

The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity.

Performance

For the period from Fund inception on December 19, 2018 through September 30, 2019, the Fund's Institutional Class Share had a total return of 1.11%. The Fund's Institutional Class Share underperformed against the Fund's benchmark, the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index (the "Index"), which returned 2.79%. For the seven-day period ended September 30, 2019, the Fund's Institutional Class Share provided an annualized current yield of 1.40% (subsidized) and 1.18% (non-subsidized), while its 30-day moving average annualized yield was 1.31% (subsidized) and 1.08% (non-subsidized). The 30-day SEC yield was 1.29% (subsidized) and 1.07% (non-subsidized). The 30-day taxable equivalent SEC yield was 2.06% (subsidized) and 1.70% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Interest rates at the long end of the municipal money market maturity range have shifted lower over the first half of 2019 as trade tensions and signs of a slowing global economy have led market participants to price in a shift to easing of Federal Reserve (Fed) monetary policy.

•  In the wake of federal tax reform, municipal bonds have become more attractive investments, particularly for high earners in high tax states. This has led to strong asset inflows into municipal bond funds and separately managed accounts and kept the appetite hearty for shorter-duration issues. The Bond Buyer One-Year Note Index stood at 1.30% at the end of September 2019, down from 1.90% at the end of 2018.i

•  The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index ("SIFMA Index") dropped over the same period. The SIFMA Index fell 0.13% over the first nine-months of 2019.ii However, the SIFMA Index has experienced significant bouts of volatility year-to-date through September 30, 2019.

•  The SIFMA Index saw a significant surge during the March-April 2019 tax-payment time period as tax bills came due and investors realized the impact of the federal government's cap on state and local tax deductions. Municipal money market funds lost assets during the months of March and April 2019 as investors made tax liability payments. With dealer inventories on the rise, volatility returned to the market as dealers sought to recruit additional crossover buyers in the form of separately managed accounts and short-bond fund investors. This led to a spike in the SIFMA Index from 1.50% at the end of March 2019 to 2.30% on April 24, 2019.

•  Money funds saw a sharp reversal of flows in May 2019, attracting almost $5 billion in assets during the month.iii This unexpected surge in demand forced the SIFMA Index lower throughout the month, closing out at 1.42%. Then in June 2019, municipal money market funds once again experienced outflows with close to $2 billion worth of redemptions. The SIFMA Index would ultimately rise from 1.40% on June 5, 2019 to 1.90% June 26, 2019.

•  There continues to be an inversion in the municipal yield curve between short-term variable rate issues and fixed rate issues.

•  The nation's broad economic expansion had a beneficial impact on state tax revenue collections in 2019. In its spring 2019 Fiscal Survey of the States, the National Association of State Budget Officers noted that most states have made upward revisions to their revenue estimates compared to budget projections. The survey predated April 2019 tax collections, which produced further positive variances for state tax collections.

i  Source: The Bond Buyer. The Bond Buyer One-Year Note Index consists of 10 states and cities that are regular issuers of cash-flow notes and measures the estimated yields of these bonds on a weekly basis. The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment.

ii  Source for SIFMA data: Bloomberg L.P., data as of September 30, 2019. The SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by the Securities Industry and Financial Markets Association. The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment.

iii  Source: iMoneyNet — Money Fund Report

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Overview (unaudited) (cont'd)

Ultra-Short Municipal Income Portfolio

•  In a recently published report, Moody's Investors Service noted strong revenue collections have allowed states to limit the amount of debt issued to fund capital investments, opting to utilize pay-as-you-go financing for capital investments rather than issuing bonds. Moody's cited steady revenue growth since the last recession as the principal reason for this shift in funding priorities. It also pointed to the growing trend of taxpayer aversion to increased debt or taxes as additional contributing factors.

•  The Fund is less than one year old. Such a short time frame would not provide a meaningful performance analysis, as short-term returns may not be indicative of the Fund's long-term performance potential.

Management Strategies

•  Our investment philosophy continues to revolve around prudent credit, duration and risk management.

•  We focus on tax-exempt securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program and the financial strength of the supporting institutions.

•  In the period ahead, we will watch to see how monetary policy unfolds and determine what impact it may have on municipal yields.

*  Minimum Investment

**  Commenced operations on December 19, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index(1), and the Lipper Short Municipal Debt Funds Index(2)

	Period Ended September 30, 2019 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	—	—	—	1.19%
Fund — Institutional Class Shares w/o sales charges(4)	—	—	—	1.11
Fund — Class A Shares w/o sales charges(4)	—	—	—	1.04
Fund — Class A Shares with maximum 0.50% sales charges(4)	—	—	—	0.53
Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index	—	—	—	2.79
Lipper Short Municipal Debt Funds Index	—	—	—	2.19

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charge and expenses.

(1)  Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index is Bloomberg's evaluated pricing service, BVAL, provides a municipal "AAA" 5% coupon benchmark yield curve that is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality U.S. municipal bonds with an average rating of "AAA" from Moody's and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues and other proprietary contributed prices. The benchmark is updated hourly and utilizes eligible "AAA" traded observations throughout the day and accessible on through Bloomberg services. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Municipal Debt Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on December 19, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (a) (33.2%)
Ascension Parish, LA, BASF Corp Project Ser 1995 (AMT)
1.57%, 3/1/25	$2,400	$2,400
Brazos, TX, River Harbor Navigation District BASF Corp. Project Ser 1996 (AMT)
1.57%, 4/1/31	2,400	2,400
Clark County, NV, Airport Bonds, Ser 2008 A (AMT)
1.56%, 7/1/27	3,800	3,800
East Baton Rouge Parish Industrial Development Board, Inc.
1.59%, 6/1/29 (b)	4,300	4,300
Flint Hills Resources, Ser 2005
1.70%, 1/1/30	6,100	6,100
Iowa State Finance Authority, Midwestern Disaster Area Revenue Bonds Archer-Daniels-Midland Company Project Ser 2011
1.63%, 12/1/51	2,795	2,795
Solid Waste Facilities Revenue Bonds, Mid America Energy Company Project, Ser 2016 B (AMT)
1.59%, 12/1/46	2,500	2,500
Solid Waste Facilities Revenue Bonds, Mid America Energy Company Project, Ser 2017
1.62%, 12/1/47	5,500	5,500
King George County, VA, Industrial Development Authority Waste Management Inc. Ser 1996
1.66%, 9/1/21	1,300	1,300
Port Of Corpus Christi Authority of Nueces County, TX, Solid Waste Disposal Revenue Bonds Flint Hills Resrources, LP Project Ser 2005 A
1.70%, 7/1/29 (b)	5,500	5,500
Port of Tacoma, WA, Sub Lien Ser 2008
1.75%, 12/1/35 (c)	5,000	5,000
RBC Municipal Products Trust Inc., CO, City and County of Denver, Airport System — Subordinate Bonds Floater Certificates Ser 2019-G114
1.65%, 12/1/26 (b)	4,000	4,000
RBC Municipal Products Trust Inc., FL, Broward County Port Facilities Revenue Ser B Floater Certificates Ser 2019-G115
1.83%, 9/1/27 (b)	4,000	4,000
RBC Municipal Products Trust Inc., MA, Partners Healthcare System Adjustable Ser 2019 T-2 Floater Certificates Ser 2018-E-130
1.61%, 11/1/23 (b)	1,000	1,000
RBC Municipal Products Trust Inc., MO, Health and Educational Facilities Authority of the State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17
1.62%, 12/1/39 (b)	2,000	2,000
	Face Amount (000)	Value (000)
RBC Municipal Products Trust Inc., NY, New York City Municipal Water Finance Authority Adjustable Ser 2019-CC Floater Certificates Ser 2018-E-129
1.61%, 11/15/22 (b)	$4,000	$4,000
New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E133
1.61%, 5/1/23 (b)	4,000	4,000
Tender Option Bond Series Trust, CA, California Statewide Communities Development Authority- Multifamily Housing Metropolitan Lofts Ser 2007 A Puttable Floating Rate Receipts Ser 2019-BAML 8003
1.68%, 2/1/53 (b)	1,000	1,000
Tender Option Bond Trust, DC, District of Columbia Housing Finance Agency, Multi-Family Housing Ser 2014 A Puttable Floating Rate Receipts Ser 2019
1.66%, 8/1/47 (b)	2,400	2,400
Tender Option Bond Trust, MD, Agency Enhanced Affordable Housing Trust Receipts, Puttable Floating Rate Receipts Ser 2019-BAML 0009 (AMT)
1.68%, 2/23/21 (b)	10,000	10,000
Tender Option Bond Trust, TX, Harris County Cultural Education Facilities Financing Corporation Baylor College of Medicine Ser B Puttable Floating Rate Receipts Ser 2019-BAML 5012
1.63%, 11/15/46 (b)	3,155	3,155
Harris County Cultural Education Facilities Financing Corporation Baylor College of Medicine Ser B Puttable Floating Rate Receipts Ser 2019-BAML 5013
1.63%, 11/15/46 (b)	2,550	2,550
Total Weekly Variable Rate Bonds (Cost $79,700)		79,700
Daily Variable Rate Bonds (a) (6.4%)
Columbia, AL, Industrial Development Board Pollution Control Revenue, Alabama Power Company Project Ser 1998 (AMT)
1.85%, 6/1/28	7,300	7,300
Lee County, FL, Industrial Development Authority Florida Power & Light Co Ser 2016 B
1.81%, 12/1/46	4,600	4,600
Ohio Water Development Authority, Environmental Improvement Revenue Bonds, Waste Management, Inc. Project, Ser 2000B
1.62%, 7/1/20	1,900	1,900
RBC Municipal Products Trust Inc., SC, Transportation Infrastructure Bank Ser 2017 A, Floater Certificates Ser 2019-G109
1.79%, 10/1/25 (b)	1,500	1,500
Total Daily Variable Rate Bonds (Cost $15,300)		15,300

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Closed-End Investment Companies (a) (9.4%)
BlackRock MuniYield Investment Fund, Inc. (MYF), OT, VRDP Ser W-7-594 (AMT)
1.70%, 6/1/41 (b)	$4,000	$4,000
BlackRock MuniYield Quality Fund III, Inc. (MYI), OT, VRDP (AMT)
1.73%, 6/1/41 (b)	2,400	2,400
JP Morgan Chase & Co., OT, Variable Rate Muni Term Preferred- Invesco Value Municipal Income Trust PUTTERs Ser 5027 (AMT)
1.93%, 6/1/21 (b)	9,000	9,000
Nuveen New York Free Quality Municipal Income Fund 800, Ser E (AMT)
1.70%, 5/1/47 (b)	5,000	5,000
Nuveen Quality Municipal Income Fund, Ser 2-2525 (AMT)
1.73%, 9/11/26 (b)	2,400	2,400
Total Closed-End Investment Companies (Cost $22,800)		22,800
Floating Rate Notes (a) (9.7%)
County Of Allen, OH, Mercy Health Adjustable Rate Hospital Facilities Revenue Bond Series 2015 B
2.33%, 11/1/35	2,070	2,071
Director of the State of Nevada Department of Business and Industry, Variable Rate Demand Solid Waste Disposal Revenue Bonds, Republic Services, Inc. Project Set 2001 (AMT)
1.88%, 12/1/26 (b)	600	600
Harris County Cultural Education Facilities Finance Corporation, TX, Herman Health System Ser 2013 B
2.33%, 6/1/20	2,000	2,006
Kentucky Economic Development Finance Authority, Solid Waste Refunding Revenue Bonds Republic Services Inc. Ser 2010 A (AMT)
1.40%, 4/1/31 (b)	2,800	2,800
Massachusetts Development Finance Agency, MA, Partners HealthCare System Series 2015 O-3
2.06%, 7/1/50	1,915	1,916
Michigan Finance Authority, Hospital Refunding Bonds McLaren Health Care Ser 2015-D2
2.14%, 10/15/38	1,000	1,003
Michigan State Finance Authority, Trinity Health Credit Group Ser 2015
1.91%, 12/1/39	5,000	5,022
Mission Economic Development Corporation, TX, Solid Waste Disposal Revenue Refunding Bonds, Republic Services Inc. Ser 2012
1.55%, 1/1/26 (b)	300	300
Mississippi Business Finance Corporation Gulf Opportunity Zone Bonds, National Rural Utilities Coast Electric Power Association Project Ser 2007C
1.90%, 5/1/37	1,125	1,125
	Face Amount (000)	Value (000)
Ohio Water Development Authority, Pollution Control Revenue Bonds, Loan Fund, Ser 2017 B
1.80%, 12/1/20	$3,750	$3,750
Pennsylvania State Turnpike Commission, PA, Turnpike Revenue Bonds, Ser 2014 B
2.46%, 12/1/20	2,625	2,640
Total Floating Rate Notes (Cost $23,233)		23,233
Quarterly Variable Rate Bonds (a) (4.0%)
Lewisburg, TN, Industrial Development Board Solid Waste Disposal Waste Management Tennessee Project Ser 2012 (AMT)
1.53%, 7/2/35	2,200	2,199
Pennsylvania Economic Development Financing Authority, Republic Services Inc. Ser 2019 A (AMT)
1.50%, 4/1/34	3,500	3,500
Port of Port Arthur Navigation District, TX, Exempt Facilities, Emerald Renewable Diesel LLC Project, Ser 2018 (AMT)
1.90%, 6/1/49 (b)	4,000	4,000
Total Quarterly Variable Rate Bonds (Cost $9,700)		9,699
Commercial Paper (d) (20.1%)
Atlanta Airport Enterprise, GA Third Lien Airport General Revenue Commercial Paper Notes, Series J-2 1.45%, 3/23/20	3,187	3,187
JEA, FL, Water & Sewer System Sub- Ser 2000 F-2
1.65%, 10/22/19 - 10/23/19	12,000	12,000
Miami-Dade County, FL, Seaport Revenue Series A-1 (AMT)
1.58%, 10/24/19	10,000	9,999
Water and Sewer Ser B-1
1.35%, 11/6/19	5,000	4,999
Montgomery County, MD 2010 Ser A BANs 1.34%, 10/3/19	3,000	3,000
Omaha Public Power District, NE Ser A 1.50%, 10/9/19	1,000	1,000
San Antonio, TX Electric & Gas Systems Ser A 1.52%, 10/2/19	2,500	2,500
Texas A&M Tax-Exempt Revenue Financing System, Ser B
1.56%, 10/3/19	4,000	4,000
1.58%, 11/5/19	4,000	4,000
University of Texas Regents Financing System Ser 2015 A 1.29%, 5/28/20	3,500	3,500
Total Commercial Paper (Cost $48,187)		48,185
Municipal Bonds & Notes (19.1%)
Austin, TX, Airport System Ser 2019 (AMT)
5.00%, 11/15/19	6,000	6,025
Barberton, OH, 2019 Ser BANs
3.00%, 4/16/20	1,270	1,280
Belmont County, OH, 2019 Ser BANS
2.50%, 4/16/20	650	653

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Portfolio of Investments (cont'd)

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds & Notes (cont'd)
Dallas-Fort Worth, TX, International Airport Joint Revenue Refunding Bonds, Ser 2013E (AMT)
5.00%, 11/1/19	$3,500	$3,510
Euclid, OH, 2019 Ser BANs
3.00%, 4/30/20	1,325	1,337
Kentucky Rural Water Finance Corporation, Public Projects Construction Notes Ser 2018 E-1
2.25%, 3/1/20	1,000	1,000
Miami-Dade County, FL, Aviation Revenue Miami International Airport Series 2012 A (AMT)
5.00%, 10/1/20	1,950	2,017
Aviation Revenue Miami International Airport Series 2015 A (AMT)
5.00%, 10/1/19	4,585	4,585
Olmsted Falls, OH, 2019 BANs
3.00%, 6/11/20	1,365	1,379
Oregon Education District, Certificate of Participation, Ser 2019 A
2.50%, 12/31/19	3,560	3,570
South-Western City, OH, School District Ser 2019 BANs
3.00%, 12/5/19	1,900	1,905
Southeastern, MA, Regional Transit Authority Revenue Anticipation Notes Ser 2019
2.25%, 8/21/20	3,400	3,422
Springfield, OH, 2019 Ser BANs
2.50%, 4/15/20	985	990
Texas, Municipal Gas Acquisition and Supply Corporation I Gas Supply Revenue Bonds Ser 2006A
5.25%, 12/15/19	5,000	5,037
Ser 2019 TRANs
4.00%, 8/27/20	5,000	5,120
Yonkers, NY, Ser 2019 BANs
3.00%, 12/17/19	4,000	4,012
Total Municipal Bonds & Notes (Cost $45,838)		45,842
Total Investments (101.9%) (Cost $244,758) (e)(f)		244,759
Liabilities in Excess of Other Assets (–1.9%)		(4,453)
Net Assets (100.0%)		$240,306

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  The rates shown are the effective yields at the date of purchase.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  At September 30, 2019, the aggregate cost for federal income tax purposes is approximately $244,758,000. The aggregate gross unrealized appreciation is approximately $18,000 and the aggregate gross unrealized depreciation is approximately $17,000, resulting in net unrealized appreciation of approximately $1,000.

AMT  Alternative Minimum Tax.

BANs  Bond Anticipation Notes.

PUTTERs  Puttable Tax-Exempt Receipts.

TRANs  Tax and Revenue Anticipation Notes.

VRDP  Variable Rate Demand Preferred.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	32.6%
Commercial Paper	19.7
Municipal Bonds & Notes	18.7
Floating Rate Notes	9.5
Closed-End Investment Companies	9.3
Daily Variable Rate Bonds	6.2
Other*	4.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Ultra-Short Municipal Income Portfolio

Statement of Assets and Liabilities	September 30, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $244,758)	$244,759
Cash	10,033
Interest Receivable	973
Receivable for Fund Shares Sold	134
Due from Adviser	37
Prepaid Offering Costs	37
Other Assets	33
Total Assets	256,006
Liabilities:
Payable for Investments Purchased	15,000
Payable for Fund Shares Redeemed	519
Payable for Offering Costs	76
Payable for Professional Fees	47
Payable for Shareholder Services Fees — Institutional Class	3
Payable for Shareholder Services Fees — Class A	21
Payable for Administration Fees	15
Payable for Custodian Fees	2
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Transfer Agency Fees — Institutional Class	—	@
Payable for Transfer Agency Fees — Class A	—	@
Other Liabilities	17
Total Liabilities	15,700
Net Assets	$240,306
Net Assets Consist of:
Paid-in-Capital	$240,264
Total Distributable Earnings	42
Net Assets	$240,306
CLASS IR:
Net Assets	$67,174
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,717,282
Net Asset Value, Offering and Redemption Price Per Share	$10.00
Institutional Class:
Net Assets	$40,250
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,023,536
Net Asset Value, Offering and Redemption Price Per Share	$10.00
CLASS A:
Net Assets	$132,882
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	13,289,699
Net Asset Value, Redemption Price Per Share	$10.00
Maximum Sales Load	0.50%
Maximum Sales Charge	$0.05
Maximum Offering Price Per Share	$10.05

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Ultra-Short Municipal Income Portfolio

Statement of Operations	Period from December 19, 2018^ to September 30, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,745
Expenses:
Advisory Fees (Note B)	215
Shareholder Services Fees — Institutional Class (Note D)	20
Shareholder Services Fees — Class A (Note D)	110
Offering Costs	130
Administration Fees (Note C)	86
Professional Fees	77
Shareholder Reporting Fees	19
Registration Fees	9
Custodian Fees (Note F)	6
Transfer Agency Fees — Class IR (Note E)	2
Transfer Agency Fees — Institutional Class (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Pricing Fees	3
Trustees' Fees and Expenses	1
Other Expenses	9
Total Expenses	691
Waiver of Advisory Fees (Note B)	(215)
Expenses Reimbursed by Adviser (Note B)	(199)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Net Expenses	271
Net Investment Income	1,474
Realized Loss:
Investments Sold	(— @)
Change in Unrealized Appreciation (Depreciation):
Investments	1
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1
Net Increase in Net Assets Resulting from Operations	$1,475

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Ultra-Short Municipal Income Portfolio

Statement of Changes in Net Assets	Period from December 19, 2018^ to September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,474
Net Realized Loss	(— @)
Net Change in Unrealized Appreciation (Depreciation)	1
Net Increase in Net Assets Resulting from Operations	1,475
Dividends and Distributions to Shareholders:
Class IR	(483)
Institutional Class	(276)
Class A	(715)
Total Dividends and Distributions to Shareholders	(1,474)
Capital Share Transactions:(1)
Class IR:
Subscribed	96,053
Distributions Reinvested	440
Redeemed	(29,320)
Institutional Class:
Subscribed	40,000
Distributions Reinvested	235
Class A:
Subscribed	154,961
Distributions Reinvested	664
Redeemed	(22,728)
Net Increase in Net Assets Resulting from Capital Share Transactions	240,305
Total Increase in Net Assets	240,306
Net Assets:
Beginning of Period	—
End of Period	$240,306
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	9,605
Shares Issued on Distributions Reinvested	44
Shares Redeemed	(2,932)
Net Increase in Class IR Shares Outstanding	6,717
Institutional Class:
Shares Subscribed	4,000
Shares Issued on Distributions Reinvested	24
Net Increase in Institutional Class Shares Outstanding	4,024
Class A:
Shares Subscribed	15,497
Shares Issued on Distributions Reinvested	66
Shares Redeemed	(2,273)
Net Increase in Class A Shares Outstanding	13,290

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.12
Net Realized and Unrealized Gain	0.00	(3)
Total from Investment Operations	0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Asset Value, End of Period	$10.00
Total Return(4)	1.19	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,174
Ratio of Expenses Before Expense Limitation	0.52	%(6)
Ratio of Expenses After Expense Limitation	0.13	%(6)
Ratio of Net Investment Income	1.49	%(6)
Portfolio Turnover Rate	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Institutional Class
Selected Per Share Data and Ratios	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.11
Net Realized and Unrealized Gain	0.00	(3)
Total from Investment Operations	0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.11)
Net Asset Value, End of Period	$10.00
Total Return(4)	1.11	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,250
Ratio of Expenses Before Expense Limitation	0.62	%(6)
Ratio of Expenses After Expense Limitation	0.23	%(6)
Ratio of Net Investment Income	1.39	%(6)
Portfolio Turnover Rate	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Class A
Selected Per Share Data and Ratios	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.10
Net Realized and Unrealized Gain	0.00	(3)
Total from Investment Operations	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.10)
Net Asset Value, End of Period	$10.00
Total Return(4)	1.04	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$132,882
Ratio of Expenses Before Expense Limitation	0.72	%(6)
Ratio of Expenses After Expense Limitation	0.33	%(6)
Ratio of Net Investment Income	1.30	%(6)
Portfolio Turnover Rate	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Municipal Income Portfolio. The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity.

The Fund commenced operations on December 19, 2018 and offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; and (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Weekly Variable Rate Bonds	$—	$79,700	$—	$79,700
Daily Variable Rate Bonds	—	15,300	—	15,300
Closed-End Investment Companies	—	22,800	—	22,800
Floating Rate Notes	—	23,233	—	23,233
Quarterly Variable Rate Bonds	—	9,699	—	9,699
Commercial Paper	—	48,185	—	48,185
Municipal Bonds & Notes	—	45,842	—	45,842
Total Short-Term Investments	—	244,759	—	244,759
Total Assets	$—	$244,759	$—	$244,759

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

4.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.35% for Institutional Class shares and 0.45% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2019, approximately $215,000 of advisory fees were waived and approximately $205,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets attributable to the Class A shares.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2019, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2019 was as follows:

2019 Distributions Paid From: Tax-Exempt Income (000)
$1,474

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at September 30, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$41	$(41)

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Notes to Financial Statements (cont'd)

At September 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Tax-Exempt Income (000)	Undistributed Long-Term Capital Gain (000)
$200	—

At September 30, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of less than $500 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 79.1%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Municipal Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Municipal Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2019, and the related statements of operations and changes in net assets and the financial highlights for the period from December 19, 2018 (commencement of operations) through September 30, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Ultra-Short Municipal Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2019, the results of its operations and the changes in its net assets and its financial highlights for the period from December 19, 2018 (commencement of operations) through September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 25, 2019

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and concluded that, since the Fund currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Fund under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Fund. The Board considered that the Fund requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Fund and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Fund and the structure of the proposed management fee schedule, which does not include breakpoints. The Board considered that the Fund's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

22

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

23

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSMIANN
2788712 EXP 11.30.20

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2019

	Registrant		Covered Entities(1)
Audit Fees	$570,650		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$53,684	(3)	$507,296	(4)
All Other Fees	$—		$144,110	(5)
Total Non-Audit Fees	$53,684		$651,406

Total	$624,334		$651,406

2018

	Registrant		Covered Entities(1)
Audit Fees	$564,929		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$50,330	(3)	$11,463,155	(4)
All Other Fees	$—		$73,115	(5)
Total Non-Audit Fees	$50,330		$11,536,270

Total	$615,259		$11,536,270

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer,

who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 14, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 14, 2019